UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Important Information

The information presented on the following pages is current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper Fund Award 2011

Thornburg Limited Term Municipal Fund, Class I Shares, was granted a Lipper Fund Award for the ten-year period ended 12/31/10, among 22 Short-Intermediate Municipal Debt Funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Awards are given for three-year, five-year, and ten-year periods. The fund did not win the award for other time periods. Past performance does not guarantee future results.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Barclays Capital Municipal Bond Index – The Municipal Index covers the USD-denominated, investment-grade, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

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Important Information,

Continued

Core CPI – Consumer Price Index minus the energy and food components.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4     This page is not part of the Annual Report.

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.78%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 28, 1984 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	3.43%	5.90%	4.47%	3.78%	5.53%
With sales charge	1.86%	5.37%	4.15%	3.62%	5.47%

30-DAY YIELDS, A SHARES

As of September 30, 2011

Annualized Distribution Yield	SEC Yield
2.39%	1.39%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	1,235

Effective Duration	3.7 Yrs

Average Maturity	4.4 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg Limited Term Municipal Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 12 cents to $14.39 per share for the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 35.8 cents per share. If you reinvested your dividends, you received 36.2 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 3.43% at NAV over the fiscal year ended September 30, 2011, compared to 3.75% for the Barclays Capital Five-Year Municipal Bond Index. The main contributor to the difference in performance is that the Barclays Capital Five-Year Municipal Bond Index has all of its holdings in four- to six-year maturities. The Thornburg Limited Term Municipal Fund has holdings that span one- to ten-year maturities in a laddered structure.

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning in October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation. As we close this fiscal year, the Fed has announced another extraordinary measure known as “Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June 2012, $400 billion of Treasury securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten, reducing the yield difference between long-term and short-term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38% on September 1, 2011 (30-year Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have

Certified Annual Report    7

Letter to Shareholders,

Continued

decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets,” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011, slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes, remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases in loans to businesses may be laying the groundwork for a more robust expansion.

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and services will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low, but so do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6–12 months, we believe the Fed will keep short-term interest rates low but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

CHART I: BofA MERRILL LYNCH 1-10 YEAR MUNICIPAL INDEX

Periodic Returns During the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past performance does not guarantee future results.

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine

8    Certified Annual Report

months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. These estimates were overly dramatic but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch 1–10 Year Municipal Index for the 12 months ended September 30, 2011.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in the mid-range of Limited Term Fund’s investable universe. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a different pace.

The major drivers of returns for the fiscal year have been duration (longer is better than shorter as rates declined) and yield curve exposure (allocation of assets to mid-range maturities versus shorter and longer maturities is better). The discipline of the laddered portfolio structure seeks to ensure that investors benefit from these opportunities.

Conclusion

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 1,235 municipal obligations from 49 states and territories. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

Certified Annual Report    9

Letter to Shareholders,

Continued

toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. In closing, we would like to thank you for the trust you have placed with us. We continue to keep that foremost in our minds as we go forward into a new year.

CHART III: % OF PORTFOLIO MATURING

As of 9/30/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.91%
Alabama State Public School & College Authority, 5.00% due 5/1/2012	AA/Aa1	$2,000,000	$2,055,240
Alabama State Public School & College Authority, 5.00% due 5/1/2013	AA/Aa1	5,000,000	5,354,150
Alabama State Public School & College Authority, 5.00% due 5/1/2015	NR/Aa1	8,530,000	9,775,721
Alabama State Public School & College Authority, 5.00% due 5/1/2016	AA/Aa1	5,000,000	5,843,600
Birmingham GO, 5.00% due 10/1/2013 (Insured: Natl-Re)	AA/Aa2	2,500,000	2,705,600
Birmingham GO, 5.00% due 2/1/2015	AA/Aa2	4,240,000	4,738,539
Birmingham GO, 4.00% due 8/1/2015	AA/Aa2	3,005,000	3,290,355
Birmingham GO, 5.00% due 2/1/2016	AA/Aa2	3,775,000	4,291,344
Birmingham GO, 4.00% due 8/1/2016	AA/Aa2	3,645,000	3,977,971
Birmingham GO, 5.00% due 2/1/2017	AA/Aa2	2,045,000	2,349,521
Birmingham GO, 4.00% due 8/1/2017	AA/Aa2	2,760,000	2,997,526
Birmingham GO, 5.00% due 2/1/2018	AA/Aa2	2,000,000	2,321,620
Courtland Solid Waste Disposal Revenue, 4.75% due 5/1/2017 (International Paper Company)	BBB/NR	5,000,000	5,090,950
Huntsville GO, 5.50% due 11/1/2014 pre-refunded 5/1/2012	AAA/Aaa	3,425,000	3,599,058
Lake Martin Area IDA, 5.00% due 11/1/2011	NR/NR	3,000,000	3,006,720
Mobile GO Warrants, 5.25% due 8/1/2012 (Insured: AGM)	AA+/Aa2	1,025,000	1,067,230
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	1,735,000	1,808,096
Mobile GO Warrants, 5.00% due 2/15/2019	AA-/Aa2	2,000,000	2,274,460
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A/A2	6,000,000	6,733,080
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2016	AAA/Aa2	2,080,000	2,441,878
Montgomery Waterworks & Sanitation, 5.00% due 9/1/2019	AAA/Aa2	3,375,000	3,939,030
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A+/A1	2,500,000	2,831,475
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A+/A1	1,500,000	1,679,205
ALASKA — 0.78%
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AA+/Aa2	1,600,000	1,728,992
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,306,520
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA-/Aa3	2,000,000	2,184,900
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA-/Aa3	1,900,000	2,132,883
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA-/Aa3	1,000,000	1,140,740
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA-/Aa3	3,000,000	3,456,630
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA-/Aa3	2,455,000	2,848,095
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	A+/Aa2	1,175,000	1,291,419
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: AGM)	AA+/NR	3,000,000	3,034,230
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,740,230
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,427,032
ARIZONA — 3.45%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,439,637

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	$3,735,000	$4,145,588
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	4,069,205
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A2	1,470,000	1,633,729
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A2	1,365,000	1,509,731
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A2	1,290,000	1,416,652
Arizona Lottery Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa3	8,370,000	9,738,746
Arizona Lottery Revenue, 5.00% due 7/1/2020 (Insured: AGM)	AA+/Aa3	8,000,000	9,246,640
Arizona Transportation Board Highway Revenue, 5.25% due 7/1/2015	AAA/Aa1	3,860,000	4,072,339
Chandler Street & Highway User Revenue, 3.00% due 7/1/2013	AA/Aa2	1,905,000	1,984,248
Chandler Street & Highway User Revenue, 3.00% due 7/1/2014	AA/Aa2	2,790,000	2,954,415
Gilbert Public Facilities Municipal Property Refunding, 3.00% due 7/1/2015	AA/Aa2	1,080,000	1,148,245
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,100,800
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,480,462
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,618,920
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A2	2,200,000	2,330,262
Maricopa County IDA Health Facilities Revenue, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A2	1,000,000	1,064,490
Maricopa County IDA Health Facilities Revenue, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health Care West)	A/A2	7,500,000	8,190,225
Maricopa County Pollution Control Corp. PCR, 5.50% due 5/1/2029 put 5/1/2012 (Arizona Public Service Co.)	BBB/Baa2	10,000,000	10,227,800
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,493,600
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC) (ETM)	AA+/NR	3,135,000	3,480,446
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	12,530,276
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa2	1,600,000	1,733,856
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa2	2,600,000	2,817,516
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB/Baa2	5,600,000	6,338,584
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A2	3,500,000	3,651,305
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	410,000	411,591
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa3	2,500,000	2,792,600
Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa3	3,000,000	3,366,960
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa3	3,285,000	3,688,037
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,232,260
Pima County Sewer Revenue, 4.50% due 7/1/2017 (Insured: AGM)	AA+/Aa3	5,000,000	5,708,050
Pima County Sewer Revenue, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa3	5,000,000	5,870,450
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,895,125
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,064,420
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,254,700
Yuma Property Corp. Utility Systems Revenue, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,381,510
CALIFORNIA — 7.92%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,000,000	1,157,550
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AA+/Aa3	1,560,000	1,624,709
Calexico USD COP, 5.75% due 9/1/2013	A-/NR	1,155,000	1,214,598
California Educational Facilities, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,643,361
[a]California Educational Facilities, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,433,264
California GO, 4.75% due 4/1/2018	A-/A1	1,250,000	1,424,513
California GO, 5.00% due 9/1/2020	NR/NR	10,000,000	11,534,500
California GO, 5.00% due 9/1/2021	A-/A1	5,000,000	5,756,450
California GO, 0.13% due 5/1/2034 put 10/3/2011 (LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A+/Aa3	2,970,000	2,970,000
California HFA, 5.50% due 2/1/2017 (Community Program; Insured: California Mtg Insurance)	A-/NR	2,575,000	2,867,031

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California HFA, 5.50% due 2/1/2019 (Community Program; Insured: California Mtg Insurance)	A-/NR	$2,865,000	$3,192,756
California HFA, 5.75% due 2/1/2020 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,975,000	2,232,342
California HFA, 5.75% due 2/1/2021 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,695,000	1,913,825
California HFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Health Care West)	A/A2	3,500,000	3,804,325
California HFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic Health Care West)	A/A2	2,000,000	2,173,900
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	1,000,000	1,003,810
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	AA-/Aa3	2,600,000	2,679,638
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013 pre-refunded 5/1/2012	AA-/Aa3	2,550,000	2,661,435
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,727,500
California State Department of Water Resources Power Supply, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,807,450
California State Economic Recovery GO, 5.00% due 7/1/2020	A+/Aa3	4,200,000	4,884,264
California State Economic Recovery GO, 5.00% due 7/1/2016	A+/Aa3	10,350,000	10,387,260
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,710,360
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,472,950
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,512,820
California State Public Works Board, 5.00% due 11/1/2017 (California State University Trustees)	BBB+/Aa3	3,000,000	3,406,410
California State Public Works Board, 5.00% due 11/1/2018 (California State University Trustees)	BBB+/Aa3	2,700,000	3,058,560
California Statewide Community Development Authority, 5.00% due 6/15/2013	A-/A1	9,500,000	10,157,495
California Statewide Community Development Authority, 5.00% due 5/15/2017 (Irvine LLC- UCI East Campus)	NR/Baa2	2,200,000	2,318,800
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	27,000,000	31,491,180
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	2,000,000	1,972,000
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	1,000,000	1,044,970
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	7,000,000	5,320,420
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,950,573
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	682,644
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,750,000	1,995,612
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,302,842
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,369,245
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA/NR	2,685,000	1,978,174
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AA+/Aaa	2,000,000	2,168,380
Inland Valley Development Agency, 5.25% due 4/1/2013 (ETM)	A/NR	2,000,000	2,143,000
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	A/NR	2,000,000	2,245,200
Inland Valley Development Agency, 4.50% due 3/1/2041 put 3/1/2016	A/NR	8,000,000	8,415,120
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AA+/NR	5,000,000	5,710,700
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AA+/NR	3,000,000	3,432,990
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AA+/NR	3,000,000	3,413,670
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,074,820
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,095,000	2,334,060
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	A+/A1	8,260,000	9,574,414
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	4,000,000	4,647,600
Los Angeles USD COP, 5.00% due 10/1/2017 (Insured: AMBAC)	A+/A1	2,445,000	2,716,468
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	4,600,000	5,238,664
Los Angeles USD COP, 5.50% due 12/1/2019	A+/A1	7,040,000	7,989,766
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: AGM)	AA+/Aa2	4,000,000	4,650,080
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA+/Aa3	1,435,000	1,614,963

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA+/Aa3	$2,260,000	$2,558,297
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	4,216,900
Newport Beach Revenue, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	3,000,000	3,177,810
Northern California Power Agency Revenue, 5.00% due 7/1/2017	A/A2	1,000,000	1,171,120
Northern California Power Agency Revenue, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,207,552
Northern California Power Agency Revenue, 5.00% due 7/1/2019	A/A2	1,000,000	1,177,480
Northern California Power Agency Revenue, 5.00% due 7/1/2020	A/A2	1,325,000	1,528,321
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,452,131
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	773,950
Palomar Community College Capital Appreciation GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	1,630,080
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2012 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	1,255,000	1,281,468
Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community Development; Insured: Natl-Re)	A+/Baa1	5,150,000	5,276,999
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	3,955,000	4,404,446
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	869,018
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB/NR	8,290,000	8,846,591
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	4,870,000	5,334,403
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	5,000,000	5,260,600
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	8,675,000	9,052,276
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,265,184
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA/Aa1	10,000,000	11,822,800
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa2	7,600,000	5,501,640
San Jose Redevelopment Agency Tax Allocation, 6.00% due 8/1/2015 (Insured: Natl-Re)	BBB/Baa1	2,780,000	3,038,373
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	3,900,000	4,181,970
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	A+/NR	3,425,000	2,523,369
Santa Clara County Financing Authority Lease Revenue, 4.00% due 5/15/2014 (Multiple Facilities)	AA/Aa2	4,245,000	4,531,835
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,782,414
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	2,000,000	2,112,320
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	2,000,000	2,298,940
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,299,660
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	952,260
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	993,143
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,014,972
Twin Rivers USD GO, 0% due 4/1/2014	SP-1+/NR	3,490,000	3,281,228
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,732,815
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	1,635,000	1,893,248
COLORADO — 2.50%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	BBB/NR	1,530,000	1,678,838
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA/Natl-Re)	BBB/NR	1,565,000	1,734,928
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	A/NR	1,335,000	1,335,254
Broomfield Water Activity Enterprise, 5.30% due 12/1/2014 (Insured: Natl-Re)	NR/Aa3	1,620,000	1,641,643
Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary)	AA-/Aa2	1,205,000	1,230,920
Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary)	AA-/Aa2	1,285,000	1,354,506
Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,229,660
Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary)	AA-/Aa2	2,000,000	2,241,240
Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary)	AA-/Aa2	1,500,000	1,688,790
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,381,926
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,652,959

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	$1,625,000	$1,846,991
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,041,906
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,121,670
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	3,088,926
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,693,830
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA+/NR	1,185,000	1,359,124
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA+/NR	2,225,000	2,559,951
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,170,620
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health Initiatives)	AA/Aa2	3,500,000	3,674,300
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health Initiatives)	AA/Aa2	7,255,000	7,905,266
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA/Aa2	3,000,000	3,373,470
Colorado Higher Education COP, 5.00% due 11/1/2013	AA-/Aa2	1,025,000	1,112,166
Denver City & County Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	1,999,465
Denver City & County Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,166,780
Denver City & County COP, 5.00% due 5/1/2013 (Insured: Natl-Re)	AA+/Aa1	3,890,000	4,145,923
Denver City & County COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	AA+/Aa1	4,000,000	4,391,680
Denver City & County COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re)	AA+/Aa1	3,025,000	3,245,190
Denver City & County COP, 0.14% due 12/1/2029 put 10/3/2011 (SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	9,880,000	9,880,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,624,190
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,448,100
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,179,240
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa1	1,910,000	1,695,622
Longmont Sales & Use Tax, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,934,646
Mesa County Residual Revenue, 0% due 12/1/2011 (ETM)	NR/Aaa	1,250,000	1,249,425
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/NR	1,000,000	1,131,360
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA+/NR	1,035,000	1,182,477
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA+/NR	1,525,000	1,752,011
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA+/NR	1,200,000	1,420,980
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA+/NR	1,000,000	1,183,880
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,750,000	1,989,522
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	1,750,000	1,984,290
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	4,132,964
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	1,000,000	1,157,220
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	840,000	952,358
CONNECTICUT — 0.07%
Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012 (United Illuminating Co.)	NR/Baa2	1,000,000	1,013,810
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health)	AA+/Aa1	1,860,000	1,879,939
DELAWARE — 0.02%
Delaware EDA, 6.375% due 5/1/2027 pre-refunded 5/1/2012 (Peninsula United Methodist Homes)	NR/NR	1,000,000	1,044,430
DISTRICT OF COLUMBIA — 1.01%
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,213,060
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	4,065,000	4,171,462
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A/Aa3	2,875,000	3,206,258

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A/Aa3	$4,625,000	$5,224,677
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/Aa3	5,000,000	5,383,800
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/Aa2	5,000,000	6,093,400
District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM HUD Loan)	AA+/Aa3	1,195,000	1,299,073
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM HUD Loan)	AA+/Aa3	1,480,000	1,640,565
District of Columbia Revenue, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,089,220
District of Columbia Revenue, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	571,535
District of Columbia Revenue, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	2,021,821
District of Columbia Revenue, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,392,605
District of Columbia Revenue, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	937,712
District of Columbia Revenue, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,250,000	1,453,000
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: AGM)	AA+/Aa3	1,580,000	1,568,419
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	2,000,000	1,841,700
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	4,000,000	3,379,520
FLORIDA — 9.23%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	A+/A1	4,000,000	4,407,960
Broward County Port Facilities, 5.00% due 9/1/2013	A-/A2	2,000,000	2,131,260
Broward County Port Facilities, 5.00% due 9/1/2017	A-/A2	2,820,000	3,187,390
Broward County Port Facilities, 5.50% due 9/1/2018	A-/A2	3,500,000	4,069,100
Broward County Port Facilities, 5.50% due 9/1/2019	A-/A2	2,800,000	3,249,428
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA+/Aa3	3,035,000	3,401,507
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	1,495,000	1,679,633
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA+/Aa3	7,630,000	8,657,837
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA+/Aa3	3,715,000	4,215,448
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A/Aa3	1,000,000	1,125,150
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	BBB/Baa1	1,820,000	1,809,881
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	BBB/Baa1	2,660,000	2,596,719
Collier County Special Obligation Revenue, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,523,801
Dade County Florida GO, 7.125% due 10/1/2011 (Insured: AMBAC)	NR/Aa2	1,000,000	1,000,190
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa1	1,650,000	1,869,021
Escambia County Utilities Authority, 6.25% due 1/1/2012 (Insured: Natl-Re/FGIC)	BBB/NR	5,235,000	5,307,034
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA+/Aa3	1,605,000	1,755,035
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA+/Aa3	1,500,000	1,677,345
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2014 (Innovation Village)	A/A2	1,950,000	2,123,121
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2015 (Innovation Village)	A/A2	2,395,000	2,661,252
Florida Atlantic University Financing Corp. Capital Improvements Revenue, 5.00% due 7/1/2016 (Innovation Village)	A/A2	2,275,000	2,548,341
Florida Board of Education Lottery Revenue, 5.25% due 7/1/2016 (Insured: Natl-Re/FGIC)	AAA/A1	1,000,000	1,045,760
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	4,087,545
Florida Higher Educational Facilities Financing, 4.00% due 4/1/2013 (Nova Southeastern University)	BBB/Baa2	1,100,000	1,128,127
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa2	2,365,000	2,498,717
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa2	2,350,000	2,507,591
Florida Higher Educational Facilities Financing, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa2	2,345,000	2,516,631
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa2	1,325,000	1,431,888

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Higher Educational Facilities Financing, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa2	$2,630,000	$2,840,032
Florida Higher Educational Facilities Financing, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,705,000	1,857,836
Florida Hurricane Catastrophe, 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,965,690
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,192,100
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	799,121
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	995,138
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,037,684
Florida State Department of Transportation GO, 5.375% due 7/1/2017	AAA/Aa1	4,675,000	4,899,166
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,544,860
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	5,251,984
Fort Myers Florida Improvement Revenue, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/Aa3	2,195,000	2,450,959
Gainesville Utilities Systems Revenue, 6.50% due 10/1/2013	AA/Aa2	4,800,000	5,304,960
Gainesville Utilities Systems Revenue, 0.20% due 10/1/2026 put 10/3/2011 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	6,315,000	6,315,000
Gainesville Utilities Systems Revenue, 0.22% due 10/1/2026 put 10/3/2011 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	13,715,000	13,715,000
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health)	AA-/Aa3	1,000,000	1,137,030
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health)	AA-/Aa3	1,000,000	1,148,570
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/Aa3	3,200,000	3,710,720
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health)	AA-/Aa3	1,000,000	1,109,810
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health)	AA-/Aa3	3,000,000	3,488,400
Highlands County HFA, 3.95% due 11/15/2032 put 9/1/2012 (Adventist Health)	AA-/Aa3	2,500,000	2,577,375
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,468,850
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	BBB+/Baa1	7,410,000	7,657,939
[b]Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	BBB+/Baa1	6,650,000	6,777,746
Hillsborough County Investment Tax Revenue, 5.00% due 11/1/2016 (Insured: AMBAC)	AA/Aa2	1,000,000	1,149,230
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,154,570
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,187,240
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,191,000
Hollywood Water & Sewer Revenue, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,402,180
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	5,235,000	5,519,313
JEA, 5.25% due 10/1/2012 (St. John’s River Park Systems)	AA-/Aa2	5,500,000	5,522,110
JEA, 5.00% due 10/1/2014 (Electric Systems)	A+/Aa3	7,165,000	7,852,553
JEA, 4.00% due 10/1/2016 (Electric Systems)	A+/Aa3	3,540,000	3,912,231
JEA, 5.00% due 10/1/2017 (St. John’s River Park Systems)	AA-/Aa2	8,385,000	8,414,599
JEA Water & Sewer Systems Revenue, 3.50% due 10/1/2013	AA-/Aa2	5,565,000	5,889,273
JEA Water & Sewer Systems Revenue, 5.00% due 10/1/2018	AA-/Aa2	1,500,000	1,781,160
Kissimmee Utilities Authority Electrical Systems Revenue, 5.25% due 10/1/2016 (Insured: AGM)	NR/Aa3	1,700,000	1,977,355
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2016 (Insured: AGM)	AA+/Aa3	9,780,000	11,304,800
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2017 (Insured: AGM)	AA+/Aa3	7,105,000	8,287,556
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2019 (Insured: AGM)	AA+/Aa3	5,000,000	5,850,150
Lakeland Florida Energy System Revenue, 5.00% due 10/1/2020 (Insured: AGM)	AA+/Aa3	1,695,000	1,976,285
Lakeland Florida Hospital System Revenue, 3.00% due 11/15/2013 (Lakeland Regional Health)	NR/NR	1,000,000	1,027,750
Lakeland Florida Hospital System Revenue, 4.00% due 11/15/2014 (Lakeland Regional Health)	NR/NR	1,000,000	1,058,810
Lakeland Florida Hospital System Revenue, 5.00% due 11/15/2019 (Lakeland Regional Health)	NR/A2	4,950,000	5,302,687
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,084,340
Miami Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,321,960
Miami Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: Assured Guaranty)	AA+/Aa3	6,530,000	7,427,091

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	$4,540,000	$5,300,405
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2015 (Insured: AGM)	AA+/Aa3	3,845,000	3,420,397
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2016 (Insured: AGM)	AA+/Aa3	3,535,000	3,002,841
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2017 (Insured: AGM)	AA+/Aa3	2,435,000	1,963,219
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2018 (Insured: AGM)	AA+/Aa3	5,385,000	4,124,964
Miami Dade County Professional Sports Franchise Facilities Tax, 0% due 10/1/2019 (Insured: AGM)	AA+/Aa3	2,170,000	1,567,955
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,076,200
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,106,040
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,015,000	4,447,295
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,113,740
Miami Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,604,200
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA+/Aa3	5,000,000	5,742,500
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	NR/Baa3	625,000	636,075
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,315,467
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	2,040,000	2,139,083
Miami GO, 5.00% due 1/1/2019 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,325,000	1,376,317
Miami Special Obligation, 5.00% due 1/1/2018 (Insured: Natl-Re)	A-/A2	1,970,000	2,246,036
North Miami Educational Facilities Revenue, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,594,719
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	3,007,787
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,179,485
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	4,000,000	4,432,520
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health; Insured: Natl-Re)	A/A2	1,870,000	2,196,857
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A1	5,845,000	6,272,445
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	3,011,790
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: AGM)	AA+/Aa3	9,990,000	10,358,531
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,442,200
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	3,125,000	3,575,687
South Florida Water Management District COP, 5.00% due 10/1/2015 (Insured: AMBAC)	AA/Aa2	1,000,000	1,129,740
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	1,560,000	1,792,752
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	4,610,000	5,364,565
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,120,000	2,199,924
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	2,050,250
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,703,524
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,477,566
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,615,750
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa3	2,855,000	3,258,954
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa3	1,215,000	1,402,146
Tampa Sports Authority Revenue, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	BBB/ Baa1	1,235,000	1,286,043
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	BBB/NR	1,640,000	1,762,852
Volusia County Educational Facility Authority, 4.00% due 10/15/2013 (Embry-Riddle; Insured: AGM)	AA+/Aa3	675,000	702,783
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA+/Aa3	2,320,000	2,575,919
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA+/Aa3	1,030,000	1,089,318
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA+/Aa3	2,075,000	2,299,411

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA+/Aa3	$2,245,000	$2,468,490
GEORGIA — 2.66%
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2018	NR/A1	2,100,000	2,404,689
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2020	NR/A1	6,000,000	6,885,420
Atlanta Airport Passenger Facility Charge Revenue, 5.00% due 1/1/2021	NR/A1	7,000,000	7,950,670
Atlanta Airport Revenue, 5.00% due 1/1/2019	NR/A1	3,145,000	3,618,448
[b] Atlanta Airport Revenue, 5.25% due 1/1/2020	NR/A1	5,000,000	5,832,700
Atlanta Airport Revenue, 5.50% due 1/1/2021	NR/A1	3,525,000	4,197,711
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA+/Aa3	3,850,000	4,319,007
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,373,410
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2015 (Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,615,960
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2016 (Insured: AGM)	AA+/Aa3	3,215,000	3,671,659
Atlanta Water & Wastewater Revenue, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,618,286
Atlanta Water & Wastewater Revenue, 5.00% due 11/1/2017 (Insured: AGM)	AA+/Aa3	4,745,000	5,451,198
Atlanta Water & Wastewater Revenue, 6.00% due 11/1/2019	A/A1	5,650,000	6,940,855
Burke County Development Authority PCR, 2.50% due 1/1/2040 put 3/1/2013 (Oglethorpe Power)	A/Baa1	7,000,000	7,119,420
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,609,180
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,521,558
Gainesville Water & Sewer Revenue, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	1,160,000	1,188,838
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation Inc.)	A+/Aa2	2,500,000	2,761,800
Main Street Natural Gas, Inc., 5.00% due 3/15/2013 (Georgia Gas)	A/Baa1	1,500,000	1,559,970
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A+/Aa3	3,000,000	3,207,000
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/Baa1	3,590,000	3,781,455
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A/Baa1	2,000,000	2,116,460
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/Baa1	5,000,000	5,054,900
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,015,490
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	2,990,000	3,429,859
GUAM — 0.31%
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2016	BBB-/NR	5,610,000	6,101,268
Guam Government Limited Obligation Revenue, 5.25% due 12/1/2017	BBB-/NR	2,000,000	2,185,520
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2018	BBB-/NR	3,000,000	3,294,570
Guam Government Limited Obligation Revenue, 5.50% due 12/1/2019	BBB-/NR	2,000,000	2,182,440
HAWAII — 0.15%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	610,000	627,422
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: Natl-Re)	BBB/Baa1	5,850,000	5,899,257
IDAHO — 0.35%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,260,000	1,290,101
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,472,547
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	10,805,000	12,610,516
ILLINOIS — 7.59%
Aurora GO, 4.25% due 12/30/2015 (Insured: AMBAC)	AA+/NR	1,030,000	1,037,694

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	$1,500,000	$1,276,830
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	2,000,000	1,605,960
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,401,292
Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	BBB/Aa2	1,700,000	1,811,775
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	AA-/Aa2	4,100,000	4,680,314
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,116,560
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC) (ETM)	A+/Aa3	775,000	786,656
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	A+/Aa3	225,000	228,148
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	A+/Aa3	2,130,000	2,180,374
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	A+/Aa3	2,670,000	2,357,343
Chicago GO, 5.40% due 1/1/2018 (Insured: AGM)	AA+/Aa3	3,000,000	3,010,530
Chicago GO, 5.44% due 1/1/2018 (Capital Appreciation; Insured: Natl-Re)	A+/Aa3	3,050,000	3,396,388
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AA+/Aa3	8,460,000	9,355,153
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	2,000,000	2,233,620
Chicago Illinois Board of Education GO, 5.00% due 12/1/2018	AA-/Aa2	3,000,000	3,349,680
Chicago Illinois Board of Education GO, 5.00% due 12/1/2019	AA-/Aa2	2,000,000	2,217,460
Chicago Illinois Board of Education GO, 0% due 12/1/2020 (Insured: BHAC/FGIC)	AA+/Aa1	12,000,000	8,242,080
Chicago Illinois Board of Education GO, 5.00% due 12/1/2020	AA-/Aa2	2,500,000	2,756,575
Chicago Illinois Park District GO, 5.00% due 1/1/2018 (Personal Property Replacement)	AA+/Aa2	1,150,000	1,304,031
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2012	NR/Aa2	1,660,000	1,675,156
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2013	NR/Aa2	3,275,000	3,394,898
Chicago Illinois Transit Authority Capital Grant, 5.50% due 6/1/2018 (Federal Transit Administration)	A/A1	2,500,000	2,780,525
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: Natl-Re)	A/A2	1,180,000	1,239,850
Chicago Sales Tax Revenue, 0.14% due 1/1/2034 put 10/3/2011 (SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa2	2,735,000	2,735,000
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,090,700
Chicago Wastewater Transmission Revenue, 4.00% due 1/1/2018	A+/Aa3	1,475,000	1,542,186
Chicago Water Revenue, 2.00% due 11/1/2011	AA-/Aa3	2,360,000	2,362,690
Cicero Illinois GO, 5.25% due 1/1/2019 (Insured: Syncora)	NR/NR	6,140,000	6,297,982
Cook County Community Consolidated School District GO, 0% due 12/1/2011 (Insured: AGM) (ETM)	NR/Aa3	2,370,000	2,369,005
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,232,250
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: Assured Guaranty)	AA+/NR	3,180,000	3,340,876
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: Assured Guaranty)	AA+/NR	6,875,000	7,444,869
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,599,177
Cook County GO, 3.25% due 11/15/2011 (ETM)	NR/NR	220,000	220,849
Cook County GO, 3.25% due 11/15/2011	AA/Aa3	1,030,000	1,033,533
Cook County GO, 5.00% due 11/15/2012	AA/Aa3	6,000,000	6,277,380
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re)	AA/Aa3	3,995,000	4,414,315
De Kalb County USD GO, 0% due 1/1/2021 (Capital Appreciation)	AA-/Aa2	6,140,000	3,997,140
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,364,876
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,356,400
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,978,975
Illinois Educational Facilities, 3.40% due 11/1/2036 put 11/1/2017 (Medical Terminal Field Museum)	A/NR	1,300,000	1,354,678
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,409,810
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,270,562
Illinois Finance Authority, 5.00% due 12/1/2012 (Columbia College)	BBB+/NR	1,000,000	1,036,580

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 4.00% due 2/15/2013 (Alexian Brothers Health Systems)	NR/A3	$1,500,000	$1,538,145
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A3	3,000,000	3,173,940
Illinois Finance Authority, 5.00% due 5/1/2014	NR/Baa3	3,895,000	4,049,904
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,524,650
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,233,130
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A3	1,000,000	1,116,490
[b] Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,624,550
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,786,520
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,408,412
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,891,551
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A-/A2	1,000,000	1,104,210
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,543,567
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,176,990
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,000,000	1,121,340
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Advocate Health Care)	AA/Aa2	2,000,000	2,041,600
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A-/A1	9,500,000	9,709,190
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A-/A1	2,550,000	2,795,590
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural UTI)	A/NR	17,150,000	17,756,767
Illinois HFA, 5.00% due 11/15/2013 (Northwestern Medical Facility; Insured: Natl-Re)	NR/A1	2,470,000	2,474,619
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,545,360
Illinois Sales Tax, 3.50% due 6/15/2012	AAA/A1	6,055,000	6,183,427
Illinois Sales Tax, 3.50% due 6/15/2013	AAA/A1	6,455,000	6,756,126
Illinois Sales Tax, 3.50% due 6/15/2014	AAA/A1	6,455,000	6,813,898
Illinois Sales Tax, 5.125% due 6/15/2015 pre-refunded 6/15/2013	AAA/A1	5,000,000	5,401,250
Illinois Sales Tax, 5.00% due 6/15/2016	AAA/NR	3,500,000	4,007,080
Illinois Sales Tax, 5.50% due 6/15/2016	AAA/A1	2,020,000	2,026,464
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA+/Aa3	17,190,000	18,679,170
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA+/Aa3	5,000,000	5,591,900
Kane & Dekalb Counties Community Capital Appreciation GO, 0% due 2/1/2021 (Insured: Natl-Re/FGIC)	NR/Aa3	3,165,000	2,089,375
Kane County Forest Preservation District GO, 4.00% due 12/15/2015 (Insured: AMBAC)	AA+/NR	2,295,000	2,308,977
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA+/NR	2,780,000	3,211,845
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: Natl-Re/FGIC)	AA+/Aa2	3,000,000	2,718,240
Kane Mc Henry Cook & Dekalb Counties Capital Appreciation GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	2,000,000	1,275,420
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: Natl-Re/FGIC)	NR/NR	3,235,000	3,221,187
Lake County Community High School District GO, 9.00% due 2/1/2014 (Insured: AGM)	AAA/Aa3	1,925,000	2,260,566
Lake County Community High School District GO, 9.00% due 2/1/2015 (Insured: AGM)	AAA/Aa3	1,610,000	2,001,021
Lake County Community High School District GO, 9.00% due 2/1/2016 (Insured: AGM)	AAA/Aa3	1,890,000	2,454,902
Lake County Community High School District GO, 9.00% due 2/1/2017 (Insured: AGM)	AAA/Aa3	2,025,000	2,743,369
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: Natl-Re/FGIC)	BBB/NR	2,200,000	2,186,998
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Baa1	1,185,000	957,492
McLean & Woodford Counties United School District GO, 5.875% due 12/1/2013 (Insured: AGM)	NR/Aa2	1,175,000	1,185,446
McLean & Woodford Counties United School District GO, 6.25% due 12/1/2014 (Insured: AGM)	NR/Aa2	1,005,000	1,014,578
Melrose Park Water Revenue, 5.20% due 7/1/2018 (Insured: Natl-Re)	BBB/Baa1	1,190,000	1,201,638
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 pre-refunded 10/18/2010 (Insured: Natl-Re) (ETM)	BBB/A2	485,000	479,442

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (Insured: Natl-Re)	AAA/A2	$560,000	$540,669
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: Natl-Re/FGIC)	BBB/A2	11,295,000	9,814,225
Peoria, Tazewell, Etc. Counties Community College District GO, 4.25% due 12/1/2015	AA+/Aa2	2,360,000	2,612,331
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,059,910
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,000,000	1,075,360
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	7,940,000	8,651,027
Regional Transportation Authority, 6.25% due 7/1/2014 (Insured: Natl-Re; GO of Authority)	AA/Aa3	3,500,000	3,986,115
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA+/NR	2,210,000	2,483,863
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB/Baa2	1,450,000	1,549,006
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA+/Aa2	2,000,000	2,189,260
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA+/Aa2	3,370,000	2,585,295
INDIANA — 4.56%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,396,537
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,106,990
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,678,231
Allen County Jail Building Corp. First Mtg, 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	1,520,000	1,723,619
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,112,660
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,888,325
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	510,000	516,242
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,000,000	1,075,780
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,745,389
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,250,000	1,365,888
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,483,902
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,470,000	4,458,914
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,091,290
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,488,628
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,159,980
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,084,960
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,105,580
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2013	NR/Aa3	1,715,000	1,804,643
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2014	NR/Aa3	1,745,000	1,872,490
Fort Wayne Sewer Works Improvement, 4.25% due 8/1/2015	NR/Aa3	1,780,000	1,941,873
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,000,000	1,096,280
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/Aa3	1,545,000	1,712,555
Indiana Bond Bank, 5.00% due 10/15/2017	NR/Aa3	5,000,000	5,469,350
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,640,625
Indiana Finance Authority, 4.90% due 1/1/2016 (Indianapolis Power & Light Co.)	BBB/A3	11,650,000	12,766,070
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,415,223
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,181,235
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,109,900
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,183,150
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/NR	2,150,000	2,543,773
Indiana Finance Authority, 5.00% due 11/1/2018	AA+/Aa2	2,750,000	3,240,958

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 0.15% due 2/1/2035 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	$5,800,000	$5,800,000
Indiana Finance Authority, 0.13% due 2/1/2037 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	34,200,000	34,200,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	14,150,000	14,150,000
Indiana Finance Authority, 0.20% due 3/28/2037 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	6,700,000	6,700,000
Indiana Health Facilities, 5.00% due 11/1/2014 (Sisters of St. Francis)	NR/Aa3	1,000,000	1,106,850
Indiana Health Facilities, 5.50% due 11/15/2015 (Ascension Health)	AA+/Aa1	510,000	539,544
Indiana Health Facilities, 5.50% due 11/15/2016 (Ascension Health)	AA+/Aa1	1,385,000	1,465,233
Indiana Health Facilities, 5.00% due 11/1/2018 (Sisters of St. Francis)	NR/Aa3	1,250,000	1,446,750
Indiana Health Facilities, 5.75% due 11/1/2021 pre-refunded 11/1/2011 (Sisters of St. Francis)	NR/Aa3	3,545,000	3,597,466
Indiana Health Facilities, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa2	7,000,000	8,047,970
Indiana Multi-School Building Corp. First Mtg, 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa1	5,000,000	5,789,800
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014	AA/NR	1,005,000	1,066,285
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,111,020
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,125,090
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,158,441
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa1	1,690,000	1,956,158
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,054,050
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,622,925
Ivy Tech State College Industry, 4.80% due 7/1/2016 (Student Fee; Insured: AMBAC)	AA-/NR	2,565,000	2,626,688
Ivy Tech State College Industry, 4.90% due 7/1/2017 (Student Fee; Insured: AMBAC)	AA-/NR	2,725,000	2,793,479
Knox Middle School Building Corp. First Mtg, 0% due 1/15/2020 (Insured: Natl-Re/FGIC) (State Aid Withholding)	BBB/NR	1,295,000	903,068
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,341,504
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,436,313
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	1,055,000	1,125,769
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	1,135,000	1,245,515
Mount Vernon of Hancock County First Mtg, 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A/Baa1	1,140,000	1,282,021
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,906,759
Perry Township-Multi School Building Corp., 5.00% due 7/10/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,358,272
Plainfield Community High School Building Corp. First Mtg, 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,599,687
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,567,318
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,113,980
South Bend Community School Building Corp., 4.00% due 1/15/2013 (State Aid Withholding)	AA+/NR	1,545,000	1,604,730
South Bend Community School Building Corp., 4.00% due 1/15/2013	AA+/NR	1,400,000	1,454,124
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,053,400
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,078,079
Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,046,630
Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,056,910
Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,107,340

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Vincennes University, 5.00% due 6/1/2020	NR/Aa3	$1,000,000	$1,178,550
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	2,895,000	3,274,158
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa1	1,335,000	1,472,679
IOWA — 0.38%
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	1,980,000	1,984,871
Dubuque Community School District, 2.75% due 1/1/2012	NR/NR	1,500,000	1,504,455
Iowa Health Facilities Revenue, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,712,225
Iowa Health Facilities Revenue, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,559,509
Iowa Health Facilities Revenue, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,809,616
Iowa Health Facilities Revenue, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,712,715
Iowa Health Facilities Revenue, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,830,608
Iowa Health Facilities Revenue, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,141,312
Iowa Health Facilities Revenue, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,617,281
KANSAS — 0.67%
Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light; Insured: Syncora)	BBB+/A3	5,000,000	5,289,500
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: Natl-Re/FGIC)	BBB/Baa2	12,500,000	13,246,875
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	3,009,817
Valdez Marine Terminal Revenue, 5.00% due 1/1/2021 (BP Pipelines Inc.)	NR/NR	7,000,000	7,912,100
KENTUCKY — 0.36%
Jefferson County School District, 5.25% due 1/1/2016 (Insured: AGM)	AA+/Aa2	2,145,000	2,497,295
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Health Care; Insured: Natl-Re)	BBB/Baa1	5,000,000	3,465,900
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Health Care; Insured: Natl-Re)	BBB/Baa1	2,100,000	1,284,276
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	5,000,000	5,589,700
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: Assured Guaranty)	AA+/Aa3	2,955,000	3,241,428
LOUISIANA — 3.55%
Bossier City Louisiana Public Improvement, 4.00% due 12/1/2018 (Insured: AGM)	AA+/Aa3	2,020,000	2,247,432
Bossier City Louisiana Public Improvement, 4.50% due 12/1/2021 (Insured: AGM)	AA+/Aa3	2,240,000	2,519,350
East Baton Rouge Sewer, 4.00% due 2/1/2013	AA-/Aa3	1,000,000	1,046,380
East Baton Rouge Sewer, 5.00% due 2/1/2014	AA-/Aa3	1,000,000	1,098,250
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: AGM)	AA+/Aa3	3,000,000	3,409,380
East Baton Rouge Sewer Commission, 3.00% due 2/1/2012	AA-/Aa3	1,000,000	1,009,070
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,171,965
Jefferson Sales Tax, 5.00% due 12/1/2018 (Insured: AGM)	AA+/Aa3	2,000,000	2,342,280
Lafayette Utilities Revenue, 4.00% due 11/1/2016	A+/A1	1,395,000	1,545,297
Lafayette Utilities Revenue, 5.00% due 11/1/2019	A+/A1	1,000,000	1,170,810
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/Baa1	10,265,000	11,050,272
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	NR/Ba3	190,000	190,245
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2013 (LCTCS Facilities Corp.)	AA-/A1	1,500,000	1,584,405
Louisiana Environmental Facilities & Community Development Authority, 4.00% due 10/1/2014 (LCTCS Facilities Corp.)	AA-/A1	1,500,000	1,615,575
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,098,210

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	A/NR	$1,000,000	$1,112,160
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,415,548
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,124,730
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC)	NR/NR	22,000,000	25,171,080
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Loop LLC)	A/NR	5,000,000	4,994,550
Louisiana Public Facilities Authority Hospital Revenue, 5.75% due 7/1/2015 (Franciscan Missionaries; Insured: AGM)	AA+/Aa3	1,325,000	1,505,280
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2012 (Department of Public Safety; Insured: AGM)	AA+/Aa3	1,250,000	1,291,725
Louisiana Public Facilities Authority Revenue, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AA+/Aa3	2,500,000	2,663,150
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,064,180
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,971,000
Louisiana Public Facilities Authority Revenue, 2.875% due 11/1/2015 (Entergy Gulf States)	BBB+/A3	2,500,000	2,554,350
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,088,220
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,127,560
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,066,950
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 put 12/1/2011 (Cleco Power LLC)	BBB/Baa2	9,000,000	9,079,290
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,557,160
Louisiana State Office Facilities Corp. Lease Revenue, 3.75% due 3/1/2015 (Capitol Complex)	AA-/Aa3	5,000,000	5,332,000
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,146,960
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,126,150
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,845,400
Louisiana State Office Facilities Corp. Lease Revenue, 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	3,595,000	4,024,099
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Insured: Radian)	NR/NR	1,505,000	1,694,991
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,544,504
New Orleans Audubon Commission GO, 5.00% due 10/1/2016 (Aquarium Tax)	A/NR	2,380,000	2,676,881
New Orleans Audubon Commission GO, 4.00% due 10/1/2018 (Aquarium Tax; Insured: AGM)	AA+/NR	1,110,000	1,176,755
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA+/Aa3	4,500,000	5,124,915
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA+/Aa3	4,800,000	5,519,568
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA+/Aa3	3,840,000	4,380,864
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,105,028
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,200,197
Regional Transit Authority, 8.00% due 12/1/2011 (Insured: Natl-Re/FGIC)	BBB/NR	1,250,000	1,263,338
Regional Transit Authority, 0% due 12/1/2015 (Insured: Natl-Re/FGIC)	BBB/NR	3,670,000	3,109,995
Regional Transit Authority Sales Tax, 5.00% due 12/1/2017 (Insured: AGM)	AA+/Aa3	755,000	882,957
Regional Transit Authority Sales Tax, 5.00% due 12/1/2019 (Insured: AGM)	AA+/Aa3	1,000,000	1,171,570
Regional Transit Authority Sales Tax, 5.00% due 12/1/2021 (Insured: AGM)	NR/NR	1,000,000	1,153,880
Regional Transit Authority Sales Tax, 5.00% due 12/1/2022 (Insured: AGM)	AA+/Aa3	1,110,000	1,264,523
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,585,964
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2014 (General Medical Center)	A/A2	800,000	835,376
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2015 (General Medical Center)	A/A2	575,000	607,120
Terrebonne Parish Louisiana Hospital Service, 4.00% due 4/1/2017 (General Medical Center)	A/A2	1,000,000	1,055,320
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2018 (General Medical Center)	A/A2	1,000,000	1,106,960
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2019 (General Medical Center)	A/A2	1,810,000	1,995,326
Terrebonne Parish Louisiana Hospital Service, 5.00% due 4/1/2021 (General Medical Center)	A/A2	2,320,000	2,537,059

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MAINE — 0.08%
Maine Finance Authority Solid Waste Disposal, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	$3,440,000	$3,716,886
MASSACHUSETTS — 2.01%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,882,570
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,219,765
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,138,717
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,327,560
Greater Lawrence Vocational Technical High School District GO, 2.00% due 3/1/2013 (State Aid Withholding)	NR/Aa2	1,470,000	1,497,092
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	BBB/Baa1	1,025,000	1,041,872
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	2,760,000	2,777,830
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	BBB/Baa1	1,970,000	2,001,599
Massachusetts DFA, 0.12% due 10/1/2042 put 10/3/2011 (Boston University; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	3,700,000	3,700,000
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,727,462
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,934,260
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,716,598
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,729,250
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: AGM)	AA+/NR	2,345,000	2,345,258
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: Natl-Re/FGIC) (ETM)	NR/NR	3,415,000	3,521,821
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AA+/NR	2,330,000	2,415,488
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA+/NR	3,215,000	3,406,678
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	A-/Baa1	2,750,000	2,892,670
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	A-/Baa1	2,625,000	2,794,549
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	A-/Baa1	4,290,000	4,547,915
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA+/NR	1,750,000	1,854,633
Massachusetts Solid Waste Disposal Revenue, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,298,480
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: Natl-Re)	BBB/Aa3	11,400,000	11,450,046
Pioneer Valley Regional School District GO, 5.375% due 6/15/2019 (Insured: AMBAC) (State Aid Withholding)	NR/Aa2	1,230,000	1,276,248
MICHIGAN — 6.40%
Battle Creek, 5.00% due 5/1/2020 (Insured: AMBAC)	AA-/Aa3	3,200,000	3,552,352
Byron Center Michigan Public Schools, 3.00% due 5/1/2013 (Insured: Q-SBLF)	AA-/NR	1,745,000	1,800,439
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,161,744
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA+/NR	1,305,000	1,431,924
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA+/NR	1,935,000	2,116,851
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA+/NR	1,000,000	1,075,960
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2013 (Insured: AGM)	AA+/Aa3	1,590,000	1,680,185
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: Natl-Re)	A/A2	2,000,000	2,136,000
Detroit Sewage Disposal Revenue, 5.00% due 7/1/2015 (Insured: Natl-Re)	A/A2	3,000,000	3,256,860
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2015 (Insured: AGM)	AA+/Aa3	3,920,000	4,380,365

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	A+/A1	$375,000	$418,864
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2017 (Insured: AGM)	AA+/Aa3	825,000	949,179
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2019 (Insured: Natl-Re)	A+/A1	3,900,000	4,233,567
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,415,000	3,672,184
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	4,305,000	4,629,210
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: Natl-Re; FGIC)	A+/A1	6,000,000	6,645,180
Detroit Water Supply Systems, 6.00% due 7/1/2015 (Insured: Natl-Re)	A+/A1	3,280,000	3,743,005
Detroit Water Supply Systems, 5.00% due 7/1/2016 (Insured: AGM)	AA+/Aa3	2,750,000	3,077,112
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	8,845,000	8,943,091
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	3,140,000	3,143,988
Genesee County GO, 2.00% due 5/1/2012	NR/A1	1,395,000	1,403,217
Genesee County GO, 2.00% due 5/1/2013	NR/A1	1,000,000	1,011,170
Grand Haven Electric Revenue, 5.50% due 7/1/2016 (Insured: Natl-Re)	BBB/Baa1	3,890,000	4,303,040
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	BBB/NR	980,000	914,085
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2015 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,735,000	1,861,135
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.00% due 5/15/2016 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,850,000	1,992,931
Kalamazoo Hospital Finance Authority Facilities Revenue, 4.50% due 5/15/2017 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,830,000	2,021,107
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA+/Aa3	1,520,000	1,733,499
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: AGM)	AA+/Aa3	2,500,000	2,851,150
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2020 (Bronson Hospital; Insured: AGM)	NR/Aa3	1,735,000	1,952,829
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2021 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,350,000	2,613,529
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,413,671
Kentwood Public Schools GO, 5.00% due 5/1/2015 (Insured: Natl-Re)	AA-/Aa2	4,050,000	4,282,267
Lansing Steam & Electric Utility Systems, 5.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa3	2,000,000	2,057,980
Michigan Finance Authority Revenue, 2.00% due 8/20/2012 (State Appropriation)	SP-1+/NR	25,000,000	25,340,250
Michigan Housing Development Authority Rental Housing Revenue GO, 5.00% due 4/1/2016	AA/NR	4,505,000	4,662,179
Michigan State Building Authority, 5.25% due 10/15/2012 (Insured: AGM)	AA+/Aa3	4,285,000	4,490,937
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AA+/Aa3	4,300,000	4,663,393
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,763,380
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AA+/Aa3	1,305,000	1,410,640
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,694,720
Michigan State HFA, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,551,620
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,678,515
Michigan State HFA, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,726,345
Michigan State HFA, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,500,000	3,955,315
Michigan State HFA, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,625,400
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,319,815
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Obligation Group)	A/A2	2,500,000	2,710,800
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Obligation Group)	A/A2	1,205,000	1,317,113
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa1	3,000,000	3,459,960
Michigan State Hospital Finance Authority, 5.50% due 11/1/2017 (Oakwood Obligation Group)	A/A2	5,000,000	5,227,350
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Obligation Group)	A/A2	1,000,000	1,075,200
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,426,340
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Obligation Group)	A/A2	2,000,000	2,120,720
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa2	12,140,000	14,062,855

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan State Strategic Fund, 4.75% due 8/1/2012 (NSF International)	A-/NR	$2,345,000	$2,396,965
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: AGM)	AA+/Aa3	2,000,000	2,249,480
Michigan State Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community)	BB/NR	1,615,000	1,537,157
Michigan State Strategic Fund, 5.25% due 10/15/2019 (Michigan House Republic Facilities; Insured: AGM)	AA+/Aa3	1,000,000	1,118,620
Michigan State Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co.)	A/NR	7,500,000	8,271,300
Michigan State Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co.)	A/NR	5,160,000	5,952,886
Michigan Strategic Fund Limited Michigan House Republic Facilities, 5.25% due 10/15/2020 (Insured: Assured Guaranty)	AA+/Aa3	4,025,000	4,446,095
Michigan Strategic Fund Solid Waste Disposal Revenue, 2.80% due 12/1/2013 (Waste Management, Inc.)	BBB/NR	2,850,000	2,901,158
Rockford Public Schools GO, 4.80% due 5/1/2017 (Insured: Q-SBLF)	AA-/Aa2	1,130,000	1,147,379
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,361,405
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,108,290
Royal Oak Hospital Finance Authority Hospital Revenue, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,508,184
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	13,775,589
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,923,310
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	4,914,181
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,482,975
Western Townships Utilities Authority Sewage Disposal GO, 3.00% due 1/1/2012	AA/NR	655,000	659,264
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2013	AA/NR	1,000,000	1,039,670
Western Townships Utilities Authority Sewage Disposal GO, 4.00% due 1/1/2014	AA/NR	1,000,000	1,064,800
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2015	AA/NR	1,870,000	2,088,360
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2016	AA/NR	1,670,000	1,901,028
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2017	AA/NR	1,500,000	1,729,755
Western Townships Utilities Authority Sewage Disposal GO, 5.00% due 1/1/2018	AA/NR	1,500,000	1,740,255
MINNESOTA — 1.36%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (HealthPartners Obligated Group)	BBB+/A3	1,000,000	1,049,980
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (HealthPartners Obligated Group)	BBB+/A3	2,200,000	2,386,538
Minneapolis St. Paul Health Care Systems, 6.00% due 12/1/2019 (HealthPartners Obligated Group)	BBB+/A3	1,000,000	1,071,510
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	9,218,158
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: Assured Guaranty)	AA+/NR	3,460,000	3,665,628
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: Assured Guaranty)	AA+/NR	1,335,000	1,480,502
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: Assured Guaranty)	AA+/NR	2,500,000	2,845,350
Minnesota GO, 5.00% due 8/1/2016 pre-refunded 9/29/2010	AA+/Aa1	3,200,000	3,326,880
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2019	A-/A2	5,000,000	5,831,500
Northern Municipal Power Agency Minnesota Electric, 5.00% due 1/1/2020	A-/A2	3,500,000	4,019,260
St. Cloud Health Care Revenue, 5.00% due 5/1/2012 (Centracare Health Systems)	NR/A2	1,000,000	1,024,500
St. Cloud Health Care Revenue, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A2	1,000,000	1,058,810
St. Cloud Health Care Revenue, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A2	1,000,000	1,106,230
St. Cloud Health Care Revenue, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A2	1,250,000	1,405,525
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	2,920,000	3,311,864
St. Cloud Health Care Revenue, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A2	1,000,000	1,134,200
St. Cloud Health Care Revenue, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A2	3,105,000	3,507,190

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
St. Cloud Health Care Revenue, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A2	$3,495,000	$3,936,733
St. Cloud Health Care Revenue, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A2	3,200,000	3,623,456
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.00% due 2/1/2018 (Gillette Children’s Specialty)	A-/NR	1,255,000	1,381,077
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 2/1/2020 (Gillette Children’s Specialty)	A-/NR	2,010,000	2,220,286
St. Paul Housing & Redevelopment Authority Health Care Revenue, 5.25% due 5/15/2021 (HealthPartners Obligated Group)	BBB+/A3	1,070,000	1,125,244
MISSISSIPPI — 0.33%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: Natl-Re/FGIC)	NR/NR	1,020,000	1,037,656
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,540,086
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,637,392
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,355,000	1,460,161
Mississippi Development Bank Special Obligation, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,688,137
MISSOURI — 1.28%
Cass County COP, 3.00% due 5/1/2012	A/NR	1,015,000	1,027,576
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,472,182
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,072,600
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,401,304
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,374,165
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,517,031
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,925,053
Jackson County Special Obligation, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,763,051
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,535,000	1,565,623
Missouri Development Finance Board, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	NR/Aa2	545,000	546,504
Missouri Development Finance Board, 4.00% due 6/1/2014 (Electric Systems)	A-/NR	3,930,000	4,179,477
Missouri Development Finance Board, 4.00% due 6/1/2015 (Electric Systems)	A-/NR	1,000,000	1,074,740
Missouri Development Finance Board, 4.00% due 6/1/2016 (Electric Systems)	A-/NR	1,560,000	1,688,248
Missouri Development Finance Board, 5.00% due 6/1/2017 (Electric Systems)	A-/NR	1,525,000	1,737,417
Missouri Development Finance Board, 5.00% due 6/1/2018 (Electric Systems)	A-/NR	1,705,000	1,947,519
Missouri Development Finance Board, 5.00% due 6/1/2019 (Electric Systems)	A-/NR	1,790,000	2,044,108
Missouri Development Finance Board, 5.00% due 6/1/2020 (Electric Systems)	A-/NR	1,000,000	1,142,610
Missouri Development Finance Board, 0.13% due 12/1/2033 put 10/3/2011 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	8,590,000	8,590,000
Missouri Development Finance Board, 0.14% due 12/1/2033 put 10/3/2011 (Nelson Gallery
Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	15,000	15,000
Missouri Housing Development Commission, 2.00% due 1/1/2012	AA/NR	3,000,000	3,013,020
Missouri Regional Convention & Sports Complex, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,930,212
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,329,340
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,831,696
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2017 (Webster University)	NR/A2	2,360,000	2,563,715
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,116,100
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,114,100
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,100,640

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	$2,000,000	$2,153,600
NEBRASKA — 0.42%
Madison County Hospital Authority, 5.50% due 7/1/2012 pre-refunded 1/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/NR	835,000	845,788
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	AA/Aa1	5,000,000	5,250,400
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	10,638,506
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	1,978,928
NEVADA — 1.87%
Clark County GO, 4.00% due 7/1/2012	AA+/Aa1	3,570,000	3,661,142
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,458,840
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,185,000	1,351,161
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,775,000	1,896,570
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,077,180
Clark County School District GO, 5.50% due 6/15/2015 (Insured: AGM)	AA+/Aa2	5,470,000	5,907,436
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,577,528
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,479,460
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/A1	1,530,000	1,614,089
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,891,854
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,289,920
Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,493,600
Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,847,648
Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,521,240
Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,251,101
Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,638,652
Las Vegas Special Local Improvement District 707, 5.375% due 6/1/2013 (Insured: AGM)	AA+/Aa3	1,020,000	1,025,416
Las Vegas Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,224,142
Las Vegas Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,174,220
[a] Las Vegas Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	4,899,505
[a] Las Vegas Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	5,849,468
[a] Las Vegas Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	5,763,000
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,000,000	1,084,860
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,100,000	1,233,122
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA+/Aa3	1,000,000	1,131,300
NEW HAMPSHIRE — 0.26%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/NR	1,365,000	1,468,699
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	A-/NR	1,260,000	1,388,873
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	A-/NR	1,000,000	1,105,940
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	AA/A1	2,985,000	3,528,748
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/A1	3,130,000	3,752,181
NEW JERSEY — 2.53%
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	3,095,957
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,318,960
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,412,522

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	BBB/Baa1	$1,610,000	$1,701,528
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	BBB/Baa1	710,000	777,216
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	BBB/Baa1	1,500,000	1,664,115
Hudson County COP, 6.25% due 12/1/2016 (Insured: Natl-Re)	BBB/Baa1	550,000	631,460
Hudson County Improvement Authority, 5.25% due 10/1/2011 (Hudson County Lease; Insured: AGM)	AA+/Aa3	1,270,000	1,270,165
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease; Insured: AGM)	AA+/Aa3	3,000,000	3,320,700
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease; Insured: AGM)	AA+/Aa3	2,000,000	2,228,260
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA+/Aa3	3,155,000	3,543,223
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA+/Aa3	4,065,000	4,583,979
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA+/Aa3	2,000,000	2,255,920
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA+/Aa3	4,390,000	4,903,191
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA+/Aa3	1,955,000	2,264,946
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,101,260
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	1,001,150
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,004,530
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,000,000	11,427,100
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,000,000	5,861,950
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: Natl-Re/FGIC)	BBB/Baa3	7,375,000	7,514,387
New Jersey Health Care Facilities, 5.00% due 7/1/2013 (St. Peter’s University Hospital)	NR/NR	1,000,000	1,043,630
New Jersey Health Care Facilities, 5.00% due 7/1/2014 (St. Peter’s University Hospital)	BBB-/Baa3	3,575,000	3,777,917
New Jersey Health Care Facilities, 5.00% due 7/1/2015 (St. Peter’s University Hospital)	NR/NR	3,020,000	3,207,361
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,691,160
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,378,180
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	5,654,750
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/Aa3	6,000,000	6,426,060
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/Aa3	7,650,000	8,229,946
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	BBB/Baa1	3,540,000	3,995,386
Passaic Valley Sewer Commissioners Sewer System GO, 5.625% due 12/1/2018	NR/A2	1,210,000	1,399,196
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2019	NR/A2	2,000,000	2,323,400
Passaic Valley Sewer Commissioners Sewer System GO, 5.75% due 12/1/2020	NR/A2	2,800,000	3,249,596
NEW MEXICO — 1.05%
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	1,820,000	1,947,928
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,669,275
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,854,957
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,697,200
[b] New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018	AAA/Aaa	5,000,000	5,873,350
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021	AAA/Aaa	3,000,000	3,461,640
New Mexico Severance Tax, 5.00% due 7/1/2014	AA/Aa1	7,435,000	8,335,453
New Mexico Severance Tax, 5.00% due 7/1/2015	AA/Aa1	5,500,000	6,358,880
New Mexico Severance Tax, 5.00% due 7/1/2016	AA/Aa1	10,265,000	12,118,961
NEW YORK — 6.01%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA+/Aa3	1,535,000	1,720,858
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,400,860

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	$8,795,000	$10,137,381
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,465,686
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	5,836,250
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/NR	4,405,000	4,418,832
Nassau County Industrial Development Agency, 5.25% due 3/1/2018 (NY Institute of Technology)	BBB+/NR	1,260,000	1,423,762
Nassau County Industrial Development Agency, 5.25% due 3/1/2020 (NY Institute of Technology)	BBB+/NR	1,715,000	1,929,787
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2013	A+/Aa3	2,755,000	2,908,977
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2019	A+/Aa3	2,700,000	3,106,836
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2020	A+/Aa3	10,000,000	11,535,100
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2021	A+/Aa3	2,615,000	2,980,995
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	BBB/Baa1	2,330,000	2,398,059
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017 pre-refunded 6/15/2012	NR/NR	1,070,000	1,109,012
New York City Municipal Water Financing Authority, 5.375% due 6/15/2017	AAA/NR	3,930,000	4,064,760
New York City Municipal Water Financing Authority, 0.25% due 6/15/2039 put 10/3/2011 (General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	31,300,000	31,300,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	AAA/Aaa	5,000,000	5,256,850
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (State Aid Withholding)	AA-/Aa3	2,000,000	2,166,880
New York City Transitional Finance Authority, 5.00% due 11/1/2014	AAA/Aaa	2,000,000	2,263,800
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (State Aid Withholding)	AA-/Aa3	3,155,000	3,629,417
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (State Aid Withholding)	AA-/Aa3	4,865,000	5,640,384
New York City Transitional Finance Authority, 0.21% due 8/1/2031 put 10/3/2011 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	12,000,000	12,000,010
New York Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc.)	NR/Aa3	1,000,000	1,142,570
New York Series H Sub Series H-2, 0.12% due 8/1/2013 put 10/3/2011 (Insured: Natl-Re; SPA: Wachovia Bank N.A.) (daily demand notes)	AA/Aa2	24,300,000	24,300,000
New York State Dormitory Authority, 5.50% due 7/1/2012 (Winthrop South Nassau University)	NR/Baa1	1,820,000	1,872,707
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/Aa1	1,395,000	1,400,092
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University)	NR/Baa1	1,500,000	1,589,940
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AA+/Aa3	3,650,000	3,922,509
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/Aa1	3,105,000	3,115,992
New York State Dormitory Authority, 5.25% due 2/15/2014 (Insured: AGM)	AA+/Aa3	2,405,000	2,604,976
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services)	AA-/NR	2,640,000	2,772,501
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/Aa1	1,010,000	1,013,505
New York State Dormitory Authority, 5.25% due 5/15/2015 (Insured: Natl-Re/IBC)	BBB/Aa3	10,000,000	11,042,800
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AA+/Aa3	5,305,000	5,790,301
New York State Dormitory Authority, 5.50% due 7/1/2016 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,299,361
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	AA-/NR	5,000,000	5,945,050
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,585,000	5,378,205
New York State Dormitory Authority, 5.50% due 7/1/2017 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,647,675
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re) (State Aid Withholding)	A+/A2	1,570,000	1,630,994
[b] New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	AA-/NR	5,000,000	6,020,500
New York State Dormitory Authority, 5.25% due 11/15/2023 put 5/15/2012 (State University Educational Facilities)	AA-/Aa3	11,515,000	11,846,632
New York State Dormitory Authority, 6.00% due 11/15/2023 put 5/15/2012 (State University Educational Facilities; Insured: CIFG)	AA-/Aa3	1,000,000	1,033,270
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	AA-/Aa3	4,000,000	4,115,200
New York State Dormitory Authority, 5.25% due 11/15/2029 put 5/15/2012 (Insured: Natl-Re/ FGIC)	AA-/Aa3	1,540,000	1,584,352

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
New York State Energy Research & Development Authority PCR, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	NR/NR	$5,000,000	$4,980,550
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: Syncora)	AA-/Aa3	1,000,000	1,025,230
Port Authority 148th, 5.00% due 8/15/2017 (Insured: AGM; GO of Authority)	AA+/Aa2	4,725,000	5,548,426
Suffolk County Industrial Development Agency Civic Facilities GO, 5.25% due 3/1/2019 (NY Institute of Technology)	BBB+/Baa2	1,400,000	1,480,626
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	NR/NR	5,000,000	5,506,500
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	NR/NR	3,725,000	4,365,067
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,934,548
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,507,300
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,700,640
NORTH CAROLINA — 1.14%
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,876,604
Charlotte Mecklenburg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,291,140
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	A-/Baa1	650,000	657,820
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	A-/Baa1	1,100,000	1,113,750
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,112,846
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re/IBC)	BBB/Baa1	2,990,000	3,060,713
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,931,421
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	9,063,525
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,262,686
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA+/Aa3	3,000,000	3,444,750
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	AA+/Aa1	2,400,000	2,588,520
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242)	AA+/Aa3	1,000,000	1,065,570
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric) (ETM)	NR/NR	800,000	851,560
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A/A2	1,705,000	1,806,430
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,100,000	3,635,370
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	AA+/Aa1	5,000,000	5,436,100
University of North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC) (ETM)	NR/NR	305,000	311,835
University of North Carolina Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	NR/NR	725,000	740,037
NORTH DAKOTA — 0.04%
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	BBB+/NR	1,560,000	1,625,052
OHIO — 3.28%
Akron COP, 5.00% due 12/1/2013 (Insured: AGM)	AA+/NR	3,000,000	3,259,560
Akron COP, 5.00% due 12/1/2014 (Insured: AGM)	AA+/NR	2,000,000	2,229,660
Akron GO, 5.00% due 12/1/2019	AA-/NR	1,685,000	1,954,095
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Health Care Partners)	AA-/A1	10,000,000	11,036,300
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Health Care Partners)	AA-/A1	10,000,000	11,169,900
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric)	A/A3	5,500,000	6,325,165
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric)	A/A3	5,015,000	5,775,725
Cleveland Cuyahoga County Cultural Facilities Revenue, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,327,520
Cleveland GO, 5.75% due 8/1/2012 (Insured: Natl-Re)	AA/A1	1,500,000	1,564,035
Cleveland Parking Facilities Revenue, 5.25% due 9/15/2021 (Insured: AGM)	AA+/Aa3	3,000,000	3,427,05

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Cuyahoga County Ohio Revenue, 6.00% due 1/1/2021	AA-/Aa2	$5,000,000	$5,361,900
Deerfield Township Tax Increment Revenue, 5.00% due 12/1/2017	NR/A1	1,000,000	1,123,940
Garfield Heights City School Improvement GO, 5.375% due 12/15/2016 (Insured: Natl-Re)	NR/Aa3	1,625,000	1,868,636
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,145,730
Kent State University Revenues, 5.00% due 5/1/2020 (Insured: Assured Guaranty)	AA+/Aa3	1,000,000	1,148,660
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,726,100
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,510,450
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,597,850
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,636,128
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/NR	7,200,000	7,434,576
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014
(Columbus Southern Power Co.)	BBB/A3	4,800,000	5,055,552
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,253,062
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,971,762
Ohio State Cultural and Sports Capital Facilities, 5.00% due 10/1/2020	AA/Aa2	3,845,000	4,436,284
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,167,874
Ohio State GO, 4.00% due 10/1/2014	AA-/Aa3	2,075,000	2,266,439
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,803,456
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear)	BBB-/Baa2	5,500,000	6,179,580
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/NR	24,400,000	24,913,376
University of Akron Ohio General Receipts, 5.00% due 1/1/2018 (Insured: AGM)	AA+/Aa3	3,415,000	3,940,432
OKLAHOMA — 1.62%
Cleveland County ISD, 3.00% due 3/1/2012	NR/Aa2	4,040,000	4,086,985
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,000,000	5,266,200
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,439,776
Oklahoma County Finance Authority Educational Facilities, 3.50% due 3/1/2012 (Putnam City Public Schools)	A/NR	3,825,000	3,870,441
Oklahoma County Finance Authority Educational Facilities, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,682,349
Oklahoma County Finance Authority Educational Facilities, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,612,213
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,424,170
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,695,174
Oklahoma County Finance Authority Educational Facilities, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,448,536
Oklahoma County ISD, 3.00% due 1/1/2012	A+/NR	3,880,000	3,904,754
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	3,988,136
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	2,880,000	3,019,162
Oklahoma DFA, 0.14% due 8/15/2033 put 10/3/2011 (Integris Health; Insured: AGM) (daily demand notes)	AA+/Aa3	11,470,000	11,470,000
[b]Oklahoma DFA Health Facilities, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	5,038,731
Oklahoma DFA Health Systems, 5.25% due 12/1/2011 (Duncan Regional Hospital)	A-/NR	1,215,000	1,223,979
Oklahoma DFA Health Systems, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A-/NR	1,330,000	1,393,029
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	3,943,036
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	A/A2	4,005,000	4,355,277
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,305,814

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	$1,075,000	$1,225,027
OREGON — 0.29%
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,000,000	6,588,360
Clackamas County Oregon Hospital Facilities, 5.00% due 7/15/2039 put 7/15/2012 (Legacy Health Systems)	A+/A2	2,000,000	2,065,900
Oregon Facilities Authority Revenue, 5.00% due 3/15/2015 (Legacy Health Systems)	A+/A2	1,635,000	1,795,344
Oregon Facilities Authority Revenue, 5.00% due 3/15/2016 (Legacy Health Systems)	A+/A2	1,000,000	1,113,060
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA/Aa2	1,000,000	1,126,790
PENNSYLVANIA — 4.44%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,098,170
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,422,525
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,534,957
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,022,214
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (UPMC Health Systems)	A+/Aa3	3,000,000	3,463,860
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (UPMC Health Systems)	A+/Aa3	1,875,000	2,175,019
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (UPMC Health Systems)	A+/Aa3	5,915,000	6,848,919
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (UPMC Health Systems)	A+/Aa3	3,000,000	3,488,820
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (Pittsburgh Medical Center)	A+/Aa3	2,000,000	2,312,700
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	1,280,000	1,316,070
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,150,871
Geisinger Authority, 0.13% due 6/1/2041 put 10/3/2011 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	15,000,000	15,000,000
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2012	AA-/A3	3,475,000	3,631,966
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,140,580
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,140,760
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,143,330
Pennsylvania EDA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	8,173,305
Pennsylvania EDA, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,412,860
Pennsylvania EDA, 5.00% due 12/1/2042 put 6/1/2012 (Exelon Corp. Generation)	NR/A3	2,550,000	2,618,646
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 (Philadelphia University)	BBB/Baa2	2,000,000	2,108,640
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (UPMC Health Systems)	A+/Aa3	5,600,000	6,511,400
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (UPMC Health Systems)	A+/Aa3	5,100,000	5,945,784
Pennsylvania Turnpike Commission Revenue, 0.68% due 12/1/2011	A+/Aa3	2,500,000	2,499,750
Pennsylvania Turnpike Commission Revenue, 0.78% due 12/1/2012	A+/Aa3	2,500,000	2,506,975
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	840,000	864,578
Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA+/Aa3	7,280,000	7,986,014
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA+/Aa3	3,000,000	3,275,100
Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,825,000	1,994,123
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA+/Aa3	3,315,000	3,617,991
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.13% due 7/1/2022 put 10/3/2011 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	3,500,000	3,500,000
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.13% due 2/15/2024 put 10/3/2011 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	2,800,000	2,800,000

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A-/A1	$1,500,000	$1,698,525
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A-/A1	1,020,000	1,160,678
Philadelphia School District GO, 5.00% due 9/1/2012 (State Aid Withholding)	A+/Aa2	5,000,000	5,188,600
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa2	2,000,000	2,138,900
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa2	2,270,000	2,507,805
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	18,000,000	20,331,000
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa2	4,210,000	4,755,195
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa2	2,000,000	2,250,280
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2013 (Insured: AGM)	AA+/Aa3	7,020,000	7,554,643
Philadelphia Water & Wastewater Revenue, 5.00% due 6/15/2017 (Insured: AGM)	AA+/Aa3	5,570,000	6,426,722
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: Natl-Re)	BBB/A1	3,415,000	3,535,618
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,325,000	1,394,231
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	1,750,000	1,776,180
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa3	3,000,000	3,404,880
Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA+/Aa3	1,910,000	2,144,147
Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA+/Aa3	3,240,000	3,594,974
Pittsburgh School District GO, 3.00% due 9/1/2012 (Insured: AGM)	AA+/Aa3	1,670,000	1,705,488
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AA+/Aa3	2,100,000	2,176,251
Pittsburgh Water & Sewer Authority Revenue, 2.625% due 9/1/2035 put 9/1/2012 (Insured: AGM)	AA+/NR	2,000,000	2,024,800
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,036,720
RHODE ISLAND — 0.54%
Convention Center Authority, 5.25% due 5/15/2015 (Insured: Natl-Re)	BBB/Baa1	1,450,000	1,525,516
Convention Center Authority, 5.00% due 5/15/2019 (Insured: AGM)	AA+/Aa3	10,000,000	10,473,600
Convention Center Authority, 5.00% due 5/15/2020 (Insured: AGM)	AA+/Aa3	6,830,000	7,137,009
Providence GO, 5.50% due 1/15/2012 (Insured: Natl-Re/FGIC)	BBB+/A3	1,880,000	1,902,710
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,093,650
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial
Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,654,080
SOUTH CAROLINA — 0.88%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,644,980
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	AA/Aa2	1,000,000	1,087,150
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner Tomorrow)	AA/Aa2	3,500,000	4,163,460
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Health Care; Insured: AGM)	AA+/Aa3	2,000,000	2,142,940
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/Aa3	1,000,000	1,141,410
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA+/Aa3	1,000,000	1,155,230
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,695,000	4,666,194
South Carolina Jobs Economic Development, 5.00% due 8/15/2014 (Care Alliance Health Services; Insured: AGM)	AA+/Aa3	4,000,000	4,350,520
South Carolina Jobs Economic Development, 5.00% due 8/15/2015 (Care Alliance Health Services; Insured: AGM)	AA+/Aa3	3,000,000	3,326,220
York County PCR, 0.45% due 12/1/2011	NR/NR	8,000,000	8,000,000
SOUTH DAKOTA — 0.23%
South Dakota State Health & Educational Facilities Authority, 6.00% due 11/1/2014 (Sioux Valley Hospital & Health Systems)	AA-/A1	1,015,000	1,028,966
South Dakota State Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	AA-/A1	1,310,000	1,465,785
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,457,498

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	$2,290,000	$2,547,030
South Dakota State Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,690,344
TENNESSEE — 0.88%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa1	3,200,000	3,405,568
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa1	3,500,000	3,709,615
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	5,939,880
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	B/Ba3	3,000,000	3,165,300
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB/Baa3	5,000,000	5,022,900
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	B/Ba3	11,000,000	11,311,080
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	B/Ba3	5,000,000	5,072,500
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	B/Ba3	1,190,000	1,185,764
TEXAS — 9.79%
Amarillo Health Facilities Corp., 5.50% due 1/1/2012 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	2,710,000	2,727,696
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,065,000	1,129,890
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,778,775
Austin Electrical Utilities Systems, 5.50% due 11/15/2013 (Insured: AMBAC)	A+/A1	1,000,000	1,100,390
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	AA/Aa2	2,890,000	3,221,945
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	AA/Aa2	1,520,000	1,747,514
Bexar Metropolitan Water District Waterworks, 4.50% due 5/1/2021 (Insured: Natl-Re)	A/A1	1,200,000	1,249,212
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	BBB/Baa1	4,485,000	4,799,443
Bryan Electric Systems, 3.00% due 7/1/2012	A+/A1	1,850,000	1,884,836
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,300,000	1,401,374
Bryan Electric Systems, 4.00% due 7/1/2014	A+/A1	1,000,000	1,002,730
Bryan Electric Systems, 4.00% due 7/1/2015	A+/A1	1,110,000	1,112,764
Bryan Electric Systems, 5.00% due 7/1/2015	A+/A1	1,150,000	1,305,112
Bryan Electric Systems, 5.00% due 7/1/2016	A+/A1	1,500,000	1,545,675
Bryan Electric Systems, 5.00% due 7/1/2017	A+/A1	3,205,000	3,294,708
Bryan Electric Systems, 5.00% due 7/1/2019	A+/A1	8,000,000	9,092,720
Capital Area Cultural Education Facilities, 5.00% due 4/1/2013 (Roman Catholic Diocese)	NR/NR	670,000	699,916
Capital Area Cultural Education Facilities, 5.00% due 4/1/2014 (Roman Catholic Diocese)	NR/NR	890,000	947,672
Capital Area Cultural Education Facilities, 5.00% due 4/1/2015 (Roman Catholic Diocese)	NR/NR	1,100,000	1,190,145
Capital Area Cultural Education Facilities, 5.00% due 4/1/2018 (Roman Catholic Diocese)	NR/NR	1,370,000	1,493,588
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	AAA/Aaa	1,465,000	1,714,050
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A/A2	1,025,000	1,062,413
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,163,180
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	5,880,368
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,289,734
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,400,918
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,119,077
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,228,590
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,348,435
Dallas/Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,036,540
Dallas/Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,277,213
Dallas/Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,453,751
Dallas/Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,864,750
Denton GO, 2.00% due 2/15/2012	AA/Aa2	3,115,000	3,135,995

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating † S&P/ Moody’s	Principal Amount	Value
Denton GO, 3.00% due 2/15/2013	AA/Aa2	$2,710,000	$2,806,639
Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,511,100
Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,804,038
Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,959,306
Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,334,699
Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,753,806
Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	4,929,628
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	1,245,000	1,243,668
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,553,650
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,682,841
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,635,447
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	1,000,000	1,193,800
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (Christus Health; Insured: AGM)	AA+/Aa3	5,860,000	6,548,667
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,622,055
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A1	1,275,000	1,377,472
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A1	1,500,000	1,697,550
Houston Airport Systems Revenue, 5.00% due 7/1/2015	AA-/Aa3	2,600,000	2,941,484
Houston Airport Systems Revenue, 5.00% due 7/1/2017	AA-/Aa3	1,600,000	1,860,512
Houston Airport Systems Revenue, 5.00% due 7/1/2018	AA-/Aa3	1,000,000	1,166,920
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,066,140
Houston Hotel Occupancy Tax Revenue, 5.00% due 9/1/2014	A-/A2	2,000,000	2,208,080
Houston Hotel Occupancy Tax Revenue, 5.00% due 9/1/2014	A-/A2	1,300,000	1,435,252
Houston Hotel Occupancy Tax Revenue, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA+/Aa3	3,650,000	2,422,943
Houston Independent School District, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aaa	2,000,000	2,210,460
Houston Independent School District, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aaa	2,450,000	2,796,601
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa2	6,190,000	5,950,756
Houston Utilities System Revenue, 5.00% due 11/15/2013 (Insured: AGM)	AA+/Aa2	3,000,000	3,275,940
Houston Water Conveyance System COP, 6.25% due 12/15/2014 (Insured: AMBAC)	NR/NR	2,850,000	3,150,760
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,860,667
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	881,140
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	AAA/Aaa	1,250,000	1,246,400
Kerrville Health Facilities Development Corp. Hospital Revenue, 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,114,680
Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA-/Aa2	2,000,000	2,276,180
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A+/A1	1,660,000	1,692,337
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A+/A1	1,745,000	1,841,446
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A+/A1	1,835,000	1,989,158
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A+/A1	1,930,000	2,144,249
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,219,238
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste
Management, Inc.)	BBB/NR	8,500,000	8,989,515
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,366,140
North Texas University Revenue, 5.00% due 4/15/2014	NR/Aa2	1,250,000	1,389,225
North Texas University Revenue, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,632,252
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	19,595,000	19,618,710
Northside ISD GO, 1.50% due 8/1/2040 put 8/1/2012 (Guaranty: PSF)	AAA/Aaa	4,000,000	4,034,760
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,304,650
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	NR/Baa2	6,000,000	6,230,340
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	8,400,000	8,585,136
San Antonio Electric & Gas Revenue, 1.15% due 12/1/2027 put 12/3/2012 (SPA: BNP Paribas)	AA-/Aa2	21,000,000	21,092,610
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (Idea Public Schools)	BBB/NR	2,000,000	2,025,500

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sherman ISD GO, 0.65% due 8/1/2036 put 8/1/2012 (School Building; Guaranty: PSF)	AAA/NR	$3,360,000	$3,361,949
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,570,723
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	2,000,000	2,267,820
Tarrant County Cultural Educational Facilities, 0.18% due 10/1/2041 put 10/3/2011 (Methodist Hospitals; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	981,900
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA+/Aa3	10,000,000	11,803,200
Texas Public Finance Authority Revenue, 5.00% due 7/1/2012 (Unemployment Compensation)	AAA/Aa1	14,630,000	15,153,315
Texas Public Finance Authority Revenue, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,501,000
Texas Public Finance Authority Revenue, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aa1	5,000,000	5,602,600
Texas Public Finance Authority Revenue, 5.00% due 10/15/2014 (Stephen F. Austin State University; Insured: Natl-Re)	NR/A1	1,305,000	1,451,147
Texas Public Finance Authority Revenue, 5.00% due 10/15/2015 (Stephen F. Austin State University; Insured: Natl-Re)	NR/A1	1,450,000	1,654,842
Texas Public Finance Authority Revenue, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aa1	15,500,000	17,844,220
Texas State, 2.50% due 8/30/2012 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	85,000,000	86,767,150
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,500,314
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,722,437
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,036,206
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,104,646
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	BBB/NR	1,000,000	1,063,460
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,829,056
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: Natl-Re)	BBB+/A2	2,835,000	3,225,521
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: AGM)	AA+/Aa3	2,435,000	2,568,998
U.S. VIRGIN ISLANDS — 0.28%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Diageo Project)	NR/Baa3	7,690,000	8,621,413
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,071,180
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,316,716
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,401,504
UTAH — 1.06%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (Insured: Natl-Re) (ETM)	NR/NR	2,240,000	2,248,647
Intermountain Power Agency Supply, 5.00% due 7/1/2012	A+/A1	15,000,000	15,526,800
Intermountain Power Agency Supply, 5.00% due 7/1/2013	A+/A1	5,000,000	5,364,750
Intermountain Power Agency Supply, 5.25% due 7/1/2014 (Insured: Natl-Re)	BBB/Baa1	2,300,000	2,487,151
Nebo School District GO, 2.50% due 7/1/2012	AAA/Aaa	1,510,000	1,534,960
Weber County Hospital Revenue, 0.23% due 2/15/2031 put 10/3/2011 (IHC Health Services; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	4,320,000	4,320,000
Weber County Hospital Revenue, 0.23% due 2/15/2035 put 10/3/2011 (IHC Health Services) (daily demand notes)	AA+/Aa1	15,265,000	15,265,000
VERMONT — 0.46%
Vermont Colleges Revenue GO, 4.00% due 7/1/2017	A+/NR	5,375,000	5,807,365
Vermont Economic Development Authority Revenue, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/Baa1	13,500,000	14,306,355

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
VIRGINIA — 0.17%
Fairfax County EDA, 5.00% due 8/1/2016	AA+/Aa2	$2,600,000	$2,992,236
Louisa IDA PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	A-/NR	3,000,000	3,021,090
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,466,818
WASHINGTON — 2.08%
Energy Northwest Washington Electric, 5.50% due 7/1/2012 (Bonneville Power Administration Insured: Natl-Re)	AA-/Aa1	3,000,000	3,118,590
[a] Energy Northwest Washington Electric, 5.00% due 7/1/2013 (Bonneville Power Administration)	AA-/NR	3,835,000	4,016,549
Energy Northwest Washington Electric, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A3	2,575,000	2,836,543
Energy Northwest Washington Electric, 6.00% due 7/1/2016 (Insured: AMBAC)	AA-/Aa1	2,415,000	2,514,281
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Bonneville Power Administration)	AA-/Aa1	5,470,000	6,498,032
[a] Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Bonneville Power Administration)	AA-/NR	5,000,000	5,721,950
King County Sewer, 5.50% due 1/1/2016 (Insured: AGM)	AA+/Aa2	7,205,000	7,300,682
Lewis County Public Utility District, 5.00% due 10/1/2011 (Cowlitz Falls Hydroelectric; Insured: Syncora)	AA-/Aa1	2,000,000	2,000,260
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	5,924,200
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,162,740
Seattle Municipal Light & Power Revenue, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,361,920
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AA+/Aa3	5,015,000	5,544,835
Washington State GO, 0% due 1/1/2018 (Insured: Natl-Re/FGIC)	AA+/Aa1	4,000,000	3,483,600
Washington State GO, 0% due 1/1/2019 (Insured: Natl-Re/FGIC)	AA+/Aa1	3,000,000	2,499,930
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Insured: AGM)	AA+/Aa3	1,000,000	1,063,710
Washington State HFA, 5.00% due 8/15/2013 (Multicare Health Systems)	AA-/A1	1,250,000	1,320,262
Washington State HFA, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/A1	1,500,000	1,611,495
Washington State HFA, 5.625% due 10/1/2014 pre-refunded 10/1/2011 (Providence Health Systems; Insured: Natl-Re)	AA/Aa2	3,000,000	3,000,450
Washington State HFA, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/A1	2,000,000	2,179,100
Washington State HFA, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/A1	2,075,000	2,282,106
Washington State HFA, 5.375% due 12/1/2016 (Group Health Co-op of Puget Sound; Insured: AMBAC)	BBB/NR	2,000,000	2,024,920
Washington State HFA, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A3	1,245,000	1,372,152
Washington State HFA, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/A1	1,000,000	1,102,320
Washington State HFA, 5.25% due 8/1/2018 (Highline Medical Center; Insured: AGM 242)	A+/NR	7,995,000	9,032,111
Washington State HFA, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/A1	2,000,000	2,203,780
Washington State HFA, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A3	1,050,000	1,150,852
Washington State HFA, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,073,200
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Insured: AGM)	AA+/Aa1	1,300,000	1,350,310
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Insured: Natl-Re/IBC)	AA-/Aa1	1,760,000	1,736,451
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,857,620
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,338,250
WEST VIRGINIA — 0.24%
Kanawha, Mercer, Nicholas Counties Single Family Mtg, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	1,991,173
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	4,195,000	4,405,631
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,058,190
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,058,190
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,959,820
WISCONSIN — 0.82%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	4,265,000	4,550,158

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	$4,100,000	$4,434,765
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,024,964
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,407,963
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,095,500
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,479,762
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Health Care, Inc.)	A-/A3	1,855,000	2,030,891
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,082,310
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Health Care, Inc.)	A-/A3	2,110,000	2,288,738
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	5,060,430
Wisconsin Petroleum, 5.00% due 7/1/2015	AA/Aa2	4,000,000	4,578,280

TOTAL INVESTMENTS — 99.31% (Cost $4,184,123,042)			$4,374,054,206
OTHER ASSETS LESS LIABILITIES — 0.69%			30,251,684

NET ASSETS — 100.00%			$4,404,305,890

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
UPMC	University of Pittsburgh Medical Center
USD	Unified School District

See notes to financial statements.

Certified Annual Report    41

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2011

ASSETS
Investments at value (cost $4,184,123,042) (Note 2)	$4,374,054,206
Cash	1,097,119
Receivable for investments sold	18,080,067
Receivable for fund shares sold	18,561,530
Interest receivable	50,181,484
Prepaid expenses and other assets	75,525

Total Assets	4,462,049,931

LIABILITIES
Payable for investments purchased	47,082,821
Payable for fund shares redeemed	6,644,182
Payable to investment advisor and other affiliates (Note 3)	1,891,716
Accounts payable and accrued expenses	416,340
Dividends payable	1,708,982

Total Liabilities	57,744,041

NET ASSETS	$4,404,305,890

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,177,027)
Net unrealized appreciation on investments	189,931,164
Accumulated net realized gain (loss)	(2,838,764)
Net capital paid in on shares of beneficial interest	4,218,390,517

$4,404,305,890

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,649,964,433 applicable to 114,690,017 shares of beneficial interest outstanding - Note 4)	$14.39
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.61

Class C Shares:
Net asset value and offering price per share* ($525,923,214 applicable to 36,489,938 shares of beneficial interest outstanding - Note 4)	$14.41

Class I Shares:
Net asset value, offering and redemption price per share ($2,228,418,243 applicable to 154,877,875 shares of beneficial interest outstanding - Note 4)	$14.39

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

42    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $40,982,467)	$134,007,372

EXPENSES:
Investment advisory fees (Note 3)	11,959,323
Administration fees (Note 3)
Class A Shares	1,985,754
Class C Shares	618,436
Class I Shares	1,004,840
Distribution and service fees (Note 3)
Class A Shares	3,971,509
Class C Shares	2,469,825
Transfer agent fees
Class A Shares	578,985
Class C Shares	239,120
Class I Shares	425,863
Registration and filing fees
Class A Shares	82,967
Class C Shares	38,300
Class I Shares	155,445
Custodian fees (Note 3)	499,859
Professional fees	85,336
Accounting fees	162,275
Trustee fees	100,080
Other expenses	399,521

Total Expenses	24,777,438
Less:
Fees paid indirectly (Note 3)	(4,191)

Net Expenses	24,773,247

Net Investment Income	109,234,125

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	400,325
Net change in unrealized appreciation (depreciation) on investments	33,955,135

Net Realized and Unrealized Gain	34,355,460

Net Increase in Net Assets Resulting from Operations	$143,589,585

See notes to financial statements.

Certified Annual Report    43

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$109,234,125	$82,291,902
Net realized gain (loss) on investments	400,325	425,081
Net unrealized appreciation (depreciation) on investments	33,955,135	70,204,823

Net Increase (Decrease) in Net Assets Resulting from Operations	143,589,585	152,921,806

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(40,261,376)	(35,403,295)
Class C Shares	(11,239,321)	(8,052,710)
Class I Shares	(57,733,428)	(38,835,897)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	25,207,173	542,169,927
Class C Shares	40,398,775	265,854,064
Class I Shares	318,758,568	993,524,455

Net Increase in Net Assets	418,719,976	1,872,178,350

NET ASSETS:
Beginning of Year	3,985,585,914	2,113,407,564

End of Year	$4,404,305,890	$3,985,585,914

See notes to financial statements.

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$4,374,054,206	$—	$4,374,054,206	$—

Total Investments in Securities	$4,374,054,206	$—	$4,374,054,206	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

46    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $21,576 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $110,840 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $4,191.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	34,018,460	$480,834,989	53,604,766	$750,685,059
Shares issued to shareholders in reinvestment of dividends	2,121,045	29,967,195	1,789,662	25,116,212
Shares repurchased	(34,515,435)	(485,595,011)	(16,674,431)	(233,631,344)

Net increase (decrease)	1,624,070	$25,207,173	38,719,997	$542,169,927

Certified Annual Report    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	10,957,730	$155,484,465	21,586,485	$303,022,953
Shares issued to shareholders in reinvestment of dividends	556,994	7,884,261	376,882	5,304,297
Shares repurchased	(8,723,778)	(122,969,951)	(3,022,783)	(42,473,186)

Net increase (decrease)	2,790,946	$40,398,775	18,940,584	$265,854,064

Class I Shares
Shares sold	68,377,616	$967,194,986	96,757,098	$1,360,539,987
Shares issued to shareholders in reinvestment of dividends	3,399,837	48,048,652	2,281,105	32,036,218
Shares repurchased	(49,330,992)	(696,485,070)	(28,455,767)	(399,051,750)

Net increase (decrease)	22,446,461	$318,758,568	70,582,436	$993,524,455

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,257,146,746 and $629,263,899, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,184,135,692

Gross unrealized appreciation on a tax basis	$192,005,274
Gross unrealized depreciation on a tax basis	(2,086,760)

Net unrealized appreciation (depreciation) on investments (tax basis)	$189,918,514

At September 30, 2011, the Fund did not have any undistributed net ordinary income or undistributed capital gains.

The Fund utilized $404,704 of capital loss carryforwards for the year ended September 30, 2011.

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$2,633,670
2016	192,444

$2,826,114

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment

48    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011

capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund decreased distribution in excess of net investment income by $3,565 and decreased net capital paid in on shares of beneficial interest by $3,565. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted from non-deductible taxes paid.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$108,960,884	$82,067,857
Ordinary income	273,241	224,045

Total Distributions	$109,234,125	$82,291,902

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    49

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53	0.74	0.74	0.74	3.43	16.15	$1,649,965
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66	0.78	0.78	0.78	4.70	12.57	$1,613,582
2009(b)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50	0.86	0.86	0.86	9.67	12.18	$1,040,628
2008(b)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54	0.89	0.88	0.89	1.54	17.78	$705,238
2007(b)	$13.53	0.46	(0.04)	0.42	(0.46)	—	(0.46)	$13.49	3.43	0.90	0.90	0.90	3.18	21.35	$696,717
Class C Shares
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27	1.00	1.00	1.00	3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36	1.05	1.05	1.55	4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21	1.13	1.13	1.63	9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26	1.17	1.16	1.67	1.26	17.78	$99,972
2007	$13.55	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$13.51	3.15	1.19	1.18	1.68	2.90	21.35	$86,564
Class I Shares
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87	0.40	0.40	0.40	3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98	0.44	0.44	0.44	5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81	0.53	0.53	0.53	10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88	0.55	0.55	0.55	1.88	17.78	$437,393
2007	$13.53	0.51	(0.04)	0.47	(0.51)	—	(0.51)	$13.49	3.78	0.57	0.57	0.57	3.53	21.35	$303,716

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

50 Certified Annual Report	Certified Annual Report 51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

52    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,047.70	$3.81
Hypothetical*	$1,000.00	$1,021.34	$3.76
Class C Shares
Actual	$1,000.00	$1,045.50	$5.13
Hypothetical*	$1,000.00	$1,020.05	$5.07
Class I Shares
Actual	$1,000.00	$1,049.50	$2.07
Hypothetical*	$1,000.00	$1,023.05	$2.05

†	Expenses are equal to the annualized expense ratio for each class (A: 0.74%; C: 1.00%; I: 0.40%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    53

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (September 28, 1984 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	1.86%	4.15%	3.62%	5.47%
C Shares (Incep: 9/1/94)	2.58%	4.18%	3.49%	3.90%
I Shares (Incep: 7/5/96)	3.78%	4.82%	4.13%	4.57%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

54    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    55

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

56    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    57

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Fund of $108,960,884 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return had exceeded the average return in the most recent calendar year for the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in all of the preceding ten years. Other noted quantitative data showed that the Fund’s investment returns fell within the top decile of the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell within the top decile of the second category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to average and median fees and expenses charged to two groups of municipal debt mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for both fund groups, and that the overall expense ratio for the Fund was comparable to the median and average expense ratios for the first group and slightly higher than the median and comparable to the average ratios for the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems

Certified Annual Report    59

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2011 (Unaudited)

capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH858

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

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Important Information,

Continued

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4    This page is not part of the Annual Report.

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from July 22, 1991 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	3.27%	6.93%	4.39%	4.18%	5.24%
With sales charge	1.19%	6.23%	3.97%	3.97%	5.14%

30-DAY YIELDS, A SHARES

As of September 30, 2011

Annualized Distribution Yield	SEC Yield
3.24%	2.42%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	356

Effective Duration	5.8 Yrs

Average Maturity	8.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg Intermediate Municipal Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 5 cents to $13.59 per share for the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 47.6 cents per share. If you reinvested your dividends, you received 48.4 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 3.27% at NAV over the fiscal year ended September 30, 2011, compared to 4.91% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer duration than the Thornburg Intermediate Municipal Fund. Duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer durations will also incur greater price depreciation (losses).

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation. As we close this fiscal year, the Fed has announced another extraordinary measure known as “Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June 2012, $400 billion of Treasury securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten, reducing the yield difference between long-term and short-term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38% on September 1, 2011 (30-year Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have

Certified Annual Report    7

Letter to Shareholders,

Continued

decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets,” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011, slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes, remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases of loans to businesses may be laying the groundwork for a more robust expansion.

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and service will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

CHART I: BofA MERRILL LYNCH 3–15 YEAR MUNICIPAL INDEX

Periodic Returns during the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past performance does not guarantee future results.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low but so do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6–12 months, we believe the Fed will keep short-term interest rates low, but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

8    Certified Annual Report

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. These estimates were overly dramatic but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch 3–15 Year Municipal Index for the 12 months ended September 30, 2011.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in the maturities shorter than 10 years. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a different pace.

The major drivers of returns for the fiscal year have been duration (longer is better than shorter as rates declined) and yield curve exposure (allocation of assets to mid-range maturities versus shorter and longer maturities is better). The discipline of the laddered portfolio structure seeks to ensure that investors benefit from these opportunities.

Conclusion

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 356 municipal obligations from 42 states and territories. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

Certified Annual Report    9

Letter to Shareholders,

Continued

bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well. As you saw in Chart II on the previous page, yields in the shorter segment of the 1– 20 year maturity range of the market decreased more than any other segment. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management and the discipline of the laddered structure. In closing, we would like to thank you for the trust you have placed with us. We will continue to keep that foremost in our minds as we go forward into a new year.

CHART III: % OF PORTFOLIO MATURING

As of 9/30/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

Sincerely

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.30%
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	$2,000,000	$2,339,380
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2012	AAA/Aa2	1,120,000	1,157,453
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa2	1,310,000	1,432,432
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa2	2,185,000	2,589,793
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A+/A1	2,000,000	2,102,460
ALASKA — 0.69%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	A+/Aa2	2,470,000	2,715,938
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA/NR	125,000	127,761
Valdez Marine Terminal Revenue, 5.00% due 1/1/2021 (BP Pipelines Inc.)	NR/NR	2,000,000	2,260,600
ARIZONA — 4.43%
Arizona Health Facilities Authority, 5.00% due 7/1/2017 (Catholic Healthcare West)	A/A2	1,450,000	1,611,023
City of Mesa Utility System Revenue, 5.00% due 7/1/2023 (Insured: AGM)	AA+/Aa2	5,000,000	5,766,900
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,640,000	4,804,998
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,147,000
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	NR/Baa3	2,570,000	2,570,540
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	1,844,440
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A/A3	2,000,000	2,008,240
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A/A3	735,000	710,730
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA+/Aa3	7,280,000	8,454,992
Tucson GO, 9.75% due 7/1/2012 (ETM)	AA-/NR	400,000	428,360
Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	580,585
University Medical Center Corp., 5.00% due 7/1/2015 (Insured: GO of Corp)	BBB+/Baa1	1,000,000	1,071,170
University of Arizona, 5.00% due 8/1/2024	AA-/NR	1,635,000	1,810,975
CALIFORNIA — 9.58%
Brea Redevelopment Agency, 0% due 8/1/2023 (Tax Allocation-A)	AA-/NR	3,320,000	1,638,088
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,181,740
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A/A2	3,435,000	3,663,050
California Housing Finance Agency, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	BBB/Baa2	3,675,000	1,249,463
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City High School)	A-/NR	1,500,000	1,577,160
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	2,000,000	2,162,040
California State GO, 5.25% due 9/1/2026	NR/NR	5,000,000	5,485,950
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,331,700

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	$1,050,000	$1,143,314
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,060,640
Carson Redevelopment Agency Tax Allocation, 6.25% due 10/1/2022	A-/NR	1,620,000	1,780,558
Carson Redevelopment Agency Tax Allocation, 6.375% due 10/1/2024	A-/NR	1,300,000	1,412,073
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	3,716,960
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA+/Aa3	1,245,000	1,407,908
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA+/Aa3	1,000,000	1,105,320
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	795,000	924,410
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: Natl-Re)	BBB/Baa1	2,140,000	1,432,837
Lee Lake Water District Community Facilities, 5.75% due 9/1/2023	NR/NR	3,000,000	2,877,510
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA+/Aa3	1,120,000	1,192,453
M-S-R Energy Authority, 6.125% due 11/1/2029	A/NR	2,500,000	2,633,300
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	A-/NR	1,500,000	1,560,630
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA+/NR	1,095,000	676,173
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA+/NR	1,100,000	584,023
Monterey County COP, 5.25% due 8/1/2021 (Refinancing Project; Insured: AGM)	AA+/Aa3	3,700,000	4,156,506
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	991,107
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A2	2,400,000	2,334,456
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A2	1,175,000	1,147,576
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (Capital Appreciation- Election of 2000-B; Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	2,200,860
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,000,000	1,066,260
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,342,900
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	1,998,605
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	1,535,000	696,644
Washington USD COP, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	A/NR	2,010,000	2,116,590
COLORADO — 3.82%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	BBB/NR	1,000,000	1,089,310
Adams County Communication Center COP, 5.75% due 12/1/2016 (Adams County Communication Center)	NR/A1	1,265,000	1,296,094
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,375,000	1,440,024
Colorado HFA, 5.75% due 1/15/2022 (Vail Valley Medical Center)	A-/NR	1,380,000	1,385,920
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: Natl-Re/FGIC) (AMT)	A+/A1	5,000,000	5,023,650
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aa3	2,555,000	2,643,684
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,430,000	2,382,761
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	568,015
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,215,000	1,529,103
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,301,415
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA+/Aa3	1,005,000	1,128,484
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA+/NR	1,120,000	1,288,112
Public Authority for Colorado Energy Gas Revenue, 6.125% due 11/15/2023	A/Baa1	2,000,000	2,109,400
Regional Transportation District, 5.50% due 6/1/2022	A-/Aa3	3,000,000	3,429,990
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,644,466

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONNECTICUT — 0.18%
Connecticut Health & Educational Facility Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	$1,350,000	$1,362,461
DISTRICT OF COLUMBIA — 2.20%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	Aa2	1,000,000	1,185,760
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A/Aa3	2,000,000	2,173,380
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A/Aa3	3,900,000	4,151,316
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/Aa2	3,000,000	3,494,550
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	4,890,000	2,702,263
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	5,000,000	2,576,350
FLORIDA — 10.05%
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: AGM)	AA+/Aa3	1,000,000	1,081,250
Collier County Housing Finance Authority MFR, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	NR/Aaa	1,000,000	1,014,130
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: Natl-Re)	BBB/Baa1	380,000	380,939
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,405,000	2,509,545
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA+/Aa3	2,560,000	2,715,776
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	AAA/Aa1	350,000	383,149
Florida Housing Finance Corp., 4.80% due 1/1/2016 (Homeowner Mtg; Insured: FHA)	AA+/Aa1	190,000	193,317
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	A-/Baa1	1,000,000	1,052,190
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A-/Baa1	2,235,000	2,342,883
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,281,590
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,438,963
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,067,510
Gainesville Utilities Systems Revenue, 0.22% due 10/1/2026 put 10/3/2011 (SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	6,105,000	6,105,000
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,195,865
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	951,256
Hillsborough County Special Assessment, 5.00% due 3/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	5,630,000	6,157,812
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,145,380
Lakeland Energy System Revenue, 5.00% due 10/1/2018 (Insured: AGM)	AA+/Aa3	2,000,000	2,345,020
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,770,000	3,129,408
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,000,000	1,095,810
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	1,039,100
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,423,408
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,337,043
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA+/Aa3	2,600,000	2,878,382
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	BBB/A2	1,000,000	1,024,870
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	474,681
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/NR	770,000	769,962
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,870,709
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health)	A/A2	2,000,000	2,029,500
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,696,200
Sarasota County Public Hospital Board, 7.212% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	2,000,000	1,865,340
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,628,700
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	4,968,289

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: Natl-Re/FGIC)	AA+/Aa2	$2,750,000	$3,443,000
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	BBB/Aa3	1,050,000	1,135,775
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl- Re/FGIC)	BBB/NR	1,135,000	1,151,423
GEORGIA — 1.31%
Atlanta Water and Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	614,328
Atlanta Water and Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AA+/Aa3	5,000,000	5,605,300
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	3,030,000	3,475,744
HAWAII — 0.12%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	875,000	899,990
IDAHO — 0.25%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	NR/Aa3	1,745,000	1,760,059
Madison County Hospital Revenue, 5.25% due 9/1/2030	BB+/NR	115,000	101,235
ILLINOIS — 7.42%
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,263,010
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC) (AMT)	A-/A2	3,050,000	3,077,755
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,550,000	1,554,200
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,440,000	1,197,821
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,286,577
Chicago Transit Authority, 5.00% due 12/1/2018	AA/Aa3	1,500,000	1,748,010
Chicago Wastewater Transmission Second Lien, 5.00% due 1/1/2014	A+/Aa3	1,485,000	1,593,509
Cook County GO, 5.25% due 11/15/2024	AA/Aa3	3,000,000	3,255,060
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,457,520
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A-/A2	1,000,000	1,104,390
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A-/A2	1,000,000	1,049,710
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,281,480
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,303,780
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,053,930
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,000,000	5,937,950
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/NR	1,220,000	1,058,887
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: Natl-Re) (ETM)	BBB/NR	230,000	239,994
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	NR/Aaa	750,000	766,297
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 pre-refunded 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	41,495
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	802,486
Railsplitter Tobacco Settlement Authority, 5.50% due 6/1/2023	A-/NR	4,000,000	4,271,720
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,600,000	2,603,406
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/A2	1,425,000	1,308,720
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,350,000	1,439,518
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,109,030
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AA+/NR	2,975,000	1,500,560
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,332,620
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,809,862
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/Aa2	1,590,000	1,498,209

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2011 pre-refunded 11/1/2011 (Insured: AGM)	AA+/NR	$1,205,000	$1,204,723
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2011 pre-refunded 11/1/2011 (ETM)	AA+/NR	100,000	99,947
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2011 (Insured: AGM)	AA+/NR	1,660,000	1,659,187
INDIANA — 5.93%
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,400,636
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,768,951
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,701,773
Avon Community School Building Corp. First Mtg, 5.00% due 1/10/2012 (Insured: AMBAC)	A/NR	1,330,000	1,346,213
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,567,761
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,399,880
Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	2,730,000	2,690,661
Clay Multi-School Building Corp. First Mtg, 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,290,000	1,351,675
Clay Multi-School Building Corp. First Mtg, 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	2,039,215
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,497,566
Hobart Building Corp. First Mtg, 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/NR	1,000,000	1,254,160
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,329,080
Indiana Bond Bank Gas Program Revenue, 5.25% due 10/15/2020	NR/Aa3	5,340,000	5,812,590
Indiana Finance Authority, 0.20% due 2/1/2037 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	4,700,000	4,700,000
Indiana Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health Credit Group)	AA+/Aa1	1,000,000	1,106,580
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AA+/A3	575,000	586,948
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,134,640
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,093,420
South Bend Community School Corp. First Mtg, 4.00% due 1/15/2012	AA+/NR	1,260,000	1,272,348
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012 (State Aid Withholding)	AA+/NR	1,510,000	1,548,792
South Bend Community School Corp. First Mtg, 4.00% due 7/15/2012	AA+/NR	1,490,000	1,528,278
Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,058,194
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,685,000	1,709,769
IOWA — 0.74%
Coralville COP, 5.25% due 6/1/2022	NR/A1	2,980,000	3,207,374
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: AGM)	AA+/Aa3	220,000	227,564
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	AA/Aa2	2,000,000	2,005,980
KANSAS — 0.15%
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,141,539
KENTUCKY — 0.85%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa1	2,665,000	2,849,604
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa1	3,630,000	1,798,411
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA+/Aa3	1,500,000	1,613,160
LOUISIANA — 3.39%
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,074,450
Louisiana Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol)	NR/Aa3	1,000,000	1,085,890
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015	A/NR	2,500,000	2,497,275

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA+/Aa3	$1,590,000	$1,664,650
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,180,630
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	1,138,360
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA+/Aa3	2,000,000	2,191,400
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,291,439
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,397,237
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,540,824
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,702,651
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2023 (Insured: AGM)	AA+/Aa3	1,000,000	1,125,680
Regional Transit Authority Sales Tax Revenue, 5.00% due 12/1/2024 (Insured AGM)	AA+/Aa3	1,000,000	1,111,350
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,433,328
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,093,090
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A2	1,500,000	1,532,295
MASSACHUSETTS — 0.03%
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: Natl-Re) (AMT)	NR/Baa1	240,000	240,838
MICHIGAN — 6.32%
City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,233,437
Detroit School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement;
Insured: AGM/Q-SBLF)	AA+/Aa2	3,150,000	3,250,516
Detroit School District GO, 5.25% due 5/1/2027 (Insured: AGM/Q-SBLF)	AA+/Aa2	1,000,000	1,026,800
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: Natl-Re)	A+/A1	3,000,000	3,225,930
Detroit Sewage Disposal Revenue, 5.25% due 7/1/2020 (Insured: AGM)	AA+/Aa3	7,720,000	8,644,007
Detroit Water Supply Systems, 5.00% due 7/1/2015 (Insured: AGM)	AA+/Aa3	1,000,000	1,107,530
Detroit Water Supply Systems, 4.25% due 7/1/2016 (Insured: Natl-Re)	BBB/A1	1,100,000	1,163,437
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center; Insured: FGIC) (ETM)	AA+/Aaa	650,000	741,936
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,000,000	2,241,960
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,470,000	2,712,999
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl-Re) (ETM)	AA/Aa3	295,000	305,611
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	997,601
Michigan Public Educational Facilities Authority, 8.50% due 9/1/2029 (Bradford Academy)	BBB-/NR	1,500,000	1,623,570
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	990,000	944,430
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AA+/Aa3	2,450,000	2,640,586
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	2,876,040
Michigan State Hospital Finance Authority, 5.10% due 6/1/2013 (McLaren Healthcare)	NR/Aa3	525,000	526,444
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A+/A1	2,140,000	2,204,114
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	3,000,000	3,022,710
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA+/Aa3	1,000,000	1,077,500
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,215,340
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,003,779
MINNESOTA — 0.93%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	BBB+/A3	1,000,000	1,071,510
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AA+/NR	2,500,000	2,786,750
St. Cloud Health Care Revenue, 5.00% due 5/1/2014 (Centracare Health System)	NR/A2	835,000	904,856
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	BBB+/A3	1,965,000	2,083,784

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MISSISSIPPI — 1.24%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	$1,240,000	$1,330,049
Mississippi Development Bank Special Obligation, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa2	1,920,000	2,040,960
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	2,046,127
Mississippi Development Bank Special Obligation, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,740,586
MISSOURI — 1.52%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor Project)	NR/NR	445,000	447,826
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,090,690
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,145,880
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,166,380
Missouri Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,528,500
Missouri Health & Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,842,888
NEVADA — 0.15%
Clark County School District GO, 5.50% due 6/15/2016 (Insured: AGM)	AA+/Aa2	1,000,000	1,077,950
NEW HAMPSHIRE — 1.44%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	3,343,599
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 put 2/1/2012 (United Illuminating Co.) (AMT)	NR/Baa2	1,000,000	1,019,640
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/NR	3,920,000	4,217,803
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,054,390
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	BBB+/Baa1	1,000,000	1,006,550
NEW JERSEY — 0.78%
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	2,000,000	2,286,000
Passaic Valley Sewage Commissioners, 5.75% due 12/1/2022 (Sewer System; Insured: GO of Commissioners)	NR/A2	3,000,000	3,488,730
NEW MEXICO — 1.17%
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	3,000,000	3,071,910
Las Cruces Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,040,000	2,219,275
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,973,211
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,455,000	1,384,709
NEW YORK — 1.80%
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,486,030
New York City Municipal Water Financing Authority, 0.25% due 6/15/2039 put 10/3/2011 (General Resolution; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	4,300,000	4,300,000
New York Series H Sub Series H-2 GO, 0.12% due 8/1/2013 put 10/3/2011 (Insured: Natl-Re; SPA: Wachovia Bank N.A.) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	1,000,000	1,135,370
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	968,184

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	$500,000	$580,815
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,862,078
NORTH DAKOTA — 0.34%
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,476,046
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	BBB+/NR	1,000,000	1,032,670
OHIO — 2.85%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	1,060,000	1,070,716
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,525,497
Deerfield Township Tax Increment, 5.00% due 12/1/2016	NR/A1	1,035,000	1,159,821
Deerfield Township Tax Increment, 5.00% due 12/1/2025	NR/A1	1,000,000	1,034,230
Franklin County Convention Facilities Authority, 5.25% due 12/1/2015 (Tax & Lease Revenue Anticipation Bonds; Insured: AMBAC)	AA/Aaa	1,000,000	1,052,560
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: AGM)	NR/Aa3	1,500,000	1,714,290
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (First Energy Generation)	BBB-/Baa3	3,000,000	3,280,470
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 put 5/1/2012 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/A3	1,500,000	1,531,605
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/A3	3,000,000	3,165,420
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,352,340
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Corp.)	BBB-/Baa2	1,000,000	1,123,560
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Corp.)	BBB-/Baa3	3,000,000	3,063,120
OKLAHOMA — 1.29%
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,438,831
Oklahoma DFA, 0.14% due 8/15/2033 put 10/3/2011 (Integris Health; Insured: AGM) (daily demand notes)	AA+/Aa3	1,665,000	1,665,000
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,105,499
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA+/Aa3	1,000,000	1,173,550
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	AA+/Aa2	1,130,000	1,195,111
PENNSYLVANIA — 3.14%
Allegheny County Hospital Development, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,888,200
Allegheny County IDA, 5.90% due 8/15/2026 (School Facility Development, Inc.)	BBB-/NR	1,200,000	1,169,796
Allegheny County IDA, 6.375% due 8/15/2035 (School Facility Development, Inc.)	BBB-/NR	1,130,000	1,078,054
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	870,075
Lancaster County GO, 0% due 5/1/2014 (Insured: Natl-Re/FGIC)	NR/Aa2	795,000	724,491
Lancaster County GO, 0% due 5/1/2015 (Insured: Natl-Re/FGIC)	NR/Aa2	800,000	689,744
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	5,000,000	4,717,550
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,067,932
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	4,000,000	3,280,560
Philadelphia Hospitals & Higher Educational Facilities Authority, 0.13% due 7/1/2022 put 10/3/2011 (The Children’s Hospital; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,100,000	1,100,000
Philadelphia School District GO, 5.00% due 9/1/2018 (State Aid Withholding)	A+/Aa2	5,000,000	5,671,650

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
RHODE ISLAND — 0.33%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/NR	$1,065,000	$1,083,489
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,394,072
SOUTH CAROLINA — 3.42%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A/A1	2,000,000	2,184,140
Greenville County School District, 5.50% due 12/1/2021 (Building Equity Sooner)	AA/Aa2	5,000,000	6,096,700
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AA+/Aa3	2,400,000	2,561,016
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/Aa3	1,000,000	1,097,580
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/Aa3	1,700,000	1,895,143
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA+/Aa3	1,000,000	1,132,940
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA+/Aa3	2,740,000	2,974,325
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA+/Aa3	1,000,000	1,072,370
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	2,085,000	2,194,316
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	980,000	1,026,864
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AA+/Aa3	2,855,000	3,044,600
SOUTH DAKOTA — 0.25%
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	AA-/A1	1,700,000	1,829,421
TENNESSEE — 1.41%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa1	1,000,000	1,064,240
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BBB/Baa3	2,500,000	2,453,200
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	B/Ba3	7,000,000	6,908,230
TEXAS — 12.00%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,511,447
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,314,225
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	2,000,000	1,942,520
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A1	1,300,000	1,396,551
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A1	2,300,000	2,454,353
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,800,000	2,797,004
Bryan Electric Systems, 3.00% due 7/1/2013	A+/A1	1,000,000	1,038,560
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: Natl-Re)	AA/Aa2	1,000,000	1,088,750
City of Houston, 5.00% due 9/1/2013	A-/A2	1,500,000	1,614,255
City of Houston, 5.00% due 9/1/2013	A-/A2	1,400,000	1,506,638
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,193,440
Dallas/Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,146,810
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	AAA/Aaa	2,985,000	2,371,403
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	AAA/Aaa	15,000	11,879
Eagle Mountain & Saginaw Texas Independent School District GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,045,850
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	BBB/NR	1,220,000	1,243,680

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Harris County Cultural Education Facilities Finance Corp., 0.13% due 9/1/2031 put 10/3/2011 Texas Medical Center; LOC: JPMorgan Chase & Co.) (daily demand notes)	AAA/Aa1	$2,000,000	$2,000,000
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A1	2,075,000	2,297,627
Houston Airport System Revenue, 5.00% due 7/1/2014	A/NR	1,000,000	1,101,290
Houston Higher Education Finance Corp, 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	700,000	747,404
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	554,860
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	569,090
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,138,840
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A+/A1	2,040,000	2,199,365
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	505,000	508,368
Mission EDA, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc.) (AMT)	BBB/NR	3,250,000	3,488,745
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Various School Buildings; Guaranty: PSF)	AAA/NR	4,210,000	4,215,094
Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public School)	BBB/NR	5,050,000	5,142,364
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	NR/Baa2	3,500,000	3,614,555
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	NR/Baa2	2,575,000	2,631,753
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (Idea Public Schools)	BBB/NR	1,590,000	1,621,975
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,084,063
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	A/A2	2,450,000	3,092,659
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,793,802
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	2,000,000	1,796,580
Texas State, 2.50% due 8/30/2012 (Tax & Revenue Anticipation Notes)	SP-1+/Mig1	15,000,000	15,311,850
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	3,000,000	2,880,390
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB/NR	1,250,000	1,292,888
U.S. VIRGIN ISLANDS — 0.72%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	5,000,000	5,345,850
UTAH — 0.48%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,085,940
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,444,012
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	NR/NR	1,000,000	1,004,590
VIRGINIA — 0.67%
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,047,040
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	BBB/NR	795,000	866,995
Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	2,000,000	2,010,280
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,000,000	1,005,950
WASHINGTON — 2.17%
Seattle Municipal Power and Light, 5.00% due 2/1/2019	AA-/Aa2	3,000,000	3,604,380
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: Natl-Re)	NR/A1	1,900,000	2,164,195
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,735,000	1,741,454
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: Natl-Re)	AA/Aa2	1,945,000	1,951,749
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AA+/Aa3	1,000,000	1,085,010
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	3,985,000	4,526,602

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/NR	$1,000,000	$1,001,150
WEST VIRGINIA — 0.22%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	1,530,000	1,614,028
WISCONSIN — 1.15%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/NR	925,000	930,504
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare)	A-/A3	2,170,000	2,303,259
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare)	A-/A3	5,000,000	5,263,800

TOTAL INVESTMENTS — 98.23% (Cost $697,370,276)			$726,704,481
OTHER ASSETS LESS LIABILITIES — 1.77%			13,068,799

NET ASSETS — 100.00%			$739,773,280

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Board Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2011

ASSETS
Investments at value (cost $697,370,276) (Note 2)	$726,704,481
Cash	1,195,537
Receivable for investments sold	4,880,763
Receivable for fund shares sold	2,082,670
Interest receivable	9,401,406
Prepaid expenses and other assets	31,276

Total Assets	744,296,133

LIABILITIES
Payable for investments purchased	2,500,000
Payable for fund shares redeemed	819,921
Payable to investment advisor and other affiliates (Note 3)	483,357
Accounts payable and accrued expenses	115,144
Dividends payable	604,431

Total Liabilities	4,522,853

NET ASSETS	$739,773,280

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	29,334,205
Accumulated net realized gain (loss)	(6,136,137)
Net capital paid in on shares of beneficial interest	716,578,993

$739,773,280

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($381,839,197 applicable to 28,088,809 shares of beneficial interest outstanding - Note 4)	$13.59
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.87

Class C Shares:
Net asset value and offering price per share* ($125,511,642 applicable to 9,221,123 shares of beneficial interest outstanding - Note 4)	$13.61

Class I Shares:
Net asset value, offering and redemption price per share ($232,422,441 applicable to 17,119,919 shares of beneficial interest outstanding - Note 4)	$13.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

22    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $3,345,242)	$32,164,706

EXPENSES:
Investment advisory fees (Note 3)	3,444,777
Administration fees (Note 3)
Class A Shares	476,270
Class C Shares	150,898
Class I Shares	104,108
Distribution and service fees (Note 3)
Class A Shares	952,541
Class C Shares	719,642
Transfer agent fees
Class A Shares	143,173
Class C Shares	59,048
Class I Shares	84,730
Registration and filing fees
Class A Shares	37,246
Class C Shares	28,569
Class I Shares	26,713
Custodian fees (Note 3)	134,566
Professional fees	42,571
Accounting fees	28,705
Trustee fees	16,152
Other expenses	57,186

Total Expenses	6,506,895
Less:
Expenses reimbursed by investment advisor (Note 3)	(100,214)
Fees paid indirectly (Note 3)	(1,404)

Net Expenses	6,405,277

Net Investment Income	25,759,429

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	347,891
Net change in unrealized appreciation (depreciation) on investments	(4,587,013)

Net Realized and Unrealized Loss	(4,239,122)

Net Increase in Net Assets Resulting from Operations	$21,520,307

See notes to financial statements.

Certified Annual Report    23

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$25,759,429	$22,874,886
Net realized gain (loss) on investments	347,891	(1,218,528)
Net unrealized appreciation (depreciation) on investments	(4,587,013)	14,346,155

Net Increase (Decrease) in Net Assets Resulting from Operations	21,520,307	36,002,513

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,661,413)	(13,616,758)
Class C Shares	(3,975,988)	(3,446,376)
Class I Shares	(8,122,028)	(5,811,752)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(25,338,872)	65,256,428
Class C Shares	(2,034,648)	45,484,026
Class I Shares	30,234,435	73,966,608

Net Increase (Decrease) in Net Assets	(1,378,207)	197,834,689

NET ASSETS:
Beginning of Year	741,151,487	543,316,798

End of Year	$739,773,280	$741,151,487

See notes to financial statements.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$726,704,481	$—	$726,704,481	$—

Total Investments in Securities	$726,704,481	$—	$726,704,481	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $1,152 for Class A shares, and $99,062 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $5,002 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,975 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $1,404.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,028,226	$66,853,658	9,814,228	$131,038,400
Shares issued to shareholders in reinvestment of dividends	685,893	9,091,944	646,545	8,623,256
Shares repurchased	(7,682,668)	(101,284,474)	(5,551,397)	(74,405,228)

Net increase (decrease)	(1,968,549)	$(25,338,872)	4,909,376	$65,256,428

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	2,153,415	$28,743,629	4,194,765	$56,036,321
Shares issued to shareholders in reinvestment of dividends	199,501	2,647,910	166,872	2,229,614
Shares repurchased	(2,539,929)	(33,426,187)	(957,579)	(12,781,909)

Net increase (decrease)	(187,013)	$(2,034,648)	3,404,058	$45,484,026

Class I Shares
Shares sold	7,875,098	$104,437,154	7,702,918	$103,259,087
Shares issued to shareholders in reinvestment of dividends	389,907	5,164,406	314,775	4,195,091
Shares repurchased	(6,042,219)	(79,367,125)	(2,512,352)	(33,487,570)

Net increase (decrease)	2,222,786	$30,234,435	5,505,341	$73,966,608

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $133,989,715 and $126,415,737, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$697,387,323

Gross unrealized appreciation on a tax basis	$32,639,216
Gross unrealized depreciation on a tax basis	(3,322,058)

Net unrealized appreciation (depreciation) on investments (tax basis)	$29,317,158

At September 30, 2011, the Fund did not have any undistributed net ordinary income or undistributed capital gains.

For the year ended September 30, 2011, $11,597 of capital loss carryforwards from prior years expired.

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2012	$4,297,982
2013	39,577
2017	391,762
2018	533,767
2019	856,003

$6,119,091

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $11,597, decreased net capital paid in on shares of beneficial interest by $13,052, and decreased distribution in excess of net investment income by $1,455. These reclassifications have no impact on the net asset value of the Fund. Reclassifications resulted from the expiration of capital loss carryforwards and non-deductible taxes paid.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$25,608,742	$22,755,331
Ordinary income	150,687	119,555

Total Distributions	$25,759,429	$22,874,886

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59	0.95	0.95	0.95	3.27	18.33	$381,839
2010(b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68	0.97	0.97	0.97	5.61	9.87	$409,844
2009(b)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26	0.98	0.98	0.98	12.12	15.15	$337,037
2008(b)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95	0.96	0.95	0.96	(1.33)	22.00	$311,435
2007(b)	$13.30	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$13.15	3.84	0.99	0.98	0.99	2.74	22.55	$333,800
Class C Shares
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29	1.24	1.24	1.32	3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39	1.24	1.24	1.73	5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99	1.24	1.24	1.76	11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67	1.25	1.24	1.75	(1.61)	22.00	$59,243
2007	$13.31	0.47	(0.15)	0.32	(0.47)	—	(0.47)	$13.16	3.59	1.24	1.24	1.78	2.48	22.55	$53,890
Class I Shares
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90	0.63	0.63	0.63	3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99	0.65	0.65	0.65	5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59	0.66	0.66	0.68	12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28	0.64	0.63	0.64	(1.02)	22.00	$171,848
2007	$13.28	0.55	(0.15)	0.40	(0.55)	—	(0.55)	$13.13	4.16	0.67	0.67	0.73	3.06	22.55	$125,890

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,064.90	$4.87
Hypothetical*	$1,000.00	$1,020.35	$4.76
Class C Shares
Actual	$1,000.00	$1,063.30	$6.41
Hypothetical*	$1,000.00	$1,018.85	$6.28
Class I Shares
Actual	$1,000.00	$1,067.40	$3.29
Hypothetical*	$1,000.00	$1,021.89	$3.22

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.24%; I: 0.64%) multiplied by the average accountvalue over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index

and Consumer Price Index (July 22, 1991 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	1.19%	3.97%	3.97%	5.14%
C Shares (Incep: 9/1/94)	2.45%	4.12%	3.88%	4.34%
I Shares (Incep: 7/5/96)	3.67%	4.73%	4.53%	4.89%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Fund of $25,608,742 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business,

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive investment returns in accordance with expectations in ten of eleven years, that the Fund’s return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in most of the preceding ten calendar years. Other noted quantitative data showed that the Fund’s investment returns fell within the top third of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s returns fell within or near the top third of performance for the second fund category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of municipal debt mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for one fund group and was slightly higher than the median and average fee levels for the second group, and that the Fund’s expense ratio was somewhat higher than the median expense ratios and comparable to or slightly higher than the average expense ratios for the two groups. The Trustees did not identify these differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fee levels are determined.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2011 (Unaudited)

resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

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This page is not part of the Annual Report.    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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TH079

Important Information

The information presented on the following pages is current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

This page is not part of the Annual Report.    3

Important Information, Continued

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4    This page is not part of the Annual Report.

Thornburg Strategic Municipal Income Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    5

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income
Fund. The net asset value (NAV) of the Class A shares decreased by 16 cents to $14.06 per share during the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 59.2 cents per share. If you reinvested your dividends, you received 60.4 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your
Fund produced a total return of 3.47% at NAV over the fiscal year ended September 30, 2011, compared to the 3.97% for the BofA Merrill Lynch Municipal Master Index. The BofA
Merrill Lynch Municipal Master Index generated 0.50% more total return. The 0.50% of underperformance is due to the relative durations (a measure of price sensitivity) and relative asset allocations along the yield curve of the Fund versus the BofA Merrill Lynch Municipal
Master Index. The Fund had a longer duration (more sensitive to interest rate fluctuations)
than the BofA Merrill Lynch Municipal Master Index in the first fiscal quarter as interest rates increased. In the following three quarters, as interest rates decreased, the Fund’s relative duration was not as long. This difference in relative durations accounted for approximately
0.35% of the 0.50% underperformance. The relative asset allocation to maturities explains the remaining 0.15% of underperformance.

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative
Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation.
As we close this fiscal year, the Fed has announced another extraordinary measure known as
“Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June
2012, $400 billion of Treasury securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten, reducing the yield difference between long-term and short-
term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38% on September 1, 2011 (30-year
Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of

6    Certified Annual Report

the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets,” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011, slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes, remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases in loans to businesses may be laying the groundwork for a more robust expansion.

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and services will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low, but so do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6-12 months, we believe the Fed will keep short-term interest rates low, but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

Certified Annual Report    7

Letter to Shareholders,

Continued

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. Needless to say, these estimates were overly dramatic but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch Municipal Master Index for the 12 months ended September 30, 2011.

CHART I: BofA MERRILL LYNCH MUNICIPAL MASTER INDEX

Periodic Returns During the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past performance does not guarantee future results.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

8    Certified Annual Report

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in maturities greater than 21 years. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a different pace.

Conclusion

Your Thornburg Strategic Municipal Income Fund will continue to search for value in the municipal bond market. We have identified two broad areas of value that we expect to continue to exploit. First, with the difference between long- and short-term yields being so great, we expect to continue to invest in longer maturity municipal bonds; currently approximately 44% of the portfolio is invested in maturities longer than 20 years. Second, with quality spreads (the incremental income an investor earns for investing in lower quality securities) being so wide, we expect to continue to pursue lower quality bonds for investment. Currently, 39% of the portfolio is invested in securities rated below single A or non-rated securities. In closing, we would like to thank you for the trust you have placed with us. We will continue to keep that foremost in our minds as we go forward into a new year.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
ARIZONA — 1.91%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB/Baa2	$500,000	$550,510
Pima County Industrial Development Authority, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	622,216
Pima County Industrial Development Authority Education, 6.25% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	530,000	531,860
University Medical Center Corp., 6.25% due 7/1/2029	BBB+/Baa1	100,000	104,800
University Medical Center Corp., 6.50% due 7/1/2039	BBB+/Baa1	275,000	286,676
CALIFORNIA — 20.68%
Brea Redevelopment Agency, 0% due 8/1/2032 (Capital Appreciation-Tax Allocation)	AA-/NR	1,270,000	280,289
Brea Redevelopment Agency, 0% due 8/1/2034 (Capital Appreciation-Tax Allocation)	AA-/NR	5,000,000	928,700
California Finance Authority, 8.50% due 11/1/2039 (Harbor Regulation Control)	NR/Baa1	1,000,000	1,110,220
California HFA, 6.25% due 2/1/2026 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,500,000	1,625,580
California HFA, 4.625% due 8/1/2026	BBB/Baa2	560,000	501,256
California HFA, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	BBB/Baa2	1,125,000	382,489
California Infrastructure & Economic Development Bank, 0.11% due 11/1/2026 put 10/3/2011 (Pacific Gas & Electric; Insured: Mizuho Corporate Bank) (daily demand notes)	AAA/Aa2	1,000,000	1,000,000
California State Public Works Board, 6.25% due 4/1/2034	BBB+/A2	100,000	108,980
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	975,320
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	2,425,000	893,249
Carson Redevelopment Agency Tax Allocation, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	557,615
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	929,240
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA+/Aa3	1,750,000	1,800,190
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A/NR	650,000	651,651
Huntington Beach Union High School District, 0% due 8/1/2031 (Capital Appreciation- Election 2004; Insured: Natl-Re)	BBB/Aa2	5,000,000	1,532,900
Lee Lake Water District, 5.875% due 9/1/2027	NR/NR	500,000	463,650
M-S-R Energy Authority, 6.50% due 11/1/2039	A/NR	1,000,000	1,096,400
Merced Redevelopment Agency Tax Allocation, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	A-/NR	300,000	315,693
Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	BBB/NR	1,000,000	1,012,950
Newport Mesa USD, 0% due 8/1/2034 (Capital Appreciation-Election 2005)	AA/Aa1	5,000,000	1,349,000
Oak Park USD GO, 0% due 8/1/2030 (Insured: AGM)	AA+/Aa3	500,000	164,800
Pittsburg Redevelopment Agency Tax Allocation, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	A+/NR	1,220,000	428,989

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
Redwood City Redevelopment Agency Tax Allocation, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	$1,285,000	$731,473
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	BBB/A1	535,000	301,012
San Diego USD, 0% due 7/1/2035 (Election 2008)	AA/Aa1	1,700,000	418,421
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A1	925,000	474,451
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	267,852
San Francisco City & County Redevelopment Financing Authority Tax Allocation, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	543,360
San Jose Redevelopment Agency Tax, 4.25% due 8/1/2023 (Merged Area Redevelopment; Insured: Syncora)	BBB+/Baa2	500,000	433,875
San Jose Redevelopment Agency Tax, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A2	1,000,000	977,840
Sonoma County Community Redevelopment Agency Tax Allocation, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA+/NR	100,000	104,034
Union Elementary School District, 0% due 9/1/2027 (Capital Appreciation-Election 1999; Insured: Natl-Re)	AA+/NR	905,000	367,611
COLORADO — 7.12%
Colorado Educational & Cultural Facilities Authority, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: Syncora)	A/NR	1,600,000	1,675,664
Denver Convention Center, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	938,180
Denver Convention Center, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	411,070
Denver Convention Center, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	528,970
E-470 Public Highway Authority, 0% due 9/1/2037 (Capital Appreciation)	BBB-/Baa2	1,000,000	167,240
E-470 Public Highway Authority, 0% due 9/1/2040 (Capital Appreciation)	BBB-/Baa2	2,000,000	268,160
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,100,000	1,128,622
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	238,450
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	417,576
Pinery West Metropolitan District No. 2, 4.50% due 12/1/2032 (Insured: Radian)	NR/NR	500,000	382,045
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase Revenue)	A/Baa1	825,000	864,196
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase Revenue)	A/Baa1	250,000	268,375
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	534,045
CONNECTICUT — 0.92%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,009,750
DISTRICT OF COLUMBIA — 0.56%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA+/Aa3	1,500,000	619,785
FLORIDA — 4.41%
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	352,084
Lakeland Energy System Revenue, 5.25% due 10/1/2036	AA-/A1	2,000,000	2,259,500
Sarasota County Public Hospital Board, 7.212% due 10/1/2021 (Miles-Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	1,000,000	932,670
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	230,000	220,432
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,083,670
GEORGIA — 1.34%
Atlanta Water & Waste Water, 6.25% due 11/1/2034	A/A1	500,000	560,180

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A+/Aa3	$515,000	$555,567
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A/Baa1	350,000	351,512
GUAM — 1.89%
Guam Government, 5.75% due 12/1/2034 (Section 30)	BBB-/NR	500,000	512,720
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,022,500
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	542,386
HAWAII — 0.27%
Hawaii State Department of Budget & Finance, 5.45% due 11/1/2023 (Hawaiian Electric Co.; Insured: Natl-Re) (AMT)	NR/Baa1	300,000	298,488
ILLINOIS — 8.27%
Broadview Tax Increment, 5.25% due 7/1/2012	NR/NR	265,000	265,231
Chicago Tax Increment, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	802,032
Chicago Tax Increment, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,018,140
Cook County GO, 5.25% due 11/15/2033	AA/Aa3	1,000,000	1,064,040
Illinois Civic Center, 5.375% due 12/15/2012 (Insured: AGM)	NR/Aa3	505,000	506,969
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	334,729
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,240,000	1,289,798
Melrose Park Tax Increment, 6.75% due 12/15/2016 (Insured: Natl-Re)	NR/Baa1	250,000	283,078
Melrose Park Tax Increment, 6.75% due 12/15/2021 (Insured: Natl-Re)	NR/Baa1	410,000	495,165
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/A2	1,500,000	1,489,710
Railsplitter Tobacco Settlement Authority, 6.00% due 6/1/2028	A-/NR	1,000,000	1,036,260
Southwestern Illinois Development Authority, 5.50% due 8/15/2020 (Southwestern Illinois Health Facilities)	BBB/Baa2	500,000	500,375
INDIANA — 1.99%
Carmel Redevelopment District, 6.50% due 7/15/2035	NR/NR	1,000,000	985,590
Indiana Finance Authority, 0.13% due 2/1/2037 put 10/3/2011 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	1,200,000	1,200,000
KANSAS — 1.03%
Wichita Multi-Family Housing, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	465,000	431,474
Wichita Multi-Family Housing, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	701,626
KENTUCKY — 1.98%
Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa1	365,000	223,219
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa1	2,490,000	1,426,571
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	527,960
LOUISIANA — 0.54%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA+/Aa3	120,000	117,712
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	474,875
MASSACHUSETTS — 0.46%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	460,000	506,428

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
MICHIGAN — 7.92%
Detroit School District, 5.25% due 5/1/2027 (Insured: AGM)	AA+/Aa2	$1,000,000	$1,026,800
Detroit Water Supply Systems, 5.00% due 7/1/2018 (Insured: Natl-Re)	BBB/A1	350,000	377,717
Dickinson County Healthcare Systems, 5.80% due 11/1/2024 (Insured: ACA)	NR/NR	270,000	270,440
Dickinson County Healthcare Systems, 5.80% due 11/1/2024	NR/Baa3	1,000,000	1,001,630
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	951,030
Michigan Financial Authority Limited Obligation, 8.125% due 4/1/2041 (Hope Academy)	NR/NR	1,000,000	1,047,810
Michigan Public Educational Facilities Authority, 8.75% due 9/1/2039 (Bradford Academy)	BBB-/NR	500,000	542,935
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,085,000	1,035,057
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A/A2	650,000	654,921
Michigan State Hospital Finance Authority, 5.75% due 4/1/2032 (Oakwood Obligated Group)	A/A2	150,000	151,242
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health)	A/A1	1,000,000	1,021,390
Michigan State Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	313,755
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl-Re/ AMBAC)	NR/NR	250,000	313,005
MINNESOTA — 0.43%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 (Healthpartners Obligated Group)	BBB+/A3	100,000	103,477
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	415,000	371,566
MISSOURI — 5.09%
Kansas City Tax Increment Financing Commission, 5.25% due 3/1/2018 (Maincor Project)	NR/NR	700,000	692,468
Missouri Development Finance Board, 0.13% due 12/1/2033 put 10/3/2011 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	4,900,000	4,900,000
NEVADA — 0.76%
Mesquite Redevelopment Agency Tax Increment, 7.125% due 6/1/2021	A-/NR	300,000	312,447
Mesquite Redevelopment Agency Tax Increment, 7.375% due 6/1/2024	A-/NR	500,000	519,935
NEW MEXICO — 1.33%
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	1,000,000	1,023,970
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	485,000	442,422
NEW YORK — 2.00%
New York City Transitional Finance Authority, 0.21% due 8/1/2031 put 10/3/2011 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	2,200,000	2,200,054
OHIO — 3.60%
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB-/NR	395,000	398,993
Cleveland Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Insured: City Appropriations)	BBB-/NR	1,000,000	1,056,440
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy)	BBB-/Baa2	1,000,000	1,123,560
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy)	BBB-/Baa3	1,350,000	1,378,404
OREGON — 0.89%
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	979,330
PENNSYLVANIA — 5.76%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	970,000	941,404

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
Geisinger Authority, 0.13% due 6/1/2041 put 10/3/2011 (Geisinger Health System; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	$1,680,000	$1,680,000
Pennsylvania EDA, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	451,143
Pennsylvania EDA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	600,000	566,106
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	2,000,000	1,640,280
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,053,850
RHODE ISLAND — 0.70%
Pawtucket Housing Authority Capital Funds Housing, 5.50% due 9/1/2022	AA/NR	315,000	366,125
Pawtucket Housing Authority Capital Funds Housing, 5.50% due 9/1/2024	AA/NR	350,000	398,415
SOUTH DAKOTA — 0.72%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	AA-/A1	750,000	785,835
TENNESSEE — 0.54%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BBB/Baa3	100,000	104,417
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	B/Ba3	500,000	490,785
TEXAS — 11.09%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	678,132
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	556,099
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038 (Tejano Center for Community Concerns, Inc.)	BBB-/NR	1,000,000	1,106,170
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	101,415
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	533,535
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,040,860
Matagorda County Navigation District, 5.15% due 11/1/2029 (Houston Industries, Inc.; Insured: Natl-Re)	BBB/Baa1	280,000	279,978
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A/Baa3	40,000	41,536
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (Idea Public School)	BBB/NR	1,000,000	1,050,620
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	A/A2	1,000,000	1,262,310
Texas Multi-Family Housing Corp., 7.00% due 7/1/2043 (HDSA Affordable Housing Pool)	A-/NR	2,000,000	2,010,920
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (Idea Public School; Insured: ACA)	BBB/NR	100,000	99,996
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	895,000	903,798
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (Idea Public School; Insured: ACA)	BBB/NR	155,000	148,820
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (Idea Public School; Insured: ACA)	BBB/NR	1,500,000	1,347,435
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,022,830
U.S. VIRGIN ISLANDS — 0.63%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	537,680
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	150,000	150,272

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Credit Rating†	Principal
Issuer-Description	S&P/ Moody’s	Amount	Value
UTAH — 0.97%
Herriman Utah Special Assessment, 4.75% due 11/1/2022 (Towne Center Assessment Area)	A/NR	$1,000,000	$1,061,480
VIRGINIA — 2.80%
Lexington IDA Residential Care Facility, 5.375% due 1/1/2028 (Kendal at Lexington)	NR/NR	1,000,000	909,200
Mecklenburg County IDA, 6.50% due 10/15/2017 (Virginia Electric and Power Company)	NR/Baa1	1,000,000	1,005,140
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	635,000	638,778
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	528,325
WASHINGTON — 0.93%
Washington HFA, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,022,710

TOTAL INVESTMENTS — 99.53% (Cost $104,876,671)			$109,377,168
OTHER ASSETS LESS LIABILITIES — 0.47%			511,256

NET ASSETS — 100.00%			$109,888,424

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2011

ASSETS
Investments at value (cost $104,876,671) (Note 2)	$109,377,168
Cash	784,128
Receivable for investments sold	50,000
Receivable for fund shares sold	505,724
Interest receivable	1,507,274
Prepaid expenses and other assets	20,618

Total Assets	112,244,912

LIABILITIES
Payable for investments purchased	2,069,500
Payable for fund shares redeemed	77,074
Payable to investment advisor and other affiliates (Note 3)	67,663
Accounts payable and accrued expenses	56,384
Dividends payable	85,867

Total Liabilities	2,356,488

NET ASSETS	$109,888,424

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	4,500,497
Accumulated net realized gain (loss)	98,006
Net capital paid in on shares of beneficial interest	105,286,299

$109,888,424

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($39,808,077 applicable to 2,831,256 shares of beneficial interest outstanding - Note 4)	$14.06
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.35

Class C Shares:
Net asset value and offering price per share* ($15,343,872 applicable to 1,090,163 shares of beneficial interest outstanding - Note 4)	$14.07

Class I Shares:
Net asset value, offering and redemption price per share ($54,736,475 applicable to 3,889,451 shares of beneficial interest outstanding - Note 4)	$14.07

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $143,955)	$4,977,705

EXPENSES:
Investment advisory fees (Note 3)	664,709
Administration fees (Note 3)
Class A Shares	41,284
Class C Shares	18,391
Class I Shares	20,444
Distribution and service fees (Note 3)
Class A Shares	82,568
Class C Shares	88,498
Transfer agent fees
Class A Shares	18,412
Class C Shares	12,279
Class I Shares	17,664
Registration and filing fees
Class A Shares	21,053
Class C Shares	21,075
Class I Shares	21,331
Custodian fees (Note 3)	51,385
Professional fees	41,827
Accounting fees	3,787
Trustee fees	2,281
Other expenses	18,520

Total Expenses	1,145,508
Less:
Expenses reimbursed by investment advisor (Note 3)	(100,276)
Fees paid indirectly (Note 3)	(804)

Net Expenses	1,044,428

Net Investment Income	3,933,277

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	98,722
Net change in unrealized appreciation (depreciation) on investments	(464,465)

Net Realized and Unrealized Loss	(365,743)

Net Increase in Net Assets Resulting from Operations	$3,567,534

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,933,277	$2,268,325
Net realized gain (loss) on investments	98,722	377,353
Net unrealized appreciation (depreciation) on investments	(464,465)	2,052,352

Net Increase (Decrease) in Net Assets Resulting from Operations	3,567,534	4,698,030

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,443,523)	(779,270)
Class C Shares	(599,513)	(319,620)
Class I Shares	(1,887,215)	(1,169,435)
From realized gains
Class A Shares	(48,451)	(110,997)
Class C Shares	(26,448)	(40,025)
Class I Shares	(67,868)	(164,754)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	11,532,230	15,636,797
Class C Shares	401,837	11,167,420
Class I Shares	12,899,113	22,636,138

Net Increase in Net Assets	24,327,696	51,554,284

NET ASSETS:
Beginning of Year	85,560,728	34,006,444

End of Year	$109,888,424	$85,560,728

Undistributed net investment income	$3,622	$—

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$109,377,168	$—	$109,377,168	$—

Total Investments in Securities	$109,377,168	$—	$109,377,168	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $41,917 for Class A shares, $41,786 for Class C shares and $16,573 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $1,175 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,541 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $804.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,515,491	$20,437,728	1,292,244	$17,833,733
Shares issued to shareholders in reinvestment of dividends	83,263	1,126,525	53,595	735,252
Shares repurchased	(748,444)	(10,032,023)	(213,606)	(2,932,188)

Net increase (decrease)	850,310	$11,532,230	1,132,233	$15,636,797

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	500,548	$6,822,609	893,854	$12,358,292
Shares issued to shareholders in reinvestment of dividends	28,470	385,419	16,955	233,302
Shares repurchased	(511,043)	(6,806,191)	(104,152)	(1,424,174)

Net increase (decrease)	17,975	$401,837	806,657	$11,167,420

Class I Shares
Shares sold	2,118,197	$28,788,268	1,714,923	$23,915,174
Shares issued to shareholders in reinvestment of dividends	114,091	1,545,006	73,042	1,003,621
Shares repurchased	(1,304,041)	(17,434,161)	(165,161)	(2,282,657)

Net increase (decrease)	928,247	$12,899,113	1,622,804	$22,636,138

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $38,916,535 and $16,466,450, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$104,876,671

Gross unrealized appreciation on a tax basis	$4,820,761
Gross unrealized depreciation on a tax basis	(320,264)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,500,497

Distributable capital gains (tax basis)	$98,006

At September 30, 2011, the Fund did not have any undistributed net ordinary income.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$3,828,976	$2,190,183
Ordinary income	238,593	393,918
Capital gains	5,449	—

Total Distributions	$4,073,018	$2,584,101

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. As of September 30, 2011, the Fund had no pre-enactment capital loss carryforwards to offset future capital gains.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $3,622 and decreased net capital paid in on shares of beneficial interest by $3,622. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted primarily from non-deductible expenses paid.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks associated with investments in derivative instruments. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(c)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
Class C Shares
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(c)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(e)	18.58	14.37	$3,684
Class I Shares
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(c)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return, which are not annualized for periods less than one year.
(c)	Fund commenced operations on April 1, 2009.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,095.00	$6.56
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class C Shares
Actual	$1,000.00	$1,093.40	$8.13
Hypothetical*	$1,000.00	$1,017.30	$7.84
Class I Shares
Actual	$1,000.00	$1,096.40	$5.20
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 4/1/09)	1.40%	—	—	11.14%
C Shares (Incep: 4/1/09)	2.57%	—	—	11.74%
I Shares (Incep: 4/1/09)	3.74%	—	—	12.35%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011 dividends paid by the Fund of $3,828,976 (or the maximum allowed) are tax exempt dividends and $5,449 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and (iii) measures of the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the one full calendar year since the Fund’s inception, which showed that the Fund’s investment return for the year had exceeded the average return of the mutual fund category for which calendar year data was presented. Other noted quantitative data showed that the Fund’s investment returns fell within the top third of performance for the first fund category for the year-to-date period ended with the second quarter of the current year and within the top half of the same category for the one-year period, and that the Fund’s investment returns fell within the top quartile of performance for the second fund category for the year-to-date and one-year periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of municipal debt mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was higher than the median and average fee levels for the two groups of mutual funds, and that the overall expense ratio of the Fund was higher than the median and average expense ratios for the first fund group and somewhat higher than the median expense ratio and slightly higher than the average expense ratio for the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The Trustees considered information from the Advisor respecting the effects of recent economic events on the Advisor and the Advisor’s responses to those events. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2011 (Unaudited)

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1978

Important Information

The information presented on the following pages is current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 1-10 Year Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

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Important Information,

Continued

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4    This page is not part of the Annual Report.

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from February 19, 1987 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	2.98%	5.56%	4.23%	3.49%	4.77%
With sales charge	1.46%	5.03%	3.92%	3.33%	4.71%

30-DAY YIELDS, A SHARES

As of September 30, 2011

Annualized Distribution Yield	SEC Yield
2.52%	1.60%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	188

Effective Duration	3.9 Yrs

Average Maturity	4.9 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg California Limited Term Municipal Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 3 cents to $13.41 per share for the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 35.8 cents per share. If you reinvested your dividends, you received 36.2 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 2.98% at NAV for the fiscal year ended September 30, 2011 compared to 3.75% for the Barclays Capital Five-Year Municipal Bond Index. The main contributor to the difference in performance is that the Barclays Capital Five-Year Municipal Bond Index has all of its holdings in four- to six-year maturities. The Thornburg California Limited Term Municipal Fund has holdings that span one- to ten-year maturities in a laddered structure. The California municipal bond market underperformed the general municipal bond market in the first six months of the fiscal year and rebounded in the second part of the fiscal year. The rebound was not enough to overcome the initial underperformance.

California’s Fiscal Condition

Credit spreads on California state general obligation (GO) bonds have remained fairly stable in the last nine months, in the range of 75 to 100 basis points, or 0.75% to 1.00%, indicating that the market perceives the state’s credit risk as moderate. The spread may reflect mixed news concerning fiscal conditions in California in recent periods. Broadly speaking, California’s revenue in 2011 is higher than it was in 2010, but is below the budgeted forecast. The Office of the State Controller (essentially the accountant for the state) reported that tax revenue in the third quarter was 3% higher than the same quarter in 2010, but is 3.5% below the budget estimate made by the Department of Finance early in the fiscal year. Fortunately the state has demonstrated ready access to capital during the fiscal year, having successfully come to market with several large and well-placed bond issues.

If revenues fail to arrive as projected in the $85.9 billion budget for the 2011–2012 fiscal year, spending cuts will be triggered at various stages, depending on the severity of the shortfall. It’s too early to know if any cuts will be triggered, but in any case, we think doomsday headlines in the media are prone to exaggeration of the actual risk.

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning in October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation. As we close this fiscal year, the Fed has announced another extraordinary measure known as “Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June 2012, $400 billion of Treasury

Certified Annual Report     7

Letter to Shareholders,

Continued

securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten, reducing the yield difference between long-term and short-term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38% on September 1, 2011 (30-year Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets,” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011 slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases of loans to businesses may be laying the groundwork for a more robust expansion.

CHART I: BofA MERRILL LYNCH 1-10 YEAR MUNICIPAL INDEX

Periodic Returns During the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past performance does not guarantee future results.

8    Certified Annual Report

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and services will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low, but so to do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6–12 months, we believe the Fed will keep short-term interest rates low, but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. These estimates were overly dramatic, but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch 1–10 Year Municipal Index for the 12 months ended September 30, 2011.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in the mid-range of California Limited Term’s investable universe. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a different pace.

The major drivers of returns for the fiscal year have been duration

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

Certified Annual Report    9

Letter to Shareholders,

Continued

(longer is better than shorter as rates declined) and yield curve exposure (allocation of assets to mid-range maturities versus shorter and longer maturities is better). The discipline of the laddered portfolio structure seeks to ensure that investors benefit from these opportunities.

Conclusion

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of 188 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well.

CHART III: % OF PORTFOLIO MATURING

As of 9/30/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. In closing, we would like to thank you for the trust you have placed with us. We continue to keep that foremost in our minds as we go forward into a new year.

Sincerely,

Christopher Ihlefeld Co-Portfolio Manager Managing Director	Christopher Ryon, CFA Co-Portfolio Manager Managing Director	Josh Gonze Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	NR/A3	$435,000	$435,039
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	NR/A3	455,000	465,242
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,830,000	2,159,327
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa1	1,150,000	1,226,716
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution; Insured: AMBAC)	NR/NR	445,000	472,755
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution; Insured AMBAC)	NR/NR	820,000	866,986
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,420,114
Burbank Water & Power, 5.00% due 6/1/2015	AA-/A1	750,000	852,638
Burbank Water & Power, 5.00% due 6/1/2016	AA-/A1	500,000	580,290
Burbank Water & Power, 5.00% due 6/1/2017	AA-/A1	1,000,000	1,172,600
Burbank Water & Power, 5.00% due 6/1/2018	AA-/A1	360,000	425,826
Burbank Water & Power, 5.00% due 6/1/2020	AA-/A1	625,000	740,200
Calexico USD GO, 6.75% due 9/1/2017	A-/NR	3,060,000	3,539,104
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,738,198
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,403,689
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,619,354
[a]California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,206,380
California GO, 0% due 5/1/2034 put 10/3/2011 (Kindergarten; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	2,300,000	2,300,000
California Health Facilities Financing, 4.00% due 2/1/2013 (Community Program; Insured: California Mtg Insurance)	A-/NR	1,665,000	1,710,388
California Housing Finance Agency, 5.00% due 11/15/2011 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,507,980
California Housing Finance Agency, 3.70% due 8/1/2013 (Home Mtg; Insured: FGIC)	BBB/Baa2	1,270,000	1,298,169
California Housing Finance Agency, 5.25% due 10/1/2013 (Providence Health)	AA/Aa2	650,000	706,810
California Housing Finance Agency, 3.80% due 2/1/2014 (Home Mtg; Insured: FGIC)	BBB/Baa2	770,000	780,141
California Housing Finance Agency, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,645,740
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	1,029,490
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AA+/Aa3	980,000	1,030,509
California Housing Finance Agency, 5.50% due 2/1/2018 (Community Program; Insured: California Mtg Insurance)	A-/NR	2,715,000	3,027,089
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AA+/Aa3	1,000,000	1,010,220
California Housing Finance Agency, 6.00% due 10/1/2018 (Providence Health)	AA/Aa2	1,000,000	1,236,960
California Housing Finance Agency, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance)	A-/NR	1,840,000	1,978,018
California Housing Finance Agency, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Health Care West)	A/A2	2,000,000	2,173,900
California Housing Finance Agency, 0% due 8/1/2029 (Insured: AMBAC/FHA/VA)	BBB/Baa2	1,925,000	654,481
California Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A-/NR	1,000,000	1,115,440

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	$570,000	$578,801
California PCR, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,794,325
California PCR Solid Waste Disposal, 5.25% due 6/1/2023 put 12/1/2017 (Republic Services, Inc.) (AMT)	BBB/Baa3	2,620,000	2,832,272
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	2,000,000	2,007,620
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013 pre-refunded 5/1/2012	AA-/Aa3	2,270,000	2,369,199
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,727,500
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa3	500,000	556,910
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,532,770
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC)	A-/A1	230,000	234,835
California State GO, 5.00% due 3/1/2017 (Insured: Syncora)	A-/A1	2,860,000	3,234,603
California State GO, 5.25% due 2/1/2018	A-/A1	3,000,000	3,155,280
California State GO, 5.00% due 9/1/2020	A-/A1	2,000,000	2,306,900
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	BBB+/Aa3	500,000	501,560
California State Public Works Board Lease, 5.25% due 12/1/2014	BBB+/A2	1,525,000	1,529,346
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	BBB+/A2	2,000,000	2,196,600
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	AA-/Aa2	1,000,000	1,095,660
California State Public Works Board Lease, 5.00% due 11/1/2016 (California State University)	BBB+/Aa3	1,000,000	1,127,910
California State Public Works Board Lease, 5.00% due 6/1/2020 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	1,185,000	1,384,791
California Statewide Community Development Authority, 5.25% due 8/1/2014 (East Campus Apartments; Insured: ACA)	NR/Baa1	1,715,000	1,751,855
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	750,000	826,245
California Statewide Community Development Authority, 5.00% due 5/15/2015 (Irvine LLC-UCI East Campus)	NR/Baa2	2,300,000	2,435,700
California Statewide Community Development Authority, 5.00% due 5/15/2017 (Irvine LLC-UCI East Campus)	NR/Baa2	1,000,000	1,054,000
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	3,600,000	4,198,824
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	1,350,000	1,331,100
California Statewide Community Development Authority, 3.85% due 11/1/2029 put 6/1/2012 (Kaiser Credit Group)	A+/NR	975,000	998,078
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars- Sinai Center Hospital; Insured: Natl-Re)	BBB/A2	155,000	159,780
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison Co.; Insured: Syncora)	A/A1	2,575,000	2,690,798
Calipatria USD, 0% due 8/1/2025 (Capital Appreciation-Election 1995; Insured: ACA)	NR/NR	5,000,000	1,841,750
Carson Redevelopment Agency Tax Allocation, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,172,042
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	3,200,000	2,432,192
Centinela Valley Unified High School District GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,151,230
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: Natl-Re/FGIC)	A+/NR	830,000	858,303
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,117,330
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	577,270
Cerritos Public Financing Authority Tax Allocation, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,340,224
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Election 2004-B; Insured: AMBAC)	AA-/Aa1	2,465,000	1,888,658
Chula Vista COP, 5.25% due 3/1/2020	A-/NR	1,300,000	1,433,913
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	795,491
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,218,074

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	$965,000	$1,063,237
City of Los Angeles COP, 3.00% due 11/1/2030 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa2	3,000,000	3,079,530
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A2	1,155,000	1,275,825
City of Torrance Hospital Revenue, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A2	2,600,000	2,634,008
Contra Costa Water District, 2.50% due 10/1/2013	AA+/NR	2,000,000	2,078,600
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA+/Aa2	1,595,000	1,322,510
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa1	1,815,000	1,988,441
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A/NR	1,085,000	1,183,985
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A/NR	1,135,000	1,233,302
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A/NR	1,195,000	1,283,466
Escondido USD GO, 6.10% due 11/1/2011 (Insured: Natl-Re)	BBB/Baa1	500,000	502,430
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	AA+/Aa3	735,000	814,476
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,888,405
Inland Valley Development Agency, 5.25% due 4/1/2012 (ETM)	A/NR	1,490,000	1,526,877
Inland Valley Development Agency, 4.50% due 3/1/2041 put 3/1/2016	A/NR	2,000,000	2,103,780
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,000,000	2,074,820
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AA+/NR	1,160,000	1,267,184
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AA+/NR	680,000	751,862
Los Alamitos USD GO, 0% due 9/1/2016 (School Facilities Improvement Anticipation Notes)	SP-1+/NR	2,000,000	1,793,120
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,000,000	2,224,880
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,853,954
Los Angeles COP, 5.00% due 2/1/2012 (Insured: Natl-Re)	A+/A2	1,400,000	1,420,454
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Insured: Natl-Re/ FGIC)	BBB/NR	2,990,000	3,243,103
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	A+/A1	1,000,000	1,059,810
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	2,060,000	2,393,514
Los Angeles County Schools, 5.00% due 6/1/2016 (Insured: Natl-Re)	BBB/Baa1	1,000,000	1,056,990
Los Angeles County Schools, 5.00% due 6/1/2017 (Insured: Natl-Re)	BBB/Baa1	1,010,000	1,058,642
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Pooled Financing; Insured: AMBAC)	NR/NR	2,135,000	1,211,762
[b]Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport)	AA/Aa3	2,000,000	2,332,560
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Equipment)	A+/A3	3,235,000	3,673,245
Los Angeles Solid Waste, 4.00% due 2/1/2012	AA/Aa2	850,000	860,532
Los Angeles USD COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A+/A1	1,500,000	1,653,120
Los Angeles USD COP, 5.50% due 12/1/2018 (Capital Projects)	A+/A1	2,000,000	2,277,680
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: Natl-Re)	AA-/Aa2	2,500,000	2,598,050
Merced Redevelopment Agency Tax Allocation, 5.25% due 9/1/2020	A-/NR	1,190,000	1,237,850
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa1	2,000,000	2,065,320
Mojave USD COP, 0% due 9/1/2017 (Insured: AGM)	AA+/NR	1,045,000	860,443
Mojave USD COP, 0% due 9/1/2018 (Insured: AGM)	AA+/NR	1,095,000	845,570
Monterey County COP, 5.00% due 8/1/2014 (Refinancing Project; Insured: AGM)	AA+/Aa3	2,000,000	2,181,540
Moorpark California Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	BBB/NR	1,160,000	1,175,068
Mount Diablo USD Community Facilities District, 4.60% due 8/1/2017 (Insured: AMBAC)	NR/Aa3	1,000,000	1,005,310
Northern California Power Agency, 4.00% due 7/1/2015	A/A2	500,000	544,770
Northern California Power Agency, 5.00% due 7/1/2016	A/A2	500,000	578,360
Northern California Power Agency, 5.00% due 7/1/2017	A/A2	100,000	117,112
Northern California Power Agency, 5.00% due 7/1/2018	A/A2	1,250,000	1,476,637
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	NR/NR	2,340,000	2,715,781
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: Natl-Re)	BBB/Baa1	625,000	654,956

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Orange County Public Finance Authority, 5.375% due 6/1/2015 (Juvenile Justice Center;
Insured: AMBAC)	A+/Aa3	$1,000,000	$1,039,700
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: Natl-Re/FGIC)	A+/NR	1,000,000	1,063,010
Oxnard Financing Authority Waste Water, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	A-/NR	2,115,000	2,204,211
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa3	2,000,000	1,424,560
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A+/A1	2,635,000	1,625,505
Pittsburg Redevelopment Agency Tax Allocation, 5.00% due 8/1/2020 (Los Medanos
Community Development Project; Insured: Natl-Re)	A+/Baa1	1,205,000	1,224,485
Redding Electrical Systems Revenue COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	2,500,000	2,784,100
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013 (Lease & Gas Tax)	A/NR	205,000	205,324
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,129,610
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Baa1	1,055,000	1,127,700
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,126,650
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Baa1	1,050,000	1,133,738
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Baa1	1,040,000	1,113,684
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	AA-/A1	1,000,000	1,040,590
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment
Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,085,177
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A/Baa1	1,390,000	1,439,609
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	BBB/Baa1	3,385,000	3,026,562
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble)	A+/A1	1,100,000	1,242,318
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble)	A+/A1	625,000	725,875
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/Baa1	3,000,000	3,130,470
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	210,373
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	312,738
San Bernardino County Multi-Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	NR/Aaa	3,100,000	3,124,707
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA+/Aa3	1,375,000	1,393,727
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	3,215,000	3,453,682
San Diego USD GO, 5.50% due 7/1/2020 (Election 1998; Insured: Natl-Re)	AA/Aa1	1,390,000	1,643,369
San Francisco City & County Airports Commission, 4.00% due 5/1/2013	A+/A1	500,000	522,360
San Francisco City & County Airports Commission, 5.25% due 5/1/2016 pre-refunded 5/1/2012 (Insured: Syncora)	A+/A1	1,500,000	1,573,200
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone)	AA-/Aa3	1,200,000	1,177,968
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,023,690
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA+/Aa2	5,000,000	3,619,500
San Jose Financing Authority Lease, 5.25% due 6/1/2016 (Civic Center Project; Insured: AMBAC)	AA+/Aa2	500,000	513,055
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: Natl-Re)	BBB+/ Baa1	1,000,000	1,018,230
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements)	A+/NR	2,000,000	2,144,600
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	BBB/Baa1	1,000,000	1,000,930
San Mateo Union High School District GO Unlimited, 0% due 9/1/2019 (Capital Appreciation- Election of 2000-B; Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,467,240
Santa Ana USD GO, 0% due 8/1/2020 (Election of 1999; Insured: Natl-Re/FGIC)	A+/NR	2,035,000	1,402,664
Santa Barbara County, 5.25% due 12/1/2014 (Insured: AMBAC)	AA+/Aa3	1,145,000	1,176,751
Santa Barbara County COP, 5.00% due 12/1/2017 (Insured: AMBAC)	AA+/Aa3	1,000,000	1,025,160
Santa Clara County Financing Authority, 5.00% due 5/15/2012 (Multiple Facilities)	AA/Aa2	1,000,000	1,028,660
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA/Aa2	1,000,000	1,093,400
Santa Margarita-Dana Point Authority, 7.25% due 8/1/2013 (Improvement Districts 3-3A, 4-4A; Insured: Natl-Re)	BBB/Baa1	2,000,000	2,176,640
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	360,000	367,326
Solano County COP, 5.00% due 11/15/2013	AA-/A1	1,780,000	1,905,294

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Solano County COP, 5.00% due 11/15/2016	AA-/A1	$1,000,000	$1,124,650
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,060,000	1,130,236
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	1,000,000	1,056,160
Southern California Public Power Authority, 6.75% due 7/1/2012 (Multiple Projects; Insured: AGM)	AA+/Aa3	2,315,000	2,421,120
Southern California Public Power Authority, 5.00% due 11/1/2013 (Project No. 1)	BBB/Baa1	1,000,000	1,063,090
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	450,000	499,518
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	NR/Aa3	250,000	277,583
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	2,000,000	2,318,420
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa1	1,020,000	1,058,709
Sweetwater Union High School District COP, 5.00% due 9/1/2021 (Insured: AGM)	AA+/Aa3	2,250,000	2,300,625
Tracy Area Public Facilities Financing Agency Special Tax, 5.875% due 10/1/2019 (Community Facilities District No. 87)	BBB/Baa1	590,000	594,455
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A2	500,000	556,185
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	1,690,000	1,942,604
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,260,956
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,159,820
Twin Rivers USD GO, 0% due 4/1/2014	SP-1+/NR	1,000,000	940,180
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,396,980
University of California, 4.00% due 5/15/2017 (Limited Project)	AA-/Aa2	1,250,000	1,410,600
Upper Lake Union High School District GO, 0% due 8/1/2020 (Capital Appreciation; Insured: Natl-Re)	NR/Baa1	1,050,000	658,938
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	445,000	489,273
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	A/NR	725,000	807,824
Washington USD Yolo County, 5.00% due 8/1/2021 (New High School; Insured: AMBAC)	A/NR	910,000	965,264
West Contra Costa USD GO, 3.00% due 8/1/2012 (Insured: AGM)	AA+/Aa3	750,000	763,673
West Contra Costa USD GO, 4.00% due 8/1/2013 (Insured: AGM)	AA+/Aa3	500,000	524,810
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	NR/NR	540,000	540,799

TOTAL INVESTMENTS — 96.64% (Cost $270,257,307)			$280,743,017
OTHER ASSETS LESS LIABILITIES — 3.36%			9,756,729

NET ASSETS — 100.00%			$290,499,746

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs
USD	Unified School District

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2011

ASSETS
Investments at value (cost $270,257,307) (Note 2)	$280,743,017
Cash	8,437,690
Receivable for fund shares sold	1,064,197
Interest receivable	3,203,287
Prepaid expenses and other assets	454

Total Assets	293,448,645

LIABILITIES
Payable for investments purchased	2,240,560
Payable for fund shares redeemed	260,332
Payable to investment advisor and other affiliates (Note 3)	184,515
Accounts payable and accrued expenses	49,073
Dividends payable	214,419

Total Liabilities	2,948,899

NET ASSETS	$290,499,746

NET ASSETS CONSIST OF:
Undistributed net investment income	$88
Net unrealized appreciation on investments	10,485,710
Net capital paid in on shares of beneficial interest	280,013,948

$290,499,746

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($123,909,679 applicable to 9,241,241 shares of beneficial interest outstanding - Note 4)	$13.41
Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.61

Class C Shares:
Net asset value and offering price per share * ($45,897,142 applicable to 3,420,095 shares of beneficial interest outstanding - Note 4)	$13.42

Class I Shares:
Net asset value, offering and redemption price per share ($120,692,925 applicable to 8,992,647 shares of beneficial interest outstanding - Note 4)	$13.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,140,023)	$9,399,085

EXPENSES:
Investment advisory fees (Note 3)	1,282,672
Administration fees (Note 3)
Class A Shares	148,736
Class C Shares	52,823
Class I Shares	47,644
Distribution and service fees (Note 3)
Class A Shares	297,471
Class C Shares	210,461
Transfer agent fees
Class A Shares	32,817
Class C Shares	18,778
Class I Shares	20,493
Registration and filing fees
Class A Shares	39
Class C Shares	38
Class I Shares	39
Custodian fees (Note 3)	69,166
Professional fees	26,426
Accounting fees	9,743
Trustee fees	5,853
Other expenses	26,544

Total Expenses	2,249,743
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,580)
Fees paid indirectly (Note 3)	(1,544)

Net Expenses	2,246,619

Net Investment Income	7,152,466

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	230,108
Net change in unrealized appreciation (depreciation) on investments	752,244

Net Realized and Unrealized Gain	982,352

Net Increase in Net Assets Resulting from Operations	$8,134,818

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,152,466	$5,633,467
Net realized gain (loss) on investments	230,108	68,938
Net unrealized appreciation (depreciation) on investments	752,244	4,863,894

Net Increase (Decrease) in Net Assets Resulting from Operations	8,134,818	10,566,299

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,228,051)	(2,846,029)
Class C Shares	(1,034,416)	(895,557)
Class I Shares	(2,889,999)	(1,891,881)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,719,932	32,843,700
Class C Shares	3,784,147	15,149,787
Class I Shares	41,213,163	36,228,843

Net Increase in Net Assets	54,699,594	89,155,162

NET ASSETS:
Beginning of Year	235,800,152	146,644,990

End of Year	$290,499,746	$235,800,152

Undistributed net investment income	$88	$—

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$280,743,017	$—	$280,743,017	$—

Total Investments in Securities	$280,743,017	$—	$280,743,017	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $1,580 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $2,443 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,738 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $1,544.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,623,333	$34,563,347	3,682,819	$48,257,610
Shares issued to shareholders in reinvestment of dividends	155,786	2,053,355	120,579	1,584,678
Shares repurchased	(2,115,963)	(27,896,770)	(1,296,692)	(16,998,588)

Net increase (decrease)	663,156	$8,719,932	2,506,706	$32,843,700

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	995,972	$13,168,906	1,487,118	$19,552,458
Shares issued to shareholders in reinvestment of dividends	51,658	681,227	45,232	595,327
Shares repurchased	(765,757)	(10,065,986)	(379,476)	(4,997,998)

Net increase (decrease)	281,873	$3,784,147	1,152,874	$15,149,787

Class I Shares
Shares sold	5,116,896	$67,639,490	3,723,169	$49,022,751
Shares issued to shareholders in reinvestment of dividends	119,897	1,582,985	80,780	1,063,454
Shares repurchased	(2,136,868)	(28,009,312)	(1,055,277)	(13,857,362)

Net increase (decrease)	3,099,925	$41,213,163	2,748,672	$36,228,843

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $96,268,933 and $32,322,291, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$270,257,307

Gross unrealized appreciation on a tax basis	$10,857,740
Gross unrealized depreciation on a tax basis	(372,030)

Net unrealized appreciation (depreciation) on investments (tax basis)	$10,485,710

At September 30, 2011, the Fund did not have any undistributed net ordinary income, or undistributed capital gains.

The Fund utilized $207,914 of capital loss carryforwards for the year ended September 30, 2011 and has no remaining capital loss carryforwards to offset future capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $88, decreased accumulated net realized gains by $6,616 and increased net capital paid in on shares of beneficial interest by $6,528. This reclassification has no impact on the net asset value of the Fund. This reclassification resulted primarily from undistributed taxable income and non-deductible taxes paid.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$7,145,306	$5,626,927
Ordinary income	7,160	6,540

Total Distributions	$7,152,466	$5,633,467

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71	0.96	0.96	0.96	2.98	13.33	$123,910
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94	0.97	0.97	0.97	5.29	13.69	$114,813
2009(b)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48	0.98	0.98	0.99	8.50	44.06	$79,455
2008(b)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32	1.00	0.98	1.00	1.42	34.88	$66,023
2007(b)	$12.77	0.43	(0.04)	0.39	(0.43)	—	(0.43)	$12.73	3.37	0.99	0.99	1.01	3.10	22.71	$67,183
Class C Shares
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45	1.22	1.22	1.22	2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67	1.23	1.23	1.74	5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23	1.24	1.24	1.76	8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06	1.26	1.24	1.78	1.16	34.88	$15,963
2007	$12.78	0.40	(0.04)	0.36	(0.40)	—	(0.40)	$12.74	3.13	1.24	1.23	1.79	2.85	22.71	$14,449
Class I Shares
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03	0.63	0.62	0.63	3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27	0.63	0.63	0.63	5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81	0.65	0.65	0.65	8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66	0.65	0.63	0.65	1.77	34.88	$41,814
2007	$12.78	0.47	(0.04)	0.43	(0.47)	—	(0.47)	$12.74	3.71	0.66	0.65	0.68	3.44	22.71	$31,918

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,051.10	$4.91
Hypothetical*	$1,000.00	$1,020.28	$4.84
Class C Shares
Actual	$1,000.00	$1,049.60	$6.27
Hypothetical*	$1,000.00	$1,018.95	$6.18
Class I Shares
Actual	$1,000.00	$1,052.70	$3.23
Hypothetical*	$1,000.00	$1,021.92	$3.18

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.22%; I: 0.63%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund versus Barclays Capital Five Year Municipal Bond Index and Consumer Price Index (February 19, 1987 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	1.46%	3.92%	3.33%	4.71%
C Shares (Incep: 9/1/94)	2.13%	3.96%	3.21%	3.71%
I Shares (Incep: 4/1/97)	3.24%	4.58%	3.83%	4.25%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Fund of $7,145,306 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business,

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

market and economic conditions, (iii), measures of the Fund’s investment performance over different periods of time relative to two categories of California municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and comparative performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in nine of the preceding ten years. Noted quantitative data further showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell at or within the top decile of the second category for the same periods. Measures of portfolio volatility, risk and return considered by the Trustees demonstrated that the Fund’s performance relative to these measures had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of municipal debt mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for one fund group and slightly higher than the median and average levels for the second group, and that the overall expense ratio for the Fund was somewhat higher than the median expense ratios for both groups and slightly higher than the average ratios for both groups. The Trustees did not identify these differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2011 (Unaudited)

variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    35

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    39

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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TH859

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

This page is not part of the Annual Report.    3

Important Information,

Continued

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4    This page is not part of the Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from June 18, 1991 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	2.93%	6.30%	4.31%	3.98%	4.95%
With sales charge	0.88%	5.58%	3.89%	3.77%	4.85%

30-DAY YIELDS, A SHARES

As of September 30, 2011

Annualized Distribution Yield	SEC Yield
2.97%	1.64%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	124

Effective Duration	5.3 Yrs

Average Maturity	9.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

This page is not part of the Annual Report.    5

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 6 cents to $13.72 per share for the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 43.5 cents per share. If you reinvested your dividends, you received 44.2 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 2.93% at NAV over the fiscal year ended September 30, 2011, compared to 4.91% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer duration than the Thornburg New Mexico Intermediate Municipal Fund. Duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer durations will also incur greater price depreciation (losses).

New Mexico Fiscal Conditions

New Mexico has remained in relatively healthy condition over the last several years of national economic weakness, though state revenues remain pressured. A broad recovery, anchored by high oil and gas prices, has slowly assisted state and local governments to regain their footing. The general fund is projected to collect $5.4 billion in fiscal year 2011-2012, just slightly higher than in the prior year. Ending balances in the general fund were a respectable 5.2% last year and are budgeted to finish this fiscal year at 5.0%. According to the Rockefeller Institute, New Mexico reported revenue growth of 7.5% in the second quarter of 2011, reflecting improvements in both personal income tax and sales tax revenue. Major local governments, such as the cities of Albuquerque, Santa Fe, Rio Rancho, and Las Cruces, are also in satisfactory fiscal shape.

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation. As we close this fiscal year, the Fed has announced another extraordinary measure known as “Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June 2012, $400 billion of Treasury securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten, reducing the yield difference between long-term and short-term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the

Certified Annual Report    7

Letter to Shareholders,

Continued

yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38% on September 1, 2011 (30-year Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets.” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011, slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes, remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases of loans to businesses may be laying the groundwork for a more robust expansion.

CHART I: BofA MERRILL LYNCH 3–15 YEAR MUNICIPAL INDEX

Periodic Returns During the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past performance does not guarantee future results.

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and services will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in

8    Certified Annual Report

November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low, but so to do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6-12 months, we believe the Fed will keep short-term interest rates low, but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. Needless to say, these estimates were overly dramatic but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch 3-15 Year Municipal Index for the 12 months ended September 30, 2011.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in maturities shorter than 10 years. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a slower rate.

The major drivers of returns for the fiscal year have been duration (longer is better than shorter as rates declined) and yield curve exposure (allocation of assets to mid-range maturities versus shorter and longer maturities is better). The discipline of the laddered portfolio structure

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

Certified Annual Report     9

Letter to Shareholders,

Continued

seeks to ensure that investors benefit from these opportunities.

Conclusion

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of 124 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well. As you saw in Chart II on the previous page, yields in the shorter segment of the 1– 20 year maturity range of the market decreased more than any other segment. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance.

CHART III: % OF PORTFOLIO MATURING

As of 9/30/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. In closing, we would like to thank you for the trust you have placed with us. We will continue to keep that foremost in our minds as we go forward into a new year.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A/A1	$4,000,000	$4,281,160
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,554,748
Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,480,780
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	1,000,000	1,040,680
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A1	2,140,000	2,219,287
Bernalillo County GRT, 5.25% due 10/1/2012	AAA/Aa2	1,000,000	1,049,270
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: Natl-Re)	AAA/Aa2	3,000,000	3,464,250
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	AAA/Aa2	3,170,000	3,924,809
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	AAA/Aa2	1,275,000	1,586,125
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	AAA/Aa2	3,850,000	4,778,543
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AAA/Aa1	1,760,000	2,085,318
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AAA/Aa1	1,000,000	1,181,980
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AAA/Aa1	1,420,000	1,588,682
Colfax County GRT, 5.00% due 9/1/2019	A-/NR	845,000	935,863
Colfax County GRT, 5.50% due 9/1/2029	A-/NR	2,510,000	2,705,027
Dona Ana County Pilot Revenue, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A-/NR	460,000	507,996
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,154,832
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	600,199
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	674,528
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	3,002,975
Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa2	4,000,000	4,095,880
Farmington PCR, 4.00% due 6/1/2032 put 8/1/2012 (El Paso Electric Co.; Insured: Natl-Re/FGIC)	BBB/NR	2,000,000	2,037,180
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: AGM)	AA+/Aa3	6,095,000	6,118,649
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	A/A3	3,345,000	3,431,368
[a]Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/A3	2,110,000	2,208,073
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/A3	3,540,000	3,736,364
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa1	1,565,000	1,771,298
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa1	1,655,000	1,862,504
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa1	1,745,000	1,949,287
Guam Government Ltd. Obligation, 5.375% due 12/1/2024	BBB-/NR	2,000,000	2,054,780
Las Cruces Shared GRT, 5.00% due 6/1/2021	NR/Aa3	730,000	860,400
Las Cruces Shared GRT, 5.00% due 6/1/2022	NR/Aa3	765,000	891,608
Las Cruces Shared GRT, 5.00% due 6/1/2023	NR/Aa3	800,000	922,696
Las Cruces Shared GRT, 5.00% due 6/1/2024	NR/Aa3	840,000	960,137
Las Cruces Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,000,000	2,175,760
Las Cruces Shared GRT, 5.00% due 6/1/2037	NR/Aa3	5,000,000	5,347,850
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	AA+/Aa3	1,000,000	1,201,560
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	AA+/Aa3	1,000,000	1,159,590
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	AA+/Aa3	3,000,000	3,472,590
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	AA+/Aa3	1,000,000	1,148,900

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AA+/Aa3	$1,265,000	$1,362,822
Los Ranchos De Albuquerque Educational Facilities, 4.50% due 9/1/2040 (Albuquerque Academy)	AA-/NR	3,000,000	3,017,430
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Insured: Fitch) (AMT)	NR/Aaa	2,000,000	2,163,600
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019	AAA/Aaa	1,000,000	1,171,570
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022	AAA/Aaa	3,000,000	3,417,630
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	NR/Aa2	2,280,000	2,452,414
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: Natl-Re)	AAA/Aa1	2,660,000	2,851,786
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	AAA/Aa1	1,000,000	1,115,600
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	NR/Aa2	2,360,000	2,690,825
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	NR/Aa2	2,915,000	3,245,328
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: Natl-Re)	NR/Aa2	1,215,000	1,355,916
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	AAA/Aa1	365,000	408,249
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: Natl-Re)	AA/Aa2	1,300,000	1,453,790
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: Natl-Re)	AA/Aa2	7,000,000	7,722,610
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,980,106
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,144,570
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,356,315
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA-/Aa3	6,000,000	6,842,040
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,153,740
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA-/Aa3	3,000,000	3,072,060
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	905,000	836,537
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2015	A+/A1	490,000	547,869
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2020	A+/A1	590,000	668,081
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2023	A+/A1	685,000	749,089
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2024	A+/A1	525,000	567,021
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2025	A+/A1	505,000	541,203
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,577,940
New Mexico Institute of Mining & Technology, 5.00% due 7/1/2031	A+/A1	1,700,000	1,754,179
New Mexico MFA MFR, 1.75% due 9/1/2012 (Villa Alegre; Insured: FHA)	AA+/NR	675,000	680,771
New Mexico MFA MFR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,442,994
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,010,000	1,057,824
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,350,000	1,375,528
[b]New Mexico MFA SFMR, 4.625% due 3/1/2028 (Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	2,000,000	2,095,660
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	2,205,000	2,278,934
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	1,210,000	1,263,385
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	915,000	964,886
New Mexico Severance Tax, 4.00% due 7/1/2016 pre-refunded 7/1/2012	AA/Aa1	500,000	514,245
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AA+/Aa2	1,000,000	1,067,830
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: Natl-Re/FGIC)	AA-/Aa2	955,000	1,052,544
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA-/Aa2	555,000	627,661
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,078,460
Rio Rancho Public School District GO, 3.00% due 8/1/2012 (State Aid Withholding)	NR/Aa1	1,240,000	1,267,602
Rio Rancho Public School District GO, 4.00% due 8/1/2013 (State Aid Withholding)	NR/Aa1	1,210,000	1,286,835
Rio Rancho Public School District GO, 4.00% due 8/1/2014 (State Aid Withholding)	NR/Aa1	1,715,000	1,871,717
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	NR/Aa3	400,000	413,960
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	NR/Aa3	1,725,000	1,764,002

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/Aa3	$1,225,000	$1,348,664
Sandoval County Incentive Payment, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	815,000	841,854
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,872,125
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,420,000	1,494,436
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,389,121
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	771,000	771,825
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,836,119
Santa Fe County, 5.625% due 5/15/2025 (El Castillo Retirement)	BBB-/NR	1,250,000	1,201,075
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	820,000	817,032
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	960,000	913,622
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	939,576
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AA+/Aa3	1,000,000	1,113,870
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AA+/Aa3	1,520,000	1,826,022
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa1	1,400,000	1,543,318
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa1	1,535,000	1,680,380
Santa Fe GRT, 5.25% due 6/1/2014 pre-refunded 6/1/2012 (Insured: AMBAC)	AA+/Aa3	1,025,000	1,059,542
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/A3	1,500,000	1,566,630
University of New Mexico, 5.25% due 6/1/2013	AA/Aa2	665,000	685,821
University of New Mexico, 5.25% due 6/1/2014	AA/Aa2	335,000	345,258
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	AA/Aa2	1,590,000	1,821,234
University of New Mexico, 5.25% due 6/1/2015	AA/Aa2	1,195,000	1,278,387
University of New Mexico, 5.25% due 6/1/2016	AA/Aa2	645,000	663,821
University of New Mexico, 5.25% due 6/1/2017	AA/Aa2	1,730,000	1,780,481
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,825,000	1,875,516
University of New Mexico, 5.25% due 6/1/2018	AA/Aa2	1,200,000	1,283,736
University of New Mexico, 5.25% due 6/1/2021	AA/Aa2	1,000,000	1,026,450
University of New Mexico, 6.00% due 6/1/2021	AA/Aa2	610,000	732,366
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2016 (Insured: AGM/FHA)	AA+/Aa3	2,920,000	3,162,389
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2017 (Insured: AGM/FHA)	AA+/Aa3	2,000,000	2,158,180
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2018 (Insured: AGM/FHA)	AA+/Aa3	2,000,000	2,143,180
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2019 (Insured: AGM/FHA)	AA+/Aa3	3,000,000	3,188,310
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2019 (Insured: AGM/FHA)	AA+/Aa3	3,000,000	3,183,390
University of New Mexico Hospital Mtg Bonds, 5.00% due 1/1/2020 (Insured: AGM/FHA)	AA+/Aa3	2,310,000	2,438,621
University of New Mexico Hospital Mtg Bonds, 5.00% due 7/1/2020 (Insured: AGM/FHA)	AA+/Aa3	500,000	527,090
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	1,987,640
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,672,925
Virgin Islands Water & Power Authority Electric System, 5.00% due 7/1/2025	BBB-/Baa3	990,000	1,006,741
Virgin Islands Water & Power Authority Electric System, 5.00% due 7/1/2026	BBB-/Baa3	1,090,000	1,101,859

TOTAL INVESTMENTS — 92.33% (Cost $218,686,243)			$231,827,290
OTHER ASSETS LESS LIABILITIES — 7.67%			19,254,046

NET ASSETS — 100.00%			$251,081,336

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

ASSETS
Investments at value (cost $218,686,243) (Note 2)	$231,827,290
Cash	18,331,298
Receivable for investments sold	120,979
Receivable for fund shares sold	352,476
Interest receivable	3,153,983
Prepaid expenses and other assets	1,155

Total Assets	253,787,181

LIABILITIES
Payable for investments purchased	2,106,460
Payable for fund shares redeemed	251,504
Payable to investment advisor and other affiliates (Note 3)	172,372
Accounts payable and accrued expenses	48,761
Dividends payable	126,748

Total Liabilities	2,705,845

NET ASSETS	$251,081,336

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,824)
Net unrealized appreciation on investments	13,141,047
Accumulated net realized gain (loss)	193,790
Net capital paid in on shares of beneficial interest	237,772,323

$251,081,336

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($185,208,454 applicable to 13,502,325 shares of beneficial interest outstanding - Note 4)	$13.72
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.00

Class D Shares:
Net asset value, offering and redemption price per share ($24,228,423 applicable to 1,765,546 shares of beneficial interest outstanding - Note 4)	$13.72

Class I Shares:
Net asset value, offering and redemption price per share ($41,644,459 applicable to 3,037,551 shares of beneficial interest outstanding - Note 4)	$13.71

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,212,955)	$10,023,220

EXPENSES:
Investment advisory fees (Note 3)	1,196,476
Administration fees (Note 3)
Class A Shares	234,802
Class D Shares	28,889
Class I Shares	14,171
Distribution and service fees (Note 3)
Class A Shares	469,604
Class D Shares	113,993
Transfer agent fees
Class A Shares	53,353
Class D Shares	10,730
Class I Shares	3,182
Registration and filing fees
Class A Shares	528
Class D Shares	525
Class I Shares	526
Custodian fees (Note 3)	62,135
Professional fees	26,067
Accounting fees	9,067
Trustee fees	5,762
Other expenses	22,971

Total Expenses	2,252,781
Less:
Expenses reimbursed by investment advisor (Note 3)	(789)
Fees paid indirectly (Note 3)	(3,009)

Net Expenses	2,248,983

Net Investment Income	7,774,237

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	421,555
Net change in unrealized appreciation (depreciation) on investments	(1,832,064)

Net Realized and Unrealized Loss	(1,410,509)

Net Increase in Net Assets Resulting from Operations	$6,363,728

See notes to financial statements.

16    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,774,237	$7,701,095
Net realized gain (loss) on investments	421,555	290,642
Net unrealized appreciation (depreciation) on investments	(1,832,064)	2,643,615

Net Increase (Decrease) in Net Assets Resulting from Operations	6,363,728	10,635,352

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,076,310)	(6,116,479)
Class D Shares	(687,399)	(587,742)
Class I Shares	(1,010,528)	(996,874)
From realized gains
Class A Shares	(168,225)	—
Class D Shares	(20,580)	—
Class I Shares	(22,438)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(16,253,032)	12,659,410
Class D Shares	322,750	6,475,741
Class I Shares	14,724,089	(909,152)

Net Increase (Decrease) in Net Assets	(2,827,945)	21,160,256

NET ASSETS:
Beginning of Year	253,909,281	232,749,025

End of Year	$251,081,336	$253,909,281

See notes to financial statements.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class D, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$231,827,290	$—	$231,827,290	$—

Total Investments in Securities	$231,827,290	$—	$231,827,290	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $789 for Class D Shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $1,941 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $3,009.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,168,293	$15,776,655	2,128,410	$28,865,038
Shares issued to shareholders in reinvestment of dividends	330,856	4,448,456	279,226	3,785,910
Shares repurchased	(2,720,968)	(36,478,143)	(1,475,832)	(19,991,538)

Net increase (decrease)	(1,221,819)	$(16,253,032)	931,804	$12,659,410

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class D Shares
Shares sold	452,641	$6,130,011	695,376	$9,431,570
Shares issued to shareholders in reinvestment of dividends	45,105	606,858	33,430	453,643
Shares repurchased	(478,285)	(6,414,119)	(251,759)	(3,409,472)

Net increase (decrease)	19,461	$322,750	477,047	$6,475,741

Class I Shares
Shares sold	1,123,761	$15,329,793	857,456	$11,590,412
Shares issued to shareholders in reinvestment of dividends	59,248	797,322	53,486	724,088
Shares repurchased	(103,888)	(1,403,026)	(972,175)	(13,223,652)

Net increase (decrease)	1,079,121	$14,724,089	(61,233)	$(909,152)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $24,631,131 and $39,467,260, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$218,686,243

Gross unrealized appreciation on a tax basis	$13,374,783
Gross unrealized depreciation on a tax basis	(233,736)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,141,047

Distributable ordinary income	$55,740
Distributable capital gains (tax basis)	$138,050

The Fund utilized $16,522 of capital loss carryforwards for the year ended September 30, 2011, and has no remaining capital loss carryforwards to offset against future capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$7,767,483	$7,695,324
Ordinary income	6,754	5,771
Capital gains	211,243	—

Total Distributions	$7,985,480	$7,701,095

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

22    Certified Annual Report

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Certified Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23		0.96		0.96		0.96		2.93		10.64	$185,208
2010(b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19		0.96		0.96		0.96		4.38		7.70	$202,870
2009(b)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62		0.96		0.96		0.96		11.79		14.12	$187,940
2008(b)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56		0.97		0.95		0.97		—	(c)	13.48	$163,928
2007(b)	$13.20	0.47	(0.10)	0.37	(0.47)	—	(0.47)	$13.10	3.55		0.98		0.97		0.98		2.82		17.38	$169,130
Class D Shares
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97		1.22		1.21		1.22		2.66		10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92		1.22		1.22		1.71		4.11		7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35		1.23		1.23		1.73		11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29		1.24		1.22		1.74		(0.35)		13.48	$15,525
2007	$13.21	0.43	(0.10)	0.33	(0.43)	—	(0.43)	$13.11	3.30		1.23		1.23		1.77		2.57		17.38	$13,524
Class I Shares
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57		0.62		0.61		0.62		3.28		10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53		0.61		0.61		0.61		4.74		7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96		0.62		0.62		0.62		12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90		0.63		0.61		0.63		0.26		13.48	$23,728
2007(d)	$13.10	0.34	—	0.34	(0.34)	—	(0.34)	$13.10	3.95	(e)	0.63	(e)	0.62	(e)	0.63	(e)	2.64		17.38	$19,427

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total return figure was less than 0.01%.
(d)	Effective date of this class of shares was February 1, 2007.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report	Certified Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

26    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,053.80	$4.93
Hypothetical*	$1,000.00	$1,020.26	$4.85
Class D Shares
Actual	$1,000.00	$1,052.50	$6.21
Hypothetical*	$1,000.00	$1,019.02	$6.11
Class I Shares
Actual	$1,000.00	$1,055.60	$3.19
Hypothetical*	$1,000.00	$1,021.97	$3.14

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.21%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    27

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (June 18, 1991 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	0.88%	3.89%	3.77%	4.85%
D Shares (Incep: 6/1/99)	2.66%	4.02%	3.70%	3.82%
I Shares (Incep: 2/1/07)	3.28%	—	—	4.88%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. For Class D shares and Class I shares there is no sales charge and no contingent deferred sales charge (CDSC).

28    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

Certified Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

30    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    31

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Fund of $7,767,483 (or the maximum allowed) are tax exempt dividends and $211,243 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan for the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business,

32    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk, and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive investment returns in accordance with expectations in all years, that the Fund’s return for the most recent calendar year had been comparable to the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in a majority of the preceding ten calendar years. Other noted quantitative data showed that the Fund’s investment returns fell at or near the midpoint of performance for the first fund category for the one-year and three-year periods ended with the second quarter of the current year and within the top quartile in the five-year period, and that the Fund’s investment returns fell at or near the midpoint of performance for the second fund category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of fixed income mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for one fund group and slightly higher than the median and average fee levels for the second group, and that the overall expense ratio of the Fund was slightly higher than the median expense ratios and comparable to the average ratios for both mutual fund groups. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the differences in the circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund

Certified Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2011 (Unaudited)

and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    35

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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Important Information

The information presented on the following pages is current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Build America Bonds (BAB) – Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds (BABs) were introduced in 2009 as part of President Obama’s American Recovery and Reinvestment Act to create jobs and stimulate the economy. BABs attempt to achieve this by lowering the cost of borrowing for state and local governments in financing new projects.

Consumer Price Index (CPI) – An index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

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Important Information, Continued

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

M2 – The amount of money in circulation in notes and coin plus non-interest-bearing bank deposits, building-society deposits, and National Savings accounts.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

4    This page is not part of the Annual Report.

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00% . The total annual operating expenses of Class A shares are 1.07% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 0.99% .

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from September 5, 1997 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	4.20%	6.49%	4.50%	3.87%	4.37%
With sales charge	2.13%	5.78%	4.08%	3.66%	4.22%

30-DAY YIELDS, A SHARES

As of September 30, 2011

Annualized Distribution Yield	SEC Yield
3.10%	1.72%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.52% and the Annualized Distribution Yield would have been 2.90%.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	49
Effective Duration	5.5 Yrs
Average Maturity	8.8 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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Thornburg New York Intermediate Municipal Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Christopher Ihlefeld Co-Portfolio Manager Christopher Ryon, CFA Co-Portfolio Manager Josh Gonze Co-Portfolio Manager

October 14, 2011

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 11 cents to $12.93 per share for the fiscal year ended September 30, 2011. If you were with us for the entire period, you received dividends of 41.0 cents per share. If you reinvested your dividends, you received 41.7 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund produced a total return of 4.20% at NAV over the fiscal year ended September 30, 2011, compared to 4.91% for the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index. The main contributor to the difference in performance is that the BofA Merrill Lynch 7–12 Year U.S. Municipal Securities Index has a longer duration than the Thornburg New York Intermediate Municipal Fund. Duration is a measure of a fund’s price sensitivity to changes in interest rates. As interest rates decline, funds with longer durations will enjoy greater price appreciation and additional income. As interest rates increase, funds with longer durations will also incur greater price depreciation (losses).

New York Fiscal Conditions

When New York Governor Andrew Cuomo took office in November 2010, he faced a legislature plagued by corruption and a history of late budgets. He quickly achieved an on-time budget and placed a cap on local property tax rates. The 2011–2012 budget calls for $132.5 billion in spending, which is notable as it represents a reduction in spending. Since that date, the state’s revenue has grown considerably, as data from the Rockefeller Institute show a 21% jump in tax revenue in the second quarter of 2011, compared with the same quarter of the prior year. The state also claims to have fully funded state pension plans. However, the state continues to struggle with high unemployment and layoffs in the critical financial sector.

The Economy and the Federal Reserve (the Fed)

As we started the fiscal year, beginning October 2010, the Federal Reserve Board announced a new wrinkle to its already accommodative stance toward monetary policy. “Quantitative Easing” is a policy of buying bonds and other assets to boost demand and fight off deflation. As we close this fiscal year, the Fed has announced another extraordinary measure known as “Operation Twist.” This policy enhancement calls for the Fed to purchase, by the end of June 2012, $400 billion of Treasury securities with remaining maturities from 6 to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This is intended to cause the yield curve (a representation of the prevailing yields of Treasury securities by maturity) to flatten; reducing the yield difference between long-term and short-term Treasury securities. A typical measure of this phenomenon is the difference between the yield of a 10-year Treasury security and the yield of a 30-year Treasury security. The difference in yield between these two securities was 1.38%

Certified Annual Report    7

Letter to Shareholders,

Continued

on September 1, 2011 (30-year Treasury securities yielded 1.38% more than 10-year Treasury securities). The formal announcement of the Fed’s new policy directive was on September 21, 2011, and by September 30, 2011, the difference had narrowed to 1.02%. The above change in the relationship between 10-year and 30-year Treasury securities means that longer maturity Treasury securities outperformed shorter maturity Treasury securities.

The Federal Open Market Committee, in its September 21, 2011 release, stated that “economic growth remains slow” and that there are “significant downside risks to the economic outlook, including strains in global financial markets.” These concerns explain why Treasury yields are lower by 0.17% to 1.59% since March 31, 2011. Longer maturity Treasury securities have decreased in yield more than shorter maturity Treasury securities. The “strains in the global financial markets,” have led the Treasury market to experience a “flight to quality” in spite of a downgrade to AA+ by Standard and Poor’s on August 5, 2011. As one of our colleagues has stated, “the world views Treasury securities as the best house in a bad neighborhood.”

We share the Fed’s view that “economic growth remains low,” but there are some reasons for hope. June 2011 gross domestic product (GDP), a measure of a country’s overall economic output, recorded a 1.3% increase, higher than the 0.4% increase recorded in March of 2011. Capacity utilization, a measure of an economy’s usage of its productive resources, was running at 77.4% for the month ended August 31, 2011, slightly higher than the 75.7% recorded on September 30, 2011. Money supply as measured by M2, a broad measure of money and money substitutes, remains elevated. The velocity of M2, a measure of the rate at which money in circulation is used in transactions, continues to decline. Typically rising money supply is viewed as an inflationary threat, as long as velocity remains constant or increases. The combination of rising money supply and decreasing velocity is not inflationary. The one significant difference between this fiscal year end and last fiscal year end is that commercial and industrial loans and leases (loans to corporations, commercial enterprises, and joint ventures) have begun to increase, from a very low base. These loans have increased 7.98% over the 12 months ended September 30, 2011 versus a 10.57% decline for the 12 months ended September 30, 2010. These increases of loans to businesses may be laying the groundwork for a more robust expansion.

CHART I: BofA MERRILL LYNCH 3–15 YEAR MUNICIPAL INDEX

Periodic Returns During the Period from 9/30/2010 through 9/30/2011

Source: Bloomberg

Past Performance does not guarantee future results.

The employment picture is still a major concern; with so many Americans either unemployed or underemployed, it’s hard to fathom where demand for goods and services will come from. The unemployment rate is 9.1%, lower than the 9.8% registered in

8    Certified Annual Report

November 2010. In the 12 months ended September 2011, 1.49 million jobs have been created versus the 118,000 lost in the prior 12 months.

The economic picture is not as bleak as some in the media would paint it. The risks of a double-dip recession seem low, but so to do the probabilities of a robust recovery. Our outlook for interest rates is much the same as it was last year with one exception; over the next 6–12 months, we believe the Fed will keep short-term interest rates low, but long-term interest rates have and may continue to benefit from Operation Twist. Investors should ready themselves for increased periods of volatility as some of the exogenous forces impacting the United States play themselves out.

The Municipal Market

The calendar year began with various predictions of numerous defaults in the municipal bond market; the term “hundreds of billions of dollars” was used. For the nine months ended September 30, 2011, the municipal bond market experienced $1.1 billion in defaults, a relatively small amount. This means, if one uses $200 billion as the low end of the estimate, we have only $198.9 billion to go by December 31, 2011 for these dire predictions to be achieved. Needless to say, these estimates were overly dramatic but they did add to the volatility of returns experienced throughout fiscal 2011. Chart I shows the volatility of returns generated by the BofA Merrill Lynch 3–15 Year Municipal Index for the 12 months ended September 30, 2011.

Most, if not all, of the other predictions of doom proved equally false. Supply of new issue municipal bonds did not expand as the Build America Bond program expired on December 31, 2010. In fact, the supply of newly issued municipal debt is down 35% through September 30, 2011 versus the same period in 2010. On the credit side, the revenue picture for state and local governments is improving. Revenues are increasing, although they are still below peak levels. Also expenditures are being cut. One example of this is that state and local employment payrolls have been cut by in excess of 500,000 jobs nationwide since August 2008.

CHART II: CHANGES IN AAA GENERAL OBLIGATION BOND YIELDS

9/30/2010 through 9/30/2011

Source: Standard and Poor’s 09/30/2011

Past performance does not guarantee future results.

Chart II illustrates how yields have changed over the last 12 months. The largest declines occurred in the maturities shorter than 10 years. The general level of municipal bond yields appear to be moving in sympathy with the yields on Treasury securities, albeit at a different pace.

The major drivers of returns for the fiscal year have been duration (longer is better than shorter as rates declined) and yield curve exposure (allocation of assets to mid-range maturities versus shorter and longer maturities is better). The discipline of the laddered portfolio

Certified Annual Report    9

Letter to Shareholders,

Continued

structure seeks to ensure that investors benefit from these opportunities.

CHART III: % OF PORTFOLIO MATURING

As of 9/30/11. Percentages vary over time.

Data may not add up to 100% due to rounding.

Conclusion

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 49 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering short and intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder reduce interest-rate risk and dampen the Fund’s price volatility. Second, laddering reduces reinvestment risk by giving the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. Chart III describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. The Fund’s adherence to the discipline of the laddered structure served investors well. As you saw in Chart II on the previous page, yields in the shorter segment of the 1– 20 year maturity range of the market decreased more than any other segment. By keeping with the discipline of the Fund’s laddered structure, we were able to capture a significant portion of that performance.

We plan to continue to search for opportunities in the municipal market, using our fundamental, bottom-up approach to portfolio management, and the discipline of the laddered structure. In closing, we would like to thank you for the trust you have placed with us. We will continue to keep that foremost in our minds as we go forward into a new year.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2011

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility- Student Housing; Insured: AGM)	AA+/Aa3	$1,000,000	$1,131,230
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	465,000	472,570
Babylon New York GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	465,000	517,326
Brookhaven IDA Civic Facility Revenue, 4.25% due 11/1/2037 put 11/1/2011 (LOC: North Fork Bank)	BBB+/NR	1,745,000	1,747,129
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,167,276
Erie County IDA School Facilities Revenue, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,110,050
Guam Government Ltd. Obligation, 5.375% due 12/1/2024	BBB-/NR	1,000,000	1,027,390
Long Island Power Authority, 5.25% due 9/1/2029	NR/A3	645,000	725,309
Nassau County IDA, 4.75% due 3/1/2026 (NY Institute of Technology)	BBB+/NR	1,000,000	1,030,050
New York City GO, 0.10% due 8/1/2015 put 10/3/2011 (Subseries E5; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	700,000	700,000
New York City GO, 5.00% due 8/1/2025	AA/Aa2	400,000	437,300
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2025	A+/Aa3	1,000,000	1,082,360
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,186,040
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (Insured: Natl-Re) (ETM)	AAA/A2	1,000,000	1,040,100
New York City Transitional Finance Authority, 5.25% due 8/1/2016 pre-refunded 8/1/2012 (Insured: AMBAC)	AA+/Aaa	135,000	140,658
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (State Aid Withholding)	AA-/Aa3	1,000,000	1,143,940
New York City Transitional Finance Authority, 5.00% due 11/1/2020	AAA/Aaa	1,000,000	1,137,610
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	NR/A1	1,000,000	1,103,780
New York Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA+/Aa3	500,000	541,575
New York Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM)(State Aid Withholding)	AA+/Aa3	1,000,000	1,107,930
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,126,510
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	693,138
New York Dormitory Authority, 5.00% due 10/1/2018 (School District Revenue; Insured: AGM)	AA+/Aa3	1,000,000	1,148,060
New York Dormitory Authority, 5.50% due 7/1/2019 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,400,000	1,469,804
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	NR/Aa1	845,000	852,597
New York Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc.)	NR/Aa3	1,175,000	1,342,520
New York Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A-/A3	1,000,000	1,171,800
New York Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,091,490
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,068,490
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA+/Aa3	500,000	528,120
New York Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,030,210
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	AAA/Aa2	1,000,000	1,024,280
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: AGM)	AAA/Aa3	1,000,000	1,119,320

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York Environmental Facilities Corp., 6.875% due 6/15/2014 (State Revolving Fund)	AAA/Aaa	$310,000	$311,674
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Sub Series B1; Insured: AGM)	AA+/Aa3	1,000,000	1,154,760
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	NR/NR	1,000,000	996,110
New York State Housing Finance Agency, 1.60% due 5/1/2012 (Affordable Housing)	NR/Aa2	525,000	525,425
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,120,670
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,156,210
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	NR/Aa3	450,000	451,211
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College Project)	NR/Baa2	1,000,000	1,072,790
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA+/Aa2	1,000,000	1,114,770
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,414,987
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,073,610
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	AA-/Aa2	1,410,000	1,549,280
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	777,691
Utica IDA, 5.375% due 7/15/2019 (Munson Williams Proctor Institute)	NR/A2	525,000	526,848
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A2	210,000	212,925
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/Baa3	1,350,000	1,352,444

TOTAL INVESTMENTS — 97.88% (Cost $45,314,842)			$48,027,367
OTHER ASSETS LESS LIABILITIES — 2.12%			1,037,938

NET ASSETS — 100.00%			$49,065,305

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

12    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2011

ASSETS
Investments at value (cost $45,314,842) (Note 2)	$48,027,367
Cash	918,133
Receivable for investments sold	15,000
Receivable for fund shares sold	132,697
Interest receivable	639,588
Prepaid expenses and other assets	672

Total Assets	49,733,457

LIABILITIES
Payable for investments purchased	545,996
Payable for fund shares redeemed	28,860
Payable to investment advisor and other affiliates (Note 3)	25,829
Accounts payable and accrued expenses	29,543
Dividends payable	37,924

Total Liabilities	668,152

NET ASSETS	$49,065,305

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	2,712,525
Accumulated net realized gain (loss)	(131,387)
Net capital paid in on shares of beneficial interest	46,501,014

$49,065,305

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($45,550,933 applicable to 3,524,235 shares of beneficial interest outstanding - Note 4)	$12.93
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.19

Class I Shares:
Net asset value, offering and redemption price per share ($3,514,372 applicable to 271,909 shares of beneficial interest outstanding - Note 4)	$12.92

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Interest income (net of premium amortized of $250,821)	$1,973,921

EXPENSES:
Investment advisory fees (Note 3)	232,410
Administration fees (Note 3)
Class A Shares	55,657
Class I Shares	978
Distribution and service fees (Note 3)
Class A Shares	111,313
Transfer agent fees
Class A Shares	20,548
Class I Shares	134
Registration and filing fees
Class A Shares	292
Custodian fees (Note 3)	27,856
Professional fees	24,744
Accounting fees	1,732
Trustee fees	1,096
Other expenses	11,912

Total Expenses	488,672
Less:
Expenses reimbursed by investment advisor (Note 3)	(34,192)
Fees paid indirectly (Note 3)	(598)

Net Expenses	453,882

Net Investment Income	1,520,039

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(98,557)
Net change in unrealized appreciation (depreciation) on investments	195,166

Net Realized and Unrealized Gain	96,609

Net Increase in Net Assets Resulting from Operations	$1,616,648

See notes to financial statements.

14    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,520,039	$1,498,974
Net realized gain (loss) on investments	(98,557)	6,049
Net unrealized appreciation (depreciation) on investments	195,166	252,625

Net Increase (Decrease) in Net Assets Resulting from Operations	1,616,648	1,757,648

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,450,725)	(1,473,778)
Class I Shares	(69,314)	(25,196)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(2,726,714)	7,862,026
Class I Shares	1,720,642	1,738,988

Net Increase (Decrease) in Net Assets	(909,463)	9,859,688

NET ASSETS:
Beginning of Year	49,974,768	40,115,080

End of Year	$49,065,305	$49,974,768

See notes to financial statements.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest outstanding: Class A and Class I shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$48,027,367	$—	$48,027,367	$—

Total Investments in Securities	$48,027,367	$—	$48,027,367	$—

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $33,429 for Class A shares and $763 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $976 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $598.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	807,669	$10,231,983	1,220,966	$15,381,956
Shares issued to shareholders in reinvestment of dividends	79,211	995,815	81,263	1,024,581
Shares repurchased	(1,122,823)	(13,954,512)	(678,311)	(8,544,511)

Net increase (decrease)	(235,943)	$(2,726,714)	623,918	$7,862,026

Class I Shares*
Shares sold	200,446	$2,554,922	137,346	$1,727,927
Shares issued to shareholders in reinvestment of dividends	4,201	53,168	1,412	17,935
Shares repurchased	(70,956)	(887,448)	(540)	(6,874)

Net increase (decrease)	133,691	$1,720,642	138,218	$1,738,988

*	The effective date of this class of shares was February 1, 2010.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $11,918,507 and $12,381,075, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$45,314,842

Gross unrealized appreciation on a tax basis	$2,717,190
Gross unrealized depreciation on a tax basis	(4,665)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,712,525

At September 30, 2011, the Fund did not have any undistributed net ordinary income or undistributed capital gains.

At September 30, 2011, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $98,557. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At September 30, 2011, the Fund had tax basis capital losses of $32,830, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2014.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

The tax character of distributions paid for the years ended September 30, 2011 and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Tax exempt income	$1,519,692	$1,497,309
Ordinary income	347	1,665

Total Distributions	$1,520,039	$1,498,974

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(b)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
2008(b)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61		1.01		0.99		1.08		0.07	13.42	$30,685
2007(b)	$12.38	0.46	(0.08)	0.38	(0.46)	—	(0.46)	$12.30	3.74		1.01		0.99		1.11		3.13	14.91	$33,016
Class I Shares
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(c)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2010.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Certified Annual Report	Certified Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

22    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$1,068.20	$5.13
Hypothetical*	$1,000.00	$1,020.11	$5.01
Class I Shares
Actual	$1,000.00	$1,069.10	$3.47
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    23

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund versus BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (September 5, 1997 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	2.13%	4.08%	3.66%	4.22%
I Shares (Incep: 2/1/10)	4.45%	—	—	5.86%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00% .

24    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Muncipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

26    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    27

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011 dividends paid by the Fund of $1,519,692 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, The Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market

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OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of New York municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive investment returns in accordance with expectations in the years considered, that the Fund’s return for the most recent calendar year had been comparable to the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in a majority of the preceding ten calendar years. Other noted quantitative data showed that the Fund’s investment return fell within the top decile of performance for the fund category for the one-year period ended with the second quarter of the current year and within the top third of the same category for the three-year and five-year periods, and that the Fund’s investment returns similarly fell within the top decile of performance for the second fund category for the one-year period and within or near the top third of the same category for the three-year and five-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of municipal debt mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average management fee levels for one group of mutual funds and slightly higher than the median and average fee levels for the second group, and that the overall expense ratio of the Fund was somewhat higher than the median expense ratio and comparable to the average ratio for the first mutual fund group and slightly higher than the median expense ratio and comparable to the average ratio for the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the

Certified Annual Report    29

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2011 (Unaudited)

Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH860

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483

Lipper Fund Award 2011

Thornburg Limited Term Income Fund, Class I Shares, was granted a Lipper Fund Award for the ten-year period ended 12/31/10, among 82 Short-Intermediate Investment Grade Debt Funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Awards are given for three-year, five-year, and ten-year periods. The fund did not win the awards for other time periods. Past Performance does not guarantee future results.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Barclays Capital U.S. Corporate Index – The U.S. Corporate Index covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending maximum offering price per share to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Government Sponsored Enterprises (GSE) – Privately held corporations with public purposes created by the U.S. Congress to reduce the cost of capital for certain borrowing sectors of the economy. Members of these sectors include students, farmers, and homeowners.

Lipper Short-Intermediate Investment Grade Category – Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

Operation Twist – A monetary policy where, in an attempt to lower long-term interest rates, the Fed sold short-term Treasury bonds and bought long-term Treasury bonds, which pressured the long-term bond yields downward.

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Important Information,

Continued

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50% . The total annual fund operating expense of Class A shares is 0.92% , as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from November 16, 1987 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	2.66%	4.84%	5.06%	4.17%	5.84%
With sales charge	1.14%	4.32%	4.75%	4.01%	5.77%

PORTFOLIO LADDER

As of September 30, 2011

30-DAY YIELDS

As of September 30, 2011

	Annualized Distribution Yield	SEC Yield
A Shares	2.22%	1.28%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	164

Effective Duration	2.7 Yrs

Average Maturity	3.3 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 12.

6    This page is not part of the Annual Report.

Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Class I Shares

Ten-Year Period, as of 12/31/10 Among 82 Short-Intermediate Investment Grade Debt Funds, based on risk-adjusted returns.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50% . The total annual operating expenses of Class A shares are 1.01% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 0.99% .

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from October 1, 1992 through September 30, 2011

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	3.19%	8.31%	5.91%	4.84%	5.65%
With sales charge	1.67%	7.77%	5.59%	4.68%	5.57%

PORTFOLIO LADDER

As of September 30, 2011

30-DAY YIELDS

As of September 30, 2011

	Annualized Distribution Yield	SEC Yield
A Shares	3.38%	2.56%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2011

Number of Bonds	402

Effective Duration	3.4Yrs

Average Maturity	4.3Yrs

See the entire portfolio in the Schedule of Investments beginning on page 16.

This page is not part of the Annual Report.    7

Thornburg Limited Term Income Funds

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Annual Report

Letter to Shareholders

Jason Brady, CFA

Portfolio Manager,

Thornburg Limited Term

U.S. Government Fund

Co-Portfolio Manager

Thornburg Limited Term

Income Fund

Lon Erickson, CFA

Co-Portfolio Manager

Thornburg Limited Term

Income Fund

October 17, 2011

Dear Fellow Shareholders:

We are very pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the twelve months ended September 30, 2011. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 4 cents in the period to $13.90. If you were invested for the entire period, you received dividends of 40.3 cents per share. If you reinvested your dividends, you received 40.9 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund decreased 9 cents in the period to $13.32. This decrease includes capital gain distributions of 4 cents per share, paid to the shareholders in November 2010. If you were invested for the entire period, you received additional dividends of 46.7 cents per share. If you reinvested your dividends, you received 47.4 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I shares to account for varying class-specific expenses. Please examine the balance of this Annual Report for more detailed information.

The yields on U.S. Treasuries were volatile over the course of the past year, with a change in the shape of the yield curve as well as general price appreciation in U.S. Treasuries driving returns in that sector. This appreciation and the income received from the Funds’ investments, were the sources of fair investor returns across both Funds. The two-year U.S. Treasury moved from a 0.43% yield to a 0.25% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 2.51% yield to a 1.92% yield. In both cases, these moves occurred with significant volatility. For example, the high yield on ten-year Treasuries was 3.74% on February 8, 2011 and the low yield was 1.72% on September 22, 2011. Nevertheless, shorter-term securities decreased less in yield than longer-term securities over the course of the year. This “flattening” of the yield curve was primarily the result of a sluggish U.S. economy and the Federal Reserve’s (the Fed) purchase of further securities for its balance sheet in a second round of “quantitative easing.” In addition, the Fed’s initiation of “Operation Twist,” wherein they sold front-end securities to buy longer-term securities further exacerbated this move.

The aforementioned policy actions were largely due to a continued stagnation in the global economy. Unlike last year, this stagnation resulted in market concerns spreading to credit spreads, which widened notably, especially in August and September. The Barclays Capital U.S. Corporate Index, as an example, returned 4.40% over the course of one year ending on September 30, 2011, whereas U.S. Treasuries of the same duration returned 6.91%. The additional spread that investors were paid in yield to invest in the average corporate bond moved from 1.75% on September 30, 2010 to 2.38% on September 30, 2011.

Certified Annual Report    9

Letter to Shareholders,

Continued

While the total return of both funds have outperformed their yield over the past three years, the math of fixed income securities is inexorable: this cannot continue. (Of course, we wrote the same thing last year.) It is still important for you as a shareholder to understand that while yield is a terrible measure of year-to-year returns (just look at the last three years as an example), over the life of each individual security, the best case scenario for return is the initially promised income. Furthermore, that yield is not just the income you will likely receive over time, but is also the cushion these securities provide on a year-to-year basis against negative events. In early 2009, we could discuss the difficult economic environment, but at the same time note that many classes of fixed income securities were providing a tremendous amount of income that was likely to significantly cushion the blow of future negative surprises. Now that cushion has eroded (and accrued to you, as the investor, in the form of income as well as price appreciation). Still, recent credit spread movements have significantly brightened the prospects for investments in the corporate bond arena compared with U.S. Treasuries.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.66% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Capital Intermediate Government Bond Index produced a 3.72% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 2.08%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 3.19% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/Credit Bond Index produced a 3.40% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 2.20%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than the indices during much of the past year and as a result underperformed due to the yield curve flattening and the fact that longer-duration securities outperformed. At the same time, Thornburg’s corporate bond overweight (within the Income Fund) put that Fund at an additional disadvantage given spread widening over the last couple months of the fiscal year. We nevertheless increased this overweight recently as prices fell. In a time of widening credit spreads, U.S. Treasuries outperform any other fixed income security; the inverse is also true. Similarly, while the Thornburg Limited Term U.S. Government Fund continues to hold only instruments guaranteed by the U.S. Government or Government Sponsored Enterprises, the Fund’s holdings in non-Treasury securities including Agency Debentures and Mortgages (which we continue to hold as a notable overweight) underperformed duration matched U.S. Treasuries. We remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results and in aggregate position the Funds well for solid returns.

Looking forward, we believe that the scope for further price appreciation in fixed income remains limited, though the potential for credit spread tightening could mitigate future increases in U.S. Treasury yields. Though the economic environment appears to have stabilized, we continue to have some significant misgivings. Unemployment continues to be high and is stubbornly refusing to go down. Though the financial system continues to survive due to significant government intervention, the distance between mere survival and significant

10    Certified Annual Report

growth remains large. We are working hard to position the Funds in a prudent way such that you can remain comfortable holding them as a part of your overall asset allocation.

In this as in any environment, high-quality bond funds should represent a safer haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. That said, we continue to look for market opportunities with the goal of trying to give you, the investor, a compelling risk/ reward tradeoff. Indeed, we believe the added income from a good opportunity will help cushion the volatility which is likely to be a part of the investment landscape going forward.

No matter the direction of interest rates or credit spreads in the near-term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This strategy balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund continue to be appropriate vehicles for those looking for core bond investments.

Thank you very much for investing in our Funds.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2011

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 9.39%
United States Treasury Notes, 4.625%, 10/31/2011	$2,000,000	$2,007,031
United States Treasury Notes, 4.875%, 6/30/2012	4,000,000	4,139,531
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,157,422
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,945,508
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,746,719
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,708,633
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,154,531
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,397,020	2,581,478
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,645,840	5,106,976
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,691,200	6,331,460

TOTAL U.S. TREASURY SECURITIES (Cost $34,412,999)		37,879,289

U.S. GOVERNMENT AGENCIES — 20.68%
EJM Airport LLC GSA Lease Revenue Bond, 6.271%, 5/15/2020	2,404,816	2,741,875
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	231,454
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	262,247
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,105,162
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,256,030
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,581,278
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	3,069,381
Federal Home Loan Bank, 2.00%, 12/13/2019	4,250,000	4,219,635
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,612,968
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,578,221
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,777,045
Federal National Mtg Assoc., 2.00%, 3/26/2015	3,000,000	3,044,759
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	3,069,642	3,849,370
Overseas Private Investment Corp., 4.10%, 11/15/2014	878,400	880,499
Private Export Funding Corp., 5.685%, 5/15/2012	5,000,000	5,166,855
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,917,420
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,646,995
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	4,817,609	5,306,969
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	2,964,509	3,279,106
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	1,929,533	2,139,650
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	1,850,147	2,012,650
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	1,022,357	1,123,888
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,923,965	2,129,693
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	1,066,292	1,192,133
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	3,512,719	3,911,090
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	2,078,316	2,308,742

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2011

Issuer-Description	Principal Amount	Value
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	$5,255,163	$5,934,730
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,238,157
[a,b]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,593,596	2,852,955

TOTAL U.S. GOVERNMENT AGENCIES (Cost $78,710,032)		83,370,957

MORTGAGE BACKED — 59.70%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	416,857	462,302
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	566,387	614,718
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	2,216,038	2,292,228
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	1,443,977	1,545,355
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	1,367,173	1,467,104
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	1,000,000	1,073,354
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	4,185,535	4,550,563
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	2,500,000	2,660,766
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	267,427	272,973
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50%, 7/15/2018	1,085,006	1,135,886
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	460,082	490,498
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,179,737
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	1,000,000	1,076,683
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,575,000	2,761,946
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	1,590,955	1,698,276
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	1,520,542	1,560,333
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	4,737,566	5,097,241
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	546,355	570,150
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	3,238,422	3,484,177
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	2,500,000	2,628,505
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	795,434	830,810
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	3,000,000	3,105,707
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50%, 10/15/2016	640,733	644,676
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00%, 4/15/2032	3,900,718	3,974,176
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50%, 8/15/2032	3,059,215	3,118,998
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50%, 4/15/2031	309,164	311,301
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00%, 1/15/2031	76,393	76,314
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	2,125,476	2,246,977
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	3,000,000	3,298,318
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50%, 8/15/2030	212,054	214,629
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50%, 10/15/2032	2,000,000	2,059,577
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	2,000,000	2,068,509
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	1,771,463	1,820,250
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	2,109,805	2,254,850
Federal Home Loan Mtg Corp., CMO Series 3477, Class VA, 5.50%, 7/15/2019	3,873,384	4,240,387
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,332,178	2,618,223
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	910,056	947,015
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	1,470,813	1,546,154
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	2,894,179	3,051,203
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	2,270,866	2,412,526
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	1,014,340	1,082,248
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00%, 6/15/2026	2,382,745	2,572,083
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	928,855	985,714
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	725,350	747,959
Federal Home Loan Mtg Corp., Pool 1N1736, 5.355%, 4/1/2037	484,688	509,714
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	875,856	923,549

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2011

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	$5,372	$5,583
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	13,077	14,817
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	2,541,165	2,705,525
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	630,007	668,644
Federal Home Loan Mtg Corp., Pool G13517, 4.00%, 5/1/2024	1,835,293	1,935,230
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	3,389,598	3,597,741
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,642,380	2,829,638
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	50,339	56,160
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	526,648	545,464
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	877,107	937,828
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	1,981,782	2,134,203
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	891,667	959,075
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	380,823	398,300
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	773,807	811,693
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	969,348	1,038,658
Federal National Mtg Assoc., CMO Series 2003-92 Class KH, 5.00%, 3/25/2032	2,000,000	2,139,245
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	3,662,461	4,222,463
Federal National Mtg Assoc., CMO Series 2004-2 Class QL, 4.00%, 2/25/2019	2,000,000	2,147,898
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	2,734,530	2,893,317
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	458,703	468,556
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	1,869,983	1,991,155
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	1,260,949	1,379,805
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	892,549	956,262
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	3,310,336	3,554,033
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	2,916,000	2,994,233
Federal National Mtg Assoc., CMO Series 2007-79 Class MB, 5.50%, 12/25/2030	1,000,000	1,024,543
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,272,574	2,456,459
Federal National Mtg Assoc., CMO Series 2008-77 Class VA, 6.00%, 7/25/2019	3,142,543	3,501,782
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,744,613	1,907,097
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.923%, 3/25/2039	2,076,136	2,026,830
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	704,915	751,676
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	1,600,107	1,683,259
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	1,060,488	1,122,350
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	1,515,291	1,604,624
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,697,437	2,987,674
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	3,028,718	3,364,111
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	2,940,253	3,005,396
Federal National Mtg Assoc., CMO Series 2011-24 Class VH, 4.00%, 6/25/2022	4,040,138	4,362,514
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,938,678	4,160,169
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	7,588,093	7,926,478
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	2,363,963	2,513,362
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	7,935	8,708
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	4,043	4,155
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	2,630	2,708
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	42,932	47,815
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	5,832	6,082
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	7,160	7,718
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	55,846	61,608
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	158,600	177,617
Federal National Mtg Assoc., Pool 384243, 6.10%, 10/1/2011	562,293	561,899
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	40,957	45,215
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	14,131	16,161

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2011

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 725866, 4.50%, 9/1/2034	$4,563,638	$4,869,723
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	1,311,026	1,389,580
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	1,379,514	1,460,184
Federal National Mtg Assoc., Pool 895572, 2.695%, 6/1/2036	849,131	891,042
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	2,365,087	2,522,975
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	2,739,122	2,895,873
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	2,747,563	2,919,393
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	1,803,976	1,908,339
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	1,391,827	1,484,743
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	879,897	938,637
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	2,197,793	2,324,939
Federal National Mtg Assoc., REMIC Series 2002-59 Class B, 5.50%, 9/25/2017	944,159	1,012,841
Federal National Mtg Assoc., REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	226,183	227,532
Government National Mtg Assoc., CMO Series 2008-56 Class CH, 5.00%, 5/20/2035	1,690,080	1,707,941
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,356,926	1,500,906
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	16,023	17,460
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	800,401	875,283
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	14,970	16,085
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	2,167,948	2,375,353
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,067,660	4,478,112
Government National Mtg Assoc., Pool 730345, 5.585%, 11/20/2059	5,161,003	5,666,435
Government National Mtg Assoc., Pool 731491, 5.156%, 12/20/2060	4,296,055	4,776,893
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,516,611	3,927,690
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	5,363,768	5,960,527
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,736,863	6,156,351
Government National Mtg Assoc., Pool 765151, 4.692%, 7/20/2061	3,023,014	3,309,327
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	2,938,557	3,124,137

TOTAL MORTGAGE BACKED (Cost $235,734,200)		240,746,499

TOTAL INVESTMENTS — 89.77% (Cost $348,857,231)		$361,996,745
OTHER ASSETS LESS LIABILITIES — 10.23%		41,236,684

NET ASSETS — 100.00%		$403,233,429

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011, the aggregate value of these securities in the Fund’s portfolio was $2,852,955, representing 0.71% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2011

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.25%
[a]United States Treasury Notes, 1.00% due 4/30/2012	NR/NR	$2,500,000	$2,512,891
United States Treasury Notes, 1.75% due 4/15/2013	NR/NR	2,500,000	2,557,178
United States Treasury Notes, 2.50% due 3/31/2015	NR/NR	6,500,000	6,938,496
United States Treasury Notes, 5.125% due 5/15/2016	NR/NR	1,000,000	1,193,867
United States Treasury Notes, 4.875% due 8/15/2016	NR/NR	2,000,000	2,378,203
United States Treasury Notes, 3.00% due 2/28/2017	NR/NR	2,000,000	2,203,828

TOTAL U.S. TREASURY SECURITIES (Cost $16,584,184)			17,784,463

U.S. GOVERNMENT AGENCIES — 2.83%
Agfirst Farm Credit Bank, 8.393% due 12/15/2016	A/NR	5,000,000	4,875,000
[b]Agribank FCB, 9.125% due 7/15/2019	A/NR	9,185,000	12,175,627
EJM Airport LLC GSA Lease Revenue Bond, 6.271% due 5/15/2020	NR/NR	6,012,041	6,854,688
Federal National Mtg Assoc., 7.491% due 8/1/2014	AA+/Aaa	15,254	15,254
Federal National Mtg Assoc., 2.00% due 3/26/2015	AA+/Aaa	3,000,000	3,044,759
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,646,995
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	2,007,073	2,197,960
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,973,956	3,285,226
Small Business Administration, Series 2005-P10A Class I, 4.638% due 2/10/2015	NR/NR	1,460,216	1,557,609
[b,c]U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	NR/NR	2,377,463	2,615,209

TOTAL U.S. GOVERNMENT AGENCIES (Cost $37,307,801)			40,268,327

OTHER GOVERNMENT — 2.54%
[b,d]Emirate of Abu Dhabi, 5.50% due 4/8/2014	AA/Aa2	1,000,000	1,097,500
[d]Export-Import Bank of Korea, 8.125% due 1/21/2014	A/A1	1,250,000	1,395,244
[d]Export-Import Bank of Korea, 5.875% due 1/14/2015	A/A1	3,000,000	3,189,990
[c,d]Government of Aruba, 6.80% due 4/2/2014	A-/NR	5,616,000	5,952,960
[b,d]Government of Bermuda, 5.603% due 7/20/2020	AA/Aa2	3,000,000	3,240,000
[b,d]Korea Housing Finance Co., 3.50% due 12/15/2016	NR/NR	6,000,000	5,972,304
[b,d]Northern Rock Asset Management, 5.625% due 6/22/2017	AAA/NR	10,000,000	10,562,090
[d]Province of Nova Scotia Canada, 5.75% due 2/27/2012	A+/Aa2	500,000	510,269
[d]Province of Ontario Canada, 4.10% due 6/16/2014	AA-/Aa1	4,000,000	4,329,203

TOTAL OTHER GOVERNMENT (Cost $35,243,118)			36,249,560

MORTGAGE BACKED — 12.64%
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class A, 3.376% due 6/9/2028	NR/Aaa	5,000,000	4,954,450
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class B, 4.554% due 6/9/2028	NR/Aa2	1,500,000	1,433,067
DBUBS Mtg Trust CMO Series 2011-LC1A Class A1, 3.742% due 6/1/2017	NR/Aaa	5,433,595	5,584,967
DBUBS Mtg Trust CMO Series 2011-LC2A Class A1FL, 1.576% due 7/12/2044	NR/Aaa	1,471,576	1,432,290

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
DBUBS Mtg Trust CMO Series 2011-LC3A Class A2, 3.642% due 8/10/2044	NR/NR	$3,000,000	$3,093,722
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	AA+/Aaa	911,944	970,241
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	AA+/Aaa	4,636,624	4,920,408
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	AA+/Aaa	1,398,809	1,467,670
Federal Home Loan Mtg Corp., CMO Series 2640 Class G, 4.50% due 7/15/2018	AA+/Aaa	1,844,511	1,931,006
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	AA+/Aaa	1,000,000	1,063,876
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	AA+/Aaa	4,053,340	4,352,311
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	AA+/Aaa	4,000,000	4,264,780
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	AA+/Aaa	965,668	1,008,996
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	AA+/Aaa	2,128,477	2,290,071
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	AA+/Aaa	546,355	570,150
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	AA+/Aaa	2,392,811	2,574,395
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	AA+/Aaa	3,000,000	3,154,206
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	AA+/Aaa	2,327,955	2,506,667
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	AA+/Aaa	2,702,738	2,849,167
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	AA+/Aaa	4,032,823	4,112,742
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	AA+/Aaa	152,785	152,628
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	5,268,017	5,870,895
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	AA+/Aaa	4,000,000	4,389,825
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	AA+/Aaa	1,198,708	1,250,124
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	AA+/Aaa	1,820,112	1,894,030
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	AA+/Aaa	2,206,219	2,319,232
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00% due 6/15/2026	NR/NR	1,787,059	1,904,669
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AA+/Aaa	542,596	560,875
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	AA+/Aaa	4,403,967	4,716,064
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	AA+/Aaa	1,997,092	2,150,691
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	AA+/Aaa	1,009,427	1,057,407
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	AA+/Aaa	629,995	662,299
Federal National Mtg Assoc., CMO Series 2003-W3 Class I A2, 7.00% due 8/25/2042	AA+/Aaa	2,097,102	2,449,930
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	AA+/Aaa	2,831,753	2,996,186
Federal National Mtg Assoc., CMO Series 2005-35 VG, 5.00% due 4/25/2016	AA+/Aaa	1,022,034	1,079,650
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	AA+/Aaa	1,652,216	1,809,531
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	AA+/Aaa	4,124,828	4,496,455
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	AA+/Aaa	2,750,727	2,969,178
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	AA+/Aaa	3,000,000	3,080,486
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	AA+/Aaa	3,030,099	3,267,394
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	AA+/Aaa	3,786,954	4,058,722
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	AA+/Aaa	1,744,613	1,894,738
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.923% due 3/25/2039	AA+/Aaa	3,460,227	3,378,051
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	AA+/Aaa	1,644,802	1,753,910
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AA+/Aaa	4,774,314	5,101,537
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	AA+/Aaa	2,666,845	2,805,432
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	AA+/Aaa	1,337,382	1,412,507
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	AA+/Aaa	2,651,220	2,847,161
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	AA+/Aaa	2,388,819	2,486,971
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	AA+/Aaa	2,578,845	2,749,140
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	AA+/Aaa	1,915,217	2,088,728
Federal National Mtg Assoc., CMO Series 2011-24 Class VH, 4.00% due 6/25/2022	NR/NR	4,819,343	5,243,570
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AA+/Aaa	721,322	767,899
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	AA+/Aaa	3,136,211	3,403,093
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	AA+/Aaa	4,139,185	4,519,759
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	AA+/Aaa	2,662,564	2,857,654
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AA+/Aaa	13,924	15,127

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	AA+/Aaa	$5,853,459	$6,413,454
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	AA+/Aaa	5,930,463	6,528,883
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AA+/Aaa	4,114,136	4,574,612
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AA+/Aaa	5,526,104	6,172,085
Government National Mtg Assoc., Pool 765151, 4.692% due 7/20/2061	AA+/Aaa	4,887,206	5,350,079
Government National Mtg Assoc., Pool 827148, 2.375% due 2/20/2024	AA+/Aaa	31,143	31,950

TOTAL MORTGAGE BACKED (Cost $177,167,561)			180,067,793

ASSET BACKED SECURITIES — 8.58%
BANKS — 0.12%
COMMERCIAL BANKS — 0.12%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.739% due 2/25/2035	CC/C	950,703	110,008
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.523% due 3/25/2035	NR/NR	1,030,755	143,198
Wells Fargo Mortgage Backed Securities, CMO Series 2003-7 Class A2, 4.50% due 8/25/2018	AAA/Baa2	1,467,277	1,491,383

			1,744,589

CONSUMER SERVICES — 0.35%
HOTELS, RESTAURANTS & LEISURE — 0.35%
Sonic Capital LLC, 5.438% due 5/20/2041	NR/NR	4,950,000	5,036,625

			5,036,625

DIVERSIFIED FINANCIALS — 7.83%
CAPITAL MARKETS — 5.31%
AH Mtg Advance Trust, Series SART-1 Class A2, 3.37% due 5/10/2043	AA+/Aaa	5,000,000	4,980,000
[c]AH Mtg Advance Trust, Series SART-2 Class B1, 6.90% due 9/15/2043	BBB/NR	10,000,000	10,032,000
Arran Residential Mtgs Funding plc, Series 2011-1A Class A2C, 1.746% due 11/19/2047	NR/Aaa	5,000,000	4,988,427
Banc of America Commercial Mtg Inc., Series 2002-PB2 Class C, 6.349% due 6/11/2035	AAA/Aa1	3,045,000	3,050,858
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,138,390
Banc of America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 3.246% due 2/25/2035	NR/NR	2,769,050	1,113,383
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 2.803% due 7/25/2034	BBB+/B1	304,364	237,779
[b,d]Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	5,924,634
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.887% due 3/25/2034	AA/Caa2	402,439	325,690
Countrywide Home Loan, Series 2004 Class 1-A, 2.683% due 7/20/2034	A/Ba3	486,276	410,243
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	2,969,276	2,979,297
Home Equity Asset Trust Series 2006-3 Class 2A, 0.415% due 7/25/2036	AAA/A1	2,631,550	2,499,843
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,338,541
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 2.485% due 10/25/2028	A+/B3	1,111,665	421,175
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 2.611% due 8/25/2034	CCC/NR	835,992	644,452
Morgan Stanley Re-REMIC Trust Series 2009-GG10 Class A4A, 5.984% due 8/12/2045	NR/Aaa	2,838,000	3,095,143
Nomura Asset Securities Corp., Series 1998-D6 Class A2, 7.313% due 3/15/2030	AAA/Aaa	5,683,000	6,004,737
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.445% due 12/25/2035	AAA/Baa2	2,068,456	1,641,659
Popular ABS Mtg Pass-Through Trust Series 2005-4 Class AF5, 5.537% due 9/25/2035	AAA/Baa1	7,000,000	6,849,983
Residential Asset Mtg Products, Inc., 0.535% due 3/25/2035	NR/Aa3	1,216,165	1,088,060
[d]Silverstone Master Issuer, Series 2010-1A Class A1 Floating Rate Note, 1.652% due 1/21/2055	AAA/Aaa	5,000,000	4,987,805
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	3,903,536
Washington Mutual Mtg Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	AAA/NR	1,844,467	1,912,812
CONSUMER FINANCE — 2.45%
First Financial Bank USA, Series 2010-C Class B, 5.19% due 9/17/2018	AA/NR	2,000,000	2,015,172
First Financial Bank USA, Series 2010-D Class A, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,115,078
GSAF Series 2011-1A Class A, 3.72% due 2/15/2023	NR/Aaa	3,000,000	3,024,000

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	A/NR	$1,502,045	$1,498,215
SLM Student Loan Trust Series 2003-C Class A2 Floating Rate Bond, 0.737% due 9/15/2020	AA-/Aa2	4,155,324	3,963,556
SLM Student Loan Trust Series 2004-B Class A3 Floating Rate Bond, 0.677% due 3/15/2024	A+/Aaa	8,000,000	6,380,994
SLM Student Loan Trust Series 2006-B Class A3 Floating Rate Bond, 0.487% due 12/15/2022	A/Aaa	5,442,329	5,382,225
SLM Student Loan Trust Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,141,608
Structured Asset Securities Corp. Series 2004-3 Class 3-A1, 5.50% due 3/25/2019	AAA/Baa2	2,292,897	2,374,405
DIVERSIFIED FINANCIAL SERVICES — 0.07%
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	AA-/Aa1	921,442	1,076,012

			111,539,712

INSURANCE — 0.28%
INSURANCE — 0.28%
Northwind Holdings LLC, Floating Rate Bond, 1.106% due 12/1/2037	A/Baa1	5,031,250	3,907,822

			3,907,822

TOTAL ASSET BACKED SECURITIES (Cost $127,214,837)			122,228,748

CORPORATE BONDS — 54.12%
AUTOMOBILES & COMPONENTS — 1.37%
AUTOMOBILES — 1.37%
[b]American Honda Finance, 2.60% due 9/20/2016	NR/NR	5,000,000	5,021,290
[b]Harley-Davidson Funding Corp., 5.75% due 12/15/2014	BBB/Baa1	5,000,000	5,452,615
[b]Harley-Davidson Funding Corp., 5.25% due 12/15/2012	BBB/Baa1	3,000,000	3,108,846
[b]Hyundai Capital America, 3.75% due 4/6/2016	BBB/Baa2	500,000	493,922
[d]Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa2	5,000,000	5,400,220

			19,476,893

BANKS — 9.20%
COMMERCIAL BANKS — 9.20%
[b,d]ANZ National International Ltd., 6.20% due 7/19/2013	AA/Aa3	1,000,000	1,067,853
[b,d]ANZ National International Ltd., 3.125% due 8/10/2015	AA/Aa3	4,000,000	4,018,232
Associated Banc Corp., 5.125% due 3/28/2016	BBB-/Baa1	3,000,000	3,121,665
[b,d]Banco Santander Brasil, 4.25% due 1/14/2016	BBB-/Baa1	6,000,000	5,617,200
[b,d]Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	5,000,000	4,960,415
[b,d]BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/Aaa	10,000,000	9,714,730
[d]Corp. Andina de Fomento, 3.75% due 1/15/2016	A+/A1	11,000,000	11,130,647
[b,d]Credit Agricole London, 1.702% due 1/21/2014	A+/Aa2	7,000,000	6,585,670
[b,d]Danske Bank A/S, 3.75% due 4/1/2015	A/A2	4,000,000	3,891,784
[d]Export-Import Bank of Korea, 4.375% due 9/15/2021	A/A1	4,500,000	4,238,807
[b,d]HSBC Bank plc, 3.50% due 6/28/2015	AA/Aa2	2,000,000	2,029,466
HSBC Bank USA, N.A., 4.875% due 8/24/2020	AA-/A1	1,000,000	937,864
[b,d]Intesa Sanpaolo SpA, 2.708% due 2/24/2014	A/Aa3	5,000,000	4,502,520
[b,d]Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	5,000,000	5,561,855
National City Bank Floating Rate Note, 0.703% due 6/7/2017	A/A3	4,000,000	3,662,516
Nations Bank Corp., 7.23% due 8/15/2012	A/Baa1	250,000	250,089
North Fork Bancorp, Inc., 5.875% due 8/15/2012	BBB-/Baa2	2,000,000	2,031,864
[d]Royal Bank of Scotland plc, 3.95% due 9/21/2015	A+/Aa3	4,000,000	3,761,840
[d]Royal Bank of Scotland plc, 4.875% due 3/16/2015	A+/Aa3	1,600,000	1,566,582
[b,d]Royal Bank of Scotland plc, 4.875% due 8/25/2014	A+/Aa3	5,000,000	5,034,145
[b,d]Santander Issuances, 6.50% due 8/11/2019	AA-/Aa3	5,000,000	4,613,440
[b,d]Societe Generale, 3.10% due 9/14/2015	A+/Aa3	6,000,000	5,407,224
Sovereign Bank, 5.125% due 3/15/2013	A-/A3	4,000,000	4,035,368

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[b]Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	A/A2	$5,920,404	$7,578,117
[d]Standard Chartered plc, 3.20% due 5/12/2016	A/A2	5,000,000	4,958,035
[d]Svenska Handelsbanken AB, 3.125% due 7/12/2016	AA-/Aa2	6,000,000	6,033,456
[d]Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	3,093,429
Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	3,063,387
[d]Westpac Banking Corp., 3.00% due 8/4/2015	AA/Aa2	2,000,000	2,036,418
Whitney National Bank, 5.875% due 4/1/2017	NR/Baa1	1,500,000	1,584,542
[d]Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	4,970,299

			131,059,459

CAPITAL GOODS — 1.81%
AEROSPACE & DEFENSE — 0.11%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,645,747
ELECTRICAL EQUIPMENT — 0.06%
Emerson Electric Co., 5.75% due 11/1/2011	A/A2	800,000	802,933
INDUSTRIAL CONGLOMERATES — 0.94%
General Electric Capital Corp. Floating Rate Note, 0.491% due 6/20/2014	AA+/Aa2	4,000,000	3,832,296
General Electric Co., 5.25% due 12/6/2017	AA+/Aa2	2,500,000	2,777,660
[b,d]Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,596,520
[b,d]Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	3,000,000	3,242,331
MACHINERY — 0.70%
[b]ITW CUPIDS Finance Trust I, 6.55% due 12/31/2011	NR/A1	5,000,000	5,011,015
John Deere Capital Corp., 5.25% due 10/1/2012	A/A2	1,600,000	1,671,939
[d]Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	3,000,000	3,244,740

			25,825,181

COMMERCIAL & PROFESSIONAL SERVICES — 0.37%
COMMERCIAL SERVICES & SUPPLIES — 0.37%
Allied Waste North America, Inc., 6.875% due 6/1/2017	BBB/Baa3	4,000,000	4,275,000
Science Applications International Corp., 6.25% due 7/1/2012	A-/A3	1,000,000	1,035,266

			5,310,266

CONSUMER DURABLES & APPAREL — 0.26%
HOUSEHOLD DURABLES — 0.07%
Fortune Brands, Inc., 6.375% due 6/15/2014	BBB-/Baa3	970,000	1,074,138
TEXTILES, APPAREL & LUXURY GOODS — 0.19%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,644,249

			3,718,387

DIVERSIFIED FINANCIALS — 6.56%
CAPITAL MARKETS — 3.05%
[d]AMVESCAP plc, 5.375% due 2/27/2013	A-/A3	5,606,000	5,879,545
[b,d]CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,180,996
[b]FMR LLC, 4.75% due 3/1/2013	A+/A2	5,000,000	5,180,075
Goldman Sachs Group, Inc. Floating Rate Note, 1.269% due 2/7/2014	A/A1	3,000,000	2,874,618
[b,d]Gruposura Finance, 5.70% due 5/18/2021	BBB-/NR	1,500,000	1,455,000
[b,d]IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,010,000
[b,d]IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,025,000
[b,d]Macquarie Group Ltd., 6.00% due 1/14/2020	A-/A2	1,000,000	948,184
[b,d]Macquarie Group Ltd., 4.875% due 8/10/2017	A-/A2	3,000,000	2,957,562
[b,d]Macquarie Group Ltd., 7.30% due 8/1/2014	A-/A2	3,000,000	3,248,322
[b,d]Macquarie Group Ltd., 7.625% due 8/13/2019	NR/NR	1,000,000	1,053,977

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
[d]Man Group plc, 6.50% due 8/1/2013	NR/Baa2	$5,000,000	$5,191,905
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A/Baa1	2,000,000	2,000,718
Morgan Stanley Floating Rate Note, 2.786% due 5/14/2013	A/A2	5,000,000	4,834,860
[d]Nomura Holdings, Inc., 5.00% due 3/4/2015	BBB+/Baa2	1,500,000	1,571,863
CONSUMER FINANCE — 1.13%
American Express Credit Co., 2.80% due 9/19/2016	BBB+/A2	4,000,000	3,980,164
American Express Credit Co., 5.125% due 8/25/2014	BBB+/A2	3,000,000	3,247,047
[b,d]Banque PSA Finance, 2.146% due 4/4/2014	BBB/Baa1	7,000,000	6,599,824
Capital One Bank, 6.50% due 6/13/2013	BBB/Baa1	300,000	320,153
Western Union Co., 3.65% due 8/22/2018	A-/A3	2,000,000	2,018,390
DIVERSIFIED FINANCIAL SERVICES — 2.38%
Bank of America Corp., 4.50% due 4/1/2015	A/Baa1	1,000,000	947,744
Bank of America Corp., 5.875% due 1/5/2021	A/Baa1	2,000,000	1,869,316
[b]Bank of America Covered Bond Issuer, 5.50% due 6/14/2012	AA/Aa2	3,000,000	3,089,610
[b,d]BM&F Bovespa SA, 5.50% due 7/16/2020	BBB+/Baa1	1,000,000	983,750
Citigroup, Inc., 6.00% due 12/13/2013	A/A3	2,000,000	2,100,738
Citigroup, Inc., 6.50% due 8/19/2013	A/A3	1,000,000	1,052,296
Citigroup, Inc., 5.00% due 9/15/2014	A-/Baa1	3,000,000	2,942,277
[b]CME Group Index Services, 4.40% due 3/15/2018	AA/Aa3	4,000,000	4,323,924
JPMorgan Chase & Co., 3.15% due 7/5/2016	A+/Aa3	5,000,000	4,967,530
JPMorgan Chase & Co., 4.35% due 8/15/2021	A+/Aa3	2,000,000	2,021,010
[d]Korea Development Bank, 8.00% due 1/23/2014	A/A1	3,000,000	3,332,526
MBNA Corp., 6.125% due 3/1/2013	A/Baa1	1,305,000	1,306,313
[b,d]National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,089,896
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,873,724

			93,478,857

ENERGY — 4.41%
ENERGY EQUIPMENT & SERVICES — 1.09%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A2	2,000,000	2,210,724
Nabors Industries, Inc., 9.25% due 1/15/2019	BBB/Baa2	4,000,000	5,060,060
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,265,110
OIL, GAS & CONSUMABLE FUELS — 3.32%
[d]BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,120,432
ConocoPhillips, 4.75% due 2/1/2014	A/A1	1,000,000	1,088,172
[b]DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	6,500,000	8,648,861
[d]Enbridge, Inc., 5.80% due 6/15/2014	A-/Baa1	2,000,000	2,200,098
Energy Transfer Partners LP, 6.00% due 7/1/2013	BBB-/Baa3	1,000,000	1,057,674
Energy Transfer Partners LP, 9.70% due 3/15/2019	BBB-/Baa3	3,856,000	4,773,504
[b]Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,114,938
Murphy Oil Corp., 6.375% due 5/1/2012	BBB/Baa3	750,000	770,626
[d]Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	1,000,000	1,237,455
[b]Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	59,461
[b,d]Odebrecht Drill VIII/IX, 6.35% due 6/30/2021	NR/Baa3	6,000,000	5,940,000
[b]Semco Energy, Inc., 5.15% due 4/21/2020	BBB+/A3	3,000,000	3,367,980
[d]Shell International Finance, 3.10% due 6/28/2015	AA/Aa1	3,000,000	3,184,932
Sunoco Logistics, 8.75% due 2/15/2014	NR/Baa2	5,000,000	5,657,155
Valero Logistics, 6.875% due 7/15/2012	BBB-/Baa3	2,700,000	2,787,010
[d]Woodside Finance Ltd., 8.125% due 3/1/2014	BBB+/Baa1	2,000,000	2,262,596

			62,806,788

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 2.10%
BEVERAGES — 0.71%
Anheuser-Busch Cos., Inc., 4.70% due 4/15/2012	A-/Baa1	$1,000,000	$1,020,727
Anheuser-Busch Cos., Inc., 4.375% due 1/15/2013	A-/Baa1	2,000,000	2,077,738
[d]Coca Cola HBC Finance BV, 5.125% due 9/17/2013	A-/A3	6,524,000	6,976,237
FOOD PRODUCTS — 0.15%
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	1,000,000	1,025,056
Kraft Foods, Inc., 6.00% due 2/11/2013	BBB-/Baa2	1,000,000	1,059,283
TOBACCO — 1.24%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,140,516
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	3,000,000	3,975,573
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,000,000	5,857,535
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	5,544,640
UST, Inc., 5.75% due 3/1/2018	BBB/NR	1,000,000	1,149,847

			29,827,152

HEALTH CARE EQUIPMENT & SERVICES — 0.08%
HEALTH CARE PROVIDERS & SERVICES — 0.08%
Wellpoint, Inc., 6.00% due 2/15/2014	A-/Baa1	1,000,000	1,105,118

			1,105,118

HOTELS RESTAURANTS & LEISURE — 0.34%
HOTELS, RESTAURANTS & LEISURE — 0.34%
[b]Hyatt Hotels Corps., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,664,255
[d]TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,175,000

			4,839,255

INSURANCE — 4.91%
INSURANCE — 4.91%
Aflac, Inc., 8.50% due 5/15/2019	A-/A3	3,000,000	3,651,738
Alterra Finance LLC, 6.25% due 9/30/2020	BBB/Baa2	3,000,000	3,262,428
Aon Corp., 3.50% due 9/30/2015	BBB+/Baa2	1,000,000	1,032,027
CNA Financial Corp., 6.50% due 8/15/2016	BBB-/Baa3	2,035,000	2,186,176
CNA Financial Corp., 7.35% due 11/15/2019	BBB-/Baa3	2,507,000	2,776,234
Fidelity National Financial, 6.60% due 5/15/2017	BBB-/Baa3	6,000,000	6,320,994
[b]Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	5,700,000	5,868,902
[b]Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A2	1,000,000	1,015,131
Hanover Insurance Group, 6.375% due 6/15/2021	BBB-/Baa3	2,000,000	2,096,554
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	5,370,000	5,458,691
[b]Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,041,789
Lincoln National Corp., 4.75% due 2/15/2014	A-/Baa2	1,000,000	1,054,688
[b]Met Life Global Funding I, 0.996% due 1/10/2014	AA-/Aa3	6,000,000	5,993,238
[d]Montpelier Re Holdings Ltd., 6.125% due 8/15/2013	BBB/NR	7,035,000	7,200,548
[b]Pacific Life Global Funding CPI Floating Rate Note, 5.74% due 2/6/2016	A+/A1	8,000,000	8,075,120
Progressive Corp., 3.75% due 8/23/2021	A+/A1	1,000,000	1,020,035
[b,d]QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	7,000,000	6,575,226
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,252,280

			69,881,799

MATERIALS — 2.37%
CHEMICALS — 0.94%
[b]Chevron Phillips Chemical, 7.00% due 6/15/2014	BBB/Baa1	5,000,000	5,586,950

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	$325,000	$338,693
[b]Incitec Pivot Ltd., 4.00% due 12/7/2015	NR/NR	3,000,000	3,057,876
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,319,728
CONSTRUCTION MATERIALS — 0.34%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa1	4,150,000	4,854,039
CONTAINERS & PACKAGING — 0.14%
[e]Bemis Company, Inc., 4.50% due 10/15/2021	BBB/Baa1	2,000,000	2,024,052
METALS & MINING — 0.95%
[b,d]Anglo American Capital, 9.375% due 4/8/2014	BBB+/Baa1	1,000,000	1,161,683
[d]Arcelormittal, 9.85% due 6/1/2019	BBB-/Baa3	4,100,000	4,645,591
[d]Arcelormittal, 3.75% due 8/5/2015	BBB-/Baa3	3,000,000	2,801,103
[b,d]Kinross Gold Corp., 3.625% due 9/1/2016	BBB-/Baa3	5,000,000	4,939,380

			33,729,095

MEDIA — 0.87%
MEDIA — 0.87%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625% due 5/15/2016	BBB/Baa2	5,000,000	5,375,000
Time Warner Cable, Inc., 4.00% due 9/1/2021	BBB/Baa2	2,000,000	1,955,836
Time Warner Cable, Inc., 5.40% due 7/2/2012	BBB/Baa2	3,000,000	3,096,471
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,696,668
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	236,213

			12,360,188

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.30%
BIOTECHNOLOGY — 1.16%
Biogen Idec, Inc., 6.875% due 3/1/2018	BBB+/Baa3	10,000,000	12,250,460
Genzyme Corp., 3.625% due 6/15/2015	AA-/A2	3,000,000	3,208,341
[a]Genzyme Corp., 5.00% due 6/15/2020	AA-/A2	1,000,000	1,153,013
PHARMACEUTICALS — 0.14%
[c]Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 5.409% due 2/1/2014	AA/A1	2,000,000	1,962,160

			18,573,974

REAL ESTATE — 0.30%
REAL ESTATE INVESTMENT TRUSTS — 0.30%
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB/Baa2	4,000,000	4,301,596

			4,301,596

RETAILING — 1.24%
MULTILINE RETAIL — 0.55%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	8,000,000	7,837,304
SPECIALTY RETAIL — 0.69%
Best Buy Co., Inc., 3.75% due 3/15/2016	BBB-/Baa2	5,000,000	4,846,830
Best Buy Co., Inc., 6.75% due 7/15/2013	BBB-/Baa2	3,000,000	3,218,898
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,738,571

			17,641,603

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.46%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.46%
Intel Corp., 3.30% due 10/1/2021	A+/A1	1,725,000	1,762,160
Intel Corp., 1.95% due 10/1/2016	A+/A1	2,700,000	2,719,481

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	$14,314,000	$16,355,863

			20,837,504

SOFTWARE & SERVICES — 1.17%
INFORMATION TECHNOLOGY SERVICES — 0.83%
Computer Sciences Corp., 6.50% due 3/15/2018	A-/Baa1	6,000,000	6,480,822
Computer Sciences Corp., 5.50% due 3/15/2013	A-/Baa1	1,000,000	1,047,322
Electronic Data Systems Corp., 6.00% due 8/1/2013	A/A2	1,000,000	1,072,238
[b]SAIC, Inc., 4.45% due 12/1/2020	A-/A3	2,000,000	2,167,558
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,102,331
SOFTWARE — 0.34%
BMC Software, Inc., 7.25% due 6/1/2018	BBB+/Baa2	4,000,000	4,797,244

			16,667,515

TECHNOLOGY HARDWARE & EQUIPMENT — 0.04%
COMPUTERS & PERIPHERALS — 0.04%
Dell, Inc., 5.625% due 4/15/2014	A-/A2	500,000	543,681

			543,681

TELECOMMUNICATION SERVICES — 3.35%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.32%
AT&T, Inc., 4.85% due 2/15/2014	A-/A2	1,000,000	1,075,040
[d]France Telecom, 4.125% due 9/14/2021	A-/A3	3,000,000	2,982,282
[d]France Telecom, 2.75% due 9/14/2016	A-/A3	3,000,000	2,976,933
[b]Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa1	4,472,178	4,473,744
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	3,783,192
[b,d]Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	500,312
[b,d]Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,088,125
[e]Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	2,932,500
[d]Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	2,985,480
[d]Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB+/Baa1	10,000,000	10,252,400
WIRELESS TELECOMMUNICATION SERVICES — 1.03%
[d]America Movil S.A.B. de C.V., 2.375% due 9/8/2016	A-/A2	2,500,000	2,417,500
[d]America Movil S.A.B. de C.V., 5.00% due 10/16/2019	A-/A2	5,000,000	5,320,000
[b]Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	3,795,000	4,265,576
[b,c]Richland Towers, 4.606% due 3/15/2016	NR/NR	2,675,127	2,618,896

			47,671,980

TRANSPORTATION — 2.51%
AIR FREIGHT & LOGISTICS — 0.06%
FedEx Corp., 8.76% due 5/22/2015	BBB/Baa1	795,917	890,798
AIRLINES — 1.67%
[e]American Airlines Pass Through Trust, 8.625% due 10/15/2021	NR/NR	2,000,000	2,000,000
[b]Aviation Capital Group, 6.75% due 4/6/2021	BBB-/NR	3,000,000	2,886,330
[b]Aviation Capital Group, 7.125% due 10/15/2020	BBB-/NR	6,912,000	6,850,760
Continental Airlines, 6.90% due 1/2/2018	BBB+/Baa2	131,042	133,663
Delta Air Lines, Inc., 6.20% due 7/2/2018	A-/Baa2	2,358,164	2,428,909
[c,d]Iberbond plc, 4.826% due 12/24/2017	NR/NR	7,783,148	7,510,738
United Airlines, Inc. Pass Through Certificates, 10.40% due 5/1/2018	BBB+/Baa2	1,818,241	1,963,700
ROAD & RAIL — 0.78%
[b,d]Asciano Finance, 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,044,958
[b,d]Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa2	5,000,000	4,872,505

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
Ryder System, Inc., 3.50% due 6/1/2017	BBB+/Baa1	$4,000,000	$4,145,824

			35,728,185

UTILITIES — 8.10%
ELECTRIC UTILITIES — 5.98%
Centerpoint Energy, 7.00% due 3/1/2014	BBB+/A3	2,000,000	2,252,914
Commonwealth Edison Co., 6.15% due 3/15/2012	A-/Baa1	910,000	931,063
[b,d]E.ON International Finance BV, 5.80% due 4/30/2018	A/A2	2,000,000	2,293,754
[b,d]Electricite de France SA, 5.50% due 1/26/2014	AA-/Aa3	1,250,000	1,338,854
Empire District Electric Co., 4.65% due 5/28/2020	BBB+/A3	3,000,000	3,272,439
[b,d]Enel Finance International S.A., 6.25% due 9/15/2017	A-/A2	5,000,000	5,049,580
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,650,080
Entergy Texas, Inc., 3.60% due 6/1/2015	BBB+/Baa2	3,000,000	3,130,773
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	2,000,000	2,424,572
[b]Great River Energy Series 2007-A, 5.829% due 7/1/2017	A-/A3	2,738,456	3,054,556
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	966,830
[b,d]Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	A-/A3	6,000,000	5,988,660
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,206,150
[b]Kincaid Generation LLC, 7.33% due 6/15/2020	BBB-/Baa3	7,895,565	9,336,348
[b,d]Korea Hydro & Nuclear Power Co., Ltd., 4.75% due 7/13/2021	A/A1	7,000,000	6,984,894
[b,d]Korea Southern Power Co., 5.375% due 4/18/2013	A/NR	1,000,000	1,039,420
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,847,710
[b,c]Midland Cogen Venture, 6.00% due 3/15/2025	BBB-/NR	8,000,000	8,080,000
[a,b]Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	2,200,000	2,473,003
MP Environmental, 4.982% due 7/1/2014	AAA/Aaa	2,202,963	2,320,409
[b]Rochester Gas & Electric, 5.90% due 7/15/2019	A-/A3	7,382,000	8,218,204
Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	3,861,658	3,989,904
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,264,762
[d]TransAlta Corp., 4.75% due 1/15/2015	BBB/Baa2	2,000,000	2,124,608
GAS UTILITIES — 0.48%
[b,d]ENN Energy Holdings Ltd., 6.00% due 5/13/2021	BBB-/Baa3	5,000,000	4,834,110
[b]Maritimes & North East Pipeline, 7.50% due 5/31/2014	BBB/Baa3	1,837,600	1,986,335
MULTI-UTILITIES — 1.64%
Ameren Energy Generating Co., 7.00% due 4/15/2018	BBB-/Ba1	2,000,000	2,025,000
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,676,800
[b]Enogex LLC, 6.875% due 7/15/2014	BBB+/Baa3	4,000,000	4,391,060
[b]Enogex LLC, 6.25% due 3/15/2020	BBB+/Baa3	2,500,000	2,836,782
[b]Power Receivables Financing LLC, 6.29% due 1/1/2012	NR/NR	978,077	979,036
[b,d]Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	NR/A3	5,000,000	5,325,000
Union Electric Co., 4.65% due 10/1/2013	BBB+/A3	2,000,000	2,126,884

			115,420,494

TOTAL CORPORATE BONDS (Cost $751,514,162)			770,804,970

CONVERTIBLE BONDS — 0.53%
DIVERSIFIED FINANCIALS — 0.53%
CAPITAL MARKETS — 0.53%
[b]Apollo Investment Corp., 5.75% due 1/15/2016	BBB/NR	8,500,000	7,480,000

TOTAL CONVERTIBLE BONDS (Cost $8,387,918)			7,480,000

MUNICIPAL BONDS — 9.54%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: Natl-Re)	BBB/Baa1	685,000	691,295

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: AGM)	AA+/Aa3	$120,000	$125,752
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A3	5,000,000	5,402,100
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	BBB+/A1	2,095,000	2,092,486
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	BBB+/A1	3,270,000	3,359,402
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,362,757
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A-/NR	3,905,000	4,518,788
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,295,560
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,298,210
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,244,433
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	4,995,000
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	BBB-/NR	555,000	558,330
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,775,000	3,937,363
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: AGM)	NR/Aa3	150,000	151,175
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,241,950
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,423,587
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,869,735
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: AGM)	AA+/Aa3	1,385,000	1,455,192
Illinois Finance Authority Revenue Bonds, 5.629% due 7/1/2016 (Insured: Syncora)	A+/NR	1,735,000	1,780,787
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,303,960
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020	A+/A3	10,000,000	11,463,000
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	A+/A1	3,000,000	3,261,330
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA+/Aa3	1,795,000	1,781,699
Maine Finance Authority Waste Motor Oil, 4.55% due 10/1/2014	A/NR	1,125,000	1,180,327
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,507,148
[b]Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	NR/NR	1,185,000	1,174,939
Mississippi Development Bank Special Obligation, 5.21% due 7/1/2013 (Insured: AGM)	AA+/NR	1,200,000	1,280,376
[a]New York City Transitional Finance Authority Revenue, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,708,150
New York State Urban Development Corp., 4.75% due 12/15/2011	AAA/NR	1,400,000	1,413,174
New York, New York GO, 3.48% due 10/1/2018	AA/Aa2	3,500,000	3,678,430
North Carolina Eastern Municipal Power, 4.43% due 1/1/2014	A-/Baa1	2,000,000	2,078,620
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,540,536
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	2,395,000	2,564,734
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: Natl-Re)	AA/Aa2	550,000	550,061
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,628,435
Port St. Lucie Florida Lease Revenue, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,502,943
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,415,000	2,453,205
Riverside California Sewer Revenue, 5.61% due 8/1/2017	AA/Aa2	2,000,000	2,298,600
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	2,005,000	2,085,882
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/A1	6,500,000	7,471,425
San Jose California Redevelopment Agency Tax Allocation, 3.447% due 8/1/2013	A/A2	1,000,000	1,023,320
San Jose California Redevelopment Agency Tax Allocation, 4.281% due 8/1/2014	A/A2	750,000	787,590
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,950,000	4,695,720
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	5,252,100
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	NR/NR	1,500,000	1,509,255
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: AGM)	NR/Aa3	355,000	357,698
Victor New York, 9.20% due 5/1/2014	NR/NR	710,000	740,125
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	1,680,000	1,649,945
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA+/NR	1,000,000	1,076,980

TOTAL MUNICIPAL BONDS (Cost $127,568,817)			135,823,609

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2011

Issuer-Description	Credit Rating† S&P/Moody’s	Principal Amount	Value
SHORT TERM INVESTMENTS — 7.23%
McCormick & Co., 0.10% due 10/3/2011	NR/NR	$40,000,000	$39,999,777
Northern Illinois Gas Corp, 0.10% due 10/3/2011	NR/NR	63,000,000	62,999,650

TOTAL SHORT TERM INVESTMENTS (Cost $102,999,426)			102,999,427

TOTAL INVESTMENTS — 99.26% (Cost $1,383,987,824)			$1,413,706,897
OTHER ASSETS LESS LIABILITIES — 0.74%			10,537,097

NET ASSETS — 100.00%			$1,424,243,994

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end.
a	Segregated as collateral for a when-issued security.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011, the aggregate value of these securities in the Fund’s portfolio was $356,986,763, representing 25.07% of the Fund’s net assets.
c	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
d	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
CUPIDS	Cumulative Undivided Preferred Interests in Debt Securities
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2011

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $348,857,231 and $1,383,987,824) (Note 2)	$361,996,745	$1,413,706,897
Cash	43,228,059	804,919
Receivable for investments sold	—	1,498,597
Receivable for fund shares sold	4,518,118	13,526,994
Interest receivable	2,260,628	13,459,683
Prepaid expenses and other assets	36,776	49,204

Total Assets	412,040,326	1,443,046,294

LIABILITIES
Payable for investments purchased	7,944,694	13,268,360
Payable for fund shares redeemed	357,306	3,630,533
Payable to investment advisor and other affiliates (Note 3)	241,127	894,293
Accounts payable and accrued expenses	105,949	250,154
Dividends payable	157,821	758,960

Total Liabilities	8,806,897	18,802,300

NET ASSETS	$403,233,429	$1,424,243,994

NET ASSETS CONSIST OF:
Undistributed net investment income	$715,121	$1,167,161
Net unrealized appreciation on investments	13,139,514	29,719,073
Accumulated net realized gain (loss)	(991,582)	9,833,764
Net capital paid in on shares of beneficial interest	390,370,376	1,383,523,996

	$403,233,429	$1,424,243,994

28    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($202,910,305 and $578,730,681 applicable to 14,598,004 and 43,439,586 shares of beneficial interest outstanding - Note 4)	$13.90	$13.32
Maximum sales charge, 1.50% of offering price	0.21	0.20

Maximum offering price per share	$14.11	$13.52

Class B Shares:
Net asset value and offering price per share * ($4,367,900 applicable to 314,957 shares of beneficial interest outstanding - Note 4)	$13.87	$—

Class C Shares:
Net asset value and offering price per share * ($100,212,235 and $366,822,215 applicable to 7,166,143 and 27,578,627 shares of beneficial interest outstanding - Note 4)	$13.98	$13.30

Class I Shares:
Net asset value, offering and redemption price per share ($82,994,042 and $448,669,451 applicable to 5,971,197 and 33,671,609 shares of beneficial interest outstanding - Note 4)	$13.90	$13.32

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,748,947 and $30,021,647 applicable to 916,673 and 2,251,947 shares of beneficial interest outstanding - Note 4)	$13.91	$13.33

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    29

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2011

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,407,101 and $4,031,727 and net of paydown losses of $1,821,465 and $1,096,289)	$11,744,279	$50,192,610

EXPENSES:
Investment advisory fees (Note 3)	1,331,383	5,295,749
Administration fees (Note 3)
Class A Shares	230,566	593,296
Class B Shares	5,345	—
Class C Shares	119,074	372,160
Class I Shares	29,361	170,565
Class R3 Shares	15,405	28,679
Distribution and service fees (Note 3)
Class A Shares	461,133	1,186,590
Class B Shares	42,310	—
Class C Shares	475,060	1,493,298
Class R3 Shares	61,548	114,976
Transfer agent fees
Class A Shares	152,441	427,470
Class B Shares	9,531	—
Class C Shares	94,941	252,149
Class I Shares	32,832	205,122
Class R3 Shares	13,506	16,761
Registration and filing fees
Class A Shares	23,925	48,924
Class B Shares	18,551	—
Class C Shares	20,903	39,018
Class I Shares	24,215	42,872
Class R3 Shares	19,340	20,915
Custodian fees (Note 3)	79,068	157,778
Professional fees	36,097	48,082
Accounting fees	14,319	43,263
Trustee fees	9,048	25,770
Other expenses	45,389	145,903

Total Expenses	3,365,291	10,729,340
Less:
Expenses reimbursed by investment advisor (Note 3)	(39,446)	(95,373)
Fees paid indirectly (Note 3)	(27,167)	(2,642)

Net Expenses	3,298,678	10,631,325

Net Investment Income	$8,445,601	$39,561,285

30    Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2011

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$1,221,494	$11,878,682
Net change in unrealized appreciation (depreciation) on investments	(931,450)	(16,707,685)

Net Realized and Unrealized Gain (Loss)	290,044	(4,829,003)

Net Increase in Net Assets Resulting from Operations	$8,735,645	$34,732,282

See notes to financial statements.

Certified Annual Report    31

STATEMENTS OF CHANGES IN NET ASSETS

     Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$8,445,601	$8,134,424
Net realized gain (loss) on investments	1,221,494	399,593
Net unrealized appreciation (depreciation) on investments	(931,450)	4,944,595

Net Increase (Decrease) in Net Assets Resulting from Operations	8,735,645	13,478,612

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,372,127)	(4,787,505)
Class B Shares	(69,647)	(93,775)
Class C Shares	(2,517,254)	(2,336,691)
Class I Shares	(1,872,821)	(1,098,052)
Class R3 Shares	(347,035)	(281,351)
From realized gains
Class A Shares	—	(656,646)
Class B Shares	—	(24,928)
Class C Shares	—	(362,681)
Class I Shares	—	(121,390)
Class R3 Shares	—	(36,511)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	14,142,048	44,591,116
Class B Shares	(816,910)	(791,168)
Class C Shares	1,254,589	18,334,888
Class I Shares	27,792,691	30,071,156
Class R3 Shares	165,396	4,880,471

Net Increase in Net Assets	41,094,575	100,765,545

NET ASSETS:
Beginning of Year	362,138,854	261,373,309

End of Year	$403,233,429	$362,138,854

Undistributed net investment income	$715,121	$505,476

See notes to financial statements.

32    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

     Thornburg Limited Term Income Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$39,561,285	$29,111,142
Net realized gain (loss) on investments	11,878,682	6,846,697
Net unrealized appreciation (depreciation) on investments	(16,707,685)	29,472,905

Net Increase (Decrease) in Net Assets Resulting from Operations	34,732,282	65,430,744

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(16,646,234)	(13,393,395)
Class C Shares	(9,679,993)	(6,421,751)
Class I Shares	(13,126,192)	(8,976,616)
Class R3 Shares	(797,810)	(570,120)
From realized gains
Class A Shares	(1,414,228)	—
Class C Shares	(830,699)	—
Class I Shares	(945,122)	—
Class R3 Shares	(55,975)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	123,252,312	199,893,182
Class C Shares	110,921,477	131,265,249
Class I Shares	155,891,117	139,106,146
Class R3 Shares	11,342,497	7,986,395

Net Increase in Net Assets	392,643,432	514,319,834

NET ASSETS:
Beginning of Year	1,031,600,562	517,280,728

End of Year	$1,424,243,994	$1,031,600,562

Undistributed net investment income	$1,167,161	$469,534

See notes to financial statements.

Certified Annual Report     33

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has five classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3). The Fund no longer offers Class B shares for sale. The Income Fund currently offers four classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by a Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

Valuation Measurements: Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$37,879,289	$37,879,289	$—	$—
U.S. Government Agencies	83,370,957	—	80,518,002	2,852,955
Mortgage Backed	240,746,499	—	240,746,499	—

Total Investments in Securities	$361,996,745	$37,879,289	$321,264,501	$2,852,955

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

Beginning Balance 9/30/2010	$7,171,456
Accrued Discounts (Premiums)	2,890
Net Realized Gain (Loss)	1,701
Gross Purchases	—
Gross Sales	(102,854)
Change in Unrealized Appreciation (Depreciation)	(41,841)
Transfers into Level 3(a)	—
Transfers out of Level 3(a)	(4,178,397)

Ending Balance 9/30/2011(b)	$2,852,955

(a)	Transfers into and/or out of Level 3 were to/from Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.71% of Total Net Assets at the period ended September 30, 2011.

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
U.S. Treasury Securities	$17,784,463	$17,784,463	$—	$—
U.S. Government Agencies	40,268,327	—	37,653,118	2,615,209
Other Government	36,249,560	—	30,296,600	5,952,960
Mortgage Backed	180,067,793	—	180,067,793	—
Asset Backed Securities	122,228,748	—	112,196,748	10,032,000
Corporate Bonds	770,804,970	—	750,633,176	20,171,794
Convertible Bonds	7,480,000	—	7,480,000	—
Municipal Bonds	135,823,609	—	135,823,609	—
Short Term Investments	102,999,427	—	102,999,427	—

Total Investments in Securities	$1,413,706,897	$17,784,463	$1,357,150,471	$38,771,963

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

	Asset Backed	Corp. Bond	Other	Total
Beginning Balance 9/30/2010	$—	$12,470,892	$2,743,637	$15,214,529
Accrued Discounts (Premiums)	—	3,915	(63,897)	(59,982)
Net Realized Gain (Loss)	—	6,867	1,574	8,441
Gross Purchases	9,999,884	19,178,115	6,009,120	35,187,119
Gross Sales	—	(895,029)	(94,282)	(989,311)
Change in Unrealized Appreciation (Depreciation)	32,116	(118,774)	(27,983)	(114,641)
Transfers into Level 3(a)	—	1,996,700	—	1,996,700
Transfers out of Level 3(a)	—	(12,470,892)	—	(12,470,892)

Ending Balance 9/30/2011(b)	$10,032,000	$20,171,794	$8,568,169	$38,771,963

(a)	Transfers into and/or out of Level 3 were to/from Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 2.72% of Total Net Assets at the period ended September 30, 2011.

Other Notes: It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Funds recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2011.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Funds financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds tax returns remain subject to examination for three years after filing.

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $39,446 for the Class R3 shares, of the Government Fund and $15,384, $10,249, $213 and $69,527 for the Class A, C, I and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Funds that they earned net commissions of $0 and $1,527 from the sale of Class A shares of the Government Fund and Income Fund, and collected contingent deferred sales charges aggregating $16,670 and $62,144 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C, and Class R3, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statements of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2011, fees paid indirectly were $27,167 for the Government Fund and $2,642 for the Income Fund.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,089,014	$84,261,899	6,863,872	$94,820,720
Shares issued to shareholders in reinvestment of dividends	296,937	4,103,217	312,811	4,320,057
Shares repurchased	(5,376,288)	(74,223,068)	(3,954,815)	(54,549,661)

Net increase (decrease)	1,009,663	$14,142,048	3,221,868	$44,591,116

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

GOVERNMENT FUND

	$131,265,249	$131,265,249	$131,265,249	$131,265,249
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class B Shares
Shares sold	92,757	$1,288,851	112,354	$1,549,558
Shares issued to shareholders in reinvestment of dividends	4,432	61,084	7,093	97,704
Shares repurchased	(157,102)	(2,166,845)	(177,244)	(2,438,430)

Net increase (decrease)	(59,913)	$(816,910)	(57,797)	$(791,168)

Class C Shares
Shares sold	3,263,009	$45,521,197	3,854,657	$53,551,771
Shares issued to shareholders in reinvestment of dividends	132,767	1,845,636	140,523	1,952,489
Shares repurchased	(3,317,720)	(46,112,244)	(2,679,800)	(37,169,372)

Net increase (decrease)	78,056	$1,254,589	1,315,380	$18,334,888

Class I Shares
Shares sold	3,547,628	$49,190,355	3,198,552	$44,258,618
Shares issued to shareholders in reinvestment of dividends	104,011	1,438,003	56,148	776,441
Shares repurchased	(1,653,928)	(22,835,667)	(1,087,186)	(14,963,903)

Net increase (decrease)	1,997,711	$27,792,691	2,167,514	$30,071,156

Class R3 Shares
Shares sold	323,070	$4,463,372	565,861	$7,827,234
Shares issued to shareholders in reinvestment of dividends	24,162	333,959	22,746	314,344
Shares repurchased	(335,949)	(4,631,935)	(236,222)	(3,261,107)

Net increase (decrease)	11,283	$165,396	352,385	$4,880,471

INCOME FUND

	$131,265,249	$131,265,249	$131,265,249	$131,265,249
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	20,710,535	$276,339,436	21,879,703	$285,979,591
Shares issued to shareholders in reinvestment of dividends	1,106,507	14,704,071	831,439	10,905,086
Shares repurchased	(12,648,538)	(167,791,195)	(7,414,765)	(96,991,495)

Net increase (decrease)	9,168,504	$123,252,312	15,296,377	$199,893,182

Class C Shares
Shares sold	13,049,288	$173,595,727	12,001,955	$156,815,343
Shares issued to shareholders in reinvestment of dividends	570,537	7,571,261	339,961	4,453,016
Shares repurchased	(5,303,599)	(70,245,511)	(2,299,042)	(30,003,110)

Net increase (decrease)	8,316,226	$110,921,477	10,042,874	$131,265,249

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

INCOME FUND

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	21,300,995	$284,000,634	15,971,676	$209,108,311
Shares issued to shareholders in reinvestment of dividends	854,816	11,362,919	538,856	7,069,519
Shares repurchased	(10,513,149)	(139,472,436)	(5,881,124)	(77,071,684)

Net increase (decrease)	11,642,662	$155,891,117	10,629,408	$139,106,146

Class R3 Shares
Shares sold	1,524,111	$20,253,169	1,088,310	$14,252,821
Shares issued to shareholders in reinvestment of dividends	60,933	810,560	41,086	538,934
Shares repurchased	(731,735)	(9,721,232)	(517,688)	(6,805,360)

Net increase (decrease)	853,309	$11,342,497	611,708	$7,986,395

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $135,739,611 and $48,039,277, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $611,157,595 and $250,404,398, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$348,857,231	$1,384,011,719

Gross unrealized appreciation on a tax basis	$13,601,049	$45,657,406
Gross unrealized depreciation on a tax basis	(461,535)	(15,962,228)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,139,514	$29,695,178

Distributable ordinary income (tax basis)	$872,943	$3,860,028
Distributable capital gains (tax basis)	$—	$7,923,752

At September 30, 2011, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $868,115. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011

At September 30, 2011, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

As of September 30, 2011, the Income Fund had no capital loss carryforwards to offset future capital gains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Funds. Under the Act, future capital losses generated by the Funds, may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for each Fund’s fiscal year ending September 30, 2012.

In order to account for book/tax differences, the Government Fund decreased undistributed net investment loss by $1,942,928, decreased accumulated net realized gain by $1,942,363 and decreased net capital paid in on shares of beneficial interest by $565. Reclassifications result primarily from paydown gains (losses), which are recorded as an adjustment to interest income in the financial statements and as realized gains (losses) in the tax returns.

The Income Fund decreased distribution in excess of net investment loss by $1,386,571 and decreased accumulated net realized gain by $1,386,571. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from paydown gains (losses), which are recorded as an adjustment to interest income in the financial statements and as realized gains (losses) in the tax returns.

The tax character of distributions paid by the Government Fund for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$10,178,884	$8,597,413
Capital gains	—	1,202,117

Total Distributions	$10,178,884	$9,799,530

The tax character of the distributions paid by the Income Fund for the years ended September 30, 2011 and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$40,250,229	$29,361,882
Capital gains	3,246,024	—

Total Distributions	$43,496,253	$29,361,882

OTHER NOTES:

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    41

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42	0.90	0.89	0.90	2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81	0.93	0.92	0.93	4.69	16.01	$189,465
2009(b)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04	0.94	0.93	0.94	7.21	39.42	$142,872
2008(b)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39	0.95	0.93	0.95	5.75	19.61	$123,625
2007(b)	$12.75	0.40	0.23	0.63	(0.41)	—	(0.41)	$12.97	3.13	0.98	0.97	0.99	5.03	43.35	$91,561
Class B Shares
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13	2.20	2.19	2.20	1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65	2.11	2.11	2.11	3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96	2.01	2.01	2.04	6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08	2.26	2.25	2.26	4.37	19.61	$5,147
2007	$12.72	0.22	0.23	0.45	(0.23)	—	(0.23)	$12.94	1.73	2.40	2.39	2.63	3.55	43.35	$2,586
Class C Shares
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15	1.17	1.16	1.17	2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53	1.21	1.20	1.71	4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74	1.22	1.21	1.72	6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10	1.24	1.22	1.75	5.51	19.61	$63,998
2007	$12.83	0.37	0.22	0.59	(0.38)	—	(0.38)	$13.04	2.88	1.25	1.24	1.80	4.66	43.35	$25,566
Class I Shares
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71	0.57	0.57	0.57	2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09	0.60	0.59	0.60	5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31	0.66	0.66	0.67	7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68	0.66	0.64	0.67	6.06	19.61	$21,275
2007	$12.75	0.44	0.23	0.67	(0.45)	—	(0.45)	$12.97	3.45	0.68	0.67	0.74	5.35	43.35	$15,963
Class R3 Shares
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33	1.00	0.99	1.32	2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73	0.99	0.99	1.31	4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00	1.00	0.99	1.40	7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33	1.01	0.99	1.47	5.77	19.61	$6,367
2007	$12.76	0.40	0.22	0.62	(0.41)	—	(0.41)	$12.97	3.15	1.00	0.99	1.64	4.93	43.35	$4,398

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

42 Certified Annual Report	Certified Annual Report 43

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44	0.98	0.97	0.98	3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88	0.99	0.99	1.01	8.91	16.35	$459,532
2009(b)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04	0.99	0.99	1.04	13.05	45.31	$243,141
2008(b)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38	0.99	0.99	1.03	0.44	42.84	$134,372
2007(b)	$12.37	0.50	0.04	0.54	(0.51)	—	(0.51)	$12.40	4.07	1.00	0.99	1.08	4.43	41.55	$155,021
Class C Shares
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19	1.22	1.22	1.23	2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62	1.24	1.24	1.77	8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79	1.24	1.24	1.82	12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15	1.24	1.24	1.83	0.18	42.84	$57,114
2007	$12.35	0.47	0.03	0.50	(0.47)	—	(0.47)	$12.38	3.82	1.24	1.24	1.89	4.17	41.55	$40,769
Class I Shares
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79	0.63	0.63	0.63	3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22	0.64	0.64	0.64	9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39	0.66	0.66	0.68	13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72	0.66	0.66	0.67	0.77	42.84	$118,222
2007	$12.37	0.54	0.04	0.58	(0.55)	—	(0.55)	$12.40	4.39	0.67	0.67	0.72	4.76	41.55	$103,530
Class R3 Shares
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42	0.99	0.99	1.29	3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89	0.99	0.99	1.35	8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08	0.99	0.99	1.48	13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42	0.99	0.99	1.52	0.44	42.84	$9,712
2007	$12.38	0.50	0.03	0.53	(0.51)	—	(0.51)	$12.40	4.09	0.99	0.99	1.71	4.34	41.55	$6,191

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44 Certified Annual Report	Certified Annual Report 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

46    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period 4/1/11–9/30/11
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,030.70	$4.53
Hypothetical*	$1,000.00	$1,020.60	$4.51
Class B Shares
Actual	$1,000.00	$1,023.80	$11.37
Hypothetical*	$1,000.00	$1,013.83	$11.31
Class C Shares
Actual	$1,000.00	$1,028.50	$5.94
Hypothetical*	$1,000.00	$1,019.22	$5.91
Class I Shares
Actual	$1,000.00	$1,032.50	$2.85
Hypothetical*	$1,000.00	$1,022.26	$2.84
Class R3 Shares
Actual	$1,000.00	$1,030.20	$5.04
Hypothetical*	$1,000.00	$1,020.10	$5.01
Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,029.30	$5.00
Hypothetical*	$1,000.00	$1,020.14	$4.98
Class C Shares
Actual	$1,000.00	$1,028.10	$6.26
Hypothetical*	$1,000.00	$1,018.90	$6.23
Class I Shares
Actual	$1,000.00	$1,031.20	$3.19
Hypothetical*	$1,000.00	$1,021.93	$3.18
Class R3 Shares
Actual	$1,000.00	$1,029.30	$5.04
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.89%; B: 2.24%; C: 1.17%; I: 0.56%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.23%; I: 0.63%; R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    47

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund versus Barclays Capital Intermediate Government Bond Index and Consumer Price Index (November 16, 1987 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (11/16/87)	1.14%	4.75%	4.01%	5.77%
B Shares (11/1/02)	-3.66%	3.40%	—	2.66%
C Shares (9/1/94)	1.81%	4.76%	3.86%	4.84%
I Shares (7/5/96)	2.99%	5.38%	4.48%	5.41%
R3 Shares (7/1/03)	2.56%	4.99%	—	3.62%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares or Class R3 shares.

48    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund versus Barclays Capital Intermediate Government/Credit Bond Index

and Consumer Price Index (October 1, 1992 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (10/1/92)	1.67%	5.59%	4.68%	5.57%
C Shares (9/1/94)	2.44%	5.65%	4.55%	5.39%
I Shares (7/5/96)	3.55%	6.26%	5.18%	5.96%
R3 Shares (7/1/03)	3.17%	5.90%	—	4.41%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50% . Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares or Class R3 shares.

Certified Annual Report    49

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

50    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    51

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Funds are two of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

52    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Thornburg Limited Term Income Fund of $3,246,024 are designated as long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees reviewed information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s

Certified Annual Report     53

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of U.S. government obligation mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or were comparable to the average returns of the category in all of the preceding ten calendar years. Other noted quantitative data showed that the Fund’s investment returns fell at or within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell in the top decile for the one-year period and within the top quintile of the second category for the three-year and five-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of U.S. government obligation mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management charged to the Fund was comparable to the median and average fee levels for one fund group and also comparable to the median and average levels for the second group, and that the overall expense ratio for the Fund was comparable to the median and average expense ratio for the first group and slightly higher than the median and comparable to the average ratios for the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion

54    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2010 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of taxable fixed-income mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the eleven most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in most years, that the Fund’s investment return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s return had exceeded or been comparable to the average return of the category in all of the preceding ten calendar years. Noted quantitative data further showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell within or near the top decile of the second category for the same periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures had continued to fulfill expectations in current conditions.

Certified Annual Report    55

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2011 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of fixed income mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for one fund group and slightly higher than the median and average levels for the second group, and that the overall expense ratio for the Fund was slightly higher than the median expense ratios for both groups and comparable to the average ratios for the groups. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Certified Annual Report     57

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

58    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    59

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH076

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays Capital U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Portfolio Overview

Thornburg Strategic Income Fund

CO-PORTFOLIO MANAGERS

Jason Brady, CFA, and George Strickland

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.35% , as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.25%.

Many investors are in need of significant income and typically turn to “high yield” funds to find notable dividends. The simple yield statistic is potentially quite misleading. At Thornburg Investment Management, we believe we have a better income-generation mousetrap in the form of our Strategic Income Fund, which has a goal of high income, without resorting solely to the below investment grade portion of the taxable fixed income universe.

The idea behind this fund is that “high-yield,” in the context of a fund type, is not an investment goal but an asset type. Most taxable high-yield funds are solely focused on below investment grade corporate bonds. This focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in multiple investment climates. Below investment grade corporate bonds represent less than 2% of the total taxable investment universe. There is no reason to ignore huge chunks of the market merely because they do not have a very low credit quality; in fact, quite the opposite. By sifting

QUARTERLY DIVIDEND HISTORY

Class A

Year	Q1		Q2		Q3		Q4		Total
2008	15.2	¢	18.3	¢	19.0	¢	20.5	¢	73.0	¢
2009	17.0	¢	19.0	¢	20.7	¢	22.0	¢	78.7	¢
2010	18.8	¢	20.5	¢	19.8	¢	22.0	¢	81.1	¢
2011	17.8	¢	19.0	¢	20.3	¢

30-DAY YIELDS, Class A

As of 9/30/11

SEC Yield	6.20%
Annualized Distribution Yield	6.81%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 5.50% and the Annualized Distribution Yield would have been 6.13%.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/19/07)
Without sales charge	4.78%	12.36%	7.54%
With sales charge	0.08%	10.64%	6.25%
Barclays U.S. Universal Index (Since 12/19/07)	4.77%	8.17%	6.43%
Blended Index (Since 12/19/07)	3.52%	6.76%	4.21%

Blended Index: 80% Barclays Capital Aggregate Bond Index/20% MSCI World Index

4    This page is not part of the Annual Report.

through the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this is likely to lead to a more stable fund with a robust yield.

This is the reason that our Strategic Income Fund has a much larger purview than a typical “high-yield” fund. Though we are currently focused on corporate bonds, that focus is a result of our belief that corporate balance sheets are currently the most attractive bond investment. Given the choice between government bonds, asset-backed bonds (mortgages, commercial mortgage, auto loans, etc.) and corporate bonds, we’re skewing towards corporates.

The Thornburg Strategic Income Fund even has a small allocation to equity securities. As such, the occasional “bond-like equity,” which typically exhibits little growth but potentially terrific income generation, is attractive. While adding equities to what is primarily a bond fund can add volatility (which we work hard to mitigate), we can find no good reason why we should ignore an asset class that can potentially be another diverse source of income for the Fund. Thornburg Investment Management has always tried to “go where the value is.” It is a mantra of ours across our Funds, regardless of the asset classes in which we invest.

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Fixed Income Statistics		Equity Statistics
Weighted Average Coupon	7.1%	Portfolio P/E (12-mo. trailing)	6.2

Average Maturity	7.1 yrs	Median Market Cap	$13.1 B

Effective Duration	3.3 yrs	Equity & Pref. Equity Holdings	24

Bond Holdings	234

PORTFOLIO COMPOSITION

As of 9/30/11

CREDIT QUALITY SUMMARY

As of 9/30/11

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

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Thornburg Strategic Income Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Jason H. Brady, CFA Co-Portfolio Manager

October 17, 2011

Dear Fellow Shareholder:

We are happy to present the Annual Report for the Thornburg Strategic Income Fund for the
fiscal year ended September 30, 2011. The net asset value (NAV) of a Class A share of the
Fund decreased $0.49 to $11.86 over the course of the past year. This decrease in NAV includes capital gains distributions of 28 cents per share, paid to shareholders in November
2010. If you were invested for the entire fiscal year, you received additional dividends of 79.1 cents per share. If you reinvested your dividends, you received 80.9 cents per share. Dividends per share were lower for Class C and higher for Class I shares to account for varying class-
specific expenses. Please examine the balance of this Annual Report for more detailed information.

George Strickland Co-Portfolio Manager

Since the Fund’s inception nearly four years ago, we have been navigating an environment of very high volatility in both the global fixed income and equity marketplaces. In spite of that, the Fund has continued to achieve its primary goal: a high income stream. Going forward, we will continue to strive to achieve that goal through our investments in a diverse variety of assets across the globe, despite, or perhaps because of, our belief that market volatility will continue.

Including income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 4.78% (at NAV) over the course of the past year. A blended index of 80% of the Barclays Capital Aggregate Bond Index and 20% of the MSCI World Index produced a 3.52% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. Corporate High-Yield Index produced a 4.77% and 1.79% total return respectively. These indices reflect no deduction for fees, expenses, or taxes.

The total return of the Fund was largely driven by the income from our investments in corporate bonds, and to a lesser extent income producing equities, currency movements and other fixed income instruments. Credit spread tightening occurred early in the year but was more than undone in August and September. This has provided additional opportunity in “risk assets” (defined as anything other than U.S. Treasuries, interestingly). As an example, we had been cautious about the market’s sanguinity around the potential for a stronger dollar and the most recent dollar strength has given us a good entry point for a few non-dollar investments. Even so, the fund has only about 10% invested in assets denominated in something other than the U.S. dollar.

Certified Annual Report    7

Letter to Shareholders,

Continued

The current economic environment is still difficult, with continued uncertainty around the shape of any potential recovery. We have been believers in a slow, halting recovery, mostly due to the large debt burdens of most developed market economies. These debt burdens, while at record lows within the corporate sector, and increasingly under control for many individuals, remain quite daunting for many governments. The global investment scope of the Fund does give us freedom to pursue many different types of opportunity, though similar challenges to the ones that exist in the U.S. remain in many areas such as the U.K., developed Europe and Japan. Emerging markets may provide an engine for global growth, but those economies still remain tied to developed markets.

Last year we wrote, “Because we believe that spread tightening is largely at an end, performance from fixed income will continue to come from the income qualities of those investments versus a potential for capital appreciation.” This largely turned out to be the case, but there has recently been some risk aversion that has widened spreads to a notable degree. We have added to a variety of investments and remain opportunistic on market weakness.

We believe that income producing assets will continue to be in high demand going forward, and we are happy to be in a position to provide that income. The Fund’s strategy to achieve income from a variety of different sources we believe will be a source of strength and total return over time. In short, selectively investing in a range of interesting global assets while keeping an eye on income production is a mindset that we believe will serve our shareholders well.

Thank you very much for investing in our Fund. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments.

Regards,

Jason H. Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2011

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Utilities	11.5%	Semiconductors & Semiconductor Equipment	0.9%
Energy	9.4%	Pharmaceuticals, Biotechnology & Life Sciences	0.7%
Transportation	7.6%	Consumer Services	0.7%
Insurance	7.2%	Consumer Durables & Apparel	0.6%
Telecommunication Services	6.3%	Retailing	0.5%
Banks	6.1%	Food & Staples Retailing	0.4%
Diversified Financials	5.2%	Commercial & Professional Services	0.3%
Capital Goods	3.7%	Other Non-Classified Securities:
Food, Beverage & Tobacco	3.1%	Asset Backed Securities	7.3%
Media	2.8%	Municipal Bonds	4.1%
Software & Services	2.7%	Other Securities	0.8%
Miscellaneous	2.5%	U.S. Treasury Securities	0.7%
Real Estate	2.1%	U.S. Government Agencies	0.4%
Materials	2.1%	Other Government	0.3%
Health Care Equipment & Services	1.9%	Other Assets & Cash Equivalents	7.2%
Technology Hardware & Equipment	0.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11

United States	70.1%	Russia	0.5%
Australia	3.1%	Italy	0.4%
Canada	2.3%	Czech Republic	0.4%
Bermuda	2.0%	Trinidad and Tobago	0.4%
Brazil	1.9%	Germany	0.4%
Cayman Islands	1.9%	Iceland	0.3%
United Kingdom	1.5%	Indonesia	0.3%
Spain	1.5%	Belgium	0.1%
Netherlands	1.0%	Chile	0.1%
Norway	1.0%	Switzerland	0.1%
Luxembourg	0.9%	Singapore	0.1%
Japan	0.7%	China*	0.0%
South Korea	0.7%	Greece*	0.0%
United Arab Emirates	0.6%	Other Assets & Cash Equivalents	7.2%
Mexico	0.5%

*	Country percentages were less than 0.1%

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 4.16%

CONSUMER SERVICES — 0.03%
HOTELS, RESTAURANTS & LEISURE — 0.03%
OPAP SA	8,300	$84,511

		84,511

DIVERSIFIED FINANCIALS — 0.56%
CAPITAL MARKETS — 0.39%
Apollo Investment Corp.	168,060	1,263,811
DIVERSIFIED FINANCIAL SERVICES — 0.17%
KKR Financial Holdings LLC	73,000	542,390

		1,806,201

ENERGY — 0.72%
ENERGY EQUIPMENT & SERVICES — 0.40%
Seadrill Ltd.	46,100	1,291,092
OIL, GAS & CONSUMABLE FUELS — 0.32%
Eni S.p.A.	58,500	1,036,123

		2,327,215

INSURANCE — 0.07%
INSURANCE — 0.07%
Swiss Re Ltd.	4,400	206,408

		206,408

REAL ESTATE — 1.73%
REAL ESTATE INVESTMENT TRUSTS — 1.73%
Annaly Capital Management, Inc.	101,900	1,694,597
Chimera Investment Corp.	770,900	2,135,393
Invesco Mortgage Capital, Inc.	123,500	1,745,055

		5,575,045

TELECOMMUNICATION SERVICES — 0.84%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.72%
France Telecom SA	26,900	443,283
Telefonica SA	21,500	415,507
Telstra Corp. Ltd.	483,000	1,448,937
WIRELESS TELECOMMUNICATION SERVICES — 0.12%
Mobistar SA	7,000	402,796

		2,710,523

UTILITIES — 0.21%
ELECTRIC UTILITIES — 0.21%
E.ON AG	13,100	287,042
Enel S.p.A.	87,856	391,016

		678,058

TOTAL COMMON STOCK (Cost $16,368,710)		13,387,961

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
PREFERRED STOCK — 3.10%
BANKS — 1.23%
COMMERCIAL BANKS — 0.25%
Huntington Bancshares Pfd, 8.50%	750	$797,625
Webster Financial Corp. Pfd Series A, 8.50%	15	15,094
THRIFTS & MORTGAGE FINANCE — 0.98%
Falcons Funding Trust I Pfd, 8.875%	3,000	3,138,750

		3,951,469

DIVERSIFIED FINANCIALS — 0.20%
DIVERSIFIED FINANCIAL SERVICES — 0.20%
Bank of America Corp. Pfd, 8.00%	750,000	637,612

		637,612

FOOD, BEVERAGE & TOBACCO — 0.17%
FOOD PRODUCTS — 0.17%
H.J. Heinz Finance Co. Pfd, 8.00%	5	535,938

		535,938

MISCELLANEOUS — 0.36%
U.S. GOVERNMENT AGENCIES — 0.36%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,154,687

		1,154,687

REAL ESTATE — 0.38%
REAL ESTATE INVESTMENT TRUSTS — 0.38%
Alexandria Real Estate Pfd, 7.00%	50,000	1,212,500

		1,212,500

TECHNOLOGY HARDWARE & EQUIPMENT — 0.25%
COMMUNICATIONS EQUIPMENT — 0.25%
Lucent Technologies Capital Trust I Pfd, 7.75%	1,000	825,000

		825,000

UTILITIES — 0.51%
MULTI-UTILITIES — 0.51%
Centerpoint Energy, Inc. Pfd, 7.5%	50,000	1,650,000

		1,650,000

TOTAL PREFERRED STOCK (Cost $9,661,614)		9,967,206

ASSET BACKED SECURITIES — 7.28%
BANKS — 0.60%
COMMERCIAL BANKS — 0.60%
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 2.739%, 2/25/2035	$380,282	44,004
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 3.523%, 3/25/2035	381,761	53,036
Wells Fargo MBS Series 2003-7 Class A2, 4.50%, 8/25/2018	1,793,338	1,822,801

		1,919,841

DIVERSIFIED FINANCIALS — 2.24%
CAPITAL MARKETS — 0.66%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.60%, 8/25/2033	571,113	408,501

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	$21,437	$21,526
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	1,258	1,260
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	2,023	2,023
Merrill Lynch Mtg Investors Trust, 2.611%, 8/25/2034	334,397	257,781
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	1,717	1,718
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	9,240	9,246
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	12,057	12,082
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.555%, 11/25/2035	1,797,544	1,411,142
CONSUMER FINANCE — 0.50%
SLM Student Loan Trust Series 2004-B Class A3, 0.677%, 3/15/2024	2,000,000	1,595,249
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.139%, 12/20/2036	955,890	170,539
Banc of America Mtg Services Series 2005-A Class B1, 3.246%, 2/25/2035	923,017	371,128
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 2.887%, 3/25/2034	181,279	146,707
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	47,386	47,315
Countrywide Series 2005-11 Class AF3, 4.778%, 2/25/2036	921,753	720,454
Countrywide Series 2006-15 Class A6, 5.826%, 10/25/2046	399,624	281,472
JPMorgan Mortgage Acquisition Corp. Series 2006-CH1 Class A4, 0.375%, 7/25/2036	1,645,000	1,195,515
JPMorgan Series 2007-CH5 Class A2, 0.285%, 5/25/2037	577,176	552,502

		7,206,160

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.80%
BIOTECHNOLOGY — 0.62%
[a]JPR Royalty LLC, 14.00%, 12/1/2020	2,000,000	2,000,000
PHARMACEUTICALS — 0.18%
[b]QHP PhaRMA, 10.25%, 3/15/2015	576,339	586,166

		2,586,166

REAL ESTATE — 3.01%
REAL ESTATE INVESTMENT TRUSTS — 3.01%
Residential Asset Securities Corporation, 0.385%, 6/25/2036	2,258,150	1,974,393
Bayview Financial Acquisition Trust, 0.917%, 4/28/2039	4,000,000	2,533,420
New Century Home Equity Loan Trust, 0.665%, 6/25/2035	2,000,000	1,607,782
Structured Asset Investment Loan Trust, 1.195%, 8/25/2033	1,828,512	1,569,701
[a]AH Mortgage Advance Trust, 6.90%, 9/15/2043	2,000,000	2,006,400

		9,691,696

TECHNOLOGY HARDWARE & EQUIPMENT — 0.63%
COMMUNICATIONS EQUIPMENT — 0.63%
[b]Richland Towers, 7.87%, 3/15/2041	2,000,000	2,046,578

		2,046,578

TOTAL ASSET BACKED SECURITIES (Cost $25,571,411)		23,450,441

CORPORATE BONDS — 59.98%
BANKS — 4.28%
COMMERCIAL BANKS — 3.30%
[b,c]Banco do Brasil SA, 5.875%, 1/26/2022	1,000,000	952,500
[b,c]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	1,007,500
[b,c]DBS Bank Ltd., 5.125%, 5/16/2017	200,000	203,538
[b,c,d,e]Islandsbanki, 4.41%, 10/15/2008	60,000	15,600
[b,c,d,e]Landsbanki Islands HF, 5.73%, 8/25/2009	175,000	12,250
National City Bank Floating Rate Note, 0.703%, 6/7/2017	1,000,000	915,629

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
[b]PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	$500,000	$514,800
Provident Bank of Maryland, 9.50%, 5/1/2018	1,500,000	1,748,971
[b,c]Santander Issuances, 6.50%, 8/11/2019	1,000,000	922,688
[c]Shinhan Bank, 6.819%, 9/20/2036	100,000	92,864
Sovereign Bank, 5.125%, 3/15/2013	100,000	100,884
Susquehanna Capital II, 11.00%, 3/23/2040	1,000,000	1,025,000
[b]Webster Bank, 5.875%, 1/15/2013	2,000,000	2,042,258
Whitney National Bank, 5.875%, 4/1/2017	1,000,000	1,056,361
THRIFTS & MORTGAGE FINANCE — 0.98%
[b,c]Northern Rock Asset Management plc, 5.625%, 6/22/2017	3,000,000	3,168,627

		13,779,470

CAPITAL GOODS — 3.65%
BUILDING PRODUCTS — 0.37%
Owens Corning, Inc., 9.00%, 6/15/2019	1,000,000	1,180,685
INDUSTRIAL CONGLOMERATES — 1.89%
General Electric Capital Corp., 0.491%, 6/20/2014	1,000,000	958,074
[b,c]Hutchison Whampoa International (10) Ltd., 6.00%, 12/29/2049	2,000,000	1,915,000
Otter Tail Corp., 9.00%, 12/15/2016	3,000,000	3,232,500
MACHINERY — 0.64%
Case New Holland, Inc., 7.75%, 9/1/2013	1,000,000	1,042,500
SPX Corp., 6.875%, 9/1/2017	1,000,000	1,025,000
TRADING COMPANIES & DISTRIBUTORS — 0.75%
[b,f]Aviation Capital Group, 6.75%, 4/6/2021	2,500,000	2,405,275

		11,759,034

COMMERCIAL & PROFESSIONAL SERVICES — 0.31%
COMMERCIAL SERVICES & SUPPLIES — 0.31%
Corrections Corp. of America, 6.25%, 3/15/2013	1,000,000	1,000,000

		1,000,000

CONSUMER DURABLES & APPAREL — 0.58%
HOUSEHOLD DURABLES — 0.58%
[f]FGI Operating Co., Inc., 10.25%, 8/1/2015	1,800,000	1,872,000

		1,872,000

CONSUMER SERVICES — 0.61%
HOTELS, RESTAURANTS & LEISURE — 0.61%
[b]Sizzling Platter LLC, 12.25%, 4/15/2016	2,000,000	1,970,000

		1,970,000

DIVERSIFIED FINANCIALS — 2.45%
CAPITAL MARKETS — 0.64%
[b,c]Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,082,774
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	1,000,000	975,000
CONSUMER FINANCE — 1.37%
North Fork Bancorp, Inc., 5.875%, 8/15/2012	1,000,000	1,015,932
SLM Corp., 6.25%, 1/25/2016	1,000,000	981,534
TMX Finance LLC, 13.25%, 7/15/2015	1,000,000	1,075,000
[b]TMX Finance LLC/TitleMax Finance, 13.25%, 7/15/2015	1,250,000	1,343,750

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.44%
[b]Citicorp, 8.04%, 12/15/2019	$250,000	$286,469
Citigroup, Inc., 5.00%, 9/15/2014	750,000	735,569
[a]Counts Series 1998 II-A, 6.67%, 2/15/2018	190,040	179,778
[c]Korea Development Bank, 5.30%, 1/17/2013	200,000	206,883

		7,882,689

ENERGY — 8.16%
ENERGY EQUIPMENT & SERVICES — 0.99%
[b,c]RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	2,000,000	2,095,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	1,000,000	1,081,117
OIL, GAS & CONSUMABLE FUELS — 7.17%
Black Elk Energy Offshore, 13.75%, 12/1/2015	2,000,000	1,990,000
[b,c]Bumi Capital PTE Ltd., 12.00%, 11/10/2016	1,000,000	970,000
[b]DCP Midstream LLC, 9.75%, 3/15/2019	500,000	665,297
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	567,318
Energy Transfer Partners LP, 9.70%, 3/15/2019	1,500,000	1,856,913
Enterprise Products Operating LP, 7.034%, 1/15/2068	2,000,000	2,027,500
[b,c]Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,044,967
[b]Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	918,800	993,168
Niska Gas Storage, 8.875%, 3/15/2018	2,000,000	1,980,000
[b]Northern Tier Energy LLC, 10.50%, 12/1/2017	1,500,000	1,560,000
[b,c]Odebrecht Drill VIII/IX, 6.35%, 6/30/2021	2,000,000	1,980,000
[b,c]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,182,500
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,276,179
[b]QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2018	2,000,000	1,800,000
Raam Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,040,000
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,161,636

		26,271,595

FOOD, BEVERAGE & TOBACCO — 1.25%
BEVERAGES — 0.17%
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	548,750
FOOD PRODUCTS — 0.72%
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	333,612
[b]Harmony Foods Corp., 10.00%, 5/1/2016	2,000,000	1,990,000
TOBACCO — 0.36%
Lorillard Tobacco Co, 8.125%, 6/23/2019	1,000,000	1,171,507

		4,043,869

HEALTH CARE EQUIPMENT & SERVICES — 1.90%
HEALTH CARE PROVIDERS & SERVICES — 1.27%
[b]Aurora Diagnostics Holdings LLC, 10.75%, 1/15/2018	1,000,000	970,000
[b]Fresenius Medical Care, 6.50%, 9/15/2018	500,000	507,500
Prospect Medical Holdings, Inc., 12.75%, 7/15/2014	2,500,000	2,625,000
HEALTH CARE TECHNOLOGY — 0.63%
Merge Healthcare, Inc., 11.75%, 5/1/2015	2,000,000	2,030,000

		6,132,500

INSURANCE — 6.71%
INSURANCE — 6.71%
[b]Forethought Financial Group, 8.625%, 4/15/2021	2,000,000	2,059,264

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
[b]International Lease Finance Corp., 6.50%, 9/1/2014	$2,000,000	$2,000,000
International Lease Finance Corp., 5.75%, 5/15/2016	500,000	444,407
[b]National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,356,282
Northwind Holdings LLC, 1.106%, 12/1/2037	1,437,500	1,116,521
[b,c]Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	2,076,807
[b]Oil Insurance Ltd., 3.351%, 12/29/2049	1,000,000	937,400
[b]Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	738,217
[b,c]QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	903,682
[b,c]QBE Insurance Group Ltd., 5.647%, 7/1/2023	2,500,000	2,348,295
[b,c]Swiss Re Capital I LP, 6.854%, 5/29/2049	2,000,000	1,818,960
Unum Group, 7.125%, 9/30/2016	500,000	576,141
[b,c]White Mountains RE Group, 7.506%, 5/29/2049	2,150,000	1,972,990
Willis North America, Inc., 7.00%, 9/29/2019	1,286,000	1,487,654
[b]ZFS Finance USA Trust II, 6.45%, 12/15/2065	2,000,000	1,760,000

		21,596,620

MATERIALS — 1.35%
CONTAINERS & PACKAGING — 0.63%
[b,g]Sealed Air Corp., 8.125%, 9/15/2019	2,000,000	2,020,000
METALS & MINING — 0.54%
[c]ArcelorMittal, 9.85%, 6/1/2019	1,000,000	1,133,071
[b,c]Posco, 8.75%, 3/26/2014	500,000	565,002
[c]Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	54,161
MISCELLANEOUS — 0.18%
[b,c]Anglo American Capital, 9.375%, 4/8/2014	500,000	580,841

		4,353,075

MEDIA — 2.17%
MEDIA — 2.17%
DISH DBS Corp., 6.625%, 10/1/2014	2,000,000	2,022,500
[b]Friendfinder Networks, 14.00%, 9/30/2013	578,685	578,685
[b]Proquest LLC, 9.00%, 10/15/2018	2,000,000	1,835,000
Washington Post Co., 7.25%, 2/1/2019	500,000	608,322
[b]WM Finance Corp., 9.50%, 6/15/2016	1,000,000	1,012,500
[b]WM Finance Corp., 11.50%, 10/1/2018	1,000,000	920,000

		6,977,007

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.74%
PHARMACEUTICALS — 0.74%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	1,000,000	1,010,000
KV Pharmaceutical Co., 12.00%, 3/15/2015	2,000,000	1,370,000

		2,380,000

RETAILING — 0.47%
INTERNET & CATALOG RETAIL — 0.16%
Ticketmaster, 10.75%, 8/1/2016	500,000	525,000
MULTILINE RETAIL — 0.31%
[b,c]Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,000,000	985,000

		1,510,000

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.89%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.89%
KLA Tencor Corp., 6.90%, 5/1/2018	$1,000,000	$1,142,648
MEMC Electronics Materials, Inc., 7.75%, 4/1/2019	2,000,000	1,710,000

		2,852,648

SOFTWARE & SERVICES — 1.74%
INFORMATION TECHNOLOGY SERVICES — 0.29%
[b]Igate Corp., 9.00%, 5/1/2016	1,000,000	930,000
INTERNET SOFTWARE & SERVICES — 1.14%
[b,c]EAccess Ltd., 8.25%, 4/1/2018	1,000,000	915,000
EarthLink, Inc., 8.875%, 5/15/2019	2,000,000	1,755,000
SSI Investment II/CP-ISSR LLC, 11.125%, 6/1/2018	1,000,000	995,000
SOFTWARE — 0.31%
Aspect Software, Inc., 10.625%, 5/15/2017	1,000,000	1,005,000

		5,600,000

TECHNOLOGY HARDWARE & EQUIPMENT — 0.65%
COMMUNICATIONS EQUIPMENT — 0.32%
[b]Brightstar Corp., 9.50%, 12/1/2016	1,000,000	1,020,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.33%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,077,223

		2,097,223

TELECOMMUNICATION SERVICES — 5.41%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.29%
Centurylink, Inc., 6.45%, 6/15/2021	2,000,000	1,853,232
Frontier Communications, 8.25%, 4/15/2017	1,000,000	970,000
Global Crossing Ltd., 12.00%, 9/15/2015	1,000,000	1,133,750
[b]Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	950,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	1,500,000	1,481,250
[g]Qwest Corp., 6.75%, 12/1/2021	2,000,000	1,955,000
Qwest Corp., 8.875%, 3/15/2012	633,000	654,364
Qwest Corp., 8.375%, 5/1/2016	500,000	548,750
[c]Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,025,240
WIRELESS TELECOMMUNICATION SERVICES — 2.12%
[b]CC Holdings GS V LLC/Crown Castle Intl. Corp., 7.75%, 5/1/2017	1,500,000	1,597,500
[b,c]Digicel SA, 12.00%, 4/1/2014	500,000	547,500
[b,c]Vimpelcom, 8.25%, 5/23/2016	500,000	478,750
[b,c]Vimpelcom Holdings, 7.504%, 3/1/2022	2,000,000	1,610,000
[b]WCP Wireless Site Fund, 6.829%, 11/15/2040	2,500,000	2,602,685

		17,408,021

TRANSPORTATION — 6.19%
AIRLINES — 5.92%
[b,c]Air Canada, 9.25%, 8/1/2015	2,000,000	1,900,000
American Airlines, 10.375%, 7/2/2019	1,275,581	1,390,383
American Airlines, Inc., 13.00%, 8/1/2016	745,498	775,318
American Airlines, Inc., 10.50%, 10/15/2012	2,000,000	2,022,500
Continental Airlines, 6.90%, 7/2/2018	1,488,087	1,443,445
Continental Airlines, 7.02%, 5/1/2017	1,338,923	1,301,018

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
[b]Jet Equipment Trust, 9.41%, 12/15/2013	$1,431,681	$1,288,513
[a]JetBlue Airways Corp., 0.476%, 1/2/2014	2,000,000	1,830,000
United Airlines, Inc., 12.75%, 7/15/2012	491,040	514,364
[b]United Airlines, Inc., 9.875%, 8/1/2013	1,800,000	1,840,500
United Airlines, Inc., 10.40%, 5/1/2018	1,818,241	1,963,700
US Airways, 6.25%, 4/22/2023	2,000,000	1,800,000
US Airways, 7.076%, 9/20/2022	1,071,305	1,007,027
MARINE — 0.27%
[b]Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	937,056	860,573

		19,937,341

UTILITIES — 10.47%
ELECTRIC UTILITIES — 5.18%
Alabama Power Capital Trust V, 3.346%, 10/1/2042	700,000	690,872
[b,c]Centrais Eletricas DO PA, 10.50%, 6/3/2016	2,000,000	1,990,000
Comed Financing III, 6.35%, 3/15/2033	1,500,000	1,266,302
Commonwealth Edison, 6.15%, 3/15/2012	300,000	306,944
[b,c]Dubai Electricity & Water, 6.375%, 10/21/2016	1,000,000	1,027,500
[b]Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,071,734
[b,c]Enel Finance International S.A., 6.25%, 9/15/2017	1,000,000	1,009,916
Metropolitan Edison, 7.70%, 1/15/2019	250,000	316,412
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,384,675
Public Service Co. of New Mexico, 7.95%, 5/15/2018	1,325,000	1,520,322
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,039,940
[b,c]Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,065,000
GAS UTILITIES — 0.85%
[b]Source Gas LLC., 5.90%, 4/1/2017	1,000,000	1,040,620
Southern Union Co., 7.20%, 11/1/2066	2,000,000	1,690,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.96%
[b,c]Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	1,960,000
[b]Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,000,000	1,830,000
[a,b]Midland Cogen Venture, 6.00%, 3/15/2025	2,000,000	2,020,000
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	488,750
MULTI-UTILITIES — 2.48%
Amerenenergy Generating Co., 7.00%, 4/15/2018	1,000,000	1,012,500
Black Hills Corp., 9.00%, 5/15/2014	500,000	575,894
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,331,088
[b]Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,097,765
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,315,589
Sempra Energy, 9.80%, 2/15/2019	250,000	349,864
[b]Texas-New Mexico Power, 9.50%, 4/1/2019	1,000,000	1,312,949

		33,714,636

TOTAL CORPORATE BONDS (Cost $186,106,602)		193,137,728

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 4.00%
DIVERSIFIED FINANCIALS — 1.41%
CAPITAL MARKETS — 0.68%
[b]Apollo Investment Corp., 5.75%, 1/15/2016	$1,500,000	$1,320,000
[b]Hercules Technology, 6.00%, 4/15/2016	1,000,000	866,250
DIVERSIFIED FINANCIAL SERVICES — 0.73%
[b]ICAHN Enterprise LP, 4.00%, 8/15/2013	2,000,000	1,857,600
KKR Financial Holdings LLC, 7.00%, 7/15/2012	475,000	486,875

		4,530,725

ENERGY — 0.54%
OIL, GAS & CONSUMABLE FUELS — 0.54%
SunPower Corp., 4.75%, 4/15/2014	2,000,000	1,740,000

		1,740,000

FOOD, BEVERAGE & TOBACCO — 0.53%
BEVERAGES — 0.53%
Central European Distribution Corp., 3.00%, 3/15/2013	2,500,000	1,712,500

		1,712,500

MATERIALS — 0.72%
CONSTRUCTION MATERIALS — 0.22%
[c]Cemex SAB de CV, 4.875%, 3/15/2015	1,500,000	710,625
METALS & MINING — 0.50%
[b,c]Jaguar Mining, Inc., 4.50%, 11/1/2014	2,000,000	1,625,000

		2,335,625

SOFTWARE & SERVICES — 0.54%
SOFTWARE — 0.54%
THQ, Inc., 5.00%, 8/15/2014	2,000,000	1,727,500

		1,727,500

TRANSPORTATION — 0.26%
MARINE — 0.26%
[b,f]Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	1,000,000	837,500

		837,500

TOTAL CONVERTIBLE BONDS (Cost $14,518,500)		12,883,850

MUNICIPAL BONDS — 4.12%
California Health Facilities Financing Authority (Developmental Disabilities-B), 7.875%, 2/1/2026	1,940,000	2,282,022
Los Angeles California Municipal Improvement Corp. Lease Revenue (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,160,775
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	90,000	90,146
[b]Midwest Family Housing, 5.168%, 7/1/2016	770,000	763,463
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,081,080
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	924,300
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,522,665
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,140,540
San Marcos California Redevelopment Agency Tax Allocation, 6.125%, 10/1/2018	1,000,000	1,050,420

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
Texas State Public Finance Authority Charter School Finance Corp. (ED-New Frontiers Series Q), 8.75%, 8/15/2027	$750,000	$776,482
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	470,000	461,592

TOTAL MUNICIPAL BONDS (Cost $11,962,925)		13,253,485

U.S. TREASURY SECURITIES — 0.66%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,114,375

TOTAL U.S. TREASURY SECURITIES (Cost $1,994,277)		2,114,375

U.S. GOVERNMENT AGENCIES — 0.41%
[b]Agribank FCB, 9.125%, 7/15/2019	1,000,000	1,325,599

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,043,262)		1,325,599

OTHER GOVERNMENT — 0.31%
[b,c]Republic of Iceland, 4.875%, 6/16/2016	1,000,000	979,943

TOTAL OTHER GOVERNMENT (Cost $995,109)		979,943

MORTGAGE BACKED — 0.00%
Federal National Mtg Assoc. CMO Series 1994-37 Class L, 6.50%, 3/25/2024	9,619	10,785

TOTAL MORTGAGE BACKED (Cost $9,656)		10,785

FOREIGN BONDS — 8.00%
BANKS — 0.63%
COMMERCIAL BANKS — 0.63%
Banco Santander Chile (CHL), 6.50%, 9/22/2020	125,000,000	234,533
NRW Bank (NOK), 3.50%, 5/21/2013	5,000,000	864,546
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	940,290

		2,039,369

CONSUMER SERVICES — 0.03%
HOTELS, RESTAURANTS & LEISURE — 0.03%
[a,d,e]FU JI Food (HKD), 0%, 10/18/2010	7,000,000	89,889

		89,889

DIVERSIFIED FINANCIALS — 0.60%
CAPITAL MARKETS — 0.60%
Morgan Stanley (AUD), 5.187%, 3/1/2013	1,000,000	937,359
Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	989,230

		1,926,589

FOOD & STAPLES RETAILING — 0.40%
FOOD & STAPLES RETAILING — 0.40%
Wesfarmers Ltd. (AUD), 7.47%, 9/11/2014	1,300,000	1,296,951

		1,296,951

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 1.14%
BEVERAGES — 0.67%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	$2,000,000	$1,084,962
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	1,074,325
FOOD PRODUCTS — 0.47%
Viterra, Inc. (CAD), 8.50%, 8/1/2017	1,500,000	1,524,478

		3,683,765

INSURANCE — 0.47%
INSURANCE — 0.47%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	778,437
ELM BV (AUD), 6.35%, 12/27/2049	1,000,000	721,730

		1,500,167

MEDIA — 0.68%
MEDIA — 0.68%
[b]Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	973,375
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,205,775

		2,179,150

MISCELLANEOUS — 2.12%
MISCELLANEOUS — 2.12%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	898,393
[a]International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	1,000,000	543,587
International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,233,655
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	886,154
New South Wales Treasury Corp. (AUD), 4.008%, 11/20/2020	1,000,000	1,158,231
Republic of Brazil (BRL), 12.50%, 1/5/2016	3,525,000	2,090,347

		6,810,367

SOFTWARE & SERVICES — 0.37%
INTERNET SOFTWARE & SERVICES — 0.37%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	1,000,000	1,205,775

		1,205,775

TELECOMMUNICATION SERVICES — 0.09%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.09%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	250,000	274,649

		274,649

TRANSPORTATION — 1.18%
AIR FREIGHT & LOGISTICS — 0.45%
Livingston International (CAD), 10.125%, 11/9/2015	1,500,000	1,469,983
AIRLINES — 0.73%
[a]Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	2,000,000	2,344,562

		3,814,545

UTILITIES — 0.29%
INDUSTRIAL POWER PRODUCTION/ENERGY TRADING — 0.29%
Alinta Networks Holdings (AUD), 5.013%, 9/21/2012	1,000,000	947,635

		947,635

TOTAL FOREIGN BONDS (Cost $26,393,009)		25,768,851

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

	Shares/ Principal Amount	Value
OTHER SECURITIES — 0.77%
LOAN PARTICIPATIONS — 0.77%
[a]Merisant Co. Term Loan B, 7.50%, 1/31/2014	$1,572,232	$1,525,066
Ocwen Financial Corp., 1.00%, 6/6/2016	1,000,000	966,250

TOTAL OTHER SECURITIES (Cost $2,481,379)		2,491,316

SHORT TERM INVESTMENTS — 6.06%
Darden Restaurants, Inc., 0.23%, 10/3/2011	9,500,000	9,499,879
Devon Energy Corp., 0.17%, 10/3/2011	10,000,000	9,999,905

TOTAL SHORT TERM INVESTMENTS (Cost $19,499,784)		19,499,784

TOTAL INVESTMENTS — 98.85% (Cost $316,606,238)		$318,271,324
OTHER ASSETS LESS LIABILITIES — 1.15%		3,710,333

NET ASSETS — 100.00%		$321,981,657

Footnote Legend

a	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011, the aggregate value of these securities in the Fund’s portfolio was $106,218,365, representing 32.99% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.
f	Segregated as collateral for a when-issued security.
g	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
KRW	Denominated in Korean Won
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2011

ASSETS
Investments at value (cost $316,606,238) (Note 2)	$318,271,324
Cash	2,684,658
Receivable for investments sold	883,162
Receivable for fund shares sold	1,947,016
Unrealized appreciation on forward currency contracts (Note 7)	197,860
Dividends receivable	344,778
Dividend and interest reclaim receivable	3,243
Interest receivable	5,218,814
Prepaid expenses and other assets	31,057

Total Assets	329,581,912

LIABILITIES
Payable for investments purchased	6,414,605
Payable for fund shares redeemed	596,459
Payable to investment advisor and other affiliates (Note 3)	232,012
Accounts payable and accrued expenses	112,417
Dividends payable	244,762

Total Liabilities	7,600,255

NET ASSETS	$321,981,657

NET ASSETS CONSIST OF:
Undistributed net investment income	$396,704
Net unrealized appreciation on investments and foreign currency translations	1,810,458
Accumulated net realized gain (loss)	8,123,636
Net capital paid in on shares of beneficial interest	311,650,859

$321,981,657

22    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($115,703,414 applicable to 9,759,180 shares of beneficial interest outstanding - Note 4)	$11.86
Maximum sales charge, 4.50% of offering price	0.56

Maximum offering price per share	$12.42

Class C Shares:
Net asset value and offering price per share* ($106,684,306 applicable to 9,009,726 shares of beneficial interest outstanding - Note 4)	$11.84

Class I Shares:
Net asset value, offering and redemption price per share ($99,593,937 applicable to 8,418,193 shares of beneficial interest outstanding - Note 4)	$11.83

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $42,798)	$2,387,875
Interest income (net of premium amortized of $455,574)	17,153,156
Other income	401,114

Total Income	19,942,145

EXPENSES:
Investment advisory fees (Note 3)	1,950,692
Administration fees (Note 3)
Class A Shares	118,186
Class C Shares	115,697
Class I Shares	36,493
Distribution and service fees (Note 3)
Class A Shares	237,612
Class C Shares	926,933
Transfer agent fees
Class A Shares	84,338
Class C Shares	79,892
Class I Shares	39,337
Registration and filing fees
Class A Shares	23,950
Class C Shares	27,347
Class I Shares	32,132
Custodian fees (Note 3)	87,695
Professional fees	68,694
Accounting fees	9,441
Trustee fees	6,069
Other expenses	39,989

Total Expenses	3,884,497
Less:
Expenses reimbursed by investment advisor (Note 3)	(379,394)
Fees paid indirectly (Note 3)	(188)

Net Expenses	3,504,915

Net Investment Income	$16,437,230

24    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$8,600,651
Forward currency contracts (Note 7)	(195,320)
Foreign currency transactions	34,848

8,440,179

Net change in unrealized appreciation (depreciation) on:
Investments	(16,049,769)
Forward currency contracts (Note 7)	304,410
Foreign currency translations	(66,105)

(15,811,464)

Net Realized and Unrealized Loss	(7,371,285)

Net Increase in Net Assets Resulting from Operations	$9,065,945

See notes to financial statements.

Certified Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$16,437,230	$12,599,926
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	8,440,179	5,885,277
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(15,811,464)	6,866,540

Net Increase (Decrease) in Net Assets Resulting from Operations	9,065,945	25,351,743

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,071,158)	(4,807,279)
Class C Shares	(5,413,401)	(4,024,693)
Class I Shares	(5,124,836)	(3,652,715)
From realized gains
Class A Shares	(1,920,858)	(274,801)
Class C Shares	(1,933,399)	(238,982)
Class I Shares	(1,595,561)	(197,906)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	36,566,623	21,481,084
Class C Shares	29,275,505	25,873,288
Class I Shares	30,458,308	25,203,621

Net Increase in Net Assets	83,307,168	84,713,360

NET ASSETS:
Beginning of Year	238,674,489	153,961,129

End of Year	$321,981,657	$238,674,489

Undistributed net investment income	$396,704	$257,757

See notes to financial statements.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$13,387,961	$13,387,961	$—	$—
Preferred Stock(a)	9,967,206	2,835,125	7,132,081	—
Asset Backed Securities	23,450,441	—	19,444,041	4,006,400
Corporate Bonds	193,137,728	—	189,107,950	4,029,778
Convertible Bonds	12,883,850	—	12,883,850	—
Municipal Bonds	13,253,485	—	13,253,485	—
U.S. Treasury Securities	2,114,375	2,114,375	—	—
U.S. Government Agencies	1,325,599	—	1,325,599	—
Other Government	979,943	—	979,943	—
Mortgage Backed	10,785	—	10,785	—
Foreign Bonds	25,768,851	—	22,790,813	2,978,038
Other Securities	2,491,316	—	966,250	1,525,066
Short Term Investments	19,499,784	—	19,499,784	—

Total Investments in Securities	$318,271,324	$18,337,461	$287,394,581	$12,539,282
Other Financial Instruments**
Forward Currency Contracts	$197,860	$—	$197,860	$—

(a)	At September 30, 2011, industry classifications for Preferred Stock in Level 2 consist of $3,153,844 in Banks, $637,612 in Diversified Financials, $535,938 in Food, Beverage and Tobacco, $1,154,687 in Miscellaneous, and $1,650,000 in Utilities.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

	Asset Backed	Corp. Bond	Foreign Bond	Other	Total
Beginning Balance 9/30/2010	$—	$7,717,142	$—	$1,995,814	$9,712,956
Accrued Discounts (Premiums)	—	87,460	12,782	32,633	132,875
Net Realized Gain (Loss)	—	35,496	—	278,723	314,219
Gross Purchases	3,999,977	2,000,000	3,292,940	1,880,000	11,172,917
Gross Sales	—	(3,026,146)	—	(2,454,344)	(5,480,490)
Change in Unrealized Appreciation (Depreciation)	6,423	(87,744)	(599,683)	(207,761)	(888,765)
Transfers into Level 3(a)	—	—	271,999	—	271,999
Transfers out of Level 3(a)	—	(2,696,429)	—	—	(2,696,429)

Ending Balance 9/30/2011(b)	$4,006,400	$4,029,779	$2,978,038	$1,525,065	$12,539,282

The change in unrealized appreciation (depreciation) on investments still held at September 30, 2011, was $(602,113).

(a)	Transfers into and/or out of Level 3 were to/from Level 2, and were due to changes in other significant observable inputs existing during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 3.89% of Total Net Assets at the year ended September 30, 2011.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $114,377 for Class A shares, $254,610 for Class C shares, and $10,407 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $70,666 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $11,395 from redemptions of Class C shares of the Fund.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $188.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,977,653	$73,696,140	3,856,708	$45,792,994
Shares issued to shareholders in reinvestment of dividends	468,268	5,700,033	293,662	3,506,242
Shares repurchased	(3,475,444)	(42,829,550)	(2,334,960)	(27,818,152)
Redemption fees received	—	—	—	—

Net increase (decrease)	2,970,477	$36,566,623	1,815,410	$21,481,084

Class C Shares
Shares sold	3,644,725	$44,913,099	2,960,710	$35,190,787
Shares issued to shareholders in reinvestment of dividends	408,684	4,971,988	231,359	2,762,178
Shares repurchased	(1,678,284)	(20,609,582)	(1,013,608)	(12,079,677)
Redemption fees received	—	—	—	—

Net increase (decrease)	2,375,125	$29,275,505	2,178,461	$25,873,288

Class I Shares
Shares sold	5,860,149	$71,847,585	3,284,125	$39,301,651
Shares issued to shareholders in reinvestment of dividends	430,504	5,242,513	258,669	3,095,659
Shares repurchased	(3,782,241)	(46,631,790)	(1,441,646)	(17,193,689)
Redemption fees received	—	—	—	—

Net increase (decrease)	2,508,412	$30,458,308	2,101,148	$25,203,621

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $198,784,149 and $120,176,742, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$316,290,580

Gross unrealized appreciation on a tax basis	$15,160,312
Gross unrealized depreciation on a tax basis	(13,179,568)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,980,744

Distributable earnings – ordinary income (tax basis)	$2,678,939
Distributable capital gains (tax basis)	$5,968,365

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. As of September 30, 2011, the Fund had no pre-enactment capital loss carryforwards to offset future capital gains.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized gain by $342,366 and increased undistributed net investment income by $342,366. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses) and foreign bond gains (losses).

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$19,951,912	$13,135,555
Capital gains	2,107,301	60,821

Total Distributions	$22,059,213	$13,196,376

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011

instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	2,087,000	02/21/2012	2,795,107	$197,860	$—

Total					$197,860	$—

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$197,860

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(195,320)	$(195,320)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$304,410	$304,410

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    33

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(b)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(b)(c)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538
Class C Shares
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(c)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829
Class I Shares
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(c)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 19, 2007.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34 Certified Annual Report	Certified Annual Report 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

36    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$989.20	$5.79
Hypothetical*	$1,000.00	$1,019.25	$5.88
Class C Shares
Actual	$1,000.00	$985.40	$8.96
Hypothetical*	$1,000.00	$1,016.04	$9.10
Class I Shares
Actual	$1,000.00	$990.80	$4.86
Hypothetical*	$1,000.00	$1,020.19	$4.93

†	Expenses are equal to the annualized expense ratio for each class (A: 1.16%; C: 1.80%; I: 0.97%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    37

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Income Fund versus Barclays Capital U.S. Universal Index & Blended Index

(December 19, 2007 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/19/07)	0.08%	10.64%	6.25%
C Shares (Incep: 12/19/07)	3.15%	11.69%	6.92%
I Shares (Incep: 12/19/07)	5.16%	12.64%	7.85%
Barclays U.S. Universal Index	4.77%	8.17%	6.43%
Blended Index	3.52%	6.76%	4.21%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares.

38    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, dividends paid by the Thornburg Strategic Income Fund of $2,107,301 are designated as long-term capital gain dividends for federal income tax purposes.

For the tax year ended September 30, 2011, the Thornburg Strategic Income Fund designates 5.31% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

2.86% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2011 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

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OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns since the Fund’s inception relative to a broad-based securities index, a blended benchmark comprised of two securities indices, and two categories of multi-sector fixed income mutual funds assembled by independent mutual fund analyst firms, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) performance data for the three calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded the average return of the category in one of the two preceding calendar years. Other noted quantitative data showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the three-month and year-to-date periods ended with the second quarter of the current year and fell within the top quintile of the category for the one-year and three-year periods, and that the Fund’s investment returns fell within the top decile of performance for the second fund category for the three-month, year-to-date and one-year periods and within the top quintile for the three-year period.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee for the Fund was slightly higher than the median and average fee levels for one mutual fund group and somewhat higher than the median and average rates for the second group, and that the overall expense ratio for the Fund was comparable to the median and average expense ratios for the first fund group and slightly higher than the median expense ratio and comparable to the average ratio of the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees consid-

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OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2011 (Unaudited)

ered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1784

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

CO-PORTFOLIO MANAGERS

Connor Browne, CFA, and Edward Maran, CFA.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	-8.97%	0.38%	-2.72%	2.58%	8.03%
With sales charge	-13.05%	-1.15%	-3.61%	2.11%	7.72%
S&P 500 Index
(Since 10/2/95)	1.14%	1.23%	-1.18%	2.82%	6.15%

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The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/11

Top Contributors	Top Detractors
Baker Hughes, Inc.	Bank of America Corp.
Monsanto Co.	United States Steel Corp.
Comcast Corp. Cl A Special	Genworth Financial, Inc. (Cl A)
Inpex Corp.	Goldman Sachs Group, Inc.
Gazprom OAO ADS	MEMC Electronic Materials, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Portfolio P/E Trailing 12-months*	10.3x

Portfolio Price to Cash Flow*	4.9x

Portfolio Price to Book Value*	1.0x

Median Market Cap*	$8.5 B

7-Year Beta (A Shares vs. S&P 500)*	1.11

Number of Companies	43

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/11

BASKET STRUCTURE

As of 9/30/11

This page is not part of the Annual Report.    5

Thornburg Value Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

October 19, 2011

Dear Fellow Shareholders,

The Thornburg Value Fund had a disappointing fiscal year ended September 30, 2011.
Performance was in line with the S&P 500 Index for the first ten months of the fiscal year until the massive dislocation in the markets in August. During the month of August, we trailed the index by almost 6%. Overall for the fiscal year, the Thornburg Value Fund was down
8.97% versus a return for the index of positive 1.14%. While these results are disappointing, we believe in the fundamental work that we have done on the companies that we currently hold in the Value Fund. We are very excited about the prospects of the businesses that we own in the Fund and the discounts available in the current market.

As mentioned, much of the relative underperformance of the Fund occurred during the last few months. The long, hot summer was marked with uncertainty and volatility in the global markets. Concerns over a global slowdown and European sovereign debt, especially in
Ireland, Greece, Italy, and Spain, created an environment of fear. In the United States, slow economic growth, ongoing negotiations over the debt ceiling, the downgrade of government bonds, and continued high unemployment have all contributed to a palpable sense of fear.
While U.S. markets didn’t decline as sharply as global markets, this was the worst quarter since the financial crisis in 2008 as investors feared a slip back into a recession.

While the chances that the United States will fall into a double-dip recession are greater today than they were a few months ago, we believe recession will be avoided. While most market participants would likely answer the same today, the valuations of companies in our portfolio seem to tell a different story. As the market has been hijacked to some extent by fear, our contrarian investments have been particularly out of favor. As we have done for our 16-year history, the Thornburg Value Fund seeks to find promising companies at a discount. Why is there a discount? Usually our companies are out of favor for one reason or another. Very often it’s bad news or headlines that we believe are immaterial to the long-term prospects of the business that we own, but that weigh on investor sentiment around a particular company. The environment of the last few months has punished many contrarian investments in the Fund.

Among our worst performers for the fiscal year were The Hartford, Bank of America,
Genworth, U.S. Steel, MEMC Electronics, and Transocean. Overall, our overweight in financials was a drag on performance relative to the S&P 500 Index, as was our underweight consumer staples exposure. On the other side, our overweight in energy helped, as did our underweight in industrials.

The Hartford, Bank of America, and Genworth are each priced as though they are in imminent need of additional capital. We have done a lot of work on each name, and we do not believe this to be the case. We know The Hartford well. During the 2008–2009 financial crisis, we amassed a $100 million position in Hartford debt between numerous accounts at Thornburg
Investment

Certified Annual Report    7

Letter to Shareholders,

Continued

Management at around forty cents on the dollar. As the crisis unfolded, our debt positions increased in price, even as it became clear that The Hartford might need to raise capital. We proposed to senior management a debt-for-equity swap at seventy cents on the dollar for the debt we purchased. This would have increased the Hartford’s capital levels in two ways – retiring debt for less than par is accounted for as a gain, and the additional capital that came in through the equity issuance would add further capital. The Hartford management did not take us up on our offer, but all’s well that ends well – we sold our debt for higher prices in the market and bought equity anyway. Our point being that we know The Hartford very well; we’ve been through a similar situation before, and we believe that The Hartford is in a much stronger financial position today than it was during the late-2008 to early-2009 period.

The same can be said for Bank of America. We believe their balance sheet is much cleaner today than it was during the financial crisis. While Bank of America will have further settlements to come on representation and warranty claims from counterparties (the mortgage-related lawsuits that you’ve likely read about in the press), we have run very pessimistic scenarios, in terms of loss levels for loans on their balance sheet and future mortgage settlements, and even in those scenarios, we believe Bank of America has adequate capital levels. Part of the equation is the strong pre-tax, pre-provision earnings that Bank of America’s leading deposit banking franchise generates in the U.S.; close to $40 billion per year. This serves as a tremendous buffer to absorb losses as they may crop up in the future. We believe that time is on Bank of America’s side.

Genworth offers mortgage insurance, as well as other specialty insurance products including Long-Term Care insurance. Mortgage insurance bridges the gap between a homeowner’s down payment and the required 20%. This puts mortgage insurance in a first loss position, behind only the initial equity loss of the homeowner. While mortgage insurance results have been very weak industry-wide over the last few years, we believe you can estimate future losses based on current new delinquency trends and the existing pipeline of non-performing loans. Given our current loss estimates in Genworth’s mortgage insurance businesses, especially considering it accounts for just one-sixth of their overall operations, we believe Genworth to be adequately reserved and capitalized.

In each of these companies (The Hartford, Bank of America, and Genworth), current market valuations are less than 50% of book value. In each case, we believe the company can grow book value over the next few years and eventually trade at a premium to book value.

U.S. Steel has been very challenging over the last few months. Over the latest business cycle, U.S. Steel earned $17 per share in EPS and approached a peak price of $200 per share. We initially purchased U.S. Steel at $40, had trimmed our stake above $60, and added again to our position at much lower levels. From there, the stock has been cut nearly in half. We believe U.S. Steel’s competitive position has improved over the last few years as the U.S. dollar has weakened against currencies in developing markets, such as Brazil and China. Additionally, wage rates are increasing in those countries relative to the company’s U.S. labor costs. As the relative cost of making steel in the United States declines, U.S. Steel should be better suited to compete against steel imports.

MEMC Electronics installs solar panels and manufactures silicon wafers for the semiconductor and solar industries. While the company’s end markets are currently experiencing a period of oversupply, the solar installation and semiconductor wafering businesses are holding up relatively well. It appears to us that fears of excess capacity have led to a stock valuation that is at a dramatic discount to our sum of the parts calculation.

Transocean is the leading deepwater drilling contractor globally. It has been plagued by concerns about potential legal liability associated with the Macondo drilling disaster. The rig downtime associated with upgrading rigs to meet tighter

8    Certified Annual Report

regulatory standards has also been a headwind for the company. The stock tends to move with oil prices and perceptions of the economic outlook. The price of crude oil declined by $10 per barrel during the quarter and investor pessimism increased. The price of most oil sensitive energy companies declined during the quarter and Transocean was no exception.

While, in many cases, the stock prices of the companies that we own have declined dramatically, our calculated worth of these businesses has not moved nearly as dramatically, if at all. Today, there is a much greater discount to intrinsic value embedded in the portfolio because of these dramatic price movements.

Top contributors over the year included energy-related holdings Baker Hughes and Inpex, as well as Monsanto, Comcast and KDDI, a mobile service provider in Japan. Of these five, three were sold during the year (Baker Hughes, Monsanto and Comcast) at satisfying valuations. Inpex and KDDI remain appealing investment opportunities. Inpex is the largest oil company in Japan and is currently working on two Liquefied Natural Gas (LNG) projects that will deliver LNG for electricity production in its home country. Given the tragedy during the year regarding the Fukushima Daiichi Nuclear Power Plant, natural gas will be a more important part of the power generation equation in Japan moving forward. KDDI is one of three large mobile operators in Japan, and stands to benefit as the Japanese consumer adopts smart phones.

Fund performance has been negatively impacted in the recent stock market turmoil, but we remain confident in our investing approach. While market volatility can be unsettling in the short term, we believe that it is a source of great investment opportunity over time. Our investment process has successfully navigated the market gyrations of the last 16 years, and although past performance does not guarantee future results, we remain confident in its potential to deliver strong results in the future as well. As has been the case for the last few years, there will be no capital gain distribution this year. At September 30, 2011, the Fund had tax basis realized capital losses of approximately $445 million, which may be carried forward to offset future capital gains to the extent permitted by regulations. We invite you to visit our website at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well as our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Gilead Sciences, Inc.	5.3%	Transocean Ltd.	3.9%
Inpex Corp.	4.9%	General Electric Co.	3.9%
Google, Inc.	4.8%	Dell, Inc.	3.7%
Exxon Mobil Corp.	4.2%	Thermo Fisher Scientific, Inc.	3.6%
Microsoft Corp.	4.1%	Tokyo Steel Mfg.	3.0%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Energy	14.4%	Banks	4.6%
Software & Services	13.9%	Health Care Equipment & Services	4.4%
Diversified Financials	9.8%	Insurance	4.3%
Pharmaceuticals, Biotechnology & Life Sciences	9.0%	Semiconductors & Semiconductor Equipment	2.5%
Retailing	8.8%	Consumer Services	1.8%
Materials	6.5%	Consumer Durables & Apparel	0.8%
Technology Hardware & Equipment	6.2%	Other Assets & Cash Equivalents	2.5%
Telecommunication Services	5.8%
Capital Goods	4.7%

	Shares/ Principal Amount	Value
COMMON STOCK — 96.24%

BANKS — 4.54%
COMMERCIAL BANKS — 4.54%
[a]Sterling Financial Corp.	2,272,729	$28,136,385
Turkiye Garanti Bankasi A.S.	10,567,300	41,168,345
U.S. Bancorp	3,801,758	89,493,383

		158,798,113

CAPITAL GOODS — 4.69%
INDUSTRIAL CONGLOMERATES — 3.86%
General Electric Co.	8,851,600	134,898,384
MACHINERY — 0.83%
[a]Oshkosh Corp.	1,850,241	29,122,793

		164,021,177

CONSUMER DURABLES & APPAREL — 0.83%
HOUSEHOLD DURABLES — 0.83%
[a]Pulte Group, Inc.	7,364,100	29,088,195

		29,088,195

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 1.84%
HOTELS, RESTAURANTS & LEISURE — 1.84%
[a]Life Time Fitness, Inc.	1,746,636	$64,363,537

		64,363,537

DIVERSIFIED FINANCIALS — 9.79%
CAPITAL MARKETS — 5.20%
AllianceBernstein Holding LP	1,079,195	14,731,012
Charles Schwab Corp.	6,284,700	70,828,569
Goldman Sachs Group, Inc.	1,019,800	96,422,090
DIVERSIFIED FINANCIAL SERVICES — 4.59%
Bank of America Corp.	13,382,100	81,898,452
JPMorgan Chase & Co.	2,606,525	78,508,533

		342,388,656

ENERGY — 14.41%
ENERGY EQUIPMENT & SERVICES — 3.93%
Transocean Ltd.	2,878,670	137,427,706
OIL, GAS & CONSUMABLE FUELS — 10.48%
Exxon Mobil Corp.	2,039,500	148,128,885
Inpex Corp.	27,060	169,804,745
[a]Sandridge Energy, Inc.	8,749,415	48,646,747

		504,008,083

HEALTH CARE EQUIPMENT & SERVICES — 4.42%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.39%
[a]Alere, Inc.	2,191,900	43,070,835
[a]Varian Medical Systems, Inc.	1,449,090	75,584,534
HEALTH CARE PROVIDERS & SERVICES — 1.03%
[a]Community Health Systems, Inc.	2,161,873	35,973,567

		154,628,936

INSURANCE — 4.32%
INSURANCE — 4.32%
[a]Genworth Financial, Inc.	12,009,195	68,932,779
Hartford Financial Services Group, Inc.	5,094,940	82,232,332

		151,165,111

MATERIALS — 5.73%
METALS & MINING — 5.73%
[b]Tokyo Steel Mfg.	10,800,400	103,901,164
United States Steel Corp.	4,384,800	96,509,448

		200,410,612

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.97%
BIOTECHNOLOGY — 5.32%
[a]Gilead Sciences, Inc.	4,797,905	186,158,714
LIFE SCIENCES TOOLS & SERVICES — 3.65%
[a]Thermo Fisher Scientific, Inc.	2,519,293	127,576,998

		313,735,712

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
RETAILING — 8.83%
SPECIALTY RETAIL — 8.83%
Best Buy Co., Inc.	2,940,100	$68,504,330
[a,b]Office Depot, Inc.	14,539,100	29,950,546
[a,b]OfficeMax, Inc.	4,617,314	22,393,973
Staples, Inc.	7,585,200	100,883,160
The Gap, Inc.	5,349,500	86,875,880

		308,607,889

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.48%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.48%
[a]MEMC Electronic Materials, Inc.	10,926,751	57,256,175
[a]ON Semiconductor Corp.	4,126,527	29,587,199

		86,843,374

SOFTWARE & SERVICES — 13.89%
INFORMATION TECHNOLOGY SERVICES — 2.52%
[a]Amdocs Ltd.	3,245,948	88,030,110
INTERNET SOFTWARE & SERVICES — 7.31%
[a]Google, Inc.	326,789	168,093,726
[a]Yahoo!, Inc.	6,648,600	87,495,576
SOFTWARE — 4.06%
Microsoft Corp.	5,702,400	141,932,736

		485,552,148

TECHNOLOGY HARDWARE & EQUIPMENT — 6.24%
COMPUTERS & PERIPHERALS — 5.65%
[a]Dell, Inc.	9,193,600	130,089,440
Hewlett-Packard Co.	3,007,819	67,525,536
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.59%
Corning, Inc.	1,650,735	20,403,085

		218,018,061

TELECOMMUNICATION SERVICES — 5.26%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.33%
[a]Global Crossing Ltd.	936,677	22,395,947
[a]Level 3 Communications, Inc.	39,653,356	59,083,500
WIRELESS TELECOMMUNICATION SERVICES — 2.93%
KDDI Corp.	14,762	102,585,660

		184,065,107

TOTAL COMMON STOCK (Cost $4,151,530,947)		3,365,694,711

CONVERTIBLE BONDS — 1.26%
MATERIALS — 0.77%
METALS & MINING — 0.77%
Anglogold Holdings Ltd., 3.50%, 5/22/2014	$24,000,000	27,030,000

		27,030,000

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.49%
Level 3 Communications, Inc., 6.50%, 10/1/2016	$12,049,000	$17,109,580

		17,109,580

TOTAL CONVERTIBLE BONDS (Cost $36,045,468)		44,139,580

SHORT TERM INVESTMENTS — 0.97%
Devon Energy Corp., 0.17%, 10/3/2011	33,700,000	33,699,682

TOTAL SHORT TERM INVESTMENTS (Cost $33,699,682)		33,699,682

TOTAL INVESTMENTS — 98.47% (Cost $4,221,276,097)		$3,443,533,973
OTHER ASSETS LESS LIABILITIES — 1.53%		53,525,808

NET ASSETS — 100.00%		$3,497,059,781

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal September 30, 2011	Market Value September 30, 2011	Investment Income
Office Depot, Inc.*	—	14,539,100	—	14,539,100	$29,950,546	$—
OfficeMax, Inc.*	—	4,617,314	—	4,617,314	22,393,973	—
Tokyo Steel Mfg.*	7,435,600	3,364,800	—	10,800,400	103,901,164	743,234

Total non-controlled affiliated issuers – 4.47% of net assets					$156,245,683	$743,234

*	Issuers not affiliated at September 30, 2010.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2011

ASSETS
Investments at value
Non-affiliated issuers (cost $4,001,401,513) (Note 2)	$3,287,288,290
Non-controlled affiliated issuers (cost $219,874,584) (Note 2)	156,245,683
Cash	606,261
Receivable for investments sold	59,077,012
Receivable for fund shares sold	5,634,983
Unrealized appreciation on forward currency contracts (Note 7)	2,504,809
Dividends receivable	6,914,007
Dividend and interest reclaim receivable	713,230
Interest receivable	692,396
Prepaid expenses and other assets	76,739

Total Assets	3,519,753,410

LIABILITIES
Payable for investments purchased	8,903,137
Payable for fund shares redeemed	9,490,774
Payable to investment advisor and other affiliates (Note 3)	2,851,913
Accounts payable and accrued expenses	1,429,550
Dividends payable	18,255

Total Liabilities	22,693,629

NET ASSETS	$3,497,059,781

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,088,447
Net unrealized depreciation on investments and foreign currency translations	(775,176,685)
Accumulated net realized gain (loss)	(455,489,683)
Net capital paid in on shares of beneficial interest	4,724,637,702

$3,497,059,781

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($825,699,569 applicable to 29,800,363 shares of beneficial interest outstanding - Note 4)	$27.71
Maximum sales charge, 4.50% of offering price	1.31

Maximum offering price per share	$29.02

Class B Shares:
Net asset value and offering price per share* ($13,615,810 applicable to 523,950 shares of beneficial interest outstanding - Note 4)	$25.99

Class C Shares:
Net asset value and offering price per share* ($253,064,767 applicable to 9,599,985 shares of beneficial interest outstanding - Note 4)	$26.36

Class I Shares:
Net asset value, offering and redemption price per share ($1,968,180,938 applicable to 69,639,112 shares of beneficial interest outstanding - Note 4)	$28.26

Class R3 Shares:
Net asset value, offering and redemption price per share ($169,234,432 applicable to 6,151,471 shares of beneficial interest outstanding - Note 4)	$27.51

Class R4 Shares:
Net asset value, offering and redemption price per share ($51,899,904 applicable to 1,875,334 shares of beneficial interest outstanding - Note 4)	$27.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($215,364,361 applicable to 7,632,083 shares of beneficial interest outstanding - Note 4)	$28.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,744,695)	$46,896,491
Non-controlled affiliated issuers (net of foreign taxes withheld $55,943)	743,234
Interest income	4,694,579

Total Income	52,334,304

EXPENSES:
Investment advisory fees (Note 3)	32,389,033
Administration fees (Note 3)
Class A Shares	1,419,889
Class B Shares	25,784
Class C Shares	422,560
Class I Shares	1,194,405
Class R3 Shares	274,944
Class R4 Shares	77,759
Class R5 Shares	131,224
Distribution and service fees (Note 3)
Class A Shares	2,832,812
Class B Shares	205,841
Class C Shares	3,368,166
Class R3 Shares	1,099,424
Class R4 Shares	154,938
Transfer agent fees
Class A Shares	1,519,365
Class B Shares	44,908
Class C Shares	457,718
Class I Shares	2,212,235
Class R3 Shares	536,155
Class R4 Shares	179,101
Class R5 Shares	688,317
Registration and filing fees
Class A Shares	27,920
Class B Shares	18,207
Class C Shares	21,190
Class I Shares	76,652
Class R3 Shares	20,257
Class R4 Shares	25,857
Class R5 Shares	25,817
Custodian fees (Note 3)	637,465
Professional fees	115,480
Accounting fees	147,927
Trustee fees	102,673
Other expenses	518,213

Total Expenses	50,972,236
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,053,512)

Net Expenses	49,918,724

Net Investment Income	$2,415,580

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$375,638,219
Forward currency contracts (Note 7)	(55,314,657)
Foreign currency transactions	39,596

320,363,158

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(602,600,173)
Non-controlled affiliated issuers	(63,628,901)
Forward currency contracts (Note 7)	18,261,676
Foreign currency translations	(14,536)

(647,981,934)

Net Realized and Unrealized Loss	(327,618,776)

Net Decrease in Net Assets Resulting from Operations	$(325,203,196)

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$2,415,580	$29,268,526
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	320,363,158	394,072,848
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(647,981,934)	(318,877,004)

Net Increase (Decrease) in Net Assets Resulting from Operations	(325,203,196)	104,464,370

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(7,120,379)
Class B Shares	—	(57,103)
Class C Shares	—	(815,194)
Class I Shares	(1,083,639)	(17,633,649)
Class R3 Shares	—	(1,025,249)
Class R4 Shares	—	(339,423)
Class R5 Shares	(98,243)	(1,893,225)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(245,975,542)	(100,540,665)
Class B Shares	(7,564,011)	(17,635,969)
Class C Shares	(53,791,108)	(40,055,751)
Class I Shares	80,664,857	479,233,524
Class R3 Shares	(14,721,836)	34,129,445
Class R4 Shares	3,094,266	10,529,029
Class R5 Shares	7,376,378	60,623,632

Net Increase (Decrease) in Net Assets	(557,302,074)	501,863,393

NET ASSETS:
Beginning of Year	4,054,361,855	3,552,498,462

End of Year	$3,497,059,781	$4,054,361,855

Undistributed net investment income	$3,088,447	$1,815,153

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$3,365,694,711	$3,365,694,711	$—	$—
Convertible Bonds	44,139,580	—	44,139,580	—
Short Term Investments	33,699,682	—	33,699,682	—

Total Investments in Securities	$3,443,533,973	$3,365,694,711	$77,839,262	$—
Other Financial Instruments**
Forward Currency Contracts	$2,504,809	$—	$2,504,809	$—
Spot Currency	$44,548	$44,548	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

Beginning Balance 9/30/2010	$30,000,000
Accrued Discounts (Premiums)	—
Net Realized Gain (Loss)	—
Gross Purchases	—
Gross Sales	—
Change in Unrealized Appreciation (Depreciation)	—
Transfers into Level 3(a)	—
Transfers out of Level 3(a)	(30,000,000)

Ending Balance 9/30/2011(b)	$—

(a)	Transfers out of Level 3 were to Level 1, and were due to the availability of changes in quoted prices in active markets for identical investments during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.00% of Total Net Assets at September 30, 2011.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $646,447 for Class R3 shares, $137,193 for Class R4 Shares, and $269,872 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $44,033 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $14,520 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, there were no custodial fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,820,004	$131,182,658	8,919,655	$275,295,386
Shares issued to shareholders inreinvestment of dividends	—	—	185,067	5,782,360
Shares repurchased	(11,195,671)	(377,165,665)	(12,535,727)	(381,632,085)
Redemption fees received*	—	7,465	—	13,674

Net increase (decrease)	(7,375,667)	$(245,975,542)	(3,431,005)	$(100,540,665)

Class B Shares
Shares sold	22,294	$708,643	33,963	$1,007,852
Shares issued to shareholders inreinvestment of dividends	—	—	1,560	46,442
Shares repurchased	(263,171)	(8,272,792)	(640,143)	(18,690,579)
Redemption fees received*	—	138	—	316

Net increase (decrease)	(240,877)	$(7,564,011)	(604,620)	$(17,635,969)

Class C Shares
Shares sold	636,748	$21,058,206	1,160,118	$34,417,962
Shares issued to shareholders inreinvestment of dividends	—	—	23,192	698,534
Shares repurchased	(2,338,535)	(74,851,535)	(2,561,879)	(75,176,179)
Redemption fees received*	—	2,221	—	3,932

Net increase (decrease)	(1,701,787)	$(53,791,108)	(1,378,569)	$(40,055,751)

Class I Shares
Shares sold	24,496,289	$847,217,485	33,481,948	$1,049,288,699
Shares issued to shareholders inreinvestment of dividends	22,978	860,513	436,183	13,744,602
Shares repurchased	(22,329,324)	(767,428,563)	(18,718,597)	(583,820,763)
Redemption fees received*	—	15,422	—	20,986

Net increase (decrease)	2,189,943	$80,664,857	15,199,534	$479,233,524

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	1,565,821	$52,864,246	3,017,720	$92,556,011
Shares issued to shareholders in reinvestment of dividends	—	—	31,966	989,285
Shares repurchased	(2,039,207)	(67,587,509)	(1,927,763)	(59,417,965)
Redemption fees received*	—	1,427	—	2,114

Net increase (decrease)	(473,386)	$(14,721,836)	1,121,923	$34,129,445

Class R4 Shares
Shares sold	739,587	$25,201,045	1,194,182	$37,191,449
Shares issued to shareholders in reinvestment of dividends	—	—	9,282	288,552
Shares repurchased	(656,134)	(22,107,183)	(898,513)	(26,951,640)
Redemption fees received*	—	404	—	668

Net increase (decrease)	83,453	$3,094,266	304,951	$10,529,029

Class R5 Shares
Shares sold	2,401,766	$83,473,333	3,281,252	$103,225,130
Shares issued to shareholders in reinvestment of dividends	2,591	96,926	59,336	1,869,704
Shares repurchased	(2,171,290)	(76,195,579)	(1,440,353)	(44,473,586)
Redemption fees received*	—	1,698	—	2,384

Net increase (decrease)	233,067	$7,376,378	1,900,235	$60,623,632

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,779,284,397 and $3,104,885,271, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,226,036,420

Gross unrealized appreciation on a tax basis	$157,711,254
Gross unrealized depreciation on a tax basis	(940,213,701)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(782,502,447)

Distributable earnings – ordinary income (tax basis)	$1,643,590

The Fund utilized $322,841,509 of capital loss carryforwards for the year ended September 30, 2011.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $39,596 and increased accumulated net realized loss by $39,596. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$1,181,882	$28,884,222
Capital gains	—	—

Total Distributions	$1,181,882	$28,884,222

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2011

exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	Sell	28,575,004,400	02/28/2012	371,356,982	$2,504,809	$—

Total					$2,504,809	$—

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$2,504,809

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(55,314,657)	$(55,314,657)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$18,261,676	$18,261,676

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)	1.28		1.28		1.28		(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31		1.31		1.31		3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58	1.34		1.34		1.34		7.65	83.00	$1,204,450
2008(b)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52	1.27		1.27		1.27		(29.52)	70.65	$1,088,766
2007(b)	$37.59	0.29	7.86	8.15	(0.27)	(1.30)	(1.57)	$44.17	0.70	1.27		1.27		1.27		22.23	79.29	$1,599,976
Class B Shares
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)	2.19		2.19		2.19		(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18		2.18		2.18		2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74	2.22		2.22		2.22		6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (c)	(3.93)	(3.93)	$26.66	(0.28)	2.05		2.05		2.05		(30.05)	70.65	$64,287
2007	$36.17	(0.04)	7.55	7.51	(0.02)	(1.30)	(1.32)	$42.36	(0.09)	2.07		2.07		2.07		21.26	79.29	$113,299
Class C Shares
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)	2.03		2.03		2.03		(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06		2.06		2.06		2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81	2.12		2.12		2.12		6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)	2.02		2.01		2.02		(30.03)	70.65	$401,880
2007	$36.55	(0.02)	7.62	7.60	(0.03)	(1.30)	(1.33)	$42.82	(0.05)	2.03		2.03		2.03		21.29	79.29	$621,687
Class I Shares
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27	0.91		0.91		0.91		(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94		0.94		0.94		3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94	0.98		0.97		1.00		8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92	0.91		0.90		0.91		(29.24)	70.65	$1,961,495
2007	$38.11	0.44	7.96	8.40	(0.41)	(1.30)	(1.71)	$44.80	1.05	0.93		0.92		0.93		22.62	79.29	$2,401,473
Class R3 Shares
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)	1.35		1.35		1.64		(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35		1.35		1.66		3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57	1.35		1.35		1.72		7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50	1.35		1.35		1.66		(29.54)	70.65	$161,517
2007	$37.43	0.26	7.81	8.07	(0.26)	(1.30)	(1.56)	$43.94	0.63	1.35		1.35		1.63		22.11	79.29	$151,260
Class R4 Shares
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)	1.25		1.25		1.47		(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25		1.25		1.49		3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65	1.25		1.25		1.54		7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58	1.24		1.24		1.48		(29.47)	70.65	$29,462
2007(d)	$41.00	0.20	3.12	3.32	(0.18)	—	(0.18)	$44.14	0.70 (e)	1.25	(e)	1.25	(e)	2.34	(e)	8.09	79.29	$7,038
Class R5 Shares
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20	0.98		0.99		1.09		(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99		0.99		1.12		3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93	0.98		0.98		1.18		8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92	0.98		0.98		1.03		(29.30)	70.65	$135,173
2007	$38.09	0.49	7.91	8.40	(0.41)	(1.30)	(1.71)	$44.78	1.14	0.91		0.91		0.93		22.63	79.29	$106,906

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Effective date of this class of shares was February 1, 2007.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$750.70	$5.62
Hypothetical*	$1,000.00	$1,018.65	$6.48
Class B Shares
Actual	$1,000.00	$747.30	$9.77
Hypothetical*	$1,000.00	$1,013.89	$11.26
Class C Shares
Actual	$1,000.00	$747.80	$8.91
Hypothetical*	$1,000.00	$1,014.87	$10.27
Class I Shares
Actual	$1,000.00	$752.00	$4.04
Hypothetical*	$1,000.00	$1,020.46	$4.66
Class R3 Shares
Actual	$1,000.00	$750.40	$5.92
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R4 Shares
Actual	$1,000.00	$751.00	$5.49
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$751.90	$4.35
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; B: 2.23%; C: 2.03%; I: 0.92%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Value Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	-13.05%	-3.61%	2.11%	7.72%
B Shares (Incep: 4/3/00)	-14.30%	-3.87%	1.92%	-0.20%
C Shares (Incep: 10/2/95)	-10.57%	-3.45%	1.80%	7.20%
I Shares (Incep: 11/2/98)	-8.65%	-2.36%	2.99%	4.35%
R3 Shares (Incep: 7/1/03)	-9.03%	-2.77%	—	3.17%
R4 Shares (Incep: 2/1/07)	-8.92%	—	—	-5.39%
R5 Shares (Incep: 2/1/05)	-8.70%	-2.40%	—	1.71%
S&P 500 Index (Since 10/2/95)	1.14%	-1.18%	2.82%	6.15%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Value Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg Value Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2011 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2011 (Unaudited)

a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, and (v) and comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was lower than the average return for the mutual fund category and the returns for the two indices, and that the Fund’s returns for the preceding nine calendar years had exceeded or been comparable to the average returns of the category in a majority of years, exceeded the returns of the first index in six of nine years, and had exceeded or been comparable to the returns of the second index in six of nine years. Other noted quantitative data showed that the Fund’s investment returns fell in the lowest decile of the fund category for the three-month period ended with the second quarter of the current year, but that the Fund’s investment returns fell within the top half of the category for the year-to-date period, within the third quartile for the one-year period, and within the top quintile for the three-year and five-year periods. The Trustees also noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for each of the two mutual fund groups, and that the overall expense ratio of the Fund was comparable to the median and average expense ratios for each of the mutual fund groups. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2011 (Unaudited)

other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

CO-PORTFOLIO MANAGERS

Left to right:

Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers:

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	-10.10%	0.13%	0.40%	8.51%	7.52%
With sales charge	-14.16%	-1.40%	-0.53%	8.01%	7.16%
MSCI EAFE Index
(Since 5/28/98)	-9.36%	-1.13%	-3.46%	5.03%	2.35%
MSCI AC World ex-U.S. Index
(Since 5/28/98)	-10.42%	0.98%	-1.12%	7.27%	4.01%

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its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/11

Top Contributors	Top Detractors
Volkswagen AG (Pfd Non-Vtg)	BNP Paribas S.A.
Hyundai Motor Co. Ltd.	Credit Suisse Group AG
ARM Holdings plc	ArcelorMittal
British American Tobacco plc	Teva Pharmaceutical Ind., Ltd. ADR
Pearson plc	Standard Chartered plc

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Portfolio P/E Trailing 12-months*	12.3x

Portfolio Price to Cash Flow*	5.7x

Portfolio Price to Book Value*	1.8x

Median Market Cap*	$32.4B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.9

Number of Companies	64

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/11

BASKET STRUCTURE

As of 9/30/11

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Thornburg International Value Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager

October 15, 2011

Dear Fellow Shareholder:

The fiscal year ended September 30, 2011 began with reasonable optimism, evidenced by our strong first-half, double-digit return. After a difficult summer, markets had begun to recover on alleviation of concerns related to stubbornly high unemployment in the United States. Monetary stimulus served to allay these fears early in the fiscal year. With hindsight, the market seemed to be ignoring the sovereign debt situation in Europe, inflation in the faster growing emerging markets, and the disruptive ripple effect on manufacturing caused by the earthquake and tsunami in Japan. Ultimately, these factors worked to undermine confidence in the sustainability of global economic expansion, and the ability of corporations to continue to provide healthy sales and profit growth. Uncertainty about the future was pronounced in the extreme volatility experienced during the fiscal year, not only in the equity markets, but in global bond and currency markets as well.

For the twelve months ended September 30, 2011, the Thornburg International Value Fund (Class A shares at NAV) total return was negative 10.1%, in line with a negative 9.4% for the MSCI EAFE Index and a negative 10.4% for the MSCI AC World ex-U.S. Index. A correction in the emerging markets, particularly in China and Brazil, negatively impacted our returns in both absolute and relative terms, affecting holdings such as China Merchants Bank, ICBC, and Sinopharm in China as well as BM&F Bovespa, Natura, and Petrobras in Brazil. Within the developed markets, our Japan underweight hurt, as views of the region as a safe haven and the support of a strong yen led to the MSCI EAFE Index achieving outperformance. Additionally, the European financial crisis and its impact on confidence surrounding the value of sovereign debt held by banks resulted in a sharp decline of European financial stocks, most pronounced in BNP, which we have sold. Credit Suisse and Standard Chartered were similarly not immune, though the latter operates predominantly in Asia, the Middle East, and Africa. Other notable detractors to performance included ArcelorMittal, which suffered from fears of a global economic contraction, and Teva, which declined on concerns regarding the competitive environment for profitable multiple sclerosis drug Copaxone.

Certified Annual Report    7

Letter to Shareholders,

Continued

Despite the disappointing performance, we believe the stocks in our portfolio exhibit strong business models with the ability to manage through economic cyclicality. Interestingly, our top two performers for the period were the automobile companies, Volkswagen and Hyundai. These companies continue to gain market share through penetration of faster growing emerging markets as well as improving reputations in places like the United States, helped by improvements in production facilities and innovative high-quality product. Not surprisingly, three of our largest detractors were in the European financial space – BNP, Credit Suisse, and Standard Chartered. We no longer hold BNP; Credit Suisse is domiciled in Switzerland and has minimal exposure to Eurozone sovereign debt; and Standard Chartered, while domiciled in the U.K., operates primarily in Asia, the Middle East, and Africa.

Our top ten holdings as of September 30, 2011, (shown below) are skewed toward our Consistent Earner basket which tends to be less volatile in nature, normally exhibiting steady earnings growth, cash flow characteristics, and dividend growth. This is logically the area of the market that outperforms in times of uncertainty. Upon review of these holdings, we feel confident that our investment theses remain sound, as these companies are largely blue chip in nature, with broad geographic exposure and healthy balance sheets.

Top 10 Holdings

as of 9/30/11

COMPANY	%	INDUSTRY	COUNTRY
Nestlé SA	2.4%	Food, Beverage & Tobacco	Switzerland
British American Tobacco plc	2.4%	Food, Beverage & Tobacco	United Kingdom
SAP AG	2.4%	Software & Services	Germany
Tesco plc	2.3%	Food & Staples Retailing	United Kingdom
Novo Nordisk A/S	2.3%	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Novartis AG	2.3%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Reckitt Benckiser plc	2.2%	Household & Personal Products	United Kingdom
LVMH Moët Hennessy Louis Vuitton SA	2.1%	Consumer Durables & Apparel	France
adidas AG	2.1%	Consumer Durables & Apparel	Germany
Standard Chartered plc	2.1%	Banks	United Kingdom

The dislocation in the market has provided us with the opportunity to selectively acquire new positions. Given the backdrop, we have focused on maintaining what we believe is a rather cautious risk profile, evident in the composition of our three baskets. Our exposure to financial stocks in particular has diminished, especially those more vulnerable to write downs or other interruptions in the Eurozone. Nonetheless, we recognize the

8    Certified Annual Report

poor performance of stocks in this sector may result in a rebound upon resolution of the European sovereign debt crisis.

To end this letter on a positive note, the short time since the end of the fiscal year has provided us with some relief regarding potential future action by the European authorities to support Eurozone constituents and extend financial assistance to avoid a worst case scenario. The market has responded positively, with a broad-based recovery in the markets. While headlines may continue to be unnerving, we believe that corporate balance sheets are broadly healthy, inventory levels are in decent shape, and in many cases valuations and dividend yields are increasingly compelling, especially given the backdrop of ensuing low interest rates. We strive to own a diversified portfolio of companies with sound growth and income prospects, pricing power, and manageable exposure to regulatory and competitive pressures. Although the recent period has been disappointing, we believe the portfolio is well positioned to deal with difficult market conditions. As has been the case for some time now, there will be no capital gain distribution this year. At September 30, 2011, the Fund had tax basis realized capital losses of approximately $4 billion, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Thank you for your continued trust and confidence. To learn more about your portfolio’s holdings, please visit www.thornburg.com/funds.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Nestlé SA	2.4%	Novartis AG	2.3%
British American Tobacco plc	2.4%	Reckitt Benckiser plc	2.2%
SAP AG	2.4%	LVMH Moët Hennessy Louis Vuitton SA	2.1%
Tesco plc	2.3%	adidas AG	2.1%
Novo Nordisk A/S	2.3%	Standard Chartered plc	2.1%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Energy	8.8%	Food & Staples Retailing	3.6%
Pharmaceuticals, Biotechnology & Life Sciences	7.2%	Technology Hardware & Equipment	3.5%
Banks	7.1%	Telecommunication Services	3.3%
Capital Goods	6.9%	Retailing	3.2%
Food, Beverage & Tobacco	6.0%	Household & Personal Products	3.0%
Automobiles & Components	5.9%	Insurance	2.8%
Diversified Financials	5.4%	Media	2.5%
Software & Services	5.1%	Transportation	1.6%
Consumer Durables & Apparel	4.8%	Consumer Services	1.5%
Materials	4.8%	Semiconductors & Semiconductor Equipment	1.1%
Health Care Equipment & Services	3.9%	Other Assets & Cash Equivalents	8.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11 (percent of equity holdings)

United Kingdom	19.9%	South Korea	2.2%
Germany	13.5%	Taiwan	1.9%
Japan	12.1%	Spain	1.8%
Switzerland	8.3%	Sweden	1.8%
China	7.1%	Hong Kong	1.7%
France	6.7%	Australia	1.6%
Canada	5.4%	Mexico	1.4%
Israel	3.3%	Turkey	1.2%
Netherlands	2.7%	Ireland	1.1%
Denmark	2.5%	India	0.9%
Brazil	2.3%	Russia	0.6%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 90.23%

AUTOMOBILES & COMPONENTS — 4.14%
AUTOMOBILES — 4.14%
Hyundai Motor Co.	2,820,953	$505,259,609
Toyota Motor Corp.	14,729,026	513,310,280

		1,018,569,889

BANKS — 7.14%
COMMERCIAL BANKS — 7.14%
China Merchants Bank Co. Ltd.	161,970,732	249,172,942
Industrial & Commercial Bank of China Ltd.	482,819,400	236,840,294
Mitsubishi UFJ Financial Group, Inc.	107,819,900	494,856,017
Standard Chartered plc	25,782,006	517,431,632
Turkiye Garanti Bankasi A.S.	66,352,768	258,498,730

		1,756,799,615

CAPITAL GOODS — 6.91%
AEROSPACE & DEFENSE — 1.21%
Embraer S.A.	5,421,345	137,539,523
Rolls-Royce Holdings plc	17,206,482	159,649,209
INDUSTRIAL CONGLOMERATES — 2.04%
Siemens AG	5,491,000	501,129,302
MACHINERY — 3.66%
Fanuc Ltd.	1,889,082	265,250,332
Komatsu Ltd.	22,586,693	497,533,922
Vallourec SA	2,372,900	138,290,519

		1,699,392,807

CONSUMER DURABLES & APPAREL — 4.81%
TEXTILES, APPAREL & LUXURY GOODS — 4.81%
adidas AG	8,530,124	523,127,333
LVMH Moët Hennessy Louis Vuitton SA	3,940,056	526,021,399
Swatch Group AG	400,680	133,633,676

		1,182,782,408

CONSUMER SERVICES — 1.54%
HOTELS, RESTAURANTS & LEISURE — 1.54%
[a]Carnival plc	12,085,525	379,750,447

		379,750,447

DIVERSIFIED FINANCIALS — 5.42%
CAPITAL MARKETS — 2.44%
[b]Citic Securities Co. Ltd.	11,476,300	19,797,795
Credit Suisse Group AG	14,536,138	384,893,328
Julius Baer Group Ltd.	5,777,758	195,694,142
DIVERSIFIED FINANCIAL SERVICES — 2.98%
BM&F Bovespa SA	40,721,200	190,367,955
Hong Kong Exchanges & Clearing Ltd.	26,157,400	385,942,068
[b]ING Groep N.V.	21,993,500	157,141,048

		1,333,836,336

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
ENERGY — 8.74%
ENERGY EQUIPMENT & SERVICES — 1.88%
Schlumberger Ltd.	7,730,184	$461,723,890
OIL, GAS & CONSUMABLE FUELS — 6.86%
[b]BG Group plc	26,546,992	513,948,692
Canadian Natural Resources Ltd.	9,894,900	290,548,786
Cenovus Energy, Inc.	7,442,913	229,203,934
CNOOC Ltd.	268,418,070	446,708,554
Coal India Ltd.	30,625,664	207,923,089

		2,150,056,945

FOOD & STAPLES RETAILING — 3.62%
FOOD & STAPLES RETAILING — 3.62%
Tesco plc	97,762,618	576,265,135
Wal-Mart de Mexico SAB de C.V.	137,062,200	314,280,108

		890,545,243

FOOD, BEVERAGE & TOBACCO — 5.99%
BEVERAGES — 1.15%
Sabmiller plc	8,615,750	283,151,192
FOOD PRODUCTS — 2.43%
Nestlé SA	10,790,500	596,429,888
TOBACCO — 2.41%
British American Tobacco plc	13,926,446	592,545,876

		1,472,126,956

HEALTH CARE EQUIPMENT & SERVICES — 3.86%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.02%
Covidien plc	5,658,498	249,539,762
HEALTH CARE PROVIDERS & SERVICES — 2.84%
Fresenius Medical Care AG & Co.	7,344,894	502,053,156
Sinopharm Group Co. H	74,602,800	197,346,698

		948,939,616

HOUSEHOLD & PERSONAL PRODUCTS — 3.00%
HOUSEHOLD PRODUCTS — 2.21%
Reckitt Benckiser plc	10,635,620	542,833,373
PERSONAL PRODUCTS — 0.79%
Natura Cosmeticos SA	11,460,500	195,046,403

		737,879,776

INSURANCE — 2.79%
INSURANCE — 2.79%
Allianz SE	3,508,807	333,107,448
China Life Insurance Co.	83,335,910	202,256,042
Dai-ichi Life Insurance Co.	144,257	151,869,161

		687,232,651

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
MATERIALS — 4.74%
CHEMICALS — 3.29%
Air Liquide SA	4,264,540	$502,666,409
Potash Corp. of Saskatchewan, Inc.	7,098,500	306,797,170
METALS & MINING — 1.45%
BHP Billiton Ltd.	10,477,762	355,079,386

		1,164,542,965

MEDIA — 2.53%
MEDIA — 2.53%
Pearson plc	16,108,031	286,103,983
Publicis Groupe	7,975,402	335,617,218

		621,721,201

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.19%
PHARMACEUTICALS — 7.19%
Bayer AG	3,159,800	175,472,007
Novartis AG	10,081,996	565,054,498
Novo Nordisk A/S	5,735,512	574,124,292
Teva Pharmaceutical Industries Ltd. ADR	12,164,900	452,777,578

		1,767,428,375

RETAILING — 3.20%
SPECIALTY RETAIL — 3.20%
Hennes & Mauritz AB	13,523,874	407,410,314
Kingfisher plc	98,103,317	380,161,215

		787,571,529

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.13%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.13%
ARM Holdings plc	31,717,000	278,951,646

		278,951,646

SOFTWARE & SERVICES — 5.11%
INTERNET SOFTWARE & SERVICES — 1.57%
Tencent Holdings Ltd.	11,958,157	251,527,611
[a,b]Yandex NV	6,633,900	135,397,899
SOFTWARE — 3.54%
[b]Check Point Software Technologies Ltd.	5,340,600	281,770,056
SAP AG	11,460,205	588,281,147

		1,256,976,713

TECHNOLOGY HARDWARE & EQUIPMENT — 3.50%
COMMUNICATIONS EQUIPMENT — 1.77%
HTC Corp.	19,418,354	436,474,897
OFFICE ELECTRONICS — 1.73%
Canon, Inc.	9,227,138	424,690,003

		861,164,900

TELECOMMUNICATION SERVICES — 3.27%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.68%
Telefonica SA	21,332,753	412,274,469

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.59%
KDDI Corp.	56,492	$392,580,215

		804,854,684

TRANSPORTATION — 1.60%
ROAD & RAIL — 1.60%
Canadian National Railway Co.	5,889,800	393,608,831

		393,608,831

TOTAL COMMON STOCK (Cost $21,501,120,315)		22,194,733,533

PREFERRED STOCK — 1.73%
AUTOMOBILES & COMPONENTS — 1.73%
AUTOMOBILES — 1.73%
Volkswagen AG Pfd	3,186,075	427,067,775

TOTAL PREFERRED STOCK (Cost $281,726,582)		427,067,775

SHORT TERM INVESTMENTS — 7.49%
Atmos Energy Corp., 0.22%, 10/3/2011	$90,000,000	89,998,900
Atmos Energy Corp., 0.20%, 10/4/2011	93,400,000	93,398,443
Autozone, Inc., 0.30%, 10/3/2011	44,997,000	44,996,250
Centerpoint Energy, 0.27%, 10/3/2011	50,000,000	49,999,250
Centerpoint Energy, 0.30%, 10/7/2011	40,000,000	39,998,000
CVS Corp., 0.23%, 10/3/2011	190,000,000	189,997,572
Dairy Farmers of America, 0.30%, 10/3/2011	40,000,000	39,999,333
Darden Restaurants, Inc., 0.23%, 10/3/2011	68,300,000	68,299,127
Darden Restaurants, Inc., 0.25%, 10/4/2011	25,000,000	24,999,479
Darden Restaurants, Inc., 0.25%, 10/6/2011	75,000,000	74,997,396
DCP Midstream LLC, 0.28%, 10/3/2011	28,000,000	27,999,565
Devon Energy Corp., 0.17%, 10/3/2011	184,300,000	184,298,259
Devon Energy Corp., 0.19%, 10/3/2011	100,000,000	99,998,944
Devon Energy Corp., 0.17%, 10/4/2011	25,000,000	24,999,646
Devon Energy Corp., 0.19%, 10/4/2011	50,000,000	49,999,208
Devon Energy Corp., 0.20%, 10/5/2011	100,000,000	99,997,778
Harris Corp., 0.27%, 10/6/2011	23,000,000	22,999,138
Kinder Morgan Energy Partners L.P., 0.26%, 10/3/2011	35,000,000	34,999,495
Kinder Morgan Energy Partners L.P., 0.26%, 10/5/2011	30,000,000	29,999,133
Kinder Morgan Energy Partners L.P., 0.26%, 10/6/2011	15,000,000	14,999,458
Kinder Morgan Energy Partners L.P., 0.26%, 10/7/2011	30,000,000	29,998,700
Marriott International, Inc., 0.26%, 10/6/2011	61,400,000	61,397,783
McCormick & Co., 0.11%, 10/3/2011	16,000,000	15,999,902
McCormick & Co., 0.11%, 10/4/2011	35,000,000	34,999,679
New York City Municipal Water Finance, put 10/3/2011 (SPA: Landesbank Hessen- Thuringen) (daily demand notes), 0.25%, 6/15/2039	10,000,000	10,000,000
Northern Illinois Gas Corp., 0.10%, 10/3/2011	10,571,000	10,570,941
Oglethorpe Power Corp., 0.14%, 10/3/2011	23,407,000	23,406,818
Pepco Holdings, Inc., 0.50%, 10/3/2011	25,000,000	24,999,306
Pepco Holdings, Inc., 0.45%, 10/6/2011	62,300,000	62,296,106
Pepco Holdings, Inc., 0.45%, 10/7/2011	29,100,000	29,097,818
Questar Corp., 0.17%, 10/5/2011	31,000,000	30,999,415
Sherwin Williams Co., 0.14%, 10/7/2011	60,000,000	59,998,600
Southern California Edison, 0.28%, 10/4/2011	35,000,000	34,999,183

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Shares/ Principal Amount	Value
Southern California Edison, 0.29%, 10/6/2011	$30,000,000	$29,998,792
Southern California Edison, 0.28%, 10/3/2011	45,000,000	44,999,300
Spectra Energy Capital LLC, 0.25%, 10/7/2011	30,800,000	30,798,717

TOTAL SHORT TERM INVESTMENTS (Cost $1,841,535,434)		1,841,535,434

TOTAL INVESTMENTS — 99.45% (Cost $23,624,382,331)		$24,463,336,742
OTHER ASSETS LESS LIABILITIES — 0.55%		135,317,525

NET ASSETS — 100.00%		$24,598,654,267

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal September 30, 2011	Market Value September 30, 2011	Investment Income
Carnival plc	11,352,925	732,600	—	12,085,525	$379,750,447	$9,969,482
Sinopharm Group Co. H*	67,089,500	—	—	—	—	—
Yandex NV**	—	6,633,900	—	6,633,900	135,397,899	—

Total non-controlled affiliated issuers – 2.09% of net assets					$515,148,346	$9,969,482

*	Issuer not affiliated at September 30, 2011.
**	Issuer not affiliated at September 30, 2010.

b	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2011

ASSETS
Investments at value
Non-affiliated issuers (cost $22,894,636,724) (Note 2)	$23,948,188,396
Non-controlled affiliated issuers (cost $729,745,607) (Note 2)	515,148,346
Cash	32,980,127
Cash denominated in foreign currency (cost $33,339,522)	32,357,947
Receivable for fund shares sold	88,770,227
Unrealized appreciation on forward currency contracts (Note 7)	97,845,503
Dividends receivable	58,542,006
Dividend and interest reclaim receivable	17,204,281
Interest receivable	977
Prepaid expenses and other assets	186,924

Total Assets	24,791,224,734

LIABILITIES
Payable for investments purchased	102,341,604
Payable for fund shares redeemed	61,958,308
Payable to investment advisor and other affiliates (Note 3)	18,004,183
Deferred tax payable	804,343
Accounts payable and accrued expenses	6,048,798
Foreign dividend withholding tax payable	3,393,330
Dividends payable	19,901

Total Liabilities	192,570,467

NET ASSETS	$24,598,654,267

NET ASSETS CONSIST OF:
Undistributed net investment income	$26,528,333
Net unrealized appreciation on investments and foreign currency translations	933,549,981
Accumulated net realized gain (loss)	(4,289,945,893)
Net capital paid in on shares of beneficial interest	27,928,521,846

$24,598,654,267

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,932,896,553 applicable to 256,336,982 shares of beneficial interest outstanding - Note 4)	$23.14
Maximum sales charge, 4.50% of offering price	1.09

Maximum offering price per share	$24.23

Class B Shares:
Net asset value and offering price per share* ($56,001,634 applicable to 2,584,638 shares of beneficial interest outstanding - Note 4)	$21.67

Class C Shares:
Net asset value and offering price per share* ($1,391,173,082 applicable to 63,897,125 shares of beneficial interest outstanding - Note 4)	$21.77

Class I Shares:
Net asset value, offering and redemption price per share ($10,942,111,784 applicable to 462,639,273 shares of beneficial interest outstanding - Note 4)	$23.65

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,270,000,211 applicable to 54,810,136 shares of beneficial interest outstanding - Note 4)	$23.17

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,296,493,021 applicable to 56,267,884 shares of beneficial interest outstanding - Note 4)	$23.04

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,709,977,982 applicable to 157,120,776 shares of beneficial interest outstanding - Note 4)	$23.61

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $60,396,660)	$622,401,900
Non-controlled affiliated issuers	9,969,482
Interest income	2,756,196

Total Income	635,127,578

EXPENSES:
Investment advisory fees (Note 3)	186,543,819
Administration fees (Note 3)
Class A Shares	9,104,986
Class B Shares	92,437
Class C Shares	2,177,468
Class I Shares	5,861,270
Class R3 Shares	1,844,806
Class R4 Shares	1,520,822
Class R5 Shares	1,875,398
Distribution and service fees (Note 3)
Class A Shares	17,949,732
Class B Shares	738,604
Class C Shares	17,366,676
Class R3 Shares	7,379,033
Class R4 Shares	3,040,119
Transfer agent fees
Class A Shares	9,956,850
Class B Shares	122,880
Class C Shares	2,158,570
Class I Shares	10,092,200
Class R3 Shares	3,206,430
Class R4 Shares	3,583,623
Class R5 Shares	9,325,140
Registration and filing fees
Class A Shares	132,139
Class B Shares	28,007
Class C Shares	80,141
Class I Shares	809,915
Class R3 Shares	34,509
Class R4 Shares	71,803
Class R5 Shares	170,668
Custodian fees (Note 3)	9,913,020
Professional fees	336,140
Accounting fees	867,565
Trustee fees	617,550
Other expenses	2,546,963

Total Expenses	309,549,283
Less:
Expenses reimbursed by investment advisor (Note 3)	(5,754,822)
Fees paid indirectly (Note 3)	(31,419)

Net Expenses	303,763,042

Net Investment Income	$331,364,536

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gains tax paid of $747,254)	$(629,117,773)
Forward currency contracts (Note 7)	(194,146,515)
Foreign currency transactions	2,682,010

(820,582,278)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes payable of $804,343)	(2,643,467,796)
Non-controlled affiliated issuers	(162,080,353)
Forward currency contracts (Note 7)	220,597,901
Foreign currency translations	(4,542,541)

(2,589,492,789)

Net Realized and Unrealized Loss	(3,410,075,067)

Net Decrease in Net Assets Resulting from Operations	$(3,078,710,531)

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$331,364,536	$167,111,665
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(820,582,278)	(658,847,770)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	(2,589,492,789)	2,357,581,186

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,078,710,531)	1,865,845,081

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(69,407,594)	(38,456,122)
Class B Shares	(378,403)	(198,599)
Class C Shares	(9,501,615)	(4,699,975)
Class I Shares	(161,485,921)	(87,399,958)
Class R3 Shares	(12,042,820)	(6,932,653)
Class R4 Shares	(13,798,685)	(5,643,833)
Class R5 Shares	(49,035,862)	(20,695,344)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(27,083,080)	889,589,596
Class B Shares	(11,564,128)	(12,642,863)
Class C Shares	(77,646,803)	(31,967,736)
Class I Shares	2,800,593,247	2,642,039,493
Class R3 Shares	124,874,376	168,532,316
Class R4 Shares	614,382,031	285,485,092
Class R5 Shares	1,808,444,762	867,059,993

Net Increase in Net Assets	1,837,638,974	6,509,914,488

NET ASSETS:
Beginning of Year	22,761,015,293	16,251,100,805

End of Year	$24,598,654,267	$22,761,015,293

Undistributed net investment income	$26,528,333	$8,879,941

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$22,194,733,533	$22,194,733,533	$—	$—
Preferred Stock	427,067,775	427,067,775	—	—
Short Term Investments	1,841,535,434	—	1,841,535,434	—

Total Investments in Securities	$24,463,336,742	$22,621,801,308	$1,841,535,434	$—
Other Financial Instruments**
Forward Currency Contracts	$97,845,503	$—	$97,845,503	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(306,396)	$(306,396)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between Levels for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,939,788 for Class R3 shares, $1,971,397 for Class R4 shares, and $1,843,637 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned net commissions aggregating $361,300 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $135,244 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $31,419.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	73,641,249	$2,053,810,641	98,256,291	$2,406,532,000
Shares issued to shareholders in reinvestment of dividends	2,281,219	60,621,181	1,284,114	31,575,504
Shares repurchased	(77,421,500)	(2,141,570,376)	(63,800,486)	(1,548,569,721)
Redemption fees received*	—	55,474	—	51,813

Net increase (decrease)	(1,499,032)	$(27,083,080)	35,739,919	$889,589,596

Class B Shares
Shares sold	24,956	$650,315	49,186	$1,143,298
Shares issued to shareholders in reinvestment of dividends	10,266	258,925	5,827	132,783
Shares repurchased	(482,497)	(12,473,928)	(609,378)	(13,919,631)
Redemption fees received*	—	560	—	687

Net increase (decrease)	(447,275)	$(11,564,128)	(554,365)	$(12,642,863)

Class C Shares
Shares sold	10,625,165	$281,685,590	12,441,045	$288,168,162
Shares issued to shareholders in reinvestment of dividends	251,558	6,347,965	134,652	3,080,176
Shares repurchased	(13,969,796)	(365,693,606)	(14,084,287)	(323,230,328)
Redemption fees received*	—	13,248	—	14,254

Net increase (decrease)	(3,093,073)	$(77,646,803)	(1,508,590)	$(31,967,736)

Class I Shares
Shares sold	194,033,971	$5,513,907,653	170,443,043	$4,255,830,103
Shares issued to shareholders in reinvestment of dividends	3,752,040	101,301,163	2,095,554	52,935,805
Shares repurchased	(99,981,535)	(2,814,706,076)	(66,945,828)	(1,666,796,964)
Redemption fees received*	—	90,507	—	70,549

Net increase (decrease)	97,804,476	$2,800,593,247	105,592,769	$2,642,039,493

Class R3 Shares
Shares sold	21,235,494	$595,512,797	20,220,086	$495,436,244
Shares issued to shareholders in reinvestment of dividends	419,283	11,084,705	252,563	6,217,484
Shares repurchased	(17,189,759)	(481,734,413)	(13,635,248)	(333,131,790)
Redemption fees received*	—	11,287	—	10,378

Net increase (decrease)	4,465,018	$124,874,376	6,837,401	$168,532,316

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	33,293,650	$912,509,372	20,306,284	$494,190,744
Shares issued to shareholders in reinvestment of dividends	411,028	10,732,605	166,103	4,086,982
Shares repurchased	(11,111,297)	(308,869,392)	(8,731,380)	(212,798,772)
Redemption fees received*	—	9,446	—	6,138

Net increase (decrease)	22,593,381	$614,382,031	11,741,007	$285,485,092

Class R5 Shares
Shares sold	86,461,533	$2,440,528,039	47,990,020	$1,194,175,209
Shares issued to shareholders in reinvestment of dividends	1,721,328	46,512,270	768,879	19,399,053
Shares repurchased	(23,871,556)	(678,624,509)	(13,949,845)	(346,531,210)
Redemption fees received*	—	28,962	—	16,941

Net increase (decrease)	64,311,305	$1,808,444,762	34,809,054	$867,059,993

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $9,425,445,246 and $5,374,126,813, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$23,663,338,074

Gross unrealized appreciation on a tax basis	$2,948,563,575
Gross unrealized depreciation on a tax basis	(2,148,564,907)

Net unrealized appreciation (depreciation) on investments (tax basis)	$799,998,668

Distributable earnings - ordinary income (tax basis)	$26,294,183

At September 30, 2011, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2010 of $554,714,247. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182
2019	753,530,754

$3,598,430,401

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $1,934,756 and increased accumulated net realized loss by $1,934,756. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses) and foreign capital gain taxes paid.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$315,650,900	$164,026,484
Capital gains	—	—

Total Distributions	$315,650,900	$164,026,484

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2011

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	552,269,300	11/09/2011	739,719,923	$51,748,256	$—
Euro	Sell	475,076,900	11/09/2011	636,326,966	46,097,247	—

Total					$97,845,503	$—

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$97,845,503

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(194,146,515)	$(194,146,515)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$220,597,901	$220,597,901

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

28    Certified Annual Report

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06	1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010(b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72	1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(b)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09	1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(b)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23	1.28		1.28		1.28		(27.77)	27.31	$5,510,070
2007(b)	$26.51	0.27	10.25	10.52	(0.29)	(0.65)	(0.94)	$36.09	0.88	1.29		1.29		1.29		40.64	64.77	$7,111,205
Class B Shares
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21	2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)	2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29	2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44	2.04		2.04		2.04		(28.33)	27.31	$98,541
2007	$25.28	0.03	9.75	9.78	(0.08)	(0.65)	(0.73)	$34.33	0.11	2.06		2.06		2.06		39.55	64.77	$135,486
Class C Shares
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31	1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)	2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34	2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50	2.00		2.00		2.00		(28.28)	27.31	$1,852,185
2007	$25.37	0.05	9.78	9.83	(0.10)	(0.65)	(0.75)	$34.45	0.17	2.01		2.01		2.01		39.63	64.77	$2,309,487
Class I Shares
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45	0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17	0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54	0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64	0.89		0.89		0.89		(27.45)	27.31	$5,152,506
2007	$26.99	0.41	10.42	10.83	(0.40)	(0.65)	(1.05)	$36.77	1.32	0.90		0.90		0.90		41.17	64.77	$5,113,109
Class R3 Shares
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86	1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61	1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02	1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07	1.45		1.45		1.62		(27.90)	27.31	$902,150
2007	$26.58	0.23	10.26	10.49	(0.24)	(0.65)	(0.89)	$36.18	0.75	1.45		1.45		1.61		40.43	64.77	$984,587
Class R4 Shares
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12	1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85	1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29	1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51	1.25		1.25		1.40		(27.73)	27.31	$231,960
2007(c)	$28.86	0.09	7.36	7.45	(0.29)	—	(0.29)	$36.02	0.42 (d)	1.25	(d)	1.25	(d)	1.70	(d)	25.90	64.77	$39,217
Class R5 Shares
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39	0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11	0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51	0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65	0.99		0.99		1.01		(27.54)	27.31	$944,582
2007	$26.97	0.43	10.39	10.82	(0.40)	(0.65)	(1.05)	$36.74	1.33	0.94		0.94		0.95		41.13	64.77	$450,944

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2007.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$799.40	$5.63
Hypothetical*	$1,000.00	$1,018.82	$6.31
Class B Shares
Actual	$1,000.00	$796.40	$9.31
Hypothetical*	$1,000.00	$1,014.70	$10.44
Class C Shares
Actual	$1,000.00	$796.80	$8.98
Hypothetical*	$1,000.00	$1,015.08	$10.07
Class I Shares
Actual	$1,000.00	$801.20	$4.01
Hypothetical*	$1,000.00	$1,020.62	$4.49
Class R3 Shares
Actual	$1,000.00	$798.80	$6.54
Hypothetical*	$1,000.00	$1,017.80	$7.34
Class R4 Shares
Actual	$1,000.00	$799.80	$5.64
Hypothetical*	$1,000.00	$1,018.80	$6.33
Class R5 Shares
Actual	$1,000.00	$800.50	$4.52
Hypothetical*	$1,000.00	$1,020.05	$5.07

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; B: 2.07%; C: 1.99%; I: 0.89%; R3: 1.45%; R4: 1.25%; R5: 1.00%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus

MSCI EAFE Index and MSCI AC World ex-U.S. Index (May 28, 1998 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	-14.16%	-0.53%	8.01%	7.16%
B Shares (Incep: 4/3/00)	-15.24%	-0.74%	7.79%	4.24%
C Shares (Incep: 5/28/98)	-11.66%	-0.33%	7.68%	6.67%
I Shares (Incep: 3/30/01)	-9.77%	0.80%	8.97%	6.92%
R3 Shares (Incep: 7/1/03)	-10.27%	0.25%	—	9.11%
R4 Shares (Incep: 2/1/07)	-10.11%	—	—	-1.88%
R5 Shares (Incep: 2/1/05)	-9.88%	0.72%	—	5.45%
MSCI EAFE Index (Since 5/28/98)	-9.36%	-3.46%	5.03%	2.35%
MSCI AC World ex-U.S. Index (Since 5/28/98)	-10.42%	-1.12%	7.27%	4.01%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg International Value Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2011, foreign source income and foreign taxes paid is $616,437,064, and $62,677,286 respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2011 (Unaudited)

In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was higher than the returns for the two securities indices considered and comparable to the average return of the fund category, and that the Fund’s returns for the preceding nine calendar years had exceeded or had been comparable to the returns of one index in eight of nine years, exceeded the returns of the second index in five of nine years, and had exceeded the average returns of the fund category in eight of nine years. Noted quantitative data further showed that the Fund’s investment returns fell within the third quartile of the fund category for the three-month and one-year periods ended with the second quarter of the current year, close to the top quartile in the year-to-date and three-year periods, and within the top decile in the five-year period. The Trustees also considered in this regard the Fund’s higher cumulative return (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly lower than the median and comparable to the average fee levels of the two groups of mutual funds, and that the overall expense ratio for the Fund was slightly lower than the median ratios of both groups and somewhat lower than the average ratios of the groups. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2011 (Unaudited)

of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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TH078

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bps) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

MANAGEMENT TEAM

Tim Cunningham, CFA, Alexander M.V. Motola, CFA,

and Greg Dunn

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	-3.48%	-0.07%	-4.03%	5.69%	1.19%
With sales charge	-7.81%	-1.60%	-4.90%	5.20%	0.76%
Russell 3000 Growth Index
(Since: 12/27/00)	3.39%	4.49%	1.56%	3.18%	-0.62%

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the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team test the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in as many ways as possible before reaching an investment decision.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/11

Top Contributors	Top Detractors
Frontier Oil	RSC Holdings, Inc.
Covidien plc	Baker Hughes, Inc.
Gentex Corp.	Yandex N.V. Cl A
Amazon.com, Inc.	FedEx Corp.
Alexion Pharmaceuticals, Inc.	Grand Canyon Education, Inc.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Portfolio P/E Trailing 12-months*	19.7x

Portfolio Price to Cash Flow*	11.3x

Portfolio Price to Book Value*	3.3x

Median Market Cap*	$3.5 B

7-Year Beta (A Shares vs. Russell 3K G)*	1.14

Number of Companies	37

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/11

BASKET STRUCTURE

As of 9/30/11

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Thornburg Core Growth Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 18, 2011

Dear Fellow Shareholder:

Equity investors have had quite a bit to digest over the past twelve months. Optimism towards the end of 2010 that a sustainable economic recovery could be taking hold gave way to concerns about political gridlock in our nation’s capital, sovereign debt issues in Europe, the possibility of a slowdown in economic growth worldwide, and the battle against inflation in emerging markets. Global headlines quickly overwhelmed company specific fundamentals and investors abandoned equities in a flight-to-quality. Over the summer, in a relatively short period of time, global bourses quickly erased many of the gains generated earlier in the fiscal year.

Returns for the Thornburg Core Growth Fund were disappointing on both an absolute and relative basis. On September 30, 2010, the net asset value (NAV) for the Class A shares was $13.81. At the end of the fiscal year, the Fund’s NAV was $13.33. The Fund’s Class A shares (at NAV) returned negative 3.48% over the past twelve months, materially behind the Russell 3000 Growth Index return of 3.39%. As has been the case for the last few years, there will be no capital gain distribution this year. At September 30, 2011, the Fund had tax basis realized capital losses of approximately $680 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Stock selection, as holders of the Fund have heard from us repeatedly over the years, was the primary driver of performance this period. The Thornburg Core Growth Fund is invested in a relatively small number of names that we believe can perform well, regardless of industry group or market environment. Unfortunately, our selection effect within information technology was broadly negative. We’re disappointed, both because it was the largest weight in the Fund, but also due to the success we’ve had in that industry in the past. Yandex, a Russian internet search provider, led the IT detractors. It sold off in sympathy with equities domiciled in emerging markets. We remain invested based on the low but growing internet penetration rates in Russia, as well as the strength of their competitive position and balance sheet. Another detractor from the IT sector, Riverbed Technologies, also remains in the Fund. As is sometimes the case, performance measurement can be an exercise in timing; Riverbed was purchased after it had corrected more then 35% from its highs, but it still declined another 30% as markets rerated in August and September. Overall, we continue to be optimistic about the prospects for our IT holdings, as valuations appear to be relatively modest.

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Letter to Shareholders,

Continued

More encouraging was the success we had in the health care sector. While not universally positive, we did benefit from strong performance from our biotechnology and health care services holdings. Alexion Pharmaceuticals beat revenue estimates and optimism rose about its pipeline of new products; we sold the stock at a price target late in the fiscal year. Covidien was another contributor that was sold during the first half of 2011; the company is exhibiting growth in a number of business segments and its stock price was augmented by a share buyback.

IT and health care have often, together, made up a large percentage of the holdings of the Core Growth Fund. In retrospect, this should come as no surprise, as these two sectors have provided a disproportionate share of domestic economic growth over the past few decades. In addition, our process tends to be geared towards companies with secular, as opposed to cyclical, growth drivers. We find that these two areas provide more opportunities to identify disruptive technologies or services than the materials and energy sectors, where the stock price is often driven by the price of an underlying commodity. We do not make fundamental changes to our philosophy or process; however, we are today casting a wider-than-ever net in our search for promising growth companies trading at a discount to intrinsic value. While not a huge focus of the Fund on a percentage basis, we’ve often done well in unconventional growth areas. The past twelve months were no exception as Frontier Oil, a petroleum refiner, was the strongest single contributor to Fund performance.

Diversification continues to be a critical element to our management of the Fund. When we launched the Core Growth Fund in late 2000, we wanted a vehicle which would have exposure across the universe of growth investing styles and market capitalizations. We borrowed the “basket” approach of our Value and International Value siblings, and modified those baskets for growth investing. The portfolio we share as investors contains a broad mix of stocks including some of the largest capitalization IT stocks such as Microsoft and Google. We view these companies as high-quality growth stories, generating massive cash flows that are currently trading at historically low valuations. While those stocks have been out-of-favor for some time, we believe that the market will recognize the value that we see in these franchises. At the other side of the growth spectrum is our position in Zoll Medical, a fast-growing provider of defibrillator products, currently trading at a market capitalization of under $1 billion.

At the time of this writing, we cannot help but feel that we are at a fundamentally different place than when we were entering the Great Recession. Investors no doubt feel a great deal of anxiety as we enter a new fiscal year. However, the balance sheets of domestic financial institutions and corporate America are in much better shape than they were three years ago. Near-term earnings expectations may need to be adjusted for slower growth in the coming months; however, multiples do not appear to be stretched.

We continue to be confident in our approach and personnel. Jim Gassman joined our team as a senior equity analyst during the period. Jim has a solid background in growth investing, fits well into our collaborative approach to research, and quickly brought to our attention names which he had covered in previous duties. Tamara Manoukian has transitioned her focus to our International Value Fund, however, given Thornburg Investment Management’s global generalist approach

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to research and the collegial nature of our equity team, she continues to cover stocks within the Core Growth Fund and will continue to be a source of new idea contribution (as are all analysts at Thornburg).

We continue to focus on identifying promising growth companies trading at a discount to their long-term value. Regardless of the economic environment, we believe that our disciplined, bottom-up approach will lead us to attractive growth companies. We encourage you to learn more about your portfolio. Quarterly updates, as well as descriptions of each holding can be found at www.thornburg.com/funds. Thank you for your investment in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Charles Schwab Corp.	4.7%	Qualcomm, Inc.	3.8%
Amazon.com, Inc.	4.2%	Intuit, Inc.	3.6%
Gilead Sciences, Inc.	4.1%	Microsoft Corp.	3.4%
Visa, Inc.	4.0%	Medco Health Solutions, Inc.	3.4%
Google, Inc.	4.0%	Affiliated Managers Group, Inc.	3.3%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Software & Services	29.9%	Transportation	3.0%
Diversified Financials	14.3%	Telecommunication Services	2.6%
Technology Hardware & Equipment	11.3%	Capital Goods	2.5%
Health Care Equipment & Services	9.0%	Semiconductors & Semiconductor Equipment	2.2%
Retailing	8.2%	Banks	2.2%
Pharmaceuticals, Biotechnology & Life Sciences	4.1%	Automobiles & Components	1.7%
Energy	4.0%	Other Assets & Cash Equivalents	2.0%
Consumer Durables & Apparel	3.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11 (% of equity holdings)

United States	88.6%	China	2.1%
United Kingdom	5.6%	Russia	1.6%
Argentina	2.1%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 98.00%

AUTOMOBILES & COMPONENTS — 1.66%
AUTO COMPONENTS — 1.66%
Gentex Corp.	445,527	$10,714,924

		10,714,924

BANKS — 2.19%
COMMERCIAL BANKS — 2.19%
[a]SVB Financial Group	383,806	14,200,822

		14,200,822

CAPITAL GOODS — 2.47%
TRADING COMPANIES & DISTRIBUTORS — 2.47%
[a]RSC Holdings, Inc.	2,238,211	15,958,444

		15,958,444

CONSUMER DURABLES & APPAREL — 3.05%
TEXTILES, APPAREL & LUXURY GOODS — 3.05%
[a]Vera Bradley, Inc.	546,700	19,708,535

		19,708,535

DIVERSIFIED FINANCIALS — 14.35%
CAPITAL MARKETS — 10.78%
[a]Affiliated Managers Group, Inc.	269,587	21,041,265
Charles Schwab Corp.	2,701,535	30,446,300
Hargreaves Lansdown plc	2,600,000	18,244,988
DIVERSIFIED FINANCIAL SERVICES — 3.57%
[a]Encore Capital Group, Inc.	705,448	15,414,039
[a]Portfolio Recovery Associates, Inc.	123,547	7,687,094

		92,833,686

ENERGY — 3.97%
ENERGY EQUIPMENT & SERVICES — 2.48%
Baker Hughes, Inc.	348,300	16,077,528
OIL, GAS & CONSUMABLE FUELS — 1.49%
[a]Continental Resources, Inc.	198,900	9,620,793

		25,698,321

HEALTH CARE EQUIPMENT & SERVICES — 9.03%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.46%
[a]Zoll Medical Corp.	421,663	15,913,562
HEALTH CARE PROVIDERS & SERVICES — 6.57%
[a]HMS Holdings Corp.	852,070	20,781,987
[a]Medco Health Solutions, Inc.	463,100	21,714,759

		58,410,308

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.10%
BIOTECHNOLOGY — 4.10%
[a]Gilead Sciences, Inc.	684,179	26,546,145

		26,546,145

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
RETAILING — 8.20%
INTERNET & CATALOG RETAIL — 4.22%
[a]Amazon.com, Inc.	126,215	$27,291,469
SPECIALTY RETAIL — 3.98%
[a]SuperGroup plc	1,057,370	17,148,181
[a]Urban Outfitters, Inc.	385,000	8,593,200

		53,032,850

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.21%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.21%
[a]ON Semiconductor Corp.	1,994,598	14,301,268

		14,301,268

SOFTWARE & SERVICES — 29.85%
INFORMATION TECHNOLOGY SERVICES — 4.02%
Visa, Inc.	303,156	25,986,533
INTERNET SOFTWARE & SERVICES — 12.29%
[a]Baidu, Inc. ADR	126,400	13,513,424
[a]Constant Contact, Inc.	189,015	3,268,069
[a]Google, Inc.	49,939	25,687,623
MercadoLibre, Inc.	249,386	13,404,498
[a]RightNow Technologies, Inc.	415,250	13,724,012
[a]Yandex NV	487,500	9,949,875
SOFTWARE — 13.54%
[a] BroadSoft, Inc.	642,144	19,489,070
Intuit, Inc.	495,300	23,497,032
Microsoft Corp.	888,338	22,110,733
[a]SolarWinds, Inc.	636,153	14,008,089
[a]SuccessFactors, Inc.	369,300	8,490,207

		193,129,165

TECHNOLOGY HARDWARE & EQUIPMENT — 11.34%
COMMUNICATIONS EQUIPMENT — 6.27%
Qualcomm, Inc.	509,800	24,791,574
[a]Riverbed Technology, Inc.	790,200	15,772,392
COMPUTERS & PERIPHERALS — 5.07%
[a]EMC Corp.	993,700	20,857,763
[a]Fusion-Io, Inc.	630,700	11,983,300

		73,405,029

TELECOMMUNICATION SERVICES — 2.62%
WIRELESS TELECOMMUNICATION SERVICES — 2.62%
[a]SBA Communications Corp.	491,931	16,961,781

		16,961,781

TRANSPORTATION — 2.96%
AIR FREIGHT & LOGISTICS — 2.96%
FedEx Corp.	283,527	19,189,107

		19,189,107

TOTAL COMMON STOCK (Cost $627,878,814)		634,090,385

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 0.46%
Devon Energy Corp., 0.17%, 10/3/2011	$3,000,000	$2,999,972

TOTAL SHORT TERM INVESTMENTS (Cost $2,999,972)		2,999,972

TOTAL INVESTMENTS — 98.46% (Cost $630,878,786)		$637,090,357
OTHER ASSETS LESS LIABILITIES — 1.54%		9,973,353

NET ASSETS — 100.00%		$647,063,710

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2011

ASSETS
Investments at value (cost $630,878,786) (Note 2)	$637,090,357
Cash	462,147
Cash denominated in foreign currency (cost $414,341)	413,770
Receivable for investments sold	12,140,483
Receivable for fund shares sold	592,055
Dividends receivable	58,853
Prepaid expenses and other assets	41,241

Total Assets	650,798,906

LIABILITIES
Payable for fund shares redeemed	2,380,492
Payable to investment advisor and other affiliates (Note 3)	717,324
Accounts payable and accrued expenses	637,311
Dividends payable	69

Total Liabilities	3,735,196

NET ASSETS	$647,063,710

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments and foreign currency translations	$6,210,955
Accumulated net realized gain (loss)	(685,554,287)
Net capital paid in on shares of beneficial interest	1,326,407,042

$647,063,710

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($208,134,817 applicable to 15,611,612 shares of beneficial interest outstanding - Note 4)	$13.33
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$13.96

Class C Shares:
Net asset value and offering price per share* ($137,799,429 applicable to 11,280,208 shares of beneficial interest outstanding - Note 4)	$12.22

Class I Shares:
Net asset value, offering and redemption price per share ($114,678,575 applicable to 8,264,255 shares of beneficial interest outstanding - Note 4)	$13.88

Class R3 Shares:
Net asset value, offering and redemption price per share ($109,126,517 applicable to 8,187,121 shares of beneficial interest outstanding - Note 4)	$13.33

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,423,042 applicable to 779,751 shares of beneficial interest outstanding - Note 4)	$13.37

Class R5 Shares:
Net asset value, offering and redemption price per share ($66,901,330 applicable to 4,826,708 shares of beneficial interest outstanding - Note 4)	$13.86

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $41,129)	$5,499,678
Interest income	62,553

Total Income	5,562,231

EXPENSES:
Investment advisory fees (Note 3)	9,512,879
Administration fees (Note 3)
Class A Shares	400,257
Class C Shares	241,513
Class I Shares	78,223
Class R3 Shares	228,011
Class R4 Shares	21,424
Class R5 Shares	131,835
Distribution and service fees (Note 3)
Class A Shares	799,466
Class C Shares	1,925,327
Class R3 Shares	910,977
Class R4 Shares	42,544
Transfer agent fees
Class A Shares	611,148
Class C Shares	366,822
Class I Shares	204,952
Class R3 Shares	438,284
Class R4 Shares	64,581
Class R5 Shares	751,356
Registration and filing fees
Class A Shares	24,419
Class C Shares	21,584
Class I Shares	21,229
Class R3 Shares	42,413
Class R4 Shares	21,722
Class R5 Shares	22,889
Custodian fees (Note 3)	207,360
Professional fees	68,924
Accounting fees	40,416
Trustee fees	24,898
Other expenses	110,631

Total Expenses	17,336,084
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,297,460)

Net Expenses	16,038,624

Net Investment Loss	$(10,476,393)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$228,389,431
Foreign currency transactions	66,933

228,456,364

Net change in unrealized appreciation (depreciation) on:
Investments	(168,137,098)
Foreign currency translations	(616)

(168,137,714)

Net Realized and Unrealized Gain	60,318,650

Net Increase in Net Assets Resulting from Operations	$49,842,257

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(10,476,393)	$(16,110,454)
Net realized gain (loss) on investments and foreign currency transactions	228,456,364	118,279,325
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(168,137,714)	(84,200,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	49,842,257	17,968,785

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(175,820,842)	(143,803,748)
Class C Shares	(79,773,991)	(75,171,959)
Class I Shares	(59,949,918)	(48,814,392)
Class R3 Shares	(110,226,931)	(69,273,239)
Class R4 Shares	(15,430,363)	(5,941,399)
Class R5 Shares	(284,360,787)	(3,484,259)

Net Decrease in Net Assets	(675,720,575)	(328,520,211)

NET ASSETS:
Beginning of Year	1,322,784,285	1,651,304,496

End of Year	$647,063,710	$1,322,784,285

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$634,090,385	$634,090,385	$—	$—
Short Term Investments	2,999,972	—	2,999,972	—

Total Investments in Securities	$637,090,357	$634,090,385	$2,999,972	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $3,324 for Class A shares, $133,142 for Class I shares, $488,803 for Class R3 shares, $61,370 for Class R4 shares, and $610,821 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $14,664 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $9,854 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,523,774	$23,528,867	3,895,692	$53,800,051
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(12,914,624)	(199,351,773)	(14,432,625)	(197,604,891)
Redemption fees received*	—	2,064	—	1,092

Net increase (decrease)	(11,390,850)	$(175,820,842)	(10,536,933)	$(143,803,748)

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	660,446	$9,280,741	1,070,092	$13,715,365
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(6,273,338)	(89,056,037)	(7,016,592)	(88,887,938)
Redemption fees received*	—	1,305	—	614

Net increase (decrease)	(5,612,892)	$(79,773,991)	(5,946,500)	$(75,171,959)

Class I Shares
Shares sold	2,621,591	$41,975,065	3,751,437	$53,348,009
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(6,385,486)	(101,926,048)	(7,276,584)	(102,162,877)
Redemption fees received*	—	1,065	—	476

Net increase (decrease)	(3,763,895)	$(59,949,918)	(3,525,147)	$(48,814,392)

Class R3 Shares
Shares sold	1,804,561	$27,972,861	4,447,347	$61,659,930
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(8,987,536)	(138,200,925)	(9,529,774)	(130,933,778)
Redemption fees received*	—	1,133	—	609

Net increase (decrease)	(7,182,975)	$(110,226,931)	(5,082,427)	$(69,273,239)

Class R4 Shares
Shares sold	489,460	$7,637,091	686,300	$9,351,159
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,513,646)	(23,067,562)	(1,147,030)	(15,292,633)
Redemption fees received*	—	108	—	75

Net increase (decrease)	(1,024,186)	$(15,430,363)	(460,730)	$(5,941,399)

Class R5 Shares
Shares sold	2,048,486	$33,073,276	6,078,290	$86,903,397
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(19,949,793)	(317,435,221)	(6,402,491)	(90,388,466)
Redemption fees received*	—	1,158	—	810

Net increase (decrease)	(17,901,307)	$(284,360,787)	(324,201)	$(3,484,259)

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $885,195,763 and $1,603,704,718, respectively.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$631,744,641

Gross unrealized appreciation on a tax basis	$83,300,951
Gross unrealized depreciation on a tax basis	(77,955,235)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,345,716

At September 30, 2011, the Fund did not have any undistributed ordinary income or distributable capital gains.

For the fiscal year ended September 30, 2011, the Fund utilized $228,824,572 of capital loss carryforwards.

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$431,330,022
2018	253,358,410

$684,688,432

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $10,505,777, increased accumulated net realized loss by $66,933, and decreased net investment loss by $10,572,710. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from nondeductible net operating losses and foreign currency losses.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

For the year ended September 30, 2011, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)		1.45		1.45		1.45		(3.48)	80.53	$208,135
2010(b)	$13.61	(0.15)	0.35	0.20	.—	—	—	$13.81	(1.09)		1.48		1.48		1.48		1.47	75.06	$372,954
2009(b)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)		1.48		1.48		1.49		1.87	82.86	$511,065
2008(b)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)		1.38		1.38		1.38		(35.48)	79.73	$738,457
2007(b)	$16.38	(0.15)	4.49	4.34	—	—	—	$20.72	(0.78)		1.37		1.36		1.37		26.50	82.37	$1,470,020
Class C Shares
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)		2.20		2.20		2.20		(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)		2.23		2.23		2.23		0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)		2.26		2.26		2.26		1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)		2.13		2.13		2.13		(35.93)	79.73	$385,110
2007	$15.59	(0.28)	4.26	3.98	—	—	—	$19.57	(1.53)		2.12		2.11		2.12		25.53	82.37	$664,252
Class I Shares
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)		0.99		0.99		1.07		(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)		0.99		0.99		1.08		1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)		0.97		0.97		1.08		2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)		0.96		0.96		0.96		(35.17)	79.73	$346,497
2007	$16.66	(0.08)	4.58	4.50	—	—	—	$21.16	(0.39)		0.98		0.97		0.98		27.01	82.37	$642,143
Class R3 Shares
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)		1.50		1.50		1.77		(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)		1.50		1.50		1.79		1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)		1.49		1.49		1.76		1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)		1.50		1.50		1.72		(35.53)	79.73	$289,500
2007	$16.43	(0.18)	4.50	4.32	—	—	—	$20.75	(0.91)		1.51		1.50		1.64		26.29	82.37	$414,267
Class R4 Shares
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)		1.40		1.40		1.76		(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)		1.40		1.40		1.73		1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)		1.40		1.40		1.83		1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)		1.40		1.40		1.73		(35.47)	79.73	$21,047
2007(c)	$18.90	(0.12)	1.95	1.83	—	—	—	$20.73	(0.93	)(d)	1.41	(d)	1.40	(d)	8.74	(d)(e)	9.68	82.37	$3,508
Class R5 Shares
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)		0.99		0.99		1.22		(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)		0.99		0.99		1.18		2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)		0.99		0.99		1.27		2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)		0.99		0.99		1.18		(35.19)	79.73	$251,299
2007	$16.65	(0.07)	4.57	4.50	—	—	—	$21.15	(0.37)		0.95		0.95		0.97		27.03	82.37	$158,084

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2007.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$817.30	$6.50
Hypothetical*	$1,000.00	$1,017.92	$7.21
Class C Shares
Actual	$1,000.00	$814.10	$9.91
Hypothetical*	$1,000.00	$1,014.14	$11.00
Class I Shares
Actual	$1,000.00	$819.40	$4.52
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$816.80	$6.83
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$817.70	$6.38
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$818.70	$4.51
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.43%; C: 2.18%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)	-7.81%	-4.90%	5.20%	0.76%
C Shares (Incep: 12/27/00)	-5.12%	-4.74%	4.83%	0.38%
I Shares (Incep: 11/1/03)	-3.00%	-3.57%	—	3.36%
R3 Shares (Incep: 7/1/03)	-3.55%	-4.08%	—	4.29%
R4 Shares (Incep: 2/1/07)	-3.40%	—	—	-7.15%
R5 Shares (Incep: 10/3/05)	-3.08%	-3.59%	—	-0.39%
Russell 3000 Growth Index (Since: 12/27/00)	3.39%	1.56%	3.18%	-0.62%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide range of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

In reviewing quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed the Fund’s investment return for the most recent calendar year was lower than the average return for the mutual fund category and the returns for the two indices, and that the Fund’s returns for the preceding nine calendar years had exceeded the average returns of the category in seven of the nine years, exceeded the returns of the first index in eight of the nine years, and had exceeded or been comparable to the returns of the second index in eight of the nine years. Other noted quantitative data showed that the Fund’s investment returns fell within or close to the top half of performance for the mutual fund category for the three-month and year-to-date periods ended with the second quarter of the current year, fell within the third quartile of performance for the category for the one-year and three-year periods, and fell near the lowest decile for the five-year period. The Trustees noted that the Fund’s returns over a ten-year period fell within the top decile of the performance for the category, and also noted in this regard the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark Russell 3000 Growth Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee charged by the Advisor to the Fund, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged by the Advisor was somewhat higher than the median and average fee rates charged to the groups of mutual funds assembled by the mutual fund analyst firms, and that the overall expense ratio of the Fund was slightly higher than the median and average expense ratios for the same fund groups. The Trustees did not identify these differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2011 (Unaudited)

of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

36    Certified Annual Report

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This page is not part of the Annual Report.    37

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

38    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    39

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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TH082

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Allocation Effect – The portion of portfolio excess return attributed to taking different group (e.g. sector, industry) decisions from the benchmark.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributed to choosing different securities within groups compared to the benchmark.

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Thornburg International Growth Fund

MANAGEMENT TEAM

Tim Cunningham, CFA, Alexander M.V. Motola, CFA, and Greg Dunn

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual operating expenses of Class A shares are 1.70% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.63%.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 30–55 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	9.43%	9.83%	3.53%
With sales charge	4.48%	8.15%	2.52%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	-10.88%	0.47%	-3.54%

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number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/11

Top Contributors	Top Detractors
Start Today Co. Ltd.	CPPGroup plc
Infineon Technologies AG	7 Days Group Holdings Ltd.
SodaStream International Ltd.	MercadoLibre, Inc.
PriceSmart, Inc.	Yandex N.V. Cl A
Check Point Software Technologies Ltd.	SEEK Ltd.
Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Portfolio P/E Trailing 12-months*	22.8x

Portfolio Price to Cash Flow*	13.5x

Portfolio Price to Book Value*	3.6x

Median Market Cap*	$2.4 B

Number of Companies	41

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/11

BASKET STRUCTURE

As of 9/30/11

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Thornburg International Growth Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

October 18, 2011

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2011, the Thornburg International Growth Fund returned a positive 9.43% for the Class A shares at net asset value (NAV), materially outperforming its benchmark, the MSCI AC World ex-US Growth Index, which returned a negative 10.88%. This represents outperformance of over 20% compared to the index in a period when many equity markets were down. On September 30, 2010, the NAV per Class A share of the Fund was $12.25. On September 30, 2011, the NAV of the Class A shares was $13.37. Investments in initial public offerings by the Fund contributed 5.32% to the return for the fiscal year.

Equity investors had a number of issues to contend with over the past twelve months, including concerns about a slowdown in global economic growth, political gridlock in the United States, a sovereign debt crisis in Europe, and persistent inflation in emerging markets.

In managing the International Growth Fund, we employ an unconstrained approach that allows us to scour a universe of roughly 15,000 stocks in an effort to find what we believe are the best growth opportunities regardless of geography or sector. The relative focused nature of our portfolio (the International Growth Fund will hold between 30 and 55 names at any given time) amplifies the impact of our stock picking. During the past twelve months, the impact of our stock selection was both positive and significant, accounting for more than 75% of the Fund’s outperformance. Particularly rewarding to us as bottom-up investors was the fact that we had positive selection effect in six of the eight sectors in which the Fund was invested (we had no investments in materials or utilities). Most significant was our selection effect in the consumer discretionary and information technology sectors.

Within these sectors, we had notable success in internet retailing and e-commerce stocks. Each of these stocks has its own unique story; however, they generally share a combination of what we believe to be great business models, stout balance sheets and good cash flow generation. They are also beneficiaries of secular trends around increasing smartphone and broadband penetration, rising global discretionary incomes, and increased comfort levels with online transactions. An example is Start Today, a Japanese e-commerce company specializing in apparel. Start Today was the top contributor to Fund performance for the fiscal year. The company has seen strong growth and issued solid guidance for 2012, yet still trades at a discount to its global

Certified Annual Report    7

Letter to Shareholders,

Continued

online peers. Fortunately for the Fund and our shareholders, the initial success we’ve had in this space has fed on itself. The research we conducted when making an investment in ASOS (a U.K. online fashion retailer) led us to Yoox (a Milan-based retailing partner of the leading fashion and design brands), which was a top contributor to performance in 2011. Subsequent research on the industry led to investments in Start Today and zooplus (a U.K. online retailer of pet supplies).

These successes also underscore the importance of letting our bottom-up process lead us to what we believe are the best investments available, regardless of location. While investors have shown concern for slower growth and sovereign debt issues in Europe, we had success during the period in names such as Covidien (Irish-based global health-care product provider), Kabel Deutschland (German-based cable company), Infineon (German-based semiconductor company), and Grifols SA (Spanish-based pharmaceutical company). We don’t make a top-down forecast when building the portfolio, but instead focus on the individual companies and the investment opportunity. We’ve found that where a business is headquartered is often much less important than what they do and where their customers are located.

Investing in international markets adds additional risks. We think that vigorous research of the business model, local cultures and accounting conventions, and political situations can mitigate some of these risks; however, diversification remains an important element in our process. At the end of the fiscal year, the Fund was invested across 22 markets. We continue to gain exposure to different segments of the growth market by using the basket approach originally developed by the Fund’s domestic sibling over 10 years ago. As of September 30, 2011, the top ten holdings accounted for a relatively modest 28% of assets, with a number of distinct business models represented.

Activity over the past twelve months has been significant, as turmoil has created opportunities for valuation-conscious growth investors. Importantly, we view activity as broadly positive, as the uncovering of new investment ideas causes us to reevaluate our investment theses for holding our existing names. It essentially forces us to push out the weakest names to make room for new and hopefully better ideas.

The cash position of the Fund as of September 30, 2011 was relatively high; however, we caution against extrapolating this to our view of the market. In a portfolio with a limited number of holdings, the sale of two or three positions can cause cash positions to rise, and after having a few names hit price targets, we simply have yet to put the money to work in new ideas.

We continue to be confident in our approach and personnel. James Gassman joined our team as a senior equity analyst during the period. Jim has a solid background in growth investing, fits well into our collaborative approach to research, and he quickly brought to our attention names which he had covered in previous duties.

8    Certified Annual Report

Tamara Manoukian has transitioned her focus to our International Value Fund, but, given Thornburg Investment Management’s global generalist approach to research and the collegial nature of our equity team, she continues to cover stocks within the International Growth Fund.

We are certainly pleased with performance generated over the past fiscal year, as well as over the life of the Fund. As we reflect on our upcoming five-year anniversary, it seems appropriate to dig up an installment from the first commentary written when we started this Fund:

Thomas Edison was an interesting man. Edison and his associates developed and tested at least 3,000 different theories for the commercialization of an incandescent lamp (contrary to popular American belief, the incandescent bulb was invented over a half century earlier than Edison’s patent in the U.S.). Once they developed the correct theory, Edison tested “thousands and thousands” of filament materials to get a sustainable light source. Ultimately, he succeeded, not just in developing the correct filament, but his team created all the peripheral components to commercialize electricity.

Edison had a lot of opinions, and many of his quotes can be applied to stock picking:

•	“Opportunity is missed by most people because it is dressed in overalls and looks like work.”

•

“The first requisite for success is to develop the ability to focus and apply your mental and physical energies to the problem at hand – without growing weary. Because such thinking is often difficult, there seems to be no limit to which some people will go to avoid the effort and labor that is associated with it...”

•	“We should remember that good fortune often happens when opportunity meets with preparation.”

But of all of Edison’s quotes, we’ve found two most applicable:

•	“Results? Why, man, I have gotten lots of results! If I find 10,000 ways something won’t work, I haven’t failed.”

•	“Genius is one per cent inspiration and ninety-nine per cent perspiration. Accordingly, a ‘genius’ is often merely a talented person who has done all of his or her homework”

We think a lot about the quote (“Results?”) while we source ideas and research companies. The fact remains that many securities are appropriately priced. The “good” securities that are correctly priced are the ones that make it apparent very quickly. Others hide the fact they are correctly priced, and that takes time to discover, and can be discouraging because it usually means the security value is lower at the end of the process than you thought going in. But each “reject” of research or screening isn’t a failure, it is a result. In Edison’s case, if it

Certified Annual Report    9

Letter to Shareholders,

Continued

was a negative result, nothing would change that (not entirely true, since he thought tungsten would be a great filament – and he was right – but at his time he lacked the technology to appropriately work the metal). For us, a bad result from past research could prove to be a great idea today or in the future. Nothing is wasted, and the results change everyday.

Englishman Sir Humphrey Davy is one of about 20 innovators credited with helping to invent the incandescent lamp before Edison got involved. Edison was clearly a great inventor, and he focused on doing things that really changed people’s lives. German and Russian inventors were also involved. Edison had a keen eye for intellectual property and value of patents: he actually purchased a lightbulb patent from Woodward and Evans. The light over your head was truly a global development – something that started in England over 200 years ago, and improved by many different people in many different places.

Globalization has been occurring for a very long time, it is just recently that the rate of change has materially sped up. Things are invented all over the world, businesses are started, things are commercialized, and patents are filed, bought, and sold. Our core investing competencies revolve around security selection, securities analysis, and information-based fundamental research. These skills have a broad range of applicability in equity investing, and we plan on using a very similar approach to international growth investing as we do to domestic growth investing.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found at www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

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Certified Annual Report     11

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Kabel Deutschland Holding AG	3.2%	Experian plc	2.7%
CNOOC Ltd.	3.0%	Kakaku.com, Inc.	2.7%
Covidien plc	2.9%	MakeMyTrip Ltd.	2.7%
Hargreaves Lansdown plc	2.8%	Xing AG	2.7%
Check Point Software Technologies Ltd.	2.8%	Telecity Group plc	2.6%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Software & Services	19.5%	Telecommunication Services	3.7%
Retailing	14.6%	Technology Hardware & Equipment	3.6%
Consumer Services	10.6%	Media	3.2%
Energy	7.5%	Diversified Financials	2.8%
Pharmaceuticals, Biotechnology & Life Sciences	5.6%	Capital Goods	2.1%
Health Care Equipment & Services	5.3%	Consumer Durables & Apparel	1.9%
Commercial & Professional Services	5.2%	Other Assets & Cash Equivalents	10.0%
Food & Staples Retailing	4.4%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11 (percent of equity holdings)

United Kingdom	22.2%	Luxembourg	2.7%
China	10.1%	Spain	2.6%
Germany	8.3%	Indonesia	2.3%
Japan	8.2%	Italy	2.2%
Ireland	6.2%	Taiwan	2.2%
United States	5.4%	Costa Rica	2.1%
India	5.2%	South Africa	2.1%
Israel	3.1%	Switzerland	2.1%
Canada	2.9%	Mexico	1.9%
Argentina	2.7%	Russia	1.5%
France	2.7%	Hong Kong	1.3%

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 89.99%

CAPITAL GOODS — 2.09%
CONSTRUCTION & ENGINEERING — 2.09%
Tower Bersama Infrastructure	20,068,500	$4,566,212

		4,566,212

COMMERCIAL & PROFESSIONAL SERVICES — 5.16%
COMMERCIAL SERVICES & SUPPLIES — 2.43%
Regus plc	4,631,200	5,322,538
PROFESSIONAL SERVICES — 2.73%
Experian plc	528,100	5,970,516

		11,293,054

CONSUMER DURABLES & APPAREL — 1.85%
TEXTILES, APPAREL & LUXURY GOODS — 1.85%
Compagnie Financiere Richemont SA	89,500	4,043,496

		4,043,496

CONSUMER SERVICES — 10.64%
DIVERSIFIED CONSUMER SERVICES — 1.88%	179,040	4,112,549
[a]New Oriental Education & Technology Group, Inc. ADR
HOTELS, RESTAURANTS & LEISURE — 8.76%
[a]7 Days Group Holdings Ltd. ADR	315,731	3,997,155
Domino’s Pizza UK & IRL plc	754,600	5,242,304
[a]Jubilant Foodworks Ltd.	266,749	4,346,416
[a]Las Vegas Sands Corp.	75,800	2,906,172
Wynn Macau Ltd.	1,109,600	2,661,649

		23,266,245

DIVERSIFIED FINANCIALS — 2.84%
CAPITAL MARKETS — 2.84%
Hargreaves Lansdown plc	884,500	6,206,805

		6,206,805

ENERGY — 7.46%
ENERGY EQUIPMENT & SERVICES — 1.89%
Transocean Ltd.	86,600	4,134,284
OIL, GAS & CONSUMABLE FUELS — 5.57%
Cenovus Energy, Inc.	184,900	5,693,981
CNOOC Ltd.	3,889,000	6,472,178

		16,300,443

FOOD & STAPLES RETAILING — 4.35%
FOOD & STAPLES RETAILING — 4.35%
PriceSmart, Inc.	65,439	4,078,158
Tesco plc	922,200	5,435,940

		9,514,098

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 5.31%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.86%
Covidien plc	141,762	$6,251,704
HEALTH CARE PROVIDERS & SERVICES — 2.45%
Orpea	131,814	5,365,041

		11,616,745

MEDIA — 3.18%
MEDIA — 3.18%
[a]Kabel Deutschland Holding AG	128,400	6,946,324

		6,946,324

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.61%
BIOTECHNOLOGY — 3.91%
Abcam plc	620,050	3,505,035
[a]Grifols SA	267,683	5,035,141
PHARMACEUTICALS — 1.70%
[a]Genomma Lab Internacional SA	2,256,000	3,720,295

		12,260,471

RETAILING — 14.64%
INTERNET & CATALOG RETAIL — 10.15%	118,200	2,807,211
[a]ASOS plc
[a]MakeMyTrip Ltd.	265,771	5,868,224
Start Today Co. Ltd.	251,300	5,571,412
[a]YOOX S.p.A	334,950	4,355,111
[a]zooplus AG	59,680	3,579,642
MULTILINE RETAIL — 1.88%
Clicks Group Ltd.	884,100	4,121,311
SPECIALTY RETAIL — 2.61%
[a]SuperGroup plc	352,290	5,713,357

		32,016,268

SOFTWARE & SERVICES — 19.52%
INTERNET SOFTWARE & SERVICES — 16.75%
[a]Baidu, Inc. ADR	50,100	5,356,191
[a]Blinkx plc	2,362,400	5,452,214
Kakaku.com, Inc.	143,000	5,960,651
MercadoLibre, Inc.	98,400	5,289,000
[a]Telecity Group plc	657,780	5,728,772
[a]Xing AG	79,572	5,821,785
[a]Yandex NV	147,550	3,011,495
SOFTWARE — 2.77%
[a]Check Point Software Technologies Ltd.	114,800	6,056,848

		42,676,956

TECHNOLOGY HARDWARE & EQUIPMENT — 3.61%
COMMUNICATIONS EQUIPMENT — 3.61%
[a]EXFO, Inc.	576,370	3,527,385
HTC Corp.	194,050	4,361,747

		7,889,132

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 3.73%
WIRELESS TELECOMMUNICATION SERVICES — 3.73%
KDDI Corp.	667	$4,635,187
Vodafone Group plc	1,355,400	3,513,880

		8,149,067

TOTAL COMMON STOCK (Cost $207,237,277)		196,745,316

SHORT TERM INVESTMENTS — 6.59%
Darden Restaurants, Inc., 0.23%, 10/3/2011	$4,400,000	4,399,944
Devon Energy Corp., 0.17%, 10/3/2011	10,000,000	9,999,905

TOTAL SHORT TERM INVESTMENTS (Cost $14,399,849)		14,399,849

TOTAL INVESTMENTS — 96.58% (Cost $221,637,126)		$211,145,165
OTHER ASSETS LESS LIABILITIES — 3.42%		7,481,266

NET ASSETS — 100.00%		$218,626,431

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2011

ASSETS
Investments at value (cost $221,637,126) (Note 2)	$211,145,165
Cash	588,883
Cash denominated in foreign currency (cost $11,640,380)	10,505,487
Receivable for fund shares sold	1,831,618
Unrealized appreciation on forward currency contracts (Note 7)	1,028,589
Dividends receivable	532,096
Dividend and interest reclaim receivable	18,799
Prepaid expenses and other assets	33,713

Total Assets	225,684,350

LIABILITIES
Payable for investments purchased	3,969,952
Payable for fund shares redeemed	2,250,166
Unrealized depreciation on forward currency contracts (Note 7)	517,804
Payable to investment advisor and other affiliates (Note 3)	217,505
Accounts payable and accrued expenses	102,492

Total Liabilities	7,057,919

NET ASSETS	$218,626,431

NET ASSETS CONSIST OF:
Undistributed net investment income	$302,690
Net unrealized depreciation on investments and foreign currency translations	(11,147,373)
Accumulated net realized gain (loss)	(13,215,547)
Net capital paid in on shares of beneficial interest	242,686,661

$218,626,431

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($104,918,141 applicable to 7,844,677 shares of beneficial interest outstanding - Note 4)	$13.37
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$14.00

Class C Shares:
Net asset value and offering price per share* ($35,705,872 applicable to 2,699,720 shares of beneficial interest outstanding - Note 4)	$13.23

Class I Shares:
Net asset value, offering and redemption price per share ($75,537,987 applicable to 5,576,780 shares of beneficial interest outstanding - Note 4)	$13.55

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,925,352 applicable to 144,369 shares of beneficial interest outstanding - Note 4)	$13.34

Class R4 Shares:
Net asset value, offering and redemption price per share ($145,678 applicable to 10,943 shares of beneficial interest outstanding - Note 4)	$13.31

Class R5 Shares:
Net asset value, offering and redemption price per share ($393,401 applicable to 28,978 shares of beneficial interest outstanding - Note 4)	$13.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $173,240)	$2,661,592
Interest income	16,603

Total Income	2,678,195

EXPENSES:
Investment advisory fees (Note 3)	1,428,890
Administration fees (Note 3)
Class A Shares	83,217
Class C Shares	40,574
Class I Shares	31,262
Class R3 Shares	1,813
Class R4 Shares	86
Class R5 Shares	113
Distribution and service fees (Note 3)
Class A Shares	167,013
Class C Shares	324,827
Class R3 Shares	7,135
Class R4 Shares	153
Transfer agent fees
Class A Shares	65,157
Class C Shares	36,735
Class I Shares	25,186
Class R3 Shares	4,127
Class R4 Shares	1,932
Class R5 Shares	2,014
Registration and filing fees
Class A Shares	24,295
Class C Shares	23,043
Class I Shares	26,486
Class R3 Shares	19,428
Class R4 Shares	19,428
Class R5 Shares	19,428
Custodian fees (Note 3)	148,762
Professional fees	53,306
Accounting fees	4,526
Trustee fees	3,505
Other expenses	36,669

Total Expenses	2,599,110
Less:
Expenses reimbursed by investment advisor (Note 3)	(150,898)
Investment advisory fees waived by investment advisor (Note 3)	(58,325)
Fees paid indirectly (Note 3)	(1,636)

Net Expenses	2,388,251

Net Investment Income	$289,944

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$22,714,364
Forward currency contracts (Note 7)	(628,514)
Foreign currency transactions	240,691

22,326,541

Net change in unrealized appreciation (depreciation) on:
Investments	(24,260,682)
Forward currency contracts (Note 7)	2,025,985
Foreign currency translations	(1,271,951)

(23,506,648)

Net Realized and Unrealized Loss	(1,180,107)

Net Decrease in Net Assets Resulting from Operations	$(890,163)

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Growth Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$289,944	$(11,261)
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	22,326,541	6,318,159
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	(23,506,648)	7,914,881

Net Increase (Decrease) in Net Assets Resulting from Operations	(890,163)	14,221,779

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(125,932)	(129,435)
Class I Shares	(269,792)	(222,424)
Class R3 Shares	(3,181)	(4,168)
Class R4 Shares	(10)	(16)
Class R5 Shares	(991)	(83)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	71,401,549	7,623,208
Class C Shares	9,489,209	1,984,070
Class I Shares	36,053,441	9,475,126
Class R3 Shares	801,199	200,963
Class R4 Shares	163,213	19
Class R5 Shares	214,537	324,084

Net Increase in Net Assets	116,833,079	33,473,123

NET ASSETS:
Beginning of Year	101,793,352	68,320,229

End of Year	$218,626,431	$101,793,352

Undistributed net investment income	$302,690	$144,293

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$196,745,316	$196,745,316	$—	$—
Short Term Investments	14,399,849	—	14,399,849	—

Total Investments in Securities	$211,145,165	$196,745,316	$14,399,849	$—
Other Financial Instruments**
Forward Currency Contracts	$1,028,589	$—	$1,028,589	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(517,804)	$—	$(517,804)	$—
Spot Currency	$(20,522)	$(20,522)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2011, the Advisor contractually waived investment advisory fees of $58,325. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $82,934 for Class I shares, $25,101 for Class R3 shares, $21,313 for Class R4 shares, and $21,550 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $24,419 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,496 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $1,636.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,155,661	$89,652,304	1,295,491	$14,607,416
Shares issued to shareholders in reinvestment of dividends	8,126	111,333	10,856	117,457
Shares repurchased	(1,300,594)	(18,367,562)	(643,507)	(7,102,453)
Redemption fees received*	—	5,474	—	788

Net increase (decrease)	4,863,193	$71,401,549	662,840	$7,623,208

Class C Shares
Shares sold	1,070,622	$15,291,607	618,259	$6,834,000
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(409,267)	(5,804,582)	(442,078)	(4,850,518)
Redemption fees received*	—	2,184	—	588

Net increase (decrease)	661,355	$9,489,209	176,181	$1,984,070

Class I Shares
Shares sold	5,109,347	$74,394,059	1,240,075	$14,043,843
Shares issued to shareholders in reinvestment of dividends	16,332	225,702	18,921	206,051
Shares repurchased	(2,713,559)	(38,570,995)	(423,456)	(4,775,568)
Redemption fees received*	—	4,675	—	800

Net increase (decrease)	2,412,120	$36,053,441	835,540	$9,475,126

Class R3 Shares
Shares sold	84,069	$1,212,823	33,942	$385,167
Shares issued to shareholders in reinvestment of dividends	230	3,141	386	4,168
Shares repurchased	(29,493)	(414,869)	(17,232)	(188,395)
Redemption fees received*	—	104	—	23

Net increase (decrease)	54,806	$801,199	17,096	$200,963

Class R4 Shares
Shares sold	44,069	$659,533	—	$3
Shares issued to shareholders in reinvestment of dividends	1	10	2	16
Shares repurchased	(33,366)	(496,336)	—	—
Redemption fees received*	—	6	—	—

Net increase (decrease)	10,704	$163,213	2	$19

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	18,219	$259,606	613,212	$6,687,310
Shares issued to shareholders in reinvestment of dividends	71	991	7	83
Shares repurchased	(3,113)	(46,079)	(600,288)	(6,363,309)
Redemption fees received*	—	19	—	—

Net increase (decrease)	15,177	$214,537	12,931	$324,084

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $321,850,531 and $216,879,322, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$221,768,740

Gross unrealized appreciation on a tax basis	$12,436,182
Gross unrealized depreciation on a tax basis	(23,059,757)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(10,623,575)

Distributable earnings – ordinary income (tax basis)	$282,168

The Fund utilized $22,109,815 of capital loss carryforwards for the year ended September 30, 2011.

At September 30, 2011, the Fund had tax basis capital losses of 12,573,148, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire in the year ending September 30, 2018.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $6, increased accumulated net realized investment loss by $268,365, and increased undistributed net investment income by $268,359. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in passive foreign investment companies (PFIC) and foreign currency gains (losses).

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$399,906	$356,126
Capital gains	—	—

Total Distributions	$399,906	$356,126

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund's risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	18,633,200	03/20/2012	24,955,161	$454,002	$—
Great Britain Pound	Sell	25,789,900	03/21/2012	40,155,881	281,392	—
Japanese Yen	Sell	808,500,000	01/10/2012	10,498,053	—	(517,804)
South African Rand	Sell	13,435,200	12/08/2011	1,648,589	293,195	—

Total					$1,028,589	$(517,804)

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2011

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,028,589

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(517,804)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(628,514)	$(628,514)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$2,025,985	$2,025,985

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Invest- ment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Divid- ends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19		1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (c)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)		1.61		1.60		1.70		18.82	128.86	$36,527
2009(b)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52		1.62		1.61		1.95		1.89	103.57	$24,015

2008(b)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53		1.56		1.55		1.63		(28.98)	54.31	$28,414
2007(b)(d)	$11.94	(0.03)	3.01	2.98	—	—	—	$14.92	(0.29	)(e)	1.64	(e)	1.62	(e)	2.10	(e)	24.96	113.34	$25,145
Class C Shares
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)		2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)		2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)		2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)		2.32		2.32		2.45		(29.53)	54.31	$23,638
2007(d)	$11.94	(0.10)	3.01	2.91	—	—	—	$14.85	(1.13	)(e)	2.39	(e)	2.38	(e)	3.23	(e)	24.37	113.34	$12,376
Class I Shares
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66		0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58		0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17		0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03		1.00		0.99		1.25		(28.57)	54.31	$28,164
2007(d)	$11.94	0.05	3.00	3.05	—	—	—	$14.99	0.52	(e)	1.01	(e)	0.99	(e)	1.64	(e)	25.54	113.34	$27,659
Class R3 Shares
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06		1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07		1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94		1.46		1.46		6.14	(f)	2.09	103.57	$748
2008(g)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08	(e)	1.50	(e)	1.49	(e)	26.47	(e)(f)	(25.68)	54.31	$113
Class R4 Shares
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46		1.40		1.40		32.23	(f)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15		1.42		1.40		738.92	(f)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82		1.40		1.40		980.09	(f)	2.10	103.57	$2
2008(g)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16	(e)	1.40	(e)	1.40	(e)	861.94	(e)(f)	(25.68)	54.31	$2
Class R5 Shares
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55		0.99		0.99		10.60	(f)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)		0.99		0.99		17.58	(f)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92		0.97		0.97		522.27	(f)	2.53	103.57	$9
2008(g)	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57	(e)	0.96	(e)	0.95	(e)	851.43	(e)(f)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Fund commenced operations on February 1, 2007.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2008.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$931.10	$7.26
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class C Shares
Actual	$1,000.00	$927.80	$11.06
Hypothetical*	$1,000.00	$1,013.59	$11.55
Class I Shares
Actual	$1,000.00	$933.80	$4.75
Hypothetical*	$1,000.00	$1,020.15	$4.97
Class R3 Shares
Actual	$1,000.00	$931.60	$7.22
Hypothetical*	$1,000.00	$1,017.59	$7.54
Class R4 Shares
Actual	$1,000.00	$932.70	$6.79
Hypothetical*	$1,000.00	$1,018.04	$7.09
Class R5 Shares
Actual	$1,000.00	$934.00	$4.80
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.29%; I: 0.98%; R3: 1.49%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index

(February 1, 2007 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 2/1/07)	4.48%	8.15%	2.52%
C Shares (Incep: 2/1/07)	7.62%	9.23%	2.90%
I Shares (Incep: 2/1/07)	10.03%	10.51%	4.18%
R3 Shares (Incep: 2/1/08)	9.46%	9.96%	-0.33%
R4 Shares (Incep: 2/1/08)	9.62%	10.06%	-0.25%
R5 Shares (Incep: 2/1/08)	10.09%	10.51%	0.17%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	-10.88%	0.47%	-3.54%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg International Growth Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

5.09% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2011, qualified for the corporate dividends received deduction.

For the year ended September 30, 2011, foreign source income and foreign taxes paid are $2,662,397 and $147,740, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest primarily in foreign growth stocks, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor's staffing and other resources, trade execution, the Advisor's performance of accounting and other services, the Advisor's observance of compliance and regulatory requirements, the Advisor's responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the three calendar years since the Fund’s inception, which showed that the Fund’s investment return in calendar year 2008 was lower than the average return for the index and the return of the foreign growth fund category, but that the Fund’s return was higher than the return of the index and the average return of the fund category for calendar years 2009 and 2010. Other noted quantitative data showed that the Fund’s investment returns fell within the highest decile of performance for the fund category for the three-month, year-to-date, one-year and three-year periods ended with the second quarter of the current year. The Trustees also noted the Fund’s higher cumulative return (net of expenses) relative to the its benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor's waiver of a portion of its management fee, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of foreign equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund (net of fee waivers by the Advisor) was slightly higher than the median and average fee levels for the first mutual fund group and comparable to the median and average fee levels for the second group, and that the overall expense ratio of the Fund was slightly higher than the median expense ratios for the two groups and comparable to the average ratios for the two groups. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2011 (Unaudited)

considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor's receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor's expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund's prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1539

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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The Dividend Landscape

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than ten percent in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Sources: Standard & Poor’s, beginning in 1999 (uses operating earnings); “Irrational Exuberance” by Robert J. Shiller, through 1998 (uses reported earnings).

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession, however, an upward trend may be emerging.

Percentage of Companies Paying Dividends

in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline & FactSet.

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Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a

Hypothetical $10,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet.

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Financials	39%	76%
Utilities	25%	1%
Consumer Discretionary	6%	2%
Consumer Staples	6%	2%
Materials	6%	0%
Telecommunication Services	5%	3%
Energy	4%	6%
Health Care	3%	1%
Industrials	3%	7%
Information Technology	3%	2%

Source: FactSet, as of September 30, 2011

In the (large cap) Russell 1000 Index, 64% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 76% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape, Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields

of Markets Around the Globe

Source: Bloomberg and Thornburg Investment Management, as of September 30, 2011; Includes all stocks in a given country with market capitalizations greater than $500mm USD to eliminate microcap stocks.

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Portfolio Overview

    Thornburg Investment Income Builder Fund

MANAGEMENT TEAM

Left to right:

Jason Brady, CFA, and Brian McMahon

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.25% , as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY, CLASS A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.5	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢

30-day SEC Yield as of 9/30/11 (A Shares): 5.53%

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Equity Statistics

Portfolio P/E (12-mo. trailing)	9.3x

Median Market Cap	$11.0 B

Equity & Pref. Equity Holdings	88

Fixed Income Statistics

Weighted Average Coupon	7.9%

Average Maturity	11.02 yrs

Effective Duration	3.69 yrs

Bond Holdings	208

PORTFOLIO COMPOSITION

As of 9/30/11

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without sales charge	0.42%	7.66%	4.27%	10.33%
With sales charge	-4.09%	6.03%	3.32%	9.76%
Blended Index (Since 12/24/02)	-1.75%	2.39%	0.28%	6.00%
S&P 500 Index (Since 12/24/02)	1.14%	1.23%	-1.18%	4.81%

Blended Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Index

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Portfolio Overview,

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/11

Telecommunication Services	18.0%
Energy	11.9%
Utilities	10.4%
Diversified Financials	7.5%
Real Estate	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%
Insurance	5.4%
Banks	4.9%
Food, Beverage & Tobacco	4.6%
Semiconductors & Semiconductor Equipment	3.4%
TOP TEN INDUSTRIES

As of 3/31/11

Telecommunication Services	17.4%
Energy	13.2%
Diversified Financials	9.0%
Utilities	8.3%
Food, Beverage & Tobacco	7.3%
Banks	6.2%
Insurance	6.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.1%
Real Estate	5.8%
Semiconductors & Semiconductor Equipment	3.0%

TOP TEN INDUSTRIES

As of 6/30/11

Telecommunication Services	22.8%
Energy	12.1%
Utilities	9.3%
Real Estate	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.6%
Food, Beverage & Tobacco	7.1%
Diversified Financials	6.6%
Banks	6.2%
Semiconductors & Semiconductor Equipment	4.2%
Insurance	3.7%

TOP TEN INDUSTRIES

As of 12/31/10

Telecommunication Services	18.9%
Energy	13.6%
Diversified Financials	9.2%
Utilities	7.0%
Banks	6.9%
Food, Beverage & Tobacco	6.6%
Real Estate	5.6%
Insurance	4.8%
Semiconductors & Semiconductor Equipment	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%

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Thornburg Investment Income Builder Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 18, 2011

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Investment Income Builder Fund’s investment activities for the six- and twelve-month periods ended September 30, 2011.

For the fiscal year ended September 30, 2011, the Fund’s net asset value per share decreased by $1.02 or 5.57%. Total return for the Class A shares for the fiscal year was 0.42%, taking into account income dividends paid of $1.15 per share, reinvested in Fund shares. The $1.15 income dividend per Class A share in the twelve-month period ended September 30, 2011 was up 3.5% from $1.11 in twelve months ended September 30, 2010. The dividends per share were higher for Class I and R5 shares, and lower for the Class C, R3, and R4 shares, to account for varying class specific expenses. In the six-months ended September 30, 2011, Thornburg Investment Income Builder Fund’s net asset value per Class A share decreased 11.83% from $19.61 to $17.29. The Fund paid dividends of 58¢ per share to give a total return for the period of negative 8.87%.

Thornburg Investment Income Builder Fund outperformed the negative 1.75% return of its own Blended Benchmark Index (75% MSCI World Index and 25% Barclays Capital Aggregate Bond Index) during the fiscal year ended September 30, 2011. However, it underperformed the 1.14% recorded by the S&P 500 Index for this period. Performance comparisons of Thornburg Investment Income Builder Fund to each of these benchmarks over various periods are shown on page 7. Reviewing these, you will see that the performance of the Fund has compared very well to both benchmarks over various periods, though Thornburg Investment Income Builder Fund has not outperformed over every shorter measurement period. For all multi-year measurement periods shown since the Fund’s inception, Investment Income Builder has outperformed both of these benchmarks.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

The quarter ended September 30, 2011 was the 35th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 26 of these quarters the Fund delivered a positive total return. In nine of these quarters, including the September quarter of 2011, the Fund delivered a negative total return.

We do not expect to pay any capital gain dividends for 2011. At September 30, 2011, the Fund had tax basis realized capital losses of approximately $725 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of Thornburg Investment Income Builder Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12-month period ended September 30, 2011. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark:

10    Certified Annual Report

1.	Five sectors showed positive total returns, with a range of greater than 5% (consumer staples and health care) to less than 1.3% (telecommunications, technology, energy).

2.	Five sectors (financials, consumer discretionary, materials, industrials, and utilities) showed negative total returns, ranging from just below zero (consumer discretionary and utilities) to worse than negative 16% (financials).

3.	In the Thornburg Investment Income Builder portfolio, returns from 48 of our equity investments were positive during the year ended September 30, 2011, 48 were negative, and several were flat.

4.	Investment Income Builder Fund investments in firms in the financials (24.5% average Fund weighting), telecommunications (18%), energy (12%), and consumer staples (9%) comprised the largest sector weightings in the Fund portfolio.

5.	Your Fund’s negative 3.8% average return from its investments in the financials sector was well above the negative 16.7% performance of the equities in the financials sector of the MSCI World Index. Fund investments in Norwegian insurer Gjensidige Forsikring and preferred stocks of Midwestern regional banks Fifth Third Bancorp and Huntington Bancshares were among the best positive performers in the Fund from this sector. Negative contributors, particularly in the September quarter of the fiscal year, included Invesco Mortgage Capital, Och-Ziff Capital Management, and Italy’s Intesa San Paolo. At this point, many of the Fund’s financial sector investments are valued in the public markets at multiples of book value that are significantly below historic averages. Each has above normal uncertainty regarding one or more issues such as litigation risk, possible loan or investment portfolio losses, reduced customer activity levels, and regulatory burdens.

6.	Your Fund’s holdings in the telecommunications sector, led by Australia’s services leader Telstra, multi-national mobile communications firm Vodafone, Verizon, and Thailand’s Advanced Information Service were the strongest positive contributors to outperformance of the Fund’s portfolio holdings in this sector during the fiscal year. Your Fund’s average 18% weighting far exceeded the 4% weighting of telecommunications firms in the index portfolio, and this aided comparative performance. Among the Fund’s telecom sector investments, Telefonica and France Telecom detracted from overall performance.

7.	The Fund’s holdings in the energy sector underperformed those of the index during the fiscal year, showing particular weakness in the September quarter. Among these, Canadian Oil Sands Ltd. and European oil giants Eni SpA and Total SA all showed double-digit percentage share price declines for the period. Positive contributions from Royal Dutch Shell and Norwegian deep sea drillship owner Seadrill were insufficient to offset the damage.

8.	Among the Fund’s investments in the consumer staples sector, well known firms such as Coca-Cola, Philip Morris International, Kraft Foods, Kimberly Clark, and Nestlé aided portfolio performance relative to the index, while Norwegian fish farm operator Marine Harvest was a modest drag. Fund returns from its investments in this sector performed well in absolute terms, and relative to the index.

9.	The Fund’s investments in the utilities sector did not perform well, particularly the electricity generators based in Europe. Italy’s Enel SpA, Germany’s E.ON, and Franco-Belgian firm GDF-Suez each delivered double-digit share price declines for the period, while Czech Republic’s Cez A.S. was nearly that negative. With most of these, new tax charges levied by revenue hungry governments spooked investors. A positive return from Dominion Resources, which reached our price target and was sold, was insufficient to offset the negative returns from abroad.

Certified Annual Report    11

Letter to Shareholders,

Continued

10.	In addition to those investments already noted, the portfolio had positive contributions from investments in Swiss pharmaceutical firm Roche Holding, Taiwan Semiconductor Manufacturing, McDonald’s Corporation, Intel, Pfizer, and Australian airport operator MAp Group. Southern Copper Corporation, Australian retailer David Jones Ltd., and mortgage REIT Chimera Investment each delivered significant negative returns during the year, mostly due to large September quarter price declines.

Within its bond portfolio, the Fund owned significantly fewer U.S. government and agency bonds than the Barclays Capital Aggregate Bond Index. This was not harmful, since the performance of corporate bonds was solid during the period under review. Readers of this letter who are long-time shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio fell well below 20% during the “yield drought” between 2004 and 2007. We rebuilt the bond portfolio at low prices and attractive yields during the chaotic period from mid–2008 to mid–2009. Investment Income Builder’s portfolio weighting in cash and interest bearing debt declined from approximately 41% at September 30, 2009 to below 25% at September 30, 2011, mostly because we invested a substantial majority of cash flows from portfolio income and new share sales in dividend paying stocks over the course of the fiscal year.

As of September 30, 2011, the Fund portfolio included more than 200 bonds and hybrid securities, with an average expected yield to maturity of approximately 6.8%. On average, secondary market prices of these bonds were flat during the fiscal year, so that their aggregate market value on September 30, 2011 was slightly below the sum of their maturity values.

For the fiscal year ended September 30, 2011, approximately 77% of Income Builder’s income was derived from stock dividends, with the remaining 23% coming from interest.

At September 30, 2011, domestic stocks comprised approximately 32% of your portfolio; foreign stocks around 44%; and cash and interest bearing debt the remaining 24%. We have hedged more than 50% of the currency risk associated with your Fund’s euro denominated equity holdings. Approximately 18% of the portfolio was invested in companies based in European Monetary Union countries. For now, we do not hedge the currency risk of our Australian dollar, Canadian dollar, and non-yen Asian currency denominated equity holdings, and we retain a hedge of around 50% with respect to your Fund’s Swiss holdings.

The average price/earnings multiple of the 74 common/convertible stocks in your portfolio on September 30, 2011 was 9x on an estimated forward basis, down from 10.4x at September 30, 2010. This multiple incorporates estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiples of the MSCI World Index at September 30, 2011 was approximately 11.5x, again using estimates compiled by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Investment Income Builder Fund are summarized beginning on page 14.

Investors have experienced well-above-average financial market volatility over the last two years. Investment bank Credit Suisse points out that the average number of quarters with a return of greater than 10% or less than negative 10% in each of the last six decades is just below eight per decade. There are 40 quarters per decade, so the incidences of “highly volatile” quarters have been slightly less than 20% of the time over these six decades. The last three years have been different. In eight of the last twelve calendar quarters, the returns to the S&P 500 Index have been either less than negative 10%, or greater than 10%. If you feel a bit of motion sickness, it’s justified.

12    Certified Annual Report

This commentary will not include a rehash of macro-economic news that surrounds us each day. Investors understandably seek additional clarity on how European governments (and financial institutions) will manage through a debt contraction and at least one likely state default. In addition, investors have questions about whether China can transition from an investment led economy to a consumer led economy, and how the success or failure of that transition will impact the rest of the world. Finally, there are legitimate questions about whether the United States government can implement a reasonable framework of pro-growth policies while also reining in public sector borrowing.

We do not expect clear answers to these questions to emerge during the coming months. There will be news bits from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages. We believe that the stock price declines resulting from large numbers of investors selling equities have created very attractive valuations so long as the global economy does not enter into some kind of broad collapse. We do not foresee such a collapse, but rather grinding transitions to various new economic foundations in the different regions of the world.

Over the last eight years, the annual dividends paid by Thornburg Investment Income Builder Fund from net investment income have increased at an average annual rate of 9.6%, from 55¢ per Class A share for the year ended September 30, 2004 to $1.15 for the fiscal year just ended. We do not expect to be able to continue to increase the annual dividends at this rate, given the present backdrop of low interest rates, economic uncertainty, and overall stinginess about paying out retained earnings by corporate boards. We do believe that the income generators in the Thornburg Investment Income Builder’s portfolio have considerable intrinsic value, especially in an environment where there is a noticeable shortage of visible investment income.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/ funds. Best wishes for a wonderful holiday season, and New Year.

Sincerely,

Brian McMahon	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report     13

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2011

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Telecommunication Services	18.1%	Household & Personal Products	0.7%
Energy	11.9%	Media	0.7%
Utilities	10.4%	Health Care Equipment & Services	0.6%
Diversified Financials	7.5%	Retailing	0.6%
Real Estate	6.9%	Miscellaneous	0.6%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%	Capital Goods	0.5%
Insurance	5.4%	Technology Hardware & Equipment	0.3%
Banks	4.9%	Automobiles & Components	0.1%
Food, Beverage & Tobacco	4.6%	Other Non-Classified Securities:
Semiconductors & Semiconductor Equipment	3.4%	Other Securities	0.3%
Software & Services	3.0%	Asset Backed Securities	0.2%
Transportation	2.6%	U.S. Government Agencies	0.1%
Consumer Services	2.1%	Municipal Bonds*	0.0%
Materials	1.9%	Other Assets & Cash Equivalents	4.8%
Food & Staples Retailing	1.0%

*	Percentage was less than 0.1%.

TOP TEN EQUITY HOLDINGS

As of 9/30/11

Telstra Corp. Ltd.	3.3%	GDF Suez	2.4%
Eni SpA	2.6%	Koninklijke KPN N.V.	2.2%
Enel S.p.A.	2.5%	Vodafone Group plc	2.1%
Total SA	2.4%	Pfizer, Inc.	2.0%
Microsoft Corp.	2.4%	China Mobile Ltd.	2.0%

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11

United States	46.0%	Brazil	0.8%
Australia	6.1%	South Korea	0.8%
Italy	5.9%	Bermuda	0.7%
Switzerland	5.7%	Luxembourg	0.5%
France	5.1%	Germany	0.4%
Netherlands	4.6%	Greece	0.4%
United Kingdom	3.1%	Cayman Islands	0.3%
China	2.2%	South Africa	0.3%
Canada	1.9%	Japan	0.2%
Norway	1.8%	Malaysia	0.1%
Spain	1.7%	Russia	0.1%
Taiwan	1.2%	Trinidad and Tobago	0.1%
Singapore	1.1%	Indonesia*	0.0%
Hong Kong	1.1%	Chile*	0.0%
Denmark	1.0%	Other Assets & Cash Equivalents	4.8%
Czech Republic	1.0%
Mexico	1.0%

*	Country percentage was less than 0.1%.

	Shares/ Principal Amount	Value
COMMON STOCK — 72.12%

BANKS — 2.12%
COMMERCIAL BANKS — 1.74%
Banque Cantonale Vaudoise	55,100	$28,556,073
Intesa Sanpaolo	5,141,942	8,197,810
Intesa Sanpaolo-RSP	17,996,800	23,460,207
Liechtensteinische Landesbank AG	1,150,000	65,467,785
St. Galler Kantonalbank	63,124	28,083,355
THRIFTS & MORTGAGE FINANCE — 0.38%
Capitol Federal Financial, Inc.	3,200,000	33,792,000

		187,557,230

CAPITAL GOODS — 0.21%
INDUSTRIAL CONGLOMERATES — 0.21%
NWS Holdings Ltd.	13,821,000	18,528,808

		18,528,808

CONSUMER SERVICES — 1.95%
HOTELS, RESTAURANTS & LEISURE — 1.95%
Berjaya Sports Toto Berhad	7,564,300	10,069,937
McDonald’s Corp.	1,461,500	128,348,930
OPAP SA	3,345,800	34,067,266

		172,486,133

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 4.66%
CAPITAL MARKETS — 3.27%
AllianceBernstein Holdings LP	1,200,000	$16,380,000
[a]Apollo Investment Corp.	10,000,000	75,200,000
Ares Capital Corp.	6,457,700	88,922,529
Och-Ziff Capital Management Group, LLC	3,550,000	32,411,500
[a]Solar Capital Ltd.	3,600,000	72,468,000
[a]Solar Capital Ltd.	150,000	3,019,500
DIVERSIFIED FINANCIAL SERVICES — 1.39%
Hong Kong Exchanges & Clearing Ltd.	2,317,300	34,190,843
[a]KKR Financial Holdings, LLC	11,900,000	88,417,000

		411,009,372

ENERGY — 9.28%
ENERGY EQUIPMENT & SERVICES — 0.90%
Seadrill Ltd.	2,826,094	79,148,541
OIL, GAS & CONSUMABLE FUELS — 8.38%
Canadian Oil Sands Ltd.	6,755,000	131,438,544
Eni SpA	12,852,300	227,633,420
Origin Energy Ltd.	37,076	480,771
Royal Dutch Shell plc ADR	2,698,200	165,993,264
Total SA	4,813,300	214,319,817

		819,014,357

FOOD & STAPLES RETAILING — 0.90%
FOOD & STAPLES RETAILING — 0.90%
Sysco Corp.	1,957,300	50,694,070
Walgreen Co.	870,400	28,627,456

		79,321,526

FOOD, BEVERAGE & TOBACCO — 3.94%
BEVERAGES — 1.88%
Coca Cola Co.	2,462,400	166,359,744
FOOD PRODUCTS — 0.49%
Nestlé SA	786,900	43,494,804
TOBACCO — 1.57%
Philip Morris International, Inc.	2,216,500	138,265,270

		348,119,818

HOUSEHOLD & PERSONAL PRODUCTS — 0.71%
HOUSEHOLD PRODUCTS — 0.71%
Kimberly-Clark Corp.	886,400	62,943,264

		62,943,264

INSURANCE — 2.98%
INSURANCE — 2.98%
Allianz SE	416,600	39,549,785
Gjensidige Forsikring ASA	7,406,701	77,093,990
Legal & General Group plc	32,365,400	48,779,861
Scor SE	858,800	18,691,126
Zurich Financial Services AG	375,000	79,021,404

		263,136,166

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
MATERIALS — 1.23%
METALS & MINING — 1.23%
Impala Platinum Holdings Ltd.	1,349,900	$27,459,419
Southern Copper Corp.	3,250,000	81,217,500

		108,676,919

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.58%
PHARMACEUTICALS — 6.58%
Merck & Co.	4,300,000	140,653,000
Novartis AG	2,246,900	125,929,523
Pfizer, Inc.	10,186,200	180,092,016
Roche Holding AG	829,400	134,603,641

		581,278,180

REAL ESTATE — 6.60%
REAL ESTATE INVESTMENT TRUSTS — 6.01%
Annaly Capital Management, Inc.	5,570,640	92,639,743
Anworth Mortgage Asset Corp.	3,067,800	20,861,040
Capstead Mortgage Corp.	2,537,544	29,283,258
Chimera Investment Corp.	32,900,000	91,133,000
[a]Dynex Capital, Inc.	2,860,000	23,051,600
Invesco Mortgage Capital, Inc.	5,414,300	76,504,059
[a]MFA Financial, Inc.	18,000,000	126,360,000
Two Harbors Investment Corp.	2,450,000	21,633,500
Washington REIT	1,727,539	48,682,049
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.59%
Hopewell Holdings Ltd.	18,171,840	52,386,908

		582,535,157

RETAILING — 0.54%
MULTILINE RETAIL — 0.54%
David Jones Ltd.	16,164,303	47,239,437

		47,239,437

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.00%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.00%
Intel Corp.	7,388,870	157,604,597
Taiwan Semiconductor Manufacturing Co. Ltd.	46,726,000	107,327,974

		264,932,571

SOFTWARE & SERVICES — 2.52%
INFORMATION TECHNOLOGY SERVICES — 0.11%
Paychex, Inc.	374,300	9,870,291
SOFTWARE — 2.41%
Microsoft Corp.	8,552,500	212,871,725

		222,742,016

TELECOMMUNICATION SERVICES — 16.60%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.83%
AT&T, Inc.	6,000,000	171,120,000
Cable & Wireless Communications plc	43,098,800	25,035,091
Koninklijke KPN N.V.	14,353,900	190,402,520
Singapore Telecommunications Ltd.	40,036,164	97,343,070

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
TDC A/S	11,257,717	$92,279,858
Telecom Italia S.p.A.	24,150,500	26,515,438
Telecom Italia-RSP S.p.A.	12,230,500	12,010,799
Telefonica SA	7,145,774	138,098,453
Telstra Corp. Ltd.	97,218,275	291,642,218
WIRELESS TELECOMMUNICATION SERVICES — 4.77%
China Mobile Ltd.	17,558,707	173,954,625
SK Telecom Co. Ltd.	463,500	58,820,296
Vodafone Group plc	72,880,200	188,942,184

		1,466,164,552

TRANSPORTATION — 1.15%
TRANSPORTATION INFRASTRUCTURE — 1.15%
Hopewell Highway Infrastructure Ltd.	15,722,341	9,610,184
MAp Airports	29,371,709	91,806,309

		101,416,493

UTILITIES — 7.15%
ELECTRIC UTILITIES — 4.80%
CEZ AS	2,377,600	91,621,356
Enel S.p.A.	49,496,400	220,291,102
Entergy Corp.	1,685,900	111,758,311
MULTI-UTILITIES — 2.35%
GDF Suez	6,913,596	207,850,256

		631,521,025

TOTAL COMMON STOCK (Cost $6,812,442,467)		6,368,623,024

PREFERRED STOCK — 3.80%
BANKS — 2.20%
COMMERCIAL BANKS — 2.20%
Barclays Bank plc Pfd, 7.10%	200,000	4,228,000
Fifth Third Bancorp Pfd, 8.50%	637,000	81,478,670
First Tennessee Bank Pfd, 3.75%	12,000	7,620,000
Huntington Bancshares Pfd, 8.50%	95,087	101,125,024

		194,451,694

DIVERSIFIED FINANCIALS — 0.30%
CAPITAL MARKETS — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	1,902,000
DIVERSIFIED FINANCIAL SERVICES — 0.28%
Bank of America Corp. Pfd, 3.00%	420,000	4,951,800
Bank of America Corp. Pfd, 8.00%	5,250,000	4,463,287
Citigroup Capital XII Pfd, 8.50%	600,000	15,060,000

		26,377,087

INSURANCE — 0.26%
INSURANCE — 0.26%
Principal Financial Group Pfd, 5.563%	234,400	22,810,050

		22,810,050

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
MISCELLANEOUS — 0.12%
U.S. GOVERNMENT AGENCIES — 0.12%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	$10,392,188

		10,392,188

REAL ESTATE — 0.13%
REAL ESTATE INVESTMENT TRUSTS — 0.13%
Alexandria Real Estate Pfd, 7.00%	463,500	11,239,875

		11,239,875

TECHNOLOGY HARDWARE & EQUIPMENT — 0.20%
COMMUNICATIONS EQUIPMENT — 0.20%
Lucent Technologies Capital Trust I Pfd, 7.75%	22,000	18,150,000

		18,150,000

TELECOMMUNICATION SERVICES — 0.20%
WIRELESS TELECOMMUNICATION SERVICES — 0.20%
Centaur Funding Corp. Pfd, 9.08%	15,000	17,329,688

		17,329,688

UTILITIES — 0.39%
MULTI-UTILITIES — 0.39%
Centerpoint Energy, Inc. Pfd, 7.5%	1,050,000	34,650,000

		34,650,000

TOTAL PREFERRED STOCK (Cost $299,840,496)		335,400,582

ASSET BACKED SECURITIES — 0.24%
BANKS — 0.03%
COMMERCIAL BANKS — 0.03%
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.739%, 2/25/2035	$10,086,957	1,167,190
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 3.523%, 3/25/2035	9,544,027	1,325,911

		2,493,101

DIVERSIFIED FINANCIALS — 0.19%
CAPITAL MARKETS — 0.14%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 2.60%, 8/25/2033	571,113	408,501
Merrill Lynch Mtg Investors Trust, 2.611% , 8/25/2034	6,152,897	4,743,163
Morgan Stanley Capital, Inc. Series 2005-HE7 Class A2C, 0.555%, 11/25/2035	9,571,593	7,582,581
DIVERSIFIED FINANCIAL SERVICES — 0.05%
Banc of America Funding Corp. Series 2006-I Class SB1, 3.139%, 12/20/2036	3,211,312	572,925
Banc of America Mtg Securities Series 2005-A Class B1, 3.246%, 2/25/2035	5,153,203	2,072,006
Citigroup Mtg Loan Trust, Inc., 2.887% , 3/25/2034	1,450,231	1,173,658
Structured Asset Security Corp. Series 2002-27A Class B1, 2.478%, 1/25/2033	2,417,548	485,862

		17,038,696

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.02%
PHARMACEUTICALS — 0.02%
[b]QHP PhaRMA, 10.25%, 3/15/2015	1,729,018	1,758,497

		1,758,497

TOTAL ASSET BACKED SECURITIES (Cost $45,125,275)		21,290,294

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
CORPORATE BONDS — 14.69%
AUTOMOBILES & COMPONENTS — 0.07%
AUTOMOBILES — 0.07%
[b]American Honda Finance, 7.625%, 10/1/2018	$5,000,000	$6,244,970

		6,244,970

BANKS — 0.55%
COMMERCIAL BANKS — 0.55%
[b,c]Alfa Diversified, 2.347%, 3/15/2012	875,000	874,956
[b,c]Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	9,067,500
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,911,725
[b,c]Groupe BPCE, 12.50%, 8/29/2049	10,211,000	9,907,733
[b,c,d,e,f] Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	0
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	3,366,415
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	10,085,940
[b]PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,633,200
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	6,529,494
[c]Shinhan Bank, 6.819%, 9/20/2036	900,000	835,775

		48,212,738

CAPITAL GOODS — 0.32%
INDUSTRIAL CONGLOMERATES — 0.20%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	18,317,500
TRADING COMPANIES & DISTRIBUTORS — 0.12%
[b]International Lease Finance Corp. E-Capital Trust I, 4.75%, 12/21/2065	15,000,000	10,428,000

		28,745,500

CONSUMER SERVICES — 0.11%
HOTELS, RESTAURANTS & LEISURE — 0.11%
[b]Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	2,480,000	2,476,999
[b,g]Sizzling Platter, LLC, 12.25%, 4/15/2016	7,000,000	6,895,000

		9,371,999

DIVERSIFIED FINANCIALS — 1.18%
CAPITAL MARKETS — 0.09%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	7,760,536
CONSUMER FINANCE — 0.53%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,302,530
Capital One Capital IV, 6.745%, 2/17/2037	6,400,000	6,112,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,000,000	26,482,900
SLM Corp., 4.00%, 7/25/2014	2,000,000	1,910,820
SLM Corp. LIBOR Floating Rate Note, 0.553%, 1/27/2014	5,000,000	4,589,525
TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,687,500
DIVERSIFIED FINANCIAL SERVICES — 0.56%
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	15,937,334
[c]Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	3,069,536
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	15,450,150
[c]Korea Development Bank, 5.30%, 1/17/2013	800,000	827,530
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,002,012
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,184,310
SquareTwo Financial Corp., 11.625%, 4/1/2017	5,000,000	4,750,000

		104,066,683

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
ENERGY — 2.59%
ENERGY EQUIPMENT & SERVICES — 0.30%
Nabors Industries, Inc., 9.25%, 1/15/2019	$10,500,000	$13,282,657
[b,c]RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	10,400,000	10,894,000
Seacor Holdings, Inc., 7.375%, 10/1/2019	2,000,000	2,162,234
OIL, GAS & CONSUMABLE FUELS — 2.29%
Black Elk Energy Offshore, 13.75%, 12/1/2015	16,750,000	16,666,250
[b,c]Bumi Capital PTE Ltd., 12.00%, 11/10/2016	3,000,000	2,910,000
[b]DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,652,970
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	12,926,014
[b,g]Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,195,530
[b]Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,836,782
Enterprise Products Operating LP, 7.034%, 1/15/2068	20,880,000	21,167,100
[b]Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,195,000
[b]GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,531,440
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,219,160
[b]Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,891,000	7,448,758
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,137,505
Niska Gas Storage, 8.875%, 3/15/2018	8,739,000	8,651,610
NuStar Logistics, 7.65%, 4/15/2018	18,000,000	21,470,148
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,304,512
Oneok Partners LP, 5.90%, 4/1/2012	3,000,000	3,066,222
[b,c]Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,730,000
[b,c]Petroplus Finance Ltd., 6.75%, 5/1/2014	5,000,000	4,350,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	1,025,000
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,300,000
Southern Union Co., 7.20%, 11/1/2066	23,020,000	19,451,900
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	6,737,500
[b]Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	9,050,384

		228,362,676

FOOD & STAPLES RETAILING — 0.12%
FOOD & STAPLES RETAILING — 0.12%
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	8,170,000
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,662,500

		10,832,500

FOOD, BEVERAGE & TOBACCO — 0.44%
BEVERAGES — 0.04%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,000,000	3,062,181
FOOD PRODUCTS — 0.11%
[b]Harmony Foods Corp, 10.00%, 5/1/2016	9,900,000	9,850,500
TOBACCO — 0.29%
[g]Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,562,064
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	14,245,803
[b,c]B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,787,870

		38,508,418

HEALTH CARE EQUIPMENT & SERVICES — 0.63%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.05%
Alere, Inc., 8.625%, 10/1/2018	5,000,000	4,525,000

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.39%
[b]Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	$11,000,000	$10,670,000
Prospect Medical Holdings, Inc., 12.75%, 7/15/2014	23,000,000	24,150,000
HEALTH CARE TECHNOLOGY — 0.19%
Merge Healthcare, Inc., 11.75%, 5/1/2015	16,400,000	16,646,000

		55,991,000

INSURANCE — 2.02%
INSURANCE — 2.02%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	935,000
[b,c]Dai Ichi Mutual Life, 7.25%, 12/31/2049	9,000,000	8,851,140
Hartford Financial Services Group, 8.125%, 6/15/2038	9,650,000	9,071,000
[b]Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,041,789
[b]Metlife Capital Trust X, 9.25%, 4/8/2068	12,000,000	13,500,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,000,000	4,691,496
[b]National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,712,564
Northwind Holdings, LLC Series 2007-1A Class A1, 1.106%, 12/1/2037	5,031,250	3,907,822
[b,c]Oil Insurance Ltd., 3.351%, 12/29/2049	4,000,000	3,749,600
[b]Pacific Life Global Funding CPI Floating Rate Note, 5.74%, 2/6/2016	2,000,000	2,018,780
[b]Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,678,595
[b,c]QBE Capital Funding III Ltd., 7.25%, 5/24/2041	10,000,000	9,039,090
[b,c]QBE Insurance Group Ltd., 5.647%, 7/1/2023	10,613,000	9,968,982
Swiss Re Capital I LP, 6.854%, 5/29/2049	40,865,000	37,165,900
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	15,627,382
White Mountains Re Group Ltd., 7.506%, 5/29/2049	20,940,000	19,216,010
ZFS Finance USA Trust II, 6.45%, 12/15/2065	34,208,000	30,103,040
ZFS Finance USA Trust V, 6.50%, 5/9/2037	1,260,000	1,089,900

		178,368,090

MATERIALS — 0.54%
CONSTRUCTION MATERIALS — 0.25%
[b,c]C8 Capital Ltd., 6.64%, 12/31/2049	2,000,000	900,000
[b]CEMEX Finance, LLC, 9.50%, 12/14/2016	10,000,000	7,250,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,035,776
CONTAINERS & PACKAGING — 0.05%
[b]Plastipak Holdings, Inc., 10.625%, 8/15/2019	2,250,000	2,340,000
[b,h]Sealed Air Corp., 8.375%, 9/15/2021	2,000,000	2,020,000
METALS & MINING — 0.24%
[b,c]Anglo American Capital, 9.375%, 4/8/2014	3,500,000	4,065,891
[b,c]Bemax Resources Ltd., 9.375%, 7/15/2014	5,000,000	4,600,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	4,965,000	5,324,962
[b]GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	7,315,000

		47,851,629

MEDIA — 0.61%
MEDIA — 0.61%
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	6,385,185
DIRECTV Holdings, LLC, 7.625%, 5/15/2016	3,000,000	3,225,000
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	17,915,422
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,546,276
WM Finance Corp., 11.50%, 10/1/2018	23,500,000	21,620,000

		53,691,883

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.23%
BIOTECHNOLOGY — 0.09%
[d]JPR Royalty, LLC, 14.00%, 12/1/2020	$5,000,000	$5,000,000
[d]Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 5.409%, 2/1/2014	3,000,000	2,943,240
PHARMACEUTICALS — 0.14%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	4,250,000	4,292,500
KV Pharmaceutical Co., 12.00%, 3/15/2015	12,000,000	8,220,000

		20,455,740

REAL ESTATE — 0.09%
REAL ESTATE INVESTMENT TRUSTS — 0.09%
Residential Asset Securities Corp., 0.385%, 6/25/2036	9,150,667	8,000,804

		8,000,804

RETAILING — 0.08%
INTERNET & CATALOG RETAIL — 0.02%
Ticketmaster, 10.75%, 8/1/2016	1,500,000	1,575,000
MULTILINE RETAIL — 0.01%
[b,c,g]Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,500,000	1,477,500
SPECIALTY RETAIL — 0.05%
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	4,291,864

		7,344,364

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.37%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.37%
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	11,426,480
MEMC Electronics Materials, Inc., 7.75%, 4/1/2019	23,000,000	19,665,000
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	2,056,828

		33,148,308

SOFTWARE & SERVICES — 0.35%
INFORMATION TECHNOLOGY SERVICES — 0.05%
[b]Igate Corp., 9.00%, 5/1/2016	5,000,000	4,650,000
INTERNET SOFTWARE & SERVICES — 0.28%
[b,c]EAccess Ltd., 8.25%, 4/1/2018	4,000,000	3,660,000
EarthLink, Inc., 8.875%, 5/15/2019	12,000,000	10,530,000
SSI Investments II/CO-ISSR, LLC, 11.125%, 6/1/2018	3,000,000	2,985,000
[d]Yahoo!, Inc., 6.65%, 8/10/2026	8,112,276	7,301,048
SOFTWARE — 0.02%
Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,010,000

		31,136,048

TECHNOLOGY HARDWARE & EQUIPMENT — 0.06%
COMMUNICATIONS EQUIPMENT — 0.06%
[b]Brightstar Corp., 9.50%, 12/1/2016	5,000,000	5,100,000

		5,100,000

TELECOMMUNICATION SERVICES — 1.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.11%
[c]Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	34,879,158
[c]Global Crossing Ltd., 12.00%, 9/15/2015	4,000,000	4,535,000
[b,c]Global Crossing Ltd., 9.00%, 11/15/2019	8,000,000	9,480,000

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
[b]Level 3 Communications, Inc., 11.875%, 2/1/2019	$6,000,000	$5,700,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	21,821,000	21,548,237
[h]Qwest Corp., 6.75%, 12/1/2021	9,000,000	8,797,500
[c]Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	3,994,675
[c]Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	8,611,750
WIRELESS TELECOMMUNICATION SERVICES — 0.07%
[b,c]Digicel SA, 12.00%, 4/1/2014	2,000,000	2,190,000
[c]Vimpelcom, 8.25%, 5/23/2016	4,500,000	4,308,750

		104,045,070

TRANSPORTATION — 0.49%
AIRLINES — 0.36%
[b,c]Air Canada, 9.25%, 8/1/2015	17,000,000	16,150,000
American Airlines, Inc., 13.00%, 8/1/2016	3,727,490	3,876,590
[h]American Airllines, Inc., 8.625%, 10/15/2021	9,000,000	9,000,000
US Airways, 6.25%, 4/22/2023	3,000,000	2,700,000
MARINE — 0.13%
United Maritime, LLC, 11.75%, 6/15/2015	3,500,000	3,535,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	8,380,089	7,696,105

		42,957,695

UTILITIES — 2.66%
ELECTRIC UTILITIES — 1.31%
Alabama Power Capital Trust V, 3.346%, 10/1/2042	4,000,000	3,947,840
Arizona Public Service Co., 5.50%, 9/1/2035	4,000,000	4,335,624
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,163,311
[b,c]Centrais Eletricas DO PA, 10.50%, 6/3/2016	16,000,000	15,920,000
Comed Financing III, 6.35%, 3/15/2033	2,961,000	2,499,679
[b,c]E. CL SA, 5.625%, 1/15/2021	2,000,000	2,087,646
[b,c]Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	40,396,640
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,226,808
[b]Great River Energy, 5.829%, 7/1/2017	1,580,089	1,762,479
[b]Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,270,196
Texas-New Mexico Power, 9.50%, 4/1/2019	19,000,000	24,946,031
GAS UTILITIES — 0.11%
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	9,830,586
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.20%
[b,c]Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	17,640,000
MULTI-UTILITIES — 1.04%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	6,735,000
AmerenEnergy Generating Co., 7.00%, 4/15/2018	9,050,000	9,163,125
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,183,050
Dominion Resources, Inc., 8.875%, 1/15/2019	13,750,000	18,327,114
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	12,953,978
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	23,284,760
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,845,776
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,281,386
Union Electric Co., 6.70%, 2/1/2019	2,500,000	3,071,033

		234,872,062

TOTAL CORPORATE BONDS (Cost $1,157,036,558)		1,297,308,177

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 1.86%
DIVERSIFIED FINANCIALS — 1.25%
CAPITAL MARKETS — 0.12%
[a,b]Apollo Investment Corp., 5.75%, 1/15/2016	$5,000,000	$4,400,000
[b]Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	7,000,000	6,063,750
DIVERSIFIED FINANCIAL SERVICES — 1.13%
[b]ICAHN Enterprise LP, 4.00%, 8/15/2013	10,000,000	9,288,000
[a]KKR Financial Holdings, LLC, 7.00%, 7/15/2012	61,600,000	63,140,000
[a]KKR Financial Holdings, LLC, 7.50%, 1/15/2017	22,750,000	27,783,438

		110,675,188

ENERGY — 0.05%
OIL, GAS & CONSUMABLE FUELS — 0.05%
SunPower Corp., 4.50%, 3/15/2015	5,000,000	4,231,250

		4,231,250

FOOD, BEVERAGE & TOBACCO — 0.14%
BEVERAGES — 0.14%
Central European Distribution Corp., 3.00%, 3/15/2013	18,239,000	12,493,715

		12,493,715

MATERIALS — 0.15%
CONSTRUCTION MATERIALS — 0.05%
[c]Cemex SAB de CV, 4.875%, 3/15/2015	8,500,000	4,026,875
METALS & MINING — 0.10%
[b,c]Jaguar Mining, Inc., 4.50%, 11/1/2014	11,000,000	8,937,500

		12,964,375

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.01%
PHARMACEUTICALS — 0.01%
KV Pharmaceutical Co., 2.50%, 5/16/2033	4,000,000	1,000,000

		1,000,000

REAL ESTATE — 0.11%
REAL ESTATE INVESTMENT TRUSTS — 0.11%
[b]Extra Space Storage LP, 3.625%, 4/1/2027	10,000,000	9,937,500

		9,937,500

SOFTWARE & SERVICES — 0.09%
SOFTWARE — 0.09%
THQ, Inc., 5.00%, 8/15/2014	9,136,000	7,891,220

		7,891,220

TELECOMMUNICATION SERVICES — 0.03%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.03%
[g]Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	2,390,000

		2,390,000

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.03%
MARINE — 0.03%
Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	$2,750,000	$2,303,125

		2,303,125

TOTAL CONVERTIBLE BONDS (Cost $164,057,679)		163,886,373

MUNICIPAL BONDS — 0.05%
San Bernardino County California, 8.45%, 9/1/2030	2,555,000	2,734,540
Victor New York, 9.20%, 5/1/2014	1,130,000	1,177,946

TOTAL MUNICIPAL BONDS (Cost $3,663,194)		3,912,486

U.S. GOVERNMENT AGENCIES — 0.11%
[b]Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,947,793
Federal National Mtg Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	1,130,915	1,137,660

TOTAL U.S. GOVERNMENT AGENCIES (Cost $7,878,461)		10,085,453

FOREIGN BONDS — 2.11%
CONSUMER SERVICES — 0.00%
HOTELS, RESTAURANTS & LEISURE — 0.00%
[d,e,f]FU JI Food and Catering (HKD), 0%, 10/18/2010	17,500,000	224,722

		224,722

DIVERSIFIED FINANCIALS — 0.13%
CAPITAL MARKETS — 0.07%
Morgan Stanley (AUD), 5.187%, 3/1/2013	4,000,000	3,749,435
Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	2,255,445
DIVERSIFIED FINANCIAL SERVICES — 0.06%
[d]Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,197,713
[d]Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	2,366,707

		11,569,300

FOOD & STAPLES RETAILING — 0.02%
FOOD & STAPLES RETAILING — 0.02%
Wesfarmers Ltd. (AUD), 7.47%, 9/11/2014	2,000,000	1,995,309

		1,995,309

FOOD, BEVERAGE & TOBACCO — 0.11%
BEVERAGES — 0.11%
Ambev International Finance Co. Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,160,287
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	10,000,000	5,371,626

		9,531,913

INSURANCE — 0.16%
INSURANCE — 0.16%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	8,173,592
ELM BV (AUD), 6.35%, 12/27/2049	8,000,000	5,773,841

		13,947,433

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
MEDIA — 0.07%
MEDIA — 0.07%
[b]Corus Entertainment (CAD), 7.25%, 2/10/2017	$2,000,000	$1,946,750
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	4,110,376

		6,057,126

MISCELLANEOUS — 0.45%
MISCELLANEOUS — 0.45%
New South Wales Treasury Corp. (AUD), 4.008%, 11/20/2020	8,500,000	9,844,960
Republic of Brazil (BRL), 12.50%, 1/5/2016	29,750,000	17,641,936
Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	12,498,338

		39,985,234

SOFTWARE & SERVICES — 0.05%
INTERNET SOFTWARE & SERVICES — 0.05%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	4,000,000	4,823,099

		4,823,099

TELECOMMUNICATION SERVICES — 0.04%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.04%
Wind Acquisition Finance SA (EUR), 11.75%, 7/15/2017	3,000,000	3,295,785

		3,295,785

TRANSPORTATION — 0.88%
AIRLINES — 0.11%
[d] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	8,000,000	9,378,249
TRANSPORTATION INFRASTRUCTURE — 0.77%
Southern Cross Air Corp. (AUD), 6.777%, 12/20/2016	69,711,900	68,101,085

		77,479,334

UTILITIES — 0.20%
ELECTRIC UTILITIES — 0.07%
Cia De Ele Do E Da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	6,445,951
MULTI-UTILITIES — 0.13%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	10,920,603

		17,366,554

TOTAL FOREIGN BONDS (Cost $166,801,576)		186,275,809

OTHER SECURITIES — 0.24%
LOAN PARTICIPATIONS — 0.24%
Crown Castle Operating Co., 1.721%, 3/6/2014	2,916,244	2,812,717
[d]Merisant Co. Term Loan B, 7.50%, 1/31/2014	2,199,864	2,133,868
Mylan Laboratories, Inc., 3.625%, 10/2/2014	1,956,182	1,951,291
Texas Comp Electric Holdings, LLC, 3.706%, 10/10/2014	25,236	17,744
Texas Comp Electric Holdings, LLC, 3.726%, 10/10/2014	20,644,625	14,515,855

TOTAL OTHER SECURITIES (Cost $24,083,934)		21,431,475

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.99%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/30/2011 due 10/3/11, repurchase price collateralized by 19 corporate debt securities, having an average coupon of 4.07%, a minimum credit weighting of BBB-, maturity dates from 10/3/2011 to 9/1/2041 and having an aggregate market value of $235,195,747 at 9/30/2011	$225,000,000	$225,000,000
Devon Energy Corp., 0.17%, 10/3/2011	39,000,000	38,999,632

TOTAL SHORT TERM INVESTMENTS (Cost $263,999,632)		263,999,632

TOTAL INVESTMENTS — 98.21% (Cost $8,944,929,272)		$8,672,213,305
OTHER ASSETS LESS LIABILITIES — 1.79%		158,358,154

NET ASSETS — 100.00%		$8,830,571,459

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which are considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2010	Gross Additions	Gross Reductions	Shares/Principal September 30, 2011	Market Value September 30, 2011	Investment Income
Apollo Investment Corp.*	8,579,600	1,420,400	—	10,000,000	$75,200,000	$10,129,000
Apollo Investment Corp., 5.75%, 1/15/2016*	—	5,000,000	—	5,000,000	4,400,000	2,686
Dynex Capital, Inc.*	—	2,860,000	—	2,860,000	23,051,600	1,704,019
KKR Financial Holdings, LLC*	6,450,000	5,450,000	—	11,900,000	88,417,000	5,578,000
KKR Financial Holdings, LLC, 7.0%, 7/15/2012*	61,600,000	—	—	61,600,000	63,140,000	8,205,909
KKR Financial Holdings, LLC, 7.5%, 1/15/2017*	21,750,000	1,000,000	—	22,750,000	27,783,437	598,106
MFA Financial, Inc.*	7,800,500	10,199,500	—	18,000,000	126,360,000	10,761,357
Solar Capital Ltd.*	1,901,000	1,852,599	3,599	3,750,000	75,487,500	8,512,020
Invesco Mortgage Capital, Inc.**	1,915,165	—	—	—	—	—

					$483,839,537	$45,491,097

Total non-controlled affiliated issuers – 5.48% of net assets at September 30, 2011.

*	Issuer not affiliated at September 30, 2010.
**	Issuer not affiliated at September 30, 2011.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011, the aggregate value of these securities in the Fund’s portfolio was $403,447,274, representing 4.57% of the Fund’s net assets.
c	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Non-income producing.
e	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
f	Bond in default.
g	Segregated as collateral for a when-issued security.
h	When-issued security.

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
HKD	Denominated in Hong Kong Dollars
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

Certified Annual Report    29

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2011

ASSETS
Investments at value
Non-affiliated issuers (cost $8,411,029,637) (Note 2)	$8,188,373,768
Non-controlled affiliated issuers (cost $533,899,635) (Note 2)	483,839,537
Cash	1,407,436
Cash denominated in foreign currency (cost $44,025,603)	41,844,292
Receivable for investments sold	61,125,269
Receivable for fund shares sold	40,834,681
Unrealized appreciation on forward currency contracts (Note 7)	93,753,638
Dividends receivable	33,899,261
Dividend and interest reclaim receivable	8,193,314
Interest receivable	34,984,680
Prepaid expenses and other assets	72,781

Total Assets	8,988,328,657

LIABILITIES
Payable for investments purchased	120,597,510
Payable for fund shares redeemed	12,636,549
Unrealized depreciation on forward currency contracts (Note 7)	5,996,819
Payable to investment advisor and other affiliates (Note 3)	8,864,428
Accounts payable and accrued expenses	1,843,879
Dividends payable	7,818,013

Total Liabilities	157,757,198

NET ASSETS	$8,830,571,459

NET ASSETS CONSIST OF:
Undistributed net investment income	$34,187,394
Net unrealized depreciation on investments and foreign currency translations	(187,724,769)
Accumulated net realized gain (loss)	(828,770,894)
Net capital paid in on shares of beneficial interest	9,812,879,728

$8,830,571,459

30    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,734,844,570 applicable to 158,220,010 shares of beneficial interest outstanding - Note 4)	$17.29
Maximum sales charge, 4.50% of offering price	0.81

Maximum offering price per share	$18.10

Class C Shares:
Net asset value and offering price per share* ($3,167,624,142 applicable to 183,241,460 shares of beneficial interest outstanding - Note 4)	$17.29

Class I Shares:
Net asset value, offering and redemption price per share ($2,878,654,917 applicable to 165,410,898 shares of beneficial interest outstanding - Note 4)	$17.40

Class R3 Shares:
Net asset value, offering and redemption price per share ($34,861,346 applicable to 2,017,065 shares of beneficial interest outstanding - Note 4)	$17.28

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,162,427 applicable to 586,938 shares of beneficial interest outstanding - Note 4)	$17.31

Class R5 Shares:
Net asset value, offering and redemption price per share ($4,424,057 applicable to 254,326 shares of beneficial interest outstanding - Note 4)	$17.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    31

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $31,351,392)	$408,899,352
Non-controlled affiliated issuers	36,684,397
Interest income (net of premium amortized of $1,396,222)
Non-affiliated issuers	123,914,794
Non-controlled affiliated issuers	8,806,701

Total Income	578,305,244

EXPENSES:
Investment advisory fees (Note 3)	57,141,355
Administration fees (Note 3)
Class A Shares	3,236,484
Class C Shares	3,676,734
Class I Shares	1,260,253
Class R3 Shares	40,875
Class R4 Shares	7,962
Class R5 Shares	2,431
Distribution and service fees (Note 3)
Class A Shares	6,508,918
Class C Shares	29,405,957
Class R3 Shares	163,442
Class R4 Shares	15,981
Transfer agent fees
Class A Shares	1,985,960
Class C Shares	2,335,305
Class I Shares	1,572,860
Class R3 Shares	47,126
Class R4 Shares	13,657
Class R5 Shares	11,146
Registration and filing fees
Class A Shares	162,279
Class C Shares	130,212
Class I Shares	156,690
Class R3 Shares	19,482
Class R4 Shares	19,743
Class R5 Shares	23,448
Custodian fees (Note 3)	1,890,330
Professional fees	170,450
Accounting fees	259,085
Trustee fees	198,795
Other expenses	1,101,631

Total Expenses	111,558,591
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,808,830)

Net Expenses	109,749,761

Net Investment Income	$468,555,483

32    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers (net of foreign capital gains tax paid of $2,523,198)	$88,129,922
Non-controlled affiliated issuers	(1,767)
Forward currency contracts (Note 7)	(103,315,178)
Foreign currency transactions	(3,827,699)

(19,014,722)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	(681,657,580)
Non-controlled affiliated issuers	(74,028,366)
Forward currency contracts (Note 7)	117,085,682
Foreign currency translations	(3,465,957)

(642,066,221)

Net Realized and Unrealized Loss	(661,080,943)

Net Decrease in Net Assets Resulting from Operations	$(192,525,460)

See notes to financial statements.

Certified Annual Report    33

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$468,555,483	$298,606,872
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions, net of foreign capital gain taxes	(19,014,722)	(58,389,099)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(642,066,221)	297,073,577

Net Increase (Decrease) in Net Assets Resulting from Operations	(192,525,460)	537,291,350

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(156,072,470)	(105,095,569)
Class C Shares	(157,547,088)	(100,021,633)
Class I Shares	(160,430,480)	(82,223,032)
Class R3 Shares	(1,872,389)	(1,088,290)
Class R4 Shares	(371,383)	(59,426)
Class R5 Shares	(302,648)	(114,390)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	913,176,735	529,891,266
Class C Shares	1,170,437,918	715,272,973
Class I Shares	1,426,933,566	707,722,464
Class R3 Shares	13,878,035	7,823,039
Class R4 Shares	9,181,603	1,799,483
Class R5 Shares	1,448,645	2,943,638

Net Increase in Net Assets	2,865,934,584	2,214,141,873

NET ASSETS:
Beginning of Year	5,964,636,875	3,750,495,002

End of Year	$8,830,571,459	$5,964,636,875

Undistributed net investment income	$34,187,394	$29,915,619

See notes to financial statements.

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$6,368,623,024	$6,368,623,024	$—	$—
Preferred Stock(a)	335,400,582	260,945,419	74,455,163	—
Asset Backed Securities	21,290,294	—	21,290,294	—
Corporate Bonds	1,297,308,177	—	1,282,063,889	15,244,288
Convertible Bonds	163,886,373	—	163,886,373	—
Municipal Bonds	3,912,486	—	3,912,486	—
U.S. Government Agencies	10,085,453	—	10,085,453	—
Foreign Bonds	186,275,809	—	171,108,418	15,167,391
Other Securities	21,431,475	—	19,297,607	2,133,868
Short Term Investments	263,999,632	—	263,999,632	—

Total Investments in Securities	$8,672,213,305	$6,629,568,443	$2,010,099,315	$32,545,547
Other Financial Instruments**
Forward Currency Contracts	$93,753,638	$—	$93,753,638	$—
Spot Currency	$592,085	$592,085	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(5,996,819)	$—	$(5,996,819)	$—
Spot Currency	$(86,854)	$(86,854)	$—	$—

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

(a)	At September 30, 2011, industry classifications for Preferred Stock in Level 2 consist of $34,650,000 in Utilities, $17,329,688 in Telecommunication Services, $10,392,188 in Miscellaneous, $7,620,000 in Banks, and $4,463,287 in Diversified Financials.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

Beginning Balance 9/30/2010	$31,312,142
Accrued Discounts (Premiums)	168,302
Net Realized Gain (Loss)	43,261
Gross Purchases	22,084,056
Gross Sales	(12,622,569)
Change in Unrealized Appreciation (Depreciation)	(4,258,542)
Transfers into Level 3(a)	3,675,048
Transfers out of Level 3(a)	(7,856,151)

Ending Balance 9/30/2011(b)	$32,545,547

The change in unrealized appreciation (depreciation) on investments still held at September 30, 2011, was $(3,909,174).

(a)	Transfers into and/or out of Level 3 were to/from Level 2, and were due to changes in the availability of other significant observable inputs during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.37% of Total Net Assets at the period ended September 30, 2011.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations, and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,740,638 for Class C shares, $495 for Class I shares, $26,059 for Class R3 shares, $16,264 for Class R4 shares, and $25,374 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $2,293,618 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $454,291 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, there were no custodial fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	66,659,959	$1,269,837,423	43,283,964	$770,088,645
Shares issued to shareholders in reinvestment of dividends	6,426,882	118,738,328	4,439,224	79,354,477
Shares repurchased	(25,120,651)	(475,421,839)	(18,042,158)	(319,573,633)
Redemption fees received*	—	22,823	—	21,777

Net increase (decrease)	47,966,190	$913,176,735	29,681,030	$529,891,266

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	75,008,220	$1,434,355,675	49,564,535	$883,762,048
Shares issued to shareholders in reinvestment of dividends	6,023,434	111,069,630	3,972,825	71,048,461
Shares repurchased	(19,855,761)	(375,013,316)	(13,520,528)	(239,560,490)
Redemption fees received*	—	25,929	—	22,954

Net increase (decrease)	61,175,893	$1,170,437,918	40,016,832	$715,272,973

Class I Shares
Shares sold	94,540,995	$1,813,011,672	54,684,137	$981,032,227
Shares issued to shareholders in reinvestment of dividends	6,544,281	121,547,620	3,466,124	62,410,241
Shares repurchased	(26,969,127)	(507,647,985)	(18,750,557)	(335,736,228)
Redemption fees received*	—	22,259	—	16,224

Net increase (decrease)	74,116,149	$1,426,933,566	39,399,704	$707,722,464

Class R3 Shares
Shares sold	1,105,342	$21,102,445	746,503	$13,383,203
Shares issued to shareholders in reinvestment of dividends	90,089	1,663,483	55,329	988,963
Shares repurchased	(465,040)	(8,888,180)	(368,316)	(6,549,359)
Redemption fees received*	—	287	—	232

Net increase (decrease)	730,391	$13,878,035	433,516	$7,823,039

Class R4 Shares
Shares sold	583,010	$11,071,807	105,112	$1,826,925
Shares issued to shareholders in reinvestment of dividends	13,403	245,178	1,635	29,296
Shares repurchased	(115,790)	(2,135,440)	(3,165)	(56,750)
Redemption fees received*	—	58	—	12

Net increase (decrease)	480,623	$9,181,603	103,582	$1,799,483

Class R5 Shares
Shares sold	165,122	$3,175,755	302,943	$5,496,684
Shares issued to shareholders in reinvestment of dividends	13,662	255,898	6,243	111,969
Shares repurchased	(107,125)	(1,983,050)	(150,901)	(2,665,036)
Redemption fees received*	—	42	—	21

Net increase (decrease)	71,659	$1,448,645	158,285	$2,943,638

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $5,596,078,046 and $2,410,172,176, respectively.

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$8,952,547,203

Gross unrealized appreciation on a tax basis	$516,856,179
Gross unrealized depreciation on a tax basis	(797,190,077)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(280,333,898)

Distributable earnings - ordinary income (tax basis)	$35,926,456

The Fund utilized $53,233,709 of capital loss carryforwards for the year ended September 30, 2011.

At September 30, 2011, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2010 of $1,625,459. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$231,480,499
2018	493,662,779

$725,143,278

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $13,474,705 and increased accumulated net realized loss by $13,474,705. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, foreign capital gains tax, investments in REITs, passive foreign investment companies, partnerships, and recharacterization of income received.

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$476,596,458	$288,602,340
Capital gains	—	—

Total Distributions	$476,596,458	$288,602,340

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	883,126,300	02/29/2012	1,182,763,441	$87,788,600	$—
Great Britain Pound	Sell	73,563,500	10/06/2011	114,712,694	3,844,450	—
Great Britain Pound	Sell	19,954,800	10/06/2011	31,116,911	1,352,941	—
Swiss Franc	Buy	30,199,500	10/06/2011	33,319,328	—	(2,571,358)
Swiss Franc	Sell	148,116,700	10/06/2011	163,418,235	—	(2,701,329)
Thai Baht	Sell	624,564,000	11/25/2011	20,026,201	767,647	—
Thai Baht	Buy	36,484,700	11/25/2011	1,169,856	—	(43,470)
Thai Baht	Buy	59,900,800	11/25/2011	1,920,677	—	(69,317)
Thai Baht	Buy	117,752,300	11/25/2011	3,775,644	—	(135,093)
Thai Baht	Buy	123,654,900	11/25/2011	3,964,906	—	(154,178)
Thai Baht	Buy	137,769,300	11/25/2011	4,417,475	—	(154,414)
Thai Baht	Buy	149,002,000	11/25/2011	4,777,643	—	(167,660)

Total					$93,753,638	$(5,996,819)

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$93,753,638

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(5,996,819)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(103,315,178)	$(103,315,178)

Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$117,085,682	$117,085,682

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    43

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(b)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
2007(b)	$19.58	0.93	4.23	5.16	(0.88)	(0.51)	(1.39)	$23.35	4.39		1.30		1.30		1.30		27.40	62.60	$1,697,061
Class C Shares
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
2007	$19.60	0.81	4.22	5.03	(0.75)	(0.51)	(1.26)	$23.37	3.79		1.90		1.89		2.06		26.64	62.60	$1,535,532
Class I Shares
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
2007	$19.71	1.02	4.24	5.26	(0.96)	(0.51)	(1.47)	$23.50	4.74		0.95		0.94		0.95		27.80	62.60	$644,294
Class R3 Shares
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
2007	$19.58	0.86	4.24	5.10	(0.83)	(0.51)	(1.34)	$23.34	4.00		1.50		1.50		2.16		27.10	62.60	$7,544
Class R4 Shares
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(c)	10.83	63.05	$48
2008(d)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(e)	1.40	(e)	1.40	(e)	16.97	(c)(e)	(17.79)	46.07	$251
Class R5 Shares
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(c)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(c)	(22.27)	46.07	$221
2007(f)	$20.74	0.46	2.87	3.33	(0.56)	—	(0.56)	$23.51	3.17	(e)	0.99	(e)	0.98	(e)	278.77	(c)(e)	16.19	62.60	$72

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2008.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2007.
+	Based on weighted average shares outstanding.

See notes to financial statements.

44 Certified Annual Report	Certified Annual Report 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund	September 30, 2011

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

46    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$910.50	$5.82
Hypothetical*	$1,000.00	$1,018.97	$6.15
Class C Shares
Actual	$1,000.00	$907.30	$9.08
Hypothetical*	$1,000.00	$1,015.54	$9.60
Class I Shares
Actual	$1,000.00	$911.90	$4.20
Hypothetical*	$1,000.00	$1,020.68	$4.43
Class R3 Shares
Actual	$1,000.00	$908.60	$7.18
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$909.40	$6.70
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$911.30	$4.74
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.22%; C: 1.90%; I: 0.88%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    47

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	-4.09%	3.32%	9.76%
C Shares (Incep: 12/24/02)	-1.20%	3.60%	9.73%
I Shares (Incep: 11/3/03)	0.74%	4.61%	8.89%
R3 Shares (Incep: 2/1/05)	0.13%	4.02%	6.48%
R4 Shares (Incep: 2/1/08)	0.19%	—	0.49%
R5 Shares (Incep: 2/1/07)	0.68%	—	2.77%
Blended Index (Since 12/24/02)	-1.75%	0.28%	6.00%
S&P 500 Index (Since 12/24/02)	1.14%	-1.18%	4.81%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

48    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    49

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    51

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg Investment Income Builder Fund designates 70.36% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

17.71% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2011 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed

52    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to a broad-based securities index, and relative to a blended performance benchmark comprised of two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, (v) comparative dividend payment data, and (vi) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the seven calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year was lower than the return for the index and exceeded the return of the Fund’s blended benchmark and the average return for the fund category, and that the Fund’s returns for the preceding six calendar years had exceeded the returns of the benchmark in five of six years, exceeded the returns of the index in all six years, and had exceeded or had been comparable to the average returns of the category in five of six years. Noted quantitative data also showed that the Fund’s investment returns fell within or near the top third of performance for the fund category for the three-month and one-year periods ended with the second quarter of the current year, and fell within or near the top decile of the category for the year-to-date, three-year and five-year periods. The Trustees also noted their consideration of increasing levels of the Fund’s quarterly dividend payments since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and the Fund’s higher historical cumulative return (net of expenses) relative to the Fund’s blended benchmark since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was somewhat higher than the median and average fee levels for one group of equity income mutual funds and comparable to the median level and slightly higher than the average level for the second group, and that the overall expense ratio for the Fund was slightly higher than the median and average ratios for the first group and slightly lower than the median and average ratios for the second group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    53

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2011 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

56    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional_IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible_higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH857

Important Information

The information presented on the following pages was current as of September 30, 2011. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg Global Opportunities Fund

CO-PORTFOLIO MANAGERS

W. Vinson Walden, CFA, and Brian McMahon

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.47%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to invest in promising companies that we feel are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/11

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	-4.81%	2.12%	3.04%	4.42%
With sales charge	-9.10%	0.56%	2.09%	3.50%
MSCI AC World Index
(Since: 7/28/06)	-6.02%	0.59%	-1.59%	-0.84%

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 70% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 174 stocks (as of 9/30/11).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with what we view as attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and can be effective over the long term.

STOCKS CONTRIBUTING AND DETRACTING

FOR THE YEAR ENDED 9/30/11

Top Contributors	Top Detractors
Global Crossing Ltd.	Bankers Petroleum Ltd.
Arcos Dorados Holdings, Inc. Cl A	Bank of America Corp.
Telstra Corp. Ltd.	Cable & Wireless Worldwide plc
Swiss Re Ltd.	Cyrela Brazil Realty S.A.
Ensign Energy Services, Inc.	Oshkosh Corp.

Source: FactSet

KEY PORTFOLIO ATTRIBUTES

As of 9/30/11

Portfolio P/E Trailing 12-months*	10.3x

Portfolio Price to Cash Flow*	4.9x

Portfolio Price to Book Value*	1.2x

Median Market Cap*	$6.0 B

5-Year Beta (A Shares vs. MSCI AC World)*	1.15

Number of Holdings	33

*	Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/11

PORTFOLIO COMPOSITION

As of 9/30/11

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Thornburg Global Opportunities Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

October 18, 2011

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six and twelve month periods ended September 30, 2011.

For the fiscal year ended September 30, 2011, the Fund’s net asset value (NAV) per share decreased by 83 cents or 5.94%. Total return for the Class A shares, at NAV for the fiscal year, was negative 4.81%, taking into account income dividends paid of 19 cents per share, reinvested in Fund shares. The dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class specific expenses. In the six months ended September 30, 2011, Thornburg Global Opportunities Fund NAV per Class A share decreased 18.98% from $16.23 to $13.15. The Fund paid dividends of 5 cents per share to give a total return for the period of negative 18.75% (Class A shares at NAV).

Performance comparisons of Global Opportunities Fund to the MSCI All Country World Index over various time periods are shown on page 32 of this annual report. The performance of the Fund has compared well to its benchmark over most time periods since its inception on July 28, 2006. The cumulative return for the Fund, Class A shares at NAV since inception through September 30, 2011, is 25.10% vs negative 1.71% for the MSCI Index. Recently, we outperformed the MSCI Index by 1.21% for the 12-month period ended September 30, 2011, jumping out to a large lead against the Index over the first nine months of the fiscal year before underperforming it by more than 4.2% in the difficult July-September quarter. Since its inception, Thornburg Global Opportunities Fund, Class A shares at NAV, have outperformed the same Index by an average annualized margin of 5.26%. On a quarterly basis, your Fund’s performance versus the Index is unpredictable: the Fund has outperformed the Index in 12 out of 20 full calendar quarters since inception.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.47%, as disclosed in the most recent Prospectus.

We do not expect to pay any capital gain distributions for 2011. At September 30, 2011, the Fund had tax basis realized capital losses of approximately $180 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI All Country World Index over the fiscal year ended September 30, 2011, because this is our global performance benchmark:

1.	Two sectors showed positive total returns, consumer staples and health care.

2.	Eight sectors (financials, consumer discretionary, materials, industrials, energy, information technology, telecommunications, and utilities) showed negative total returns, ranging from just below 0% (information technology) to worse than negative 17% (financials).

Certified Annual Report    7

Letter to Shareholders,

Continued

3.	In the Global Opportunities portfolio, returns from 26 of our investments were positive for the fiscal year ended September 30, 2011, and 22 were negative.

4.	Global Opportunities Fund investments in financials (35% Fund weighting), energy (13%), telecommunications (10%) and information technology (10%) comprised the largest sector weightings in the Fund portfolio.

5.	Your Fund’s holdings in the telecommunications sector, led by infrastructure provider Global Crossing and Australia’s services leader Telstra, were the strongest positive contributors to outperformance during the fiscal year. Global Crossing was acquired by Colorado-based Level 3 Communications, and delivered overall price appreciation of more than 80% by the time of the early October 2011 transaction closing date.

6.	Your Fund’s average return from its investments in the financials sector was slightly better than the negative 18% performance of the equities in the finance sector of the MSCI All Country World Index. Our investments in the financial sector were the most negative driver of performance vis-a-vis the benchmark for the fiscal year ended September 30, 2011. The Fund’s investments in Bank of America Corp., ING Group, China Merchant’s Bank, and UBS were among the negative performers in the portfolio, particularly in the September quarter of the fiscal year when your Fund’s relative performance lagged the MSCI Index. A growing expectation that interest rates will remain “lower for longer” in the United States and Europe caused near-term earnings estimates for several of our financial holdings to be reduced during the September quarter. At this point, each of these investments is valued in the public markets at multiples of book value that are significantly below normal. However, each has above-normal uncertainty regarding one or more issues such as litigation risk, possible abnormal loan or investment portfolio losses, reduced customer activity levels, and regulatory burdens. Modest positive contributions from insurance broker Willis Group, Swiss Re Ltd., and our convertible preferred stock investment in Fifth Third Bancorp were unable to offset the price declines previously noted.

7.	Your Fund’s holdings in the energy sector underperformed those of the Index during fiscal year 2011, showing particular weakness in the September quarter. Among these, Canadian exploration and production firm Bankers Petroleum was the Fund’s worst performer, while offshore drillers Ensco and Transocean each delivered price declines. A positive contribution from Ensign Energy Services was insufficient to offset the damage.

8.	Among our information technology investments, Dell and Microsoft modestly aided portfolio performance relative to the Index, while Google was a modest drag. Interestingly, each of these had modest upward revisions in current year earnings estimates over the course of your Fund’s fiscal year ended September 30, 2011.

9.

Among other portfolio holdings, Brazilian food company BRF Brasil Foods was one of your Fund’s best performers. The portfolio also got positive contributions from several positions that were either reduced or sold prior to the onset of the summer bear market: Verwaltungs & Privat Bank AG, Arcos Dorados Holdings,

8    Certified Annual Report

Roche Holding, Apollo Investment Corp., Trinity Industries, and Walgreens. Brazilian homebuilder Cyrela Brazil Realty, U.K.-based communications firm Cable & Wireless Worldwide plc, transportation equipment manufacturer Oshkosh Corporation, and Australian mining services firm Mineral Resources each delivered significant negative returns during the fiscal year, mostly due to price declines in the final September quarter.

10.	At September 30, 2011, domestic stocks comprised approximately 34% of your portfolio; foreign stocks about 60%; and cash and interest bearing debt the remaining 6%. We have hedged more than 50% of the currency risk associated with your Fund’s euro equity holdings (~11% of the portfolio invested in companies based in European Monetary Union countries). For now, we do not hedge the currency risk of our Australian dollar, Canadian dollar, and non-yen Asian currency denominated equity holdings, and we retain a hedge of less than 50% with respect to your Fund’s Swiss holdings.

The average price/earnings multiple of the 33 stocks in your portfolio on September 30, 2011, was 9.4x on an estimated forward basis, down from 10.8x at September 30, 2010, using estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiples of the MSCI All Country World Index at September 30, 2011, was approximately 10.5x, also using estimates compiled by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 11 of this report.

We have experienced well-above-average financial market volatility over the last three years. Investment bank Credit Suisse points out that the average number of quarters with an equity market return of greater than 10% or less than negative 10% in each of the last six decades is just below 8 per decade. In other words, just under 20% of all quarters over the last six decades could be characterized as “highly volatile.” However most recently, in eight of the last twelve calendar quarters – or 66% of those quarters – the returns of the S&P 500 Index have been either less than negative 10% or greater than 10%.

This commentary will not include a rehash of macro-economic news that surrounds us each day. Investors understandably seek additional clarity on how European governments (and financial institutions) will manage through a debt contraction and at least one state default. In addition, investors have questions about whether China can transition from an investment-led economy to a consumer-led economy, and whether the United States government can implement a reasonable framework of pro-growth policies while also reining in public sector borrowing.

We do not expect to see clear answers on these questions during the coming months. There will be news bits from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets materially. We do believe that the stock price declines resulting from large numbers of investors selling equities have created very attractive valuations, so long as the global economy does not enter into some kind of broad collapse. We do not foresee such a collapse, but rather a grinding transition to various new foundations for future growth in the different regions of the world.

Certified Annual Report    9

Letter to Shareholders,

Continued

Thank you for being a shareholder of Thornburg Global Opportunities Fund. We believe that your portfolio businesses carry low enough valuations to set the stage for future price appreciation, provided that they come through the current economic challenges with their competitive positions intact or improved.

Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www. thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Google, Inc.	5.3%	SPDR Gold Trust	4.4%
Microsoft Corp.	4.9%	BRF-Brasil Foods SA	4.2%
KKR Financial Holdings LLC	4.9%	Swiss Re Ltd.	4.2%
Willis Group Holdings plc	4.6%	Transocean Ltd.	3.6%
Kabel Deutschland Holding AG	4.6%	Fly Leasing Ltd. ADR	3.6%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Diversified Financials	12.4%	Retailing	3.3%
Energy	12.2%	Commercial & Professional Services	2.8%
Software & Services	10.2%	Consumer Durables & Apparel	2.8%
Insurance	8.8%	Pharmaceuticals, Biotechnology & Life Sciences	1.8%
Telecommunication Services	8.3%	Technology Hardware & Equipment	0.8%
Media	7.2%	Food & Staples Retailing	0.6%
Capital Goods	7.2%	Other Non-Classified Securities:
Banks	7.2%	Exchange Traded Funds	4.4%
Food, Beverage & Tobacco	4.2%	Other Assets & Cash Equivalents	5.8%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11 (percent of equity holdings)

United States	36.2%	Ireland	3.8%
United Kingdom	14.5%	Netherlands	3.1%
Switzerland	10.8%	Hong Kong	2.8%
Brazil	7.4%	Bermuda	2.4%
Australia	6.8%	Israel	1.2%
Canada	5.6%	China	0.5%
Germany	4.9%

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 86.30%

BANKS — 3.68%
COMMERCIAL BANKS — 3.68%
BancorpSouth, Inc.	152,500	$1,338,950
China Merchants Bank Co., Ltd.	895,541	1,377,685
Liechtensteinische Landesbank AG	141,678	8,065,517

		10,782,152

CAPITAL GOODS — 7.19%
MACHINERY — 3.61%
[a]Oshkosh Corp.	487,100	7,666,954
Trinity Industries, Inc.	136,621	2,925,056
TRADING COMPANIES & DISTRIBUTORS — 3.58%
Fly Leasing Ltd. ADR	925,113	10,500,032

		21,092,042

COMMERCIAL & PROFESSIONAL SERVICES — 2.83%
COMMERCIAL SERVICES & SUPPLIES — 2.83%
Mineral Resources Ltd.	846,100	8,310,526

		8,310,526

CONSUMER DURABLES & APPAREL — 2.75%
HOUSEHOLD DURABLES — 2.75%
Cyrela Brazil Realty S.A.	1,296,300	8,073,221

		8,073,221

DIVERSIFIED FINANCIALS — 12.42%
CAPITAL MARKETS — 2.50%
[a]UBS AG	629,046	7,314,811
DIVERSIFIED FINANCIAL SERVICES — 9.92%
Bank of America Corp.	970,500	5,939,460
[a]ING Groep N.V.	1,215,200	8,682,466
KKR Financial Holdings LLC	1,947,700	14,471,411

		36,408,148

ENERGY — 12.15%
ENERGY EQUIPMENT & SERVICES — 10.19%
Ensco plc ADR	234,700	9,488,921
Ensign Energy Services, Inc.	746,200	9,791,249
Transocean Ltd.	221,600	10,579,184
OIL, GAS & CONSUMABLE FUELS — 1.96%
[a]Bankers Petroleum Ltd.	1,722,200	5,752,171

		35,611,525

FOOD & STAPLES RETAILING — 0.56%
FOOD & STAPLES RETAILING — 0.56%
Walgreen Co.	49,700	1,634,633

		1,634,633

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 4.24%
FOOD PRODUCTS — 4.24%
BRF-Brasil Foods SA	726,000	$12,425,305

		12,425,305

INSURANCE — 8.78%
INSURANCE — 8.78%
Swiss Re Ltd.	262,350	12,307,063
Willis Group Holdings plc	390,900	13,435,233

		25,742,296

MEDIA — 7.23%
MEDIA — 7.23%
[a]Kabel Deutschland Holding AG	248,000	13,416,576
Television Broadcasts Ltd.	1,415,470	7,779,505

		21,196,081

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.80%
PHARMACEUTICALS — 1.80%
Roche Holding AG	12,300	1,996,172
Teva Pharmaceutical Industries Ltd. ADR	88,030	3,276,476

		5,272,648

RETAILING — 3.33%
SPECIALTY RETAIL — 3.33%
Carphone Warehouse Group plc	1,840,400	9,757,732

		9,757,732

SOFTWARE & SERVICES — 10.19%
INTERNET SOFTWARE & SERVICES — 5.25%
[a]Google, Inc.	29,955	15,408,253
SOFTWARE — 4.94%
Microsoft Corp.	581,500	14,473,535

		29,881,788

TECHNOLOGY HARDWARE & EQUIPMENT — 0.81%
COMPUTERS & PERIPHERALS — 0.81%
[a]Dell, Inc.	167,600	2,371,540

		2,371,540

TELECOMMUNICATION SERVICES — 8.34%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.34%
Cable & Wireless Worldwide plc	15,146,800	7,322,178
[a]Global Crossing Ltd.	279,869	6,691,668
Telstra Corp. Ltd.	3,484,263	10,452,337

		24,466,183

TOTAL COMMON STOCK (Cost $282,817,926)		253,025,820

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

	Shares/ Principal Amount	Value
PREFERRED STOCK — 3.51%
BANKS — 3.51%
COMMERCIAL BANKS — 3.51%
Fifth Third Bancorp Pfd, 8.50%	80,500	$10,296,755

TOTAL PREFERRED STOCK (Cost $2,079,829)		10,296,755

EXCHANGE TRADED FUNDS — 4.35%
[a]SPDR Gold Trust	80,700	12,757,056

TOTAL EXCHANGE TRADED FUNDS (Cost $13,094,592)		12,757,056

SHORT TERM INVESTMENTS — 3.41%
Devon Energy Corp., 0.17%, 10/3/2011	$10,000,000	9,999,906

TOTAL SHORT TERM INVESTMENTS (Cost $9,999,906)		9,999,906

TOTAL INVESTMENTS — 97.57% (Cost $307,992,253)		$286,079,537
OTHER ASSETS LESS LIABILITIES — 2.43%		7,136,720

NET ASSETS — 100.00%		$293,216,257

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
Pfd	Preferred Stock

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2011

ASSETS
Investments at value (cost $307,992,253) (Note 2)	$286,079,537
Cash	385,107
Cash denominated in foreign currency (cost $6,993,087)	6,167,271
Receivable for investments sold	1,058,028
Receivable for fund shares sold	324,233
Unrealized appreciation on forward currency contracts (Note 7)	1,542,531
Dividends receivable	475,899
Dividend and interest reclaim receivable	54,133
Prepaid expenses and other assets	42,400

Total Assets	296,129,139

LIABILITIES
Payable for fund shares redeemed	343,427
Unrealized depreciation on forward currency contracts (Note 7)	2,109,184
Payable to investment advisor and other affiliates (Note 3)	307,777
Accounts payable and accrued expenses	150,104
Dividends payable	2,390

Total Liabilities	2,912,882

NET ASSETS	$293,216,257

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,732,736)
Net unrealized depreciation on investments and foreign currency translations	(23,323,133)
Accumulated net realized gain (loss)	(187,097,584)
Net capital paid in on shares of beneficial interest	506,369,710

$293,216,257

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($73,537,706 applicable to 5,590,581 shares of beneficial interest outstanding - Note 4)	$13.15
Maximum sales charge, 4.50% of offering price	0.62

Maximum offering price per share	$13.77

Class C Shares:
Net asset value and offering price per share* ($70,643,552 applicable to 5,444,219 shares of beneficial interest outstanding - Note 4)	$12.98

Class I Shares:
Net asset value, offering and redemption price per share ($115,837,298 applicable to 8,773,591 shares of beneficial interest outstanding - Note 4)	$13.20

Class R3 Shares:
Net asset value, offering and redemption price per share ($75,101 applicable to 5,728 shares of beneficial interest outstanding - Note 4)	$13.11

Class R4 Shares:
Net asset value, offering and redemption price per share ($899,928 applicable to 68,734 shares of beneficial interest outstanding - Note 4)	$13.09

Class R5 Shares:
Net asset value, offering and redemption price per share ($32,222,672 applicable to 2,438,867 shares of beneficial interest outstanding - Note 4)	$13.21

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $220,891)	$9,434,027
Interest income	34,670

Total Income	9,468,697

EXPENSES:
Investment advisory fees (Note 3)	3,133,541
Administration fees (Note 3)
Class A Shares	120,702
Class C Shares	109,577
Class I Shares	72,799
Class R3 Shares	211
Class R4 Shares	1,668
Class R5 Shares	13,397
Distribution and service fees (Note 3)
Class A Shares	241,410
Class C Shares	876,415
Class R3 Shares	798
Class R4 Shares	3,334
Transfer agent fees
Class A Shares	127,457
Class C Shares	107,708
Class I Shares	131,564
Class R3 Shares	1,953
Class R4 Shares	4,758
Class R5 Shares	42,218
Registration and filing fees
Class A Shares	21,436
Class C Shares	20,355
Class I Shares	21,766
Class R3 Shares	19,445
Class R4 Shares	19,646
Class R5 Shares	19,545
Custodian fees (Note 3)	150,660
Professional fees	63,064
Accounting fees	11,809
Trustee fees	8,761
Other expenses	56,382

Total Expenses	5,402,379
Less:
Expenses reimbursed by investment advisor (Note 3)	(288,538)
Fees paid indirectly (Note 3)	(831)

Net Expenses	5,113,010

Net Investment Income	$4,355,687

Certified Annual Report    17

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$28,715,350
Forward currency contracts (Note 7)	(3,580,398)
Foreign currency transactions	(343,266)

24,791,686

Net change in unrealized appreciation (depreciation) on:
Investments	(46,187,398)
Forward currency contracts (Note 7)	1,695,059
Foreign currency translations	(853,632)

(45,345,971)

Net Realized and Unrealized Loss	(20,554,285)

Net Decrease in Net Assets Resulting from Operations	$(16,198,598)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2011	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$4,355,687	$3,869,663
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	24,791,686	38,105,914
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(45,345,971)	(21,260,073)

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,198,598)	20,715,504

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,157,718)	(1,057,336)
Class C Shares	(645,237)	(302,170)
Class I Shares	(2,212,943)	(2,033,417)
Class R3 Shares	(2,094)	(1,467)
Class R4 Shares	(16,535)	(16,293)
Class R5 Shares	(374,849)	(178,405)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(16,331,866)	5,589,247
Class C Shares	(7,627,935)	(4,319,558)
Class I Shares	(7,493,930)	18,072,732
Class R3 Shares	(86,609)	127,094
Class R4 Shares	(468,511)	21,801
Class R5 Shares	20,998,920	16,091,131

Net Increase (Decrease) in Net Assets	(31,617,905)	52,708,863

NET ASSETS:
Beginning of Year	324,834,162	272,125,299

End of Year	$293,216,257	$324,834,162

See notes to financial statements.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$253,025,820	$253,025,820	$—	$—
Preferred Stock	10,296,755	10,296,755	—	—
Exchange Traded Funds	12,757,056	12,757,056	—	—
Short Term Investments	9,999,906	—	9,999,906	—

Total Investments in Securities	$286,079,537	$276,079,631	$9,999,906	$—
Other Financial Instruments**
Forward Currency Contracts	$1,542,531	$—	$1,542,531	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,109,184)	$—	$(2,109,184)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2011, is as follows:

Beginning Balance 9/30/2010	$6,000,000
Accrued Discounts (Premiums)	—
Net Realized Gain (Loss)	—
Gross Purchases	—
Gross Sales	—
Change in Unrealized Appreciation (Depreciation)	—
Transfers into Level 3(a)	—
Transfers out of Level 3(a)	(6,000,000)

Ending Balance 9/30/2011(b)	$—

(a)	Transfers into and/or out of Level 3 were to/from Level 1, and were due to the availability of quoted prices in active markets for identical investments during the year ended September 30, 2011. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 Securities represent 0.00% of Total Net Assets at September 30, 2011.

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between Levels 1 and 2 for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $176,639 for Class I shares, $21,491 for Class R3 shares, $23,451 for Class R4 shares, and $66,957 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $15,323 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,329 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $831.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,213,749	$19,050,548	1,932,225	$26,869,017
Shares issued to shareholders in reinvestment of dividends	65,489	1,009,001	64,470	884,066
Shares repurchased	(2,337,595)	(36,392,274)	(1,630,246)	(22,166,671)
Redemption fees received*	—	859	—	2,835

Net increase (decrease)	(1,058,357)	$(16,331,866)	366,449	$5,589,247

Class C Shares
Shares sold	484,330	$7,505,708	896,157	$12,294,052
Shares issued to shareholders in reinvestment of dividends	35,338	530,417	18,260	245,234
Shares repurchased	(1,015,605)	(15,664,857)	(1,248,317)	(16,861,356)
Redemption fees received*	—	797	—	2,512

Net increase (decrease)	(495,937)	$(7,627,935)	(333,900)	$(4,319,558)

Class I Shares
Shares sold	2,881,752	$45,325,074	3,274,574	$45,532,091
Shares issued to shareholders in reinvestment of dividends	128,855	2,006,584	133,385	1,837,387
Shares repurchased	(3,651,130)	(54,826,948)	(2,151,068)	(29,300,502)
Redemption fees received*	—	1,360	—	3,756

Net increase (decrease)	(640,523)	$(7,493,930)	1,256,891	$18,072,732

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	6,732	$109,304	9,552	$130,546
Shares issued to shareholders in reinvestment of dividends	129	1,980	98	1,351
Shares repurchased	(12,006)	(197,894)	(328)	(4,806)
Redemption fees received*	—	1	—	3

Net increase (decrease)	(5,145)	$(86,609)	9,322	$127,094

Class R4 Shares
Shares sold	21,139	$330,995	11,897	$163,293
Shares issued to shareholders in reinvestment of dividends	1,080	16,534	1,193	16,293
Shares repurchased	(50,230)	(816,051)	(11,780)	(157,823)
Redemption fees received*	—	11	—	38

Net increase (decrease)	(28,011)	$(468,511)	1,310	$21,801

Class R5 Shares
Shares sold	1,372,588	$22,550,663	1,156,994	$16,024,177
Shares issued to shareholders in reinvestment of dividends	23,791	374,849	12,827	178,404
Shares repurchased	(125,826)	(1,926,900)	(8,074)	(111,608)
Redemption fees received*	—	308	—	158

Net increase (decrease)	1,270,553	$20,998,920	1,161,747	$16,091,131

*	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $238,060,103 and $264,077,667, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$315,645,497

Gross unrealized appreciation on a tax basis	$26,596,186
Gross unrealized depreciation on a tax basis	(56,162,146)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(29,565,960)

Distributable earnings – ordinary income (tax basis)	$281,899

At September 30, 2011, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2010 of $325,997. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

The Fund utilized $26,824,403 of capital loss carryforwards for the year ended September 30, 2011.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

At September 30, 2011, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$41,960,421
2018	140,739,212

$182,699,633

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $343,266 and increased distribution in excess of net investment income by $343,266. This reclassification has no impact on the net asset value of the Fund. This reclassification results primarily from foreign currency gains (losses).

The tax character of distributions paid for the years ended September 30, 2011, and September 30, 2010, was as follows:

	2011	2010
Distributions from:
Ordinary income	$4,409,376	$3,589,088
Capital gains	—	—

Total Distributions	$4,409,376	$3,589,088

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2011, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2011 in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized gains and unrealized losses on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities at the Fund’s net equity, as measured by the difference between the forward

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011

exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open currency contracts are indicative of the activity for the year ended September 30, 2011.

The following table displays the outstanding forward currency contracts at September 30, 2011:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2011

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	12,765,200	02/08/2012	17,096,411	$872,906	$—
Euro	Sell	2,362,300	02/08/2012	3,163,824	241,077	—
Euro	Buy	1,718,000	02/08/2012	2,300,914	—	(139,109)
Great Britain Pound	Sell	12,306,000	12/16/2011	19,176,509	428,548	—
Great Britain Pound	Buy	1,680,200	12/16/2011	2,618,265	—	(145,950)
Great Britain Pound	Buy	2,011,700	12/16/2011	3,134,844	—	(155,996)
Swiss Franc	Sell	12,624,300	10/05/2011	13,928,219	—	(279,442)
Swiss Franc	Buy	6,790,600	10/05/2011	7,491,977	—	(1,388,687)

Total					$1,542,531	$(2,109,184)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2011 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2011

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,542,531

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,109,184)

The realized gains (losses) from forward currency contracts, and the change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2011 are disclosed in the following tables:

Amount of Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$(3,580,398)	$(3,580,398)

Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2011

	Total	Forward Currency Contracts
Foreign exchange contracts	$1,695,059	$1,695,059

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

     Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(b)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(b)	$20.06	0.30	(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
2007(b)	$12.86	0.07	7.29	7.36	— (c)	(0.16)	(0.16)	$20.06	0.41		1.51		1.50		1.55		57.75	91.02	$262,475
Class C Shares
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
2007	$12.84	(0.06)	7.25	7.19	.—	(0.16)	(0.16)	$19.87	(0.34)		2.28		2.28		2.33		56.48	91.02	$107,298
Class I Shares
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
2007	$12.87	0.17	7.29	7.46	(0.01)	(0.16)	(0.17)	$20.16	0.97		1.00		0.99		1.20		58.51	91.02	$108,461
Class R3 Shares
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(d)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(d)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(d)	3.61	103.02	$20
2008(e)	$17.91	0.29	(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(f)	1.49	(f)	1.49	(f)	67.47	(d)(f)	(24.78)	83.70	$35
Class R4 Shares
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40		1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(d)	3.73	103.02	$1,244
2008(e)	$17.91	0.28	(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(f)	1.41	(f)	1.40	(f)	864.00	(d)(f)	(24.74)	83.70	$3
Class R5 Shares
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(d)	4.25	103.02	$86
2008(e)	$17.98	0.33	(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(f)	0.92	(f)	0.92	(f)	850.59	(d)(f)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Effective date of this class of shares was February 1, 2008.
(f)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$812.50	$6.82
Hypothetical*	$1,000.00	$1,017.54	$7.59
Class C Shares
Actual	$1,000.00	$810.20	$10.10
Hypothetical*	$1,000.00	$1,013.91	$11.24
Class I Shares
Actual	$1,000.00	$814.50	$4.50
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R3 Shares
Actual	$1,000.00	$812.90	$6.82
Hypothetical*	$1,000.00	$1,017.55	$7.59
Class R4 Shares
Actual	$1,000.00	$813.30	$6.37
Hypothetical*	$1,000.00	$1,018.05	$7.08
Class R5 Shares
Actual	$1,000.00	$814.70	$4.51
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.23%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global Opportunities Fund versus MSCI AC World Index (July 28, 2006 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)	-9.10%	0.56%	2.09%	3.50%
C Shares (Incep: 7/28/06)	-6.38%	1.35%	2.25%	3.62%
I Shares (Incep: 7/28/06)	-4.30%	2.64%	3.56%	4.95%
R3 Shares (Incep: 2/1/08)	-4.77%	2.13%	—	-5.87%
R4 Shares (Incep: 2/1/08)	-4.66%	2.20%	—	-5.80%
R5 Shares (Incep: 2/1/08)	-4.29%	2.65%	—	-5.37%
MSCI AC World Index (Since: 7/28/06)	-6.02%	0.59%	-1.59%	-0.84%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg Global Opportunities Fund designates 95.40% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

41.96% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2011 qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2011, foreign source income and foreign taxes paid is $4,707,402 and $245,369, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over various periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the four calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year exceeded the average return for the fund category and the return for the index, and that the Fund’s investment returns exceeded the average returns for the category in two of the preceding three years and exceeded the returns for the index in two of three years. Other noted quantitative data showed that the Fund’s investment returns fell within the top decile of the fund category for the three-month and year-to-date periods ended with the second quarter of the current year and fell at or within the top third of the category for the one-year and three-year periods. The Trustees also noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee rates charged to the two groups of mutual funds, and that the Fund’s overall expense ratio was slightly higher than the median and average expense ratios for one fund group and comparable to the median expense ratio and slightly lower than the average expense ratio for the second fund group. The Trustees did not identify the differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2011 (Unaudited)

the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

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This page is not part of the Annual Report.    39

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
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Important Information

The information presented on the following pages was current as of September 30, 2011. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	Cusip
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (India and Indonesia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Debt-to-Capital Ratio (debt-to-cap) – A measurement of a company’s financial leverage, calculated as the company’s debt divided by its total capital.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Developing World Fund

September 30, 2011

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Letter to Shareholders

Lewis Kaufman, CFA

Portfolio Manager

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 3.29%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2012, so that actual expenses, for Class A shares, do not exceed 1.83%.

October 14, 2011

Dear Fellow Shareholder:

We are pleased to present the second annual report for the Thornburg Developing World Fund for the fiscal year ended September 30, 2011. The net asset value (NAV) of a Class A share of the Fund decreased $1.94 to $12.50 per share in the past 12 months, representing a total return, including dividends, of negative 13.34% versus negative 16.15% for the MSCI Emerging Markets Index. Negative absolute returns reflect a dramatic deterioration in the European sovereign debt crisis, and a corresponding decline in emerging markets equities and currencies. Notably, the MSCI Emerging Markets Index declined just 11.99% in local currency terms, suggesting that currency contributed an additional 4.16% to index declines during the period. On a longer-term basis, absolute returns for the Thornburg Developing World Fund remain positive despite a decline in the market over the same period. Since inception on December 16, 2009, the Fund has returned positive 2.66% versus negative 3.14% for the MSCI Emerging Markets Index. Investments in initial public offerings with the Fund contributed 2.87% to performance for the fiscal year.

One year ago in our annual letter, we acknowledged that with higher asset prices comes the potential for a more volatile market environment. Since then, most major emerging markets currencies have declined, and the median forward P/E multiple for the Developing World Fund has decreased to 15.6x compared to 18.4x one year ago. While our focus on financially-sound, free cash generative companies has not proven protective in an absolute sense, it has aided in capital preservation on a relative basis. Perhaps more importantly, our intrinsic value estimates for companies in the Developing World Fund are largely unchanged. Specifically, while the companies we own may experience share price volatility along with the broader market, we believe they are less likely to permanently destroy value on a per-share basis – something more highly levered companies are likely to do in periods of capital markets duress. As of September 30, 2011, of the 39 non-bank companies in the portfolio, 24 were in net cash positions and the median debt-to-cap ratio was negative 10.5% (i.e., 10.5% of total capital in cash). In addition, of our 39 non-bank holdings, just four generated negative free cash flow in the last year.

A brief discussion of top portfolio holdings is instructive. Our top five holdings as of September 30, 2011 were Mexican over-the-counter and personal care company Genomma Labs, South African drug store chain Clicks, U.S.-based toothpaste company Colgate-Palmolive, Chinese luxury clothing retailer Trinity, and Indonesian cement company Indocement. Consistent with the characteristics described above, these five holdings have a median debt-to-cap ratio of negative 1.5%, and a median free cash flow yield of 5.4%. Moreover, they are generally growing in a durable manner at rates significantly in excess of GDP growth. Genomma Labs continues to explore underpenetrated consumer health segments in Mexico and South America. Clicks is leading the consolidation of the informal drug retailing sector in South Africa, where access to healthcare benefits is gradually improving. Colgate is introducing toothpaste to rural populations such as that in India, where just

Certified Annual Report    5

Letter to Shareholders,

Continued

45% of the rural population brushes its teeth. Trinity continues to benefit from luxury consumption trends in China, which may be supported by an appreciating Chinese renminbi over time. Indocement is growing volumes at high single-digit rates in a relatively benign competitive environment, and could benefit from medium-term reforms surrounding land acquisition and government investment. Consistent with these opportunities, based on consensus analyst estimates for next year, median sales growth for the Developing World Fund is 16.1% and we estimate median earnings per share growth 23.5%. The median P/E multiple for the Fund based on calendar 2012 consensus estimates is 16.2x.

The continued opportunities for long-term capital appreciation in our investment universe reflect a supportive macroeconomic backdrop in most major emerging markets economies. One distinguishing characteristic then, of recent equity market declines, is the high correlation among asset prices. Peripheral European countries including Greece continue to struggle to meet austerity targets, and lack self-correcting mechanisms such as weaker currencies or country-specific monetary policies required to place their economies on firmer footing. These challenges come against a backdrop of government debt-to-GDP ratios in the developed world in the range of 90%. By contrast, Brazil’s debt-to-GDP level is about 62%, Russia’s 9%, India’s 72%, and China’s 55%, inclusive of local government debt. Combined with faster-growing economies, the major emerging markets should have the capacity to incur additional indebtedness and support their economies – even as developed market economies deleverage. The currency picture also favors emerging markets. Major emerging markets continue to benefit from trade surpluses reflecting labor cost advantages and natural resource endowments, and from capital inflows in the form of stock and bond flows and foreign direct investment. Reflecting this dynamic, most major emerging markets’ central banks maintain foreign exchange reserves in the hundreds of billions – balances which are now being deployed to support currencies during a period of heightened risk aversion.

It is worth noting that China’s economic outlook has emerged as a key point of contention in recent months. While the Chinese government continues to harbor $3 trillion in foreign exchange reserves, the market has grown increasingly concerned about the remnants of Chinese stimulus past – namely, the sustainability and quality of fixed asset investment, local government debt levels, bank lending caps which have resulted in the growth of the shadow banking system, and real estate prices. While we are not dismissive of these issues, most appear manageable. Fixed asset investment can be gradually replaced by policy measures aimed at domestic consumption including renminbi appreciation and increased social spending, thereby helping to sustain GDP growth rates at high levels. Local governments continue to be backed by the tax base of the national government. Shadow banking remains a single-digit percentage of the existing stock of bank loans. Real estate prices could prove elevated in Tier 1 and 2 cities, but are less likely in other parts of the country. In the final analysis, Beijing has great firepower, which may be used in its pursuit of economic growth and social stability. The greatest risks to China’s economy are external in our judgment.

6    Certified Annual Report

Ultimately, it is difficult to forecast market movements with precision, and we remain focused on what we believe we can control. Namely, we continue to make risk-adjusted improvements to the portfolio. That said, if the market multiple simply remains unchanged in the next year, our portfolio may represent a vehicle for capital appreciation at a rate consistent with the earnings per share growth we expect for our portfolio. Emerging markets currencies arguably also offer some potential for recovery in the coming year, which should be a consideration for U.S.-based emerging markets investors broadly. Ultimately, it is our hope that our dual emphasis on capital appreciation and risk management will be a distinguishing characteristic of the Thornburg Developing World Fund over time. If capital market conditions in the developing world erode, companies with stable and self-funding businesses can reduce the need for external financing when it might be least available, thereby setting the stage for potential continued business development in the medium term.

Sincerely,

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2011

TOP TEN HOLDINGS

As of 9/30/11

Genomma Lab Internacional SA	3.3%	Cia Hering	3.0%
Clicks Group Ltd.	3.3%	Schlumberger Ltd.	3.0%
Colgate Palmolive Co.	3.2%	Credicorp Ltd.	3.0%
Trinity Ltd.	3.1%	Totvs SA	3.0%
PT Indocement Tunggal Prakarsa Tbk	3.0%	Hengan International Group Co. Ltd.	2.9%

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/11

Software & Services	18.3%	Food & Staples Retailing	6.0%
Banks	11.3%	Food, Beverage & Tobacco	5.1%
Materials	10.5%	Pharmaceuticals, Biotechnology & Life Sciences	3.3%
Energy	9.0%	Consumer Durables & Apparel	3.1%
Retailing	8.4%	Capital Goods	1.7%
Health Care Equipment & Services	7.7%	Technology Hardware & Equipment	1.6%
Household & Personal Products	6.2%	Diversified Financials	1.0%
Consumer Services	6.1%	Other Assets & Cash Equivalents	0.7%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/11 (percent of equity holdings)

China	17.7%	Turkey	4.5%
Brazil	11.3%	Argentina	3.6%
Indonesia	9.7%	South Africa	3.3%
India	8.7%	Netherlands	3.0%
Russia	7.2%	Peru	3.0%
United States	5.5%	Canada	2.9%
Taiwan	5.4%	Poland	1.9%
Mexico	5.3%	Thailand	1.8%
Hong Kong	5.2%

8    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

	Shares/ Principal Amount	Value
COMMON STOCK — 99.26%

BANKS — 11.28%
COMMERCIAL BANKS — 11.28%
Credicorp Ltd.	19,197	$1,769,963
PT Bank Mandiri	2,172,000	1,556,724
Sberbank of Russia	783,900	1,716,741
Turkiye Garanti Bankasi A.S.	419,500	1,634,298

		6,677,726

CAPITAL GOODS — 1.72%
MACHINERY — 1.72%
Turk Traktor Ve Ziraat Makineleri AS	52,974	1,020,485

		1,020,485

CONSUMER DURABLES & APPAREL — 3.06%
TEXTILES, APPAREL & LUXURY GOODS — 3.06%
Trinity Ltd.	2,266,000	1,812,823

		1,812,823

CONSUMER SERVICES — 6.10%
DIVERSIFIED CONSUMER SERVICES — 1.83%
[a]New Oriental Education & Technology Group, Inc. ADR	47,113	1,082,185
HOTELS, RESTAURANTS & LEISURE — 4.27%
Arcos Dorados Holdings, Inc.	27,218	631,186
[a]Jubilant Foodworks Ltd.	39,343	641,056
Wynn Macau Ltd.	523,200	1,255,024

		3,609,451

DIVERSIFIED FINANCIALS — 1.00%
CAPITAL MARKETS — 1.00%
[a]Noah Holdings Ltd. ADR	64,280	591,376

		591,376

ENERGY — 9.02%
ENERGY EQUIPMENT & SERVICES — 3.00%
Schlumberger Ltd.	29,804	1,780,193
OIL, GAS & CONSUMABLE FUELS — 6.02%
CNOOC Ltd.	938,000	1,561,045
Coal India Ltd.	152,900	1,038,065
Novatek OAO GDR	8,300	964,460

		5,343,763

FOOD & STAPLES RETAILING — 6.03%
FOOD & STAPLES RETAILING — 6.03%
CP All plc	681,900	1,052,958
Drogasil S.A.	234,067	1,400,481
Eurocash SA	155,806	1,114,865

		3,568,304

FOOD, BEVERAGE & TOBACCO — 5.13%
BEVERAGES — 2.23%
Coca Cola Co.	19,585	1,323,163

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

	Shares/ Principal Amount	Value
FOOD PRODUCTS — 2.90%
Mayora Indah	1,184,000	$1,717,406

		3,040,569

HEALTH CARE EQUIPMENT & SERVICES — 7.74%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.74%
St. Shine Optical Co. Ltd.	131,644	1,619,902
HEALTH CARE PROVIDERS & SERVICES — 5.00%
Diagnosticos da America SA	198,900	1,691,483
Sinopharm Group Co. H	479,700	1,268,950

		4,580,335

HOUSEHOLD & PERSONAL PRODUCTS — 6.15%
HOUSEHOLD PRODUCTS — 3.24%
Colgate Palmolive Co.	21,596	1,915,133
PERSONAL PRODUCTS — 2.91%
Hengan International Group Co. Ltd.	214,500	1,725,663

		3,640,796

MATERIALS — 10.47%
CHEMICALS — 5.50%
Asian Paints Ltd.	24,118	1,555,666
Potash Corp. of Saskatchewan, Inc.	39,295	1,698,330
CONSTRUCTION MATERIALS — 3.05%
PT Indocement Tunggal Prakarsa Tbk	1,133,200	1,804,869
METALS & MINING — 1.92%
Southern Copper Corp.	45,530	1,137,795

		6,196,660

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.34%
PHARMACEUTICALS — 3.34%
[a]Genomma Lab Internacional SA	1,198,800	1,976,901

		1,976,901

RETAILING — 8.35%
INTERNET & CATALOG RETAIL — 1.04%
[a]Makemytrip Ltd.	27,869	615,347
MULTILINE RETAIL — 4.27%
Clicks Group Ltd.	413,315	1,926,705
PT Mitra Adiperkasa Tbk	1,224,500	599,016
SPECIALTY RETAIL — 3.04%
Cia Hering	107,900	1,802,494

		4,943,562

SOFTWARE & SERVICES — 18.30%
INFORMATION TECHNOLOGY SERVICES — 2.12%
Infosys Technologies Ltd. ADR	24,587	1,255,658
INTERNET SOFTWARE & SERVICES — 13.23%
Alibaba.com Ltd.	1,017,500	952,510
Mercadolibre, Inc.	27,260	1,465,225
PChome Online, Inc.	108,000	637,900
[a]Qihoo 360 Technology Co. Ltd. ADR	92,942	1,518,672

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

	Shares/ Principal Amount	Value
Tencent Holdings Ltd.	81,800	$1,720,579
[a]Yandex NV	75,346	1,537,812
SOFTWARE — 2.95%
Totvs SA	102,655	1,747,087

		10,835,443

TECHNOLOGY HARDWARE & EQUIPMENT — 1.57%
COMMUNICATIONS EQUIPMENT — 1.57%
HTC Corp.	41,350	929,443

		929,443

TOTAL COMMON STOCK (Cost $64,834,530)		58,767,637

TOTAL INVESTMENTS — 99.26% (Cost $64,834,530)		$58,767,637
OTHER ASSETS LESS LIABILITIES — 0.74%		438,091

NET ASSETS — 100.00%		$59,205,728

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2011

ASSETS
Investments at value (cost $64,834,530) (Note 2)	$58,767,637
Cash denominated in foreign currency (cost $431,946)	419,540
Receivable for investments sold	869,293
Receivable for fund shares sold	286,658
Dividends receivable	94,810
Dividend and interest reclaim receivable	749
Prepaid expenses and other assets	10,622

Total Assets	60,449,309

LIABILITIES
Payable for investments purchased	807,910
Payable for fund shares redeemed	140,655
Payable to investment advisor and other affiliates (Note 3)	36,600
Payable to custodian	127,063
Deferred tax payable	54,123
Accounts payable and accrued expenses	77,230

Total Liabilities	1,243,581

NET ASSETS	$59,205,728

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(95,717)
Net unrealized depreciation on investments and foreign currency translations	(6,137,303)
Accumulated net realized gain (loss)	(2,630,612)
Net capital paid in on shares of beneficial interest	68,069,360

$59,205,728

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($24,929,278 applicable to 1,995,111 shares of beneficial interest outstanding - Note 4)	$12.50
Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.09

Class C Shares:
Net asset value and offering price per share ($7,257,395 applicable to 586,743 shares of beneficial interest outstanding - Note 4)*	$12.37

Class I Shares:
Net asset value, offering and redemption price per share ($27,019,055 applicable to 2,140,416 shares of beneficial interest outstanding - Note 4)	$12.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $104,403)	$1,042,966
Interest income	339

Total Income	1,043,305

EXPENSES:
Investment advisory fees (Note 3)	641,564
Administration fees (Note 3)
Class A Shares	34,165
Class C Shares	9,778
Class I Shares	15,324
Distribution and service fees (Note 3)
Class A Shares	68,546
Class C Shares	78,416
Transfer agent fees
Class A Shares	40,201
Class C Shares	16,763
Class I Shares	18,049
Registration and filing fees
Class A Shares	21,311
Class C Shares	20,268
Class I Shares	20,772
Custodian fees (Note 3)	133,653
Professional fees	44,342
Accounting fees	1,669
Trustee fees	1,735
Other expenses	27,030

Total Expenses	1,193,586
Less:
Expenses reimbursed by investment advisor (Note 3)	(82,967)
Investment advisory fees waived by investment advisor (Note 3)	(163,041)
Fees paid indirectly (Note 3)	(1,481)

Net Expenses	946,097

Net Investment Income	$97,208

Certified Annual Report    13

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(2,272,526)
Foreign currency transactions	(213,072)

(2,485,598)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $38,015)	(10,535,960)
Foreign currency translations	(16,022)

(10,551,982)

Net Realized and Unrealized Loss	(13,037,580)

Net Decrease in Net Assets Resulting from Operations	$(12,940,372)

See notes to financial statements.

14    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Developing World Fund

	Year Ended September 30, 2011	Period Ended* September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$97,208	$90,914
Net realized gain (loss) on investments and foreign currency transactions, net of foreign capital gain taxes	(2,485,598)	(342,739)
Net unrealized appreciation (depreciation) on investments, foreign currency translations, and deferred taxes	(10,551,982)	4,414,679

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,940,372)	4,162,854

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(28,522)	—
Class C Shares	(6,288)	—
Class I Shares	(51,293)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	16,379,807	12,579,326
Class C Shares	5,862,947	2,603,666
Class I Shares	15,403,407	15,240,196

Net Increase in Net Assets	24,619,686	34,586,042

NET ASSETS:
Beginning of Period	34,586,042	—

End of Period	$59,205,728	$34,586,042

Undistributed net investment income	$—	$11,955

*	For the period from commencement of operations on December 16, 2009 through September 30, 2010.

See notes to financial statements.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2011

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, and (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the security’s market value.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of September 30, 2011. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2011
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$58,767,637	$58,767,637	$—	$—

Total Investments in Securities	$58,767,637	$58,767,637	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

Other Notes: It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers at the beginning of the reporting period. The Fund recognized no significant transfers between levels for the year ended September 30, 2011.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. Such spot contracts are included in Receivable for investments sold and Payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends,

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies,” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2011, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2011, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2011, the Advisor voluntarily and contractually waived investment advisory fees of $163,041. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2011, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,891 for Class A shares, $23,931 for Class C shares, and $54,145 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2011, the Distributor has advised the Fund that it earned commissions aggregating $23,640 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,080 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2011, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2011, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2011, fees paid indirectly were $1,481.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2011		Period Ended September 30, 2010*
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,982,581	$30,656,908	1,023,348	$13,148,906
Shares issued to shareholders in reinvestment of dividends	1,639	25,513	—	—
Shares repurchased	(966,885)	(14,303,463)	(45,572)	(569,655)
Redemption fees received**	—	849	—	75

Net increase (decrease)	1,017,335	$16,379,807	977,776	$12,579,326

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

	Year Ended September 30, 2011		Period Ended September 30, 2010*
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	559,204	$8,559,013	207,298	$2,690,788
Shares issued to shareholders in reinvestment of dividends	359	5,563	—	—
Shares repurchased	(173,608)	(2,701,877)	(6,510)	(87,135)
Redemption fees received**	—	248	—	13

Net increase (decrease)	385,955	$5,862,947	200,788	$2,603,666

Class I Shares
Shares sold	1,732,916	$27,280,362	1,219,783	$15,347,231
Shares issued to shareholders in reinvestment of dividends	2,828	44,294	—	—
Shares repurchased	(806,467)	(11,922,242)	(8,644)	(107,188)
Redemption fees received**	—	993	—	153

Net increase (decrease)	929,277	$15,403,407	1,211,139	$15,240,196

*	The Fund commenced operations on December 16, 2009.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $121,087,005 and $80,443,643, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$65,672,336

Gross unrealized appreciation on a tax basis	$1,662,909
Gross unrealized depreciation on a tax basis	(8,567,608)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(6,904,699)

At September 30, 2011, the Fund did not have any undistributed ordinary income or distributable capital gains.

At September 30, 2011, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2010 of $95,718 and $1,792,806, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2012.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2011

capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. As of September 30, 2011, the Fund had no pre-enactment capital loss carryforwards to offset future capital gains.

The tax character of distributions paid for the year and period ended September 30, 2011, and September 30, 2010, respectively, was as follows:

	2011	2010
Distributions from:
Ordinary income	$86,103	$—
Capital gains	—	—

Total Distributions	$86,103	$—

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $11, decreased accumulated net realized loss by $118,766, and increased distribution in excess of net investment income by $118,777. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses), foreign capital gains taxes paid and net operating losses.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

For the year ended September 30, 2011, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2011 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(b)(c)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(c)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(c)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 16, 2009.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Annual Report	Certified Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Developing World Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2011, and the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period December 16, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2011

24    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2011, and held until September 30, 2011.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period† 4/1/11–9/30/11
Class A Shares
Actual	$1,000.00	$791.10	$7.20
Hypothetical*	$1,000.00	$1,017.03	$8.11
Class C Shares
Actual	$1,000.00	$788.40	$10.34
Hypothetical*	$1,000.00	$1,013.51	$11.64
Class I Shares
Actual	$1,000.00	$793.20	$4.54
Hypothetical*	$1,000.00	$1,020.00	$5.11

†	Expenses are equal to the annualized expense ratio for each class (A: 1.60%; C: 2.31%; I: 1.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    25

INDEX COMPARISON

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Developing World Fund versus MSCI Emerging Markets Index (December 16, 2009 to September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2011 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/16/09)	-17.24%	—	—	0.06%
C Shares (Incep: 12/16/09)	-14.82%	—	—	2.05%
I Shares (Incep: 12/16/09)	-12.89%	—	—	3.27%
MSCI Emerging Markets Index (Since 12/16/09)	-16.15%	—	—	-3.14%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares. Class A and I shares are subject to a 1% 30-day redemption fee.

26    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 65 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 55 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 66 Trustee since 1994, Member of Audit Committee & Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 70 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 65 Trustee since 2004 & Nominating Committee, Chairman of Governance	Senior Counsel and, until 2009, Partner in Akin, Gump, Strauss, Hauer & Feld LLP (law firm) in Washington, D.C. and Beijing, China.	None

Susan H. Dubin, 62 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 57 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 52 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 48 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 72 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 44 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Alexander Motola, 41 Vice President since 2001	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 40 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 48 Vice President since 1999	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 41 Vice President since 2003	Portfolio Manager since 2007, Managing Director, and Associate Portfolio Manager until 2007 of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 45 Vice President since 2003	Managing Director since 2007 and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 37 Vice President since 2003 Secretary since 2007(6)	Managing Director since 2007, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 53 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 41 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 40 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

28    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Connor Browne, 32 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 37 Vice President since 2007	Vice President since 2011, Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager 2006–2007 of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 35 Vice President since 2007	Portfolio Manager since 2007, Managing Director since 2007, and Associate Portfolio Manager until 2009 of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 55 Vice President since 2008	Portfolio Manager since 2009, Managing Director since 2009, and Associate Portfolio Manager 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 36 Vice President since 2008	Portfolio Manager since 2010, Managing Director since 2010, and Associate Portfolio Manager 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 51 Vice President since 2008	Senior Tax Accountant since 2007 of Thornburg Investment Management, Inc.; Chief Financial Officer of Vestor Partners, LP (private equity fund) until 2007.	Not applicable

Jack Gardner, 57 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President since 2008 and National Sales Director of Thornburg Securities Corporation.	Not applicable

Laura Hillstrom, 44 Vice President since 2009	Chief Administrative Officer since 2009, Vice President and Managing Director, and Director of Information Systems until 2009 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    29

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2011, the Thornburg Developing World Fund designates 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

10.73% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2011, qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2011. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/ download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2011.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2011 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

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OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time relative to a “diversified emerging markets” category of mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

In evaluating quantitative and performance data presented, the Trustees noted (among other aspects of the data) comparative performance data for the one full calendar year since the Fund’s inception, which showed that the Fund’s investment return for the year exceeded the average return of the mutual fund category and the return of the index. Other noted quantitative data showed that the Fund’s investment returns fell within the top decile of performance for the fund category for the three-month, year-to-date and one-year periods ended with the second quarter of the current year. The Trustees also noted the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, and comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to two groups of equity mutual funds assembled by independent mutual fund analyst firms. Comparative fee and expense data noted by the Trustees showed that the management fee for the Fund (after fee waivers) was lower than the median and average fee rates for the two mutual fund groups, and that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was comparable to the median and average expense ratios for one group of mutual funds and somewhat higher than the median and average expense ratios for the other group of funds. The Trustees did not identify these differences as significant. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered costs incurred by the Advisor and data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees noted the adequacy of the Advisor’s resources and service capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the

Certified Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2011 (Unaudited)

Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

September 13, 2011

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Annual Report.

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    35

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2149

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2010	Year Ended September 30, 2011
Thornburg Investment Trust	$561,750	$603,000

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2010	Year Ended September 30, 2011
Thornburg Investment Trust	$-0-	$-0-

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2010	Year Ended September 30, 2011
Thornburg Investment Trust	$165,290	$184,100

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2010	Year Ended September 30, 2011
Thornburg Investment Trust	$-0-	$-0-

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2011, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Business Conduct and Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date: November 23, 2011

By:	/s/ George T. Strickland
George T. Strickland
Treasurer and principal financial officer

Date: November 23, 2011